UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number:	811-21335

Exact name of registrant as specified in charter:	Optimum Fund Trust

Address of principal executive offices:	2005 Market Street
Philadelphia, PA 19103

Name and address of agent for service:	David F. Connor, Esq.
2005 Market Street
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	(800) 523-1918

Date of fiscal year end:	March 31

Date of reporting period:	March 31, 2019

Item 1. Reports to Stockholders

Optimum Fixed Income Fund

Optimum International Fund

Optimum Large Cap Growth Fund

Optimum Large Cap Value Fund

Optimum Small-Mid Cap Growth Fund

Optimum Small-Mid Cap Value Fund

March 31, 2019

Carefully consider the Funds’ investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Funds’ prospectus and, if available, their summary prospectuses, which may be obtained by visiting optimummutualfunds.com/literature or calling 800 914-0278. Investors should read the prospectus and, if available, the summary prospectus carefully before investing.

Other than Macquarie Bank Limited (MBL), none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Funds are governed by US laws and regulations.

Unless otherwise noted, views expressed herein are current as of March 31, 2019, and subject to change for events occurring after such a date.

The Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Macquarie Investment Management (MIM) is the marketing name for certain companies comprising the asset management division of Macquarie Group. Investment products and advisory services are distributed and offered by and referred through affiliates which include Delaware Distributors, L.P. (DDLP), a registered broker/dealer and member of FINRA; and Macquarie Investment Management Business Trust (MIMBT) and Delaware Capital Management Advisers, Inc., each of which are SEC-registered investment advisors. Investment advisory services are provided by the series of MIMBT. Macquarie Group refers to Macquarie Group Limited and its subsidiaries and affiliates worldwide.

All third-party marks cited are the property of their respective owners.

© 2019 Macquarie Management Holdings, Inc.

Portfolio management reviews

Optimum Fixed Income Fund

April 9, 2019 (Unaudited)

Performance review (for the year ended March 31, 2019)
Optimum Fixed Income Fund (Institutional Class shares)	1-year return	+3.65%
Optimum Fixed Income Fund (Class A shares)	1-year return	+3.37%
Bloomberg Barclays US Aggregate Index (benchmark)	1-year return	+4.48%

Past performance does not guarantee future results.

For complete, annualized performance for Optimum Fixed Income Fund, please see the table on page 20.

Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service fee.

The performance of Class A shares excludes the applicable sales charge. Both Institutional Class shares and Class A shares reflect the reinvestment of all distributions.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Advisor

Delaware Management Company (DMC)

Sub-advisor

Pacific Investment Management Company LLC (PIMCO)

Market overview

During the first three months of the Fund’s fiscal year ended March 31, 2019, the US dollar rallied while geopolitical and trade tensions weighed on risk sentiment. Developed market equities ended the second calendar quarter of 2018 higher even as credit spreads widened. Divergent growth momentum and central bank activity between the United States and other developed regions supported the US dollar, leading to weakness in emerging market assets. In June, the US Federal Reserve hiked its policy rate and signaled two more increases in 2018, while softer economic data elsewhere prompted a more cautious approach from central banks including the Bank of England (BOE) and the European Central Bank (ECB).

Risk assets remained resilient as developed market yields shifted higher in the third quarter of 2018. Despite lingering US-China tensions and challenges in emerging market assets, a strong fundamental backdrop persisted and contributed to relatively strong performance from US risk assets: US equities rallied, corporate credit spreads tightened, and the dollar strengthened. Meanwhile, central banks remained on course for diminished monetary support, which pushed developed market yields higher. During the third quarter, the Fed and BOE both raised their key interest rates, the ECB confirmed plans to cease asset purchases by year-end, and the Bank of Japan (BOJ) adjusted its yield curve control.

Risk sentiment waned late in 2018 as developed market yields fell. Most risk assets had challenging performance in the fourth quarter as volatility rose. Concerns about slowing growth amid other sources of uncertainty led to a selloff in global equity markets while credit spreads widened and developed market yields fell. In December, the

Fed hiked its policy rate for the fourth time in 2018, while lowering its expectations for rate increases in 2019.

Markets rebounded to begin 2019 and sustained their recovery from December’s selloff. Global central banks signaled more accommodative stances as economic data indicated slowing growth. Optimism over US-China trade talks helped bolster market sentiment, while other developments were more mixed. In Britain, the threat of a no-deal Brexit seemed to recede. Elsewhere in Europe, the European Commission warned of deteriorating debt dynamics in Italy, Spain, and Greece.

Source: Bloomberg.

Fund performance

For the fiscal year ended March 31, 2019, Optimum Fixed Income Fund underperformed its benchmark index, the Bloomberg Barclays US Aggregate Index, with mixed results from different component parts of the Fund, managed by DMC and PIMCO, covering intermediate-term, floating-rate securities, and low duration bonds. The following remarks describe factors that affected relative performance within the Fund’s respective portions.

DMC

Note: The portfolio-level discussion presented below appears in two sections. The first covers DMC’s multisector, intermediate-term portion of the Fund, while the second covers its short duration, floating-rate strategy.

Intermediate-term component

For the fiscal year ended March 31, 2019, DMC’s fixed-rate intermediate-term portion of Optimum Fixed Income Fund returned +3.64% (before expenses), underperforming the Fund’s benchmark, the Bloomberg Barclays US Aggregate Index, which returned +4.48% for the fiscal year. (All return references below are before expenses.)

Bank loan exposure in DMC’s intermediate-term portion of the Fund averaged 8% during the fiscal year, with below-benchmark

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Optimum Fixed Income Fund

performance. This was driven in part by a meaningful selloff during the fourth quarter of 2018 and the floating-rate nature of the asset class. Performance rebounded somewhat in early 2019; however, with the Fed tilting to a more dovish stance, the asset class lagged other higher-beta (higher-risk) opportunities.

Emerging markets struggled for most of the fiscal year, resulting in losses. A continuation of Fed hikes for the whole of 2018 supported a strong US dollar. Additionally, the increase in US rates going into the back half of 2018 provided an additional headwind for emerging markets. Within this portion of the Fund, exposure to Argentine, Turkish, and Ukrainian government bonds detracted from performance. Holdings in Digicel Group, a wireless provider, also experienced losses as fundamentals weighed on its outlook. Solid performance within the metals and mining sector including CSN Resources S.A. and First Quantum Minerals Ltd. helped cushion against losses.

The largest detractor from performance in DMC’s intermediate-term portion of the Fund was a significant underweight to mortgage-backed securities (MBS). This was compounded by poor security selection within to-be-announced (TBA) pools and an out-of-benchmark exposure to collateralized mortgage obligations (CMOs). The returns in both agency fixed-rate MBS and CMO structures were quite negative and were a large drag on performance in DMC’s intermediate-term component of the Fund. Total mortgage-backed exposure of roughly 15% during the Fund’s fiscal year generated a negative return and detracted meaningfully from performance.

DMC used a barbell strategy of long sequential CMOs and inverse interest-only (IO) securities for long-maturity exposure, which was offset by investments in straight IO, representing short-maturity exposure. (A barbell strategy is a fixed-income strategy in which the maturities and/or durations of included securities are concentrated at two extremes.) This barbell was a higher yield proxy for straight current coupon mortgage-backed agency pass-through investments. As the market encountered more volatility in the second half of 2018, this barbell succumbed to price declines and yield premium events. DMC reduced MBS exposure in this portion of the Fund during the second half of 2018 and continued to reduce its CMO allocation during the first quarter of 2019.

Another detractor came from a meaningful underweight to high-quality assets, specifically US Treasurys. DMC’s intermediate-term portion of the Fund averaged an 11% allocation during the 12-month period, but good security selection within the asset class wasn’t enough to offset the underweight.

DMC used derivatives in its intermediate portion of the Fund for risk management purposes. These included interest rate futures, option contracts to manage exposure to changes in securities prices caused by interest rates or market conditions, and credit default swaps and interest rate swaps. Of these, futures represented the largest return component and were material to overall performance in DMC’s intermediate portion of the Fund.

In this portion of the Fund, DMC’s allocation favored higher yielding sectors, including corporate bonds, emerging markets, and high yield. However, important risk management shifts were made during the fiscal year across several sectors. For example, entering the fiscal year, this portion of the Fund carried a nearly 33% allocation to high grade credit. With spreads for the asset class reaching multiyear tight levels in February 2018, DMC began to reduce exposure, to about 25% by the end of June 2018. Solid security selection across all the major subcategories of high grade credit contributed to relative returns in DMC’s intermediate-term component of the Fund. For example, a market weight to industrials returned 5.72% versus 4.96% for the benchmark sector.

Strong performance from investment grade chemicals, including issuers such as Dow DuPont Inc., and Nutrien Ltd. contributed to performance in DMC’s intermediate-term portion of the Fund. Performance within chemicals was tempered somewhat by exposure to RPM International Inc. convertible securities and long-dated debentures issued by Mosaic Co. Several long-dated investments within the media and entertainment subcategory also performed well. Investments in the financial sector proved beneficial; contributors included higher-quality super-regional banks SunTrust Banks Inc. and PNC Bank NA. Additionally, exposure to Credit Suisse Group AG contingent capital notes and Bank of America Corp. preferred securities outperformed the benchmark return. USB Capital IX noncumulative preferred securities and Morgan Stanley long-dated senior unsecured bonds generated negative returns for the Fund’s fiscal year. High grade utilities represented a relatively small share of the risk but still helped drive performance through security selection during the Fund’s fiscal year.

An average allocation of 9% to high yield was somewhat beneficial to DMC’s intermediate-term portion of the Fund during the fiscal year. Investments in the midstream sector performed well, including pipeline operators NuStar Logistics LP and Targa Resources Partners LP. Performance within the independent subsector of energy was mixed. Alta Mesa Holding LP delayed regulatory filings, and subsequently earnings, leading to significant price declines. Exposure to Chesapeake Energy Corp. and Southwestern Energy Co. partially offset this. Solid performance from Calpine Corp. and NRG Energy Inc. helped utilities as well.

Floating-rate component

For the fiscal year, DMC’s floating-rate portion of the Fund returned +3.04% (before expenses), outperforming DMC’s internal benchmark, the ICE BofAML US Dollar 3-Month Deposit Offered Rate Constant Maturity Index, which returned +2.48% for the fiscal year. (All returns are before expenses.)

Investment grade credit exposure of 54% was the largest contributor to performance in DMC’s floating-rate portion of the Fund. With a total return of 3.21%, investment grade credit contributed 176 basis points to performance, net of interest rate swap exposure, outperforming the ICE BofAML US Dollar 3-Month Deposit Offered Rate Constant Maturity Index. (A basis point equals one hundredth of a percentage point.) Investment grade credit continued to be the largest sector allocation in this portion of the Fund. All four of the major investment grade sectors within DMC’s floating-rate portfolio – industrial, financial, utility, and noncorporate – outperformed the ICE BofAML US Dollar 3-Month Deposit Offered Rate Constant Maturity Index.

Industrial exposure of 24% – the largest sector exposure in DMC’s floating-rate portion of the Fund – returned 3.59%. Leading performers were Abbott Laboratories, General Dynamics, and Dollar Tree Inc. Detractors among industrials were CVS Health Corp., General Electric Co.,and Penske Truck Leasing. Financials, at a 20% allocation, returned 3.03%. Banks were significant contributors among financial holdings. Wells Fargo & Co., Citigroup Inc., and Bank of America Corp. were leading contributors. Detractors among financials included US Bancorp, Marsh & McLennan Cos. Inc., and Japan Bank for International Cooperation. The utility exposure (4%) and the noncorporate sector (6%) in DMC’s floating-rate portion of the Fund returned 2.89% and 2.84%, respectively.

Bank loan holdings (24% allocation) contributed to performance, returning 2.79%, outperforming the ICE BofAML US Dollar 3-Month Deposit Offered Rate Constant Maturity Index. Strong contributors among bank loans were Sinclair Broadcast Group Inc., Cushman & Wakefield PLC, and First Data Corp. Detractors included Envision Healthcare Corp., American Tire Distributors,and Univision Communications. The average quality of the bank loans was Ba3, relatively high quality compared with most bank loan indices. High yield and emerging markets each made up about 1% of the DMC’s floating-rate portion of the Fund, returning 2.93% and 3.44%, respectively.

Within structured credit (18% allocation), asset-backed securities (ABS) accounted for roughly a 13% allocation in DMC’s floating-rate component of the Fund, and slightly underperformed the ICE BofAML US Dollar 3-Month Deposit Offered Rate Constant Maturity Index, posting a return of 2.46%. The ABS exposure was primarily invested in nonresidential ABS, including credit cards and autos, a source of high-quality liquidity and income. Collateralized loan obligations (CLOs) (5% allocation) outperformed the ICE BofAML US Dollar

3-Month Deposit Offered Rate Constant Maturity Index, with DMC’s ABS holdings returning 2.64%. Holdings in CLOs continued to be senior in the capital structure and AAA-rated.

DMC uses interest rate swaps to hedge the duration of fixed-rate bonds within the floating-rate portion of the Fund, to maintain an overall portfolio duration of roughly 0.25 years. During the 12-month period, interest rate swaps hedged fixed-rate exposure in 23% of this portion of the Fund. When using an interest rate swap as a portfolio hedge, one pays a fixed rate and receives a floating rate based on the 3-month London interbank offered rate or LIBOR). During the fiscal year, the Treasury yield curve flattened as the Fed continued hiking rates and reducing its balance sheet. The 2-year note was flat while 5- and 10-year notes both declined by 32 basis points. The rate on 30-year Treasurys fell 15 basis points. The interest rate hedges detracted from returns in DMC’s floating-rate component of the Fund as interest rates fell in the fourth quarter of 2018 and the first quarter of 2019.

DMC also initiated a credit hedge during the fiscal year in an attempt to protect the Fund against potential spread volatility. This credit hedge did not have a significant effect on the Fund’s performance and was unwound early in the first quarter of 2019.

PIMCO

Note: The portfolio-level discussion presented below appears in two sections. The first covers PIMCO’s portion of the Fund that focused on an intermediate-term strategy, while the second covers its portion that focused on a low duration strategy.

Intermediate-term component

During the fiscal year, the intermediate-term component of PIMCO’s portion of the Fund returned +5.55% (before expenses) and outperformed its benchmark, the Bloomberg Barclay’s US Aggregate Index, which returned +4.48% for the same period.

Interest rate strategies added to performance for PIMCO’s intermediate-term component of the Fund. US yield curve positioning, including short exposure to front-end rates and an overweight to intermediate rates, added to performance as the yield curve flattened. Non-US interest rate strategies detracted from performance for this portion of the Fund, including short exposure to Japanese and UK interest rates.

Spread sector strategies were positive for returns in PIMCO’s intermediate-term portion of the Fund. An underweight to investment grade corporate spread duration late in the fiscal year added to performance as credit spreads widened. Security selection within investment grade credit also added to performance. A modest allocation to high yield credit contributed as the sector outperformed like-duration Treasurys. An overweight to agency MBS was neutral as the sector performed in line with like-duration Treasurys. Holdings of select non-agency MBS added to performance. Lastly, an allocation to US Treasury inflation-protected securities (TIPS) detracted from performance as inflation expectations declined during the fiscal year.

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Optimum Fixed Income Fund

Currency strategies contributed to performance for PIMCO’s intermediate-term portion of the Fund, including a long-dollar bias relative to the Japanese yen at the start of the fiscal year and a long-dollar bias relative to a basket of Asian emerging market currencies.

At the end of the Fund’s fiscal year, PIMCO continued to favor US interest rate exposure relative to other developed markets, including the United Kingdom and Japan, as it believed rates in the US are likely to be relatively range-bound, and positioning in Japan may serve as an inexpensive hedge against global rates rising. PIMCO continued to have modest exposure to TIPS given market expectations that remain below long-term fair value. They also provide a hedge against upside surprises in inflation.

Low duration component

The low duration component of PIMCO’s portion of the Fund returned +3.06% (before expenses) and outperformed PIMCO’s internal benchmark, the ICE BofAML 1-3 Year US Treasury Index, which returned +2.70% for the same period.

Spread sector strategies added to returns in PIMCO’s low duration portion of the Fund. Holdings of select non-agency mortgages contributed to performance, as these securities remained well supported by continued strength in the US housing market. Tactical investment grade credit exposure, including a focus on shorter duration corporates, was positive. Lastly, an allocation to US TIPS detracted from performance in PIMCO’s low duration portion of the Fund as inflation expectations declined.

Currency positioning contributed to performance in this portion of the Fund. A long-dollar bias relative to the Japanese yen early in the 12-month period contributed to returns in this portion of the Fund. Additionally, a long-dollar bias versus the euro added to performance as the euro depreciated relative to the US dollar during the fiscal year.

Interest rate strategies detracted from performance in PIMCO’s low duration portion of the Fund. An underweight to US duration and yield curve positioning, including short exposure to intermediate and long-end rates, detracted from performance as intermediate and long-end rates fell during the fiscal year. PIMCO prefers the intermediate portion of the curve, as it believes rates are likely to be range bound in the near term.

PIMCO remained defensive in positioning its low duration portion of the Fund for a steeper yield curve, to minimize overall interest rate risk. At fiscal year end, PIMCO continued to have modest exposure to TIPS as break-even inflation rates remained low and it found TIPS provide a good hedge against upside inflationary surprises.

PIMCO used several types of derivatives to manage risks associated with market volatility and interest rate risk. However, the use of credit default swaps, forwards, interest rate swaps, options, swaptions, and futures did not have a material impact on performance during the fiscal year within either component of PIMCO’s portion of the Fund.

Optimum International Fund

April 9, 2019 (Unaudited)

Performance review (for the year ended March 31, 2019)
Optimum International Fund (Institutional Class shares)*	1-year return	– 5.28%
Optimum International Fund (Class A shares)*	1-year return	– 5.53%
MSCI ACWI ex USA Index (net) (current benchmark)	1-year return	– 4.22%
MSCI ACWI ex USA Index (gross) (current benchmark)	1-year return	– 3.74%
MSCI EAFE Index (net) (former benchmark)	1-year return	– 3.71%
MSCI EAFE Index (gross) (former benchmark)	1-year return	– 3.22%

Past performance does not guarantee future results.

For complete, annualized performance for Optimum International Fund, please see the table on page 23.

Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service fee.

The performance of Class A shares excludes the applicable sales charge. Both Institutional Class shares and Class A shares reflect the reinvestment of all distributions.

Effective Jan. 19, 2018, the MSCI ACWI ex USA Index replaced the MSCI EAFE Index in order to reflect the Fund’s ability to invest in emerging market securities.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

*Total returns for the report period presented in the table differ from the returns in “Financial highlights.” The total returns presented in the above table are calculated based on the net asset value (NAV) at which shareholder transactions were processed. The total returns presented in “Financial highlights” are calculated in the same manner, but also take into account certain adjustments that are necessary under US generally accepted accounting principles (US GAAP) required in the annual report.

Advisor

Delaware Management Company (DMC)

Sub-advisors

Acadian Asset Management LLC (Acadian)

EARNEST Partners LLC (EARNEST)

Market overview

Global equity markets sharply recovered during the final three months of the Fund’s fiscal year ended March 31, 2019, as easing monetary policy and promising trade developments seemed to allay investors’ earlier concerns. Domestic markets boasted their strongest quarterly returns in a decade as all major US benchmark equity indices were up more than 10% during the first quarter of 2019. For the Fund’s full fiscal year, US large-caps, represented by the Russell 1000® Index, rose 9.30% and small-caps, represented by the Russell 2000® Index, gained just 2.05%. Developed international markets lagged, with the MSCI ACWI ex-USA Index (net) declining 4.22%. Emerging markets fared even worse with the MSCI Emerging Markets Index (net) falling 7.4% during the fiscal year.

During the final three months of the Fund’s fiscal year, the US Federal Reserve abruptly changed its near-term outlook for interest rates. In response to a slowing global economy, the Fed signaled in March 2019 that it would pause its recent string of interest rate increases. Fed officials continued to maintain a generally optimistic stance on the US economy but cautioned that growth may slow, noting that it expects US gross domestic product (GDP) to expand 2.3% this year, and 2.0% next year.

International trade policy continued to be a major focus of equity markets as investors analyzed the effect of both pending and potential tariffs between the United States and its trade partners. US-China trade discussions progressed during the second half of the fiscal year as tensions de-escalated and further (previously planned) tariff increases were postponed.

Nonetheless, Chinese economic growth continued to decelerate as the government lowered its economic growth target to 6.0%-6.5% for the year. The government pointed to uncertainties in its negotiations with the US as the main challenge facing the Chinese economy. Because of these uncertainties, the MSCI China Index fell 6.1% during the Fund’s fiscal year. However, like other equity indices, the index advanced 17.7% during the last three months of the fiscal year as investors received clarity on the challenges that the Chinese markets have faced and seemed encouraged by the progress made on trade negotiations during the first quarter of 2019.

The price of crude oil gained more than 30% during the last quarter of the Fund’s fiscal year. The Organization of the Petroleum Exporting Countries (OPEC) sought to address a supply glut with production cuts, and its output sunk to a four-year low in March, with Saudi Arabia shouldering most of the burden.

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Portfolio management reviews

Optimum International Fund

Within the European Union (EU), fourth-quarter GDP growth increased, totally 1.4% for 2018. The United Kingdom’s Brexit saga continued amid increasing uncertainty about how the nation will negotiate its exit from the EU.

Source: Bloomberg.

Fund performance

For the fiscal year, Optimum International Fund underperformed its current benchmark, the MSCI ACWI ex USA Index, and its former benchmark, the MSCI EAFE Index. Acadian’s portion of the Fund slightly underperformed the benchmark (net of fees). Its strong country allocations more than offset the small negative effect of its stock selection. However, less successful investments included stock selection in France, a combination of stock selection and an underweight position in the UK, and a combination of stock selection and an overweight position in Indonesia. In EARNEST’s portion of the Fund, stock selection was the principal factor behind the underperformance. Most of the underperformance in EARNEST’s portion of the Fund came during the fourth quarter of 2018, when increased trade tensions between the US and China sparked a broad selloff in equities. Investors tend to flock toward more defensive sectors, such as utilities, whenever there is an increased level of uncertainty in the market. EARNEST’s portion of the Fund was underweight these defensive sectors, however, since EARNEST does not view most of these companies as attractive from a fundamental perspective.

Acadian

Throughout the Fund’s fiscal year, Acadian remained focused on its disciplined, value-focused, multi-factor approach and sought to manage its portion of the Fund with consistency, objectivity, and appropriate risk controls.

Stock selection in industrial and material sectors detracted from performance in Acadian’s portion of the Fund, which saw the weakest results from positions in continental European industrial stocks and emerging markets’ materials stocks.

A combination of stock selection and an overweight position in utilities aided performance in Acadian’s portion of the Fund, as did a combination of stock selection and an underweight position in financials. Acadian’s portion of the Fund benefited most from positions in Japanese utilities and Continental European financials.

Overall, stock selection in Japan, an overweight position in Brazil, and a combination of stock selection and an overweight position in Israel contributed to performance in Acadian’s portion of the Fund during the fiscal year.

Two detractors from performance in Acadian’s portion of the Fund were Deutsche Lufthansa AG and Eramet. Lufthansa slumped in October 2018 after the German air carrier posted a decline in third-quarter underlying earnings, dampened by higher fuel prices, delays, and costs associated with integrating Air Berlin into its Eurowings unit. Meanwhile, shares of Eramet tumbled in July after the French mining company posted weaker-than-expected first-half results. Lufthansa was still held at the end of the Fund’s fiscal year due to contributions from value and quality metrics. Acadian still held Eramet in its portion of the Fund at the end of the fiscal year, owing primarily to favorable scores on technical, growth, and quality signals

During the fiscal year, contributors to Acadian’s portion of the Fund included Tokyo Electric Power Co. Holdings Inc. and Sumitomo Dainippon Pharma Co. Ltd. Shares of Tokyo Electric Power advanced during the second quarter of the Fund’s fiscal year after the Japanese utility company posted an increase in annual recurring profit, owing largely to higher energy prices. Meanwhile, shares of Sumitomo Dainippon Pharma jumped during the last three months of the fiscal year after the Japanese drug maker reached settlements to end patent-infringement lawsuits related to its Latuda schizophrenia treatment in the US.

At the end of the fiscal year, Acadian’s largest country overweights compared to the MSCI ACWI ex USA Index in its portion of the Fund were Israel, Canada, Brazil, China, and the Netherlands. The UK, Switzerland, France, and Japan were the largest underweight positions. At the sector level, Acadian continued its emphasis on healthcare and utilities, while consumer discretionary and consumer staples were significantly underweighted.

EARNEST

As a bottom-up (stock-by-stock), fundamental manager, EARNEST looks beyond the quarter-over-quarter noise of the market and strives to position its portion of the Fund for growth over a full market cycle.

A relative overweight allocation to the materials sector and a relative underweight allocation to utilities detracted from performance in EARNEST’s portion of the Fund during the fiscal year, while strong stock selection in the healthcare and consumer staples sectors contributed to performance.

BYD Co. Ltd., a Chinese manufacturer of automobiles and one of the world’s largest manufacturers of rechargeable batteries, detracted from performance in EARNEST’s portion of the Fund. During the fiscal year, BYD reported revenue growth on strong sales of its alternative fuel vehicles (AFVs). AFVs continue to be a strong source of growth for the company as the Chinese government has put more emphasis on environmental considerations. Despite the generally upbeat report, however, earnings missed consensus expectations, and investors sold the stock.

Shanghai Fosun Pharmaceutical Group Co. Ltd. – a leading healthcare company in China that generates most of its revenue from manufacturing both generic drugs and traditional Chinese medicines – also detracted from performance in EARNEST’s portion of the Fund. Investors benefited from significant stock price appreciation in 2017 as they seemed to pay closer attention to the valuations of individual companies with defensible products. But, in 2018, investors grew concerned with the potential effect of international trade disputes. As a result, Chinese securities suffered and Shanghai Fosun Pharmaceutical trailed its healthcare peers.

At the end of the Fund’s fiscal year, EARNEST continued to hold BYD and Shanghai Fosun Pharmaceutical in its portion of the Fund. EARNEST believes BYD could potentially benefit from environmentally friendly policy shifts imposed by the Chinese government. With respect to Shanghai Fosun Pharmaceutical, EARNEST believes the US-China trade disputes should have little impact going forward since a significant portion of the company’s revenues come from China.

Headquartered in Brazil, JBS Co. Ltd. contributed strongly to EARNEST’s portion of the Fund. JBS is one of the largest meat-processing companies in the world with an extensive product portfolio focusing mainly on beef, poultry, and pork as well as high value-added prepared and processed foods. While based in Sao Paulo, the company generates more than half of its revenue in the US where beef consumption is nearly quadruple the world average. With a forward price-to-earnings (P/E) ratio in the single digits, EARNEST believes JBS continues to represent a compelling opportunity from a valuation standpoint compared to its peers.

Another contributor to performance in EARNEST’s portion of the Fund was Capgemini SE, a world leading provider of technology consulting and software implementation services. The company offers strategic advice ranging from business strategy to technical execution and serves a broad range of clients within the financial services and manufacturing industries. Presently, business spending on outsourced technology services continues to outpace in-house technology investment while companies continue to embrace the cloud at the expense of hardware and infrastructure. EARNEST believes these two trends could benefit Capgemini as an industry leader with economies of scale and an ability to offer a wider array of solutions.

As of the end of the fiscal year, EARNEST’s portion of the Fund held overweights in the consumer discretionary, financials, healthcare, information technology, and materials sectors and underweights in communication services, consumer staples, energy, industrials, real estate, and utilities sectors. These relative overweight and underweight positions compared to the benchmark are an outgrowth of where EARNEST perceives individual opportunities.

Overall, Optimum International Fund used derivatives, including foreign currency exchange contracts, during the fiscal year. However, these had a minimal effect on performance.

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Portfolio management reviews

Optimum Large Cap Growth Fund

April 9, 2019 (Unaudited)

Performance review (for the year ended March 31, 2019)
Optimum Large Cap Growth Fund (Institutional Class shares)	1-year return	+11.86%
Optimum Large Cap Growth Fund (Class A shares)	1-year return	+11.60%
Russell 1000® Growth Index (benchmark)	1-year return	+12.75%

Past performance does not guarantee future results.

For complete, annualized performance for Optimum Large Cap Growth Fund, please see the table on page 26.

Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service fee.

The performance of Class A shares excludes the applicable sales charge. Both Institutional Class shares and Class A shares reflect the reinvestment of all distributions.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Advisor

Delaware Management Company (DMC)

Sub-advisors

ClearBridge Investments, LLC (ClearBridge)

T. Rowe Price Associates, Inc. (T. Rowe Price)

Market overview

Robust corporate earnings, spurred by the benefits of the US Tax Cuts and Jobs Act that passed in December 2017, and strong economic growth were catalysts for stocks during the first half of the fiscal year ended March 31, 2019. US equities rose steadily before market volatility took hold in the fourth quarter of 2018, driven by shifting sentiment on a variety of macroeconomic issues.

Quarterly earnings for companies in the S&P 500® Index increased at a double-digit rate for the first three quarters of the Fund’s fiscal year. Gross domestic product (GDP) growth peaked at 4.2% in the second quarter of 2018 before cooling to 2.2% in the fourth quarter, while the unemployment rate ended February 2019 at 3.8%, near multidecade lows. Crude oil prices gained, finishing the Fund’s fiscal year at slightly more than $60 a barrel. Oil’s 30% gain in the first three months of 2019 was the largest quarterly percentage gain since 2009.

Stocks sold off sharply in the fourth quarter of 2018 amid concerns about slowing global growth, a protracted trade and tariff battle between the United States and China, and the likelihood that the US Federal Reserve would continue to raise interest rates.

However, equities largely rebounded in early 2019 as investors eased their concerns about potential monetary policy missteps and global trade tensions. In particular, stocks received a boost after the Fed signaled in March 2019 that it no longer intended to raise interest rates in 2019. Additionally, the Fed indicated that it would end its program of balance-sheet reductions in September 2019.

Large-cap stocks outperformed their mid- and small-cap peers during the Fund’s fiscal year. Momentum and growth-oriented stocks continued to lead the market. As measured by the various Russell indices, growth stocks outperformed value across all market capitalizations for the 12-month period.

Source: Bloomberg.

Fund performance

Optimum Large Cap Growth Fund underperformed its benchmark, the Russell 1000 Growth Index, for the Fund’s fiscal year. ClearBridge outperformed the benchmark in its portion of the Fund, benefiting from positive stock selection. In particular, stock selection in the information technology (IT), consumer discretionary, materials, and communication services sectors contributed to relative outperformance. Additionally, the ClearBridge portion of the Fund benefited from a relative underweight to industrials. T. Rowe Price’s portion of the Fund achieved a positive return but underperformed the benchmark for the fiscal year, primarily as a result of stock selection. From a sector standpoint, consumer discretionary, financials, and consumer services detracted the most from performance in T. Rowe Price’s portion of the Fund; while IT; industrials and business services; and healthcare were the largest contributors to performance.

ClearBridge

ClearBridge normally invests in equity securities (or other instruments with similar economic characteristics) of US companies with large market capitalizations. ClearBridge’s core holdings are large-capitalization companies that it believes are dominant in their industries due to product, distribution, or service strength. ClearBridge believes it is late in the bull market cycle and therefore critical to separate business models and identify companies that can move higher based on strong fundamentals rather than passive fund flows. ClearBridge believes that owning companies with defensible businesses and self-help characteristics should become more important as growth slows and liquidity shrinks. Instead of using excess cash to buy back shares – an action responsible for about 40% of S&P 500 Index earnings during the fiscal year – ClearBridge believes companies will likely start paying down debt.

Healthcare detracted from performance in ClearBridge’s portion of the Fund as merger integration issues hurt dental supplier Dentsply Sirona Inc. while negative clinical trials weighed on biotechnology holding Biogen Inc. ClearBridge subsequently exited its position in Dentsply Sirona. ClearBridge continues to evaluate its options for Biogen, which sold off sharply after a surprise announcement that it was ending clinical trials for Alzheimer’s treatment aducanumab. ClearBridge has always recognized the risks in the company’s pipeline and continues to see value in its Spinraza franchise; however, the cancellation of Biogen’s Alzheimer’s program could negatively affect the stock’s long-term risk-reward profile.

Financials holdings also detracted from performance in ClearBridge’s portion of the Fund as the Fed’s decision to pause its tightening cycle weighed on Charles Schwab Corp., which operates a significant money market business. Performance issues in its active-management division hurt BlackRock Inc. BlackRock continues to grow organic assets +3% off a $6 trillion asset base in active, exchange-traded funds (ETFs), and passive strategies for both institutional and retail distribution partners as the company forges deeper relationships with their customers in a consolidating space. BlackRock also continues to manage costs lower while maintaining industry leading operating margins. Charles Schwab continues to grow organic assets and net new accounts at an industry leading 6% off a $3 trillion asset base. Cash sorting, where customers are looking for the highest return for their cash-like assets, has been volatile for Charles Schwab with its asset-sensitive balance sheet; however, Clearbridge believes this part of the business should stabilize soon.

In ClearBridge’s portion of the Fund, the IT and consumer discretionary sectors contributed the most to performance during the fiscal year. Consumer staples also contributed. IT exposure was paced by strong demand for enterprise software makers that support business transition to the cloud, including VMware Inc., Red Hat Inc., and Palo Alto Networks Inc., as well as Adobe Inc.,a significant contributor to the digital transformation of business processes. Consumer staples exposure was aided by solid execution from spices and seasonings maker McCormick & Co. Inc. and warehouse retailer Costco Wholesale Corp.

Among individual companies held in ClearBridge’s portion of the Fund, global brewer Anheuser-Busch InBev SA/NV experienced weakness in its core Latin American and South African markets, due to dollar strength and volume declines in the US. ClearBridge continues to hold the name as it believes Anheuser-Busch has shown a greater ability than its competitors to generate cash and maintain a strong moat around its business.

Significant exposure to non-US oil and natural gas drillers hurt Schlumberger Ltd., an oilfield services provider. A sluggish pickup in activity and depressed capital spending in international markets, as well as a divergence in rising oil prices and the performance of energy stocks, all weighed on the company during the Fund’s fiscal year. That said, Schlumberger has dramatically rebased its cost structure for the new reality and pressed its competitive advantage with its suite of bundled offerings. ClearBridge continues to hold the name.

Amazon.com Inc. continued to dominate and innovate at high levels across its businesses, with particularly strong positions in three key areas related to the Internet: ecommerce, cloud infrastructure with Amazon Web Services (AWS), and advertising.

Microsoft Corp. was another notable performer for ClearBridge’s portion of the Fund, as it continued to see rapid conversion of clients to its cloud and Office 365 software-as-a-service (SaaS) offering. Its Azure hybrid cloud solution saw consecutive quarters of 76% year-over-year growth and continued to be the fastest-growing part of its business. ClearBridge believes the pace of Azure, which saw its gross margins expand from the mid-30% range a year ago to more than 50% in the latest quarter, should be key to determining the pace of Microsoft’s aggregate growth going forward.

ClearBridge believes that the current US economic expansion is showing signs of age. Rather than try to time shifts in the economy, ClearBridge continues to focus on portfolio companies and sourcing new growth ideas through bottom-up (stock by stock) fundamental research. ClearBridge believes that a balanced approach to portfolio construction, characterized by the three buckets of growth companies – cyclical, stable, and select – has the potential to promote consistent long-term results. This perspective allows ClearBridge to be a more-active buyer during periods of price dislocation.

T. Rowe Price

T. Rowe Price normally invests in stocks of large-capitalization companies with one or more of the following characteristics: strong cash flow and an above-average rate of earnings growth; the ability to sustain earnings momentum during economic downturns; and occupation of a lucrative niche in the economy and ability to expand even during times of slow economic growth.

Among sectors, consumer discretionary was the leading relative underperformer in T. Rowe Price’s portion of the Fund due to stock selection. Financials underperformed due to stock choices and an overweight position. Within communication services, an overweight position combined with unfavorable stock selection detracted from relative results. In contrast, IT was the largest relative contributor in T. Rowe Price’s portion of the fund, driven by stock selection, while an underweight position had a negative effect. Industrials and business services contributed to performance due to stock selection and an

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Portfolio management reviews

Optimum Large Cap Growth Fund

underweight position. Stock picks in the healthcare sector also added to relative returns in T. Rowe Price’s portion of the Fund.

Looking at individual consumer discretionary holdings, shares of online travel company Booking Holdings Inc., despite positive margin trends, retreated during the Fund’s fiscal year due to decelerating growth and softness in Europe that was attributable to the macroeconomic backdrop and unusual weather patterns. Another detractor in T. Rowe Price’s portion of the Fund was online retailer Alibaba Group Holding Ltd., as investor sentiment waned due to concerns about trade and regulatory uncertainty in China and the impending departure of its chairman and founder, Jack Ma. Shares came under further pressure as investments in local retail initiatives weighed on Alibaba’s near-term outlook. T. Rowe Price believes both companies remain positioned for future growth and it maintains its positions.

Shares of financial services firm TD Ameritrade Holding Corp. declined during the Fund’s fiscal year due to competitive pricing pressures and a cautious outlook from the Fed that indicated further near-term interest rate hikes were unlikely, as previously noted. Although TD Ameritrade has significant earnings leverage to rising interest rates, T. Rowe Price believes it is more than just a play on rates given its healthy margins and capital-light model, which allows earnings to be returned to shareholders via dividends and buybacks. T. Rowe Price believes the firm’s management is also strong, with a proven track record of success.

Shares of VMware Inc. benefited from a robust IT spending environment as well as better execution and mix with broad-based topline growth across product categories and strong free cash flow generation. Hybrid cloud revenues continued to gain momentum, aided by VMware Cloud on Amazon Web Services.

Despite the two tragic crashes that have been linked to design flaws in The Boeing Co.’s new 737 MAX 8 aircraft, shares of Boeing gained over the Fund’s fiscal year. Operating margins continued to expand thanks to favorable delivery volume and mix within its Commercial Airplanes division and better-than-expected revenue growth from its Defense, Space, and Security group.

Within the healthcare sector, surgical robotics company Intuitive Surgical Inc. helped relative performance in T. Rowe Price’s portion of the Fund, as the company’s recent results showed notable strength in US procedure growth and robot placements. Intuitive Surgical has benefited from the growing adoption of its robotic da Vinci® surgical system, as well as positive investor reaction to the disclosure of the new da Vinci X®.

The Fed’s dovish turn and the growing hopes for a trade deal between the US and China have moderated two of the primary sources of uncertainty that derailed US stock markets late in 2018. The economic growth worries that emerged near the end of 2018 remain a more persistent source of concern, but T. Rowe Price generally does not anticipate a recession in the US this year. Earnings growth may be harder to come by, however, as the effects of the December 2017 tax cuts on year-over-year comparisons rolls off and fiscal stimulus wanes. T. Rowe Price believes this should favor an active approach to investing, along with careful fundamental research, to find companies that it believes are able to leverage competitive advantages to prosper in a more challenging environment.

Overall, Optimum Large Cap Growth Fund used derivatives, including foreign currency exchange contracts, during the fiscal year. However, these had a minimal effect on performance.

Optimum Large Cap Value Fund

April 9, 2019 (Unaudited)

Performance review (for the year ended March 31, 2019)
Optimum Large Cap Value Fund (Institutional Class shares)	1-year return	+4.08%
Optimum Large Cap Value Fund (Class A shares)	1-year return	+3.79%
Russell 1000® Value Index (benchmark)	1-year return	+5.67%

Past performance does not guarantee future results.

For complete, annualized performance for Optimum Large Cap Value Fund, please see the table on page 29.

Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service fee.

The performance of Class A shares excludes the applicable sales charge. Both Institutional Class shares and Class A shares reflect the reinvestment of all distributions.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Advisor

Delaware Management Company (DMC)

Sub-advisors

Massachusetts Financial Services Company (MFS) Rothschild Asset Management Inc. (Rothschild)

Market overview

The global economy decelerated during the Fund’s fiscal year ended March 31, 2019, led by weakness in China and Europe as growing trade disputes undermined business and investor sentiment. Slower growth, along with tighter financial conditions, contributed to an uptick in market volatility late in 2018. Equity valuations fell and credit spreads widened, fueled in part by concerns that the US Federal Reserve was on course to further tighten monetary policy after it lifted rates for a fourth time in 2018.

In response to the market’s negative reaction to these policy signals the Fed signaled in March 2019 that it would not raise rates in 2019. The Fed also indicated that it would maintain a larger balance sheet than it had previously. These dovish shifts helped equity valuations rebound, reduced volatility, and narrowed credit spreads. Central banks globally tilted more dovish as well, with China lowering reserve requirements, the Bank of Canada and Bank of England holding rates steady, and the European Central Bank acknowledging that it may not be able to hike rates in the fall of 2019 as it had earlier projected.

The flattening of the yield curve in the United States also gained attention given its historical accuracy in predicting economic downturns. Against this backdrop, corporate profitability weakened, as consensus expectations for the S&P 500® Index declined rather sharply (though remaining modestly positive at roughly 3% growth in 2019). Notwithstanding the extreme bouts of market volatility, US large-capitalization stocks (as measured by the Russell 1000 Value Index) returned 5.67% for the Fund’s fiscal year.

Source: Bloomberg.

Fund performance

Optimum Large Cap Value Fund underperformed its benchmark, the Russell 1000 Value Index, for the Fund’s fiscal year ended March 31, 2019. Both the MFS and Rothschild portions of the Fund reported performance that was positive on an absolute basis but short of the benchmark return. In MFS’s portion of the Fund, underweight allocations to both real estate and utilities sectors detracted from performance. Stock selection in the energy sector also held back relative results. MFS’s portion of the Fund benefited from stock selection and, to a lesser extent, an overweight in the healthcare sector. Stock selection in both the materials and industrials sectors also benefited relative returns. Overall, stock selection was the primary detractor from performance in Rothschild’s portion of the Fund, with poor selection in healthcare, consumer discretionary, and industrials outweighing contributions from information technology, consumer staples, and utilities. In Rothschild’s portion of the Fund, sector allocation was slightly positive, benefiting from underweights to materials and consumer discretionary and an overweight to communication services. This was dampened somewhat as underweights to consumer staples and utilities and an overweight to energy hindered returns.

MFS

MFS has maintained a consistent investment approach since its strategy’s inception. For its portion of the Fund, MFS uses a long-term time horizon in making investment decisions. MFS maintains a disciplined investment philosophy and process that is focused on investing in what it views as high-quality companies trading at inexpensive valuations.

Oilfield services provider Schlumberger Ltd. was a leading detractor from performance in MFS’s portion of the Fund. Its significant exposure to non-US oil and natural gas drillers hurt the company. A sluggish pickup in activity and depressed capital

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Portfolio management reviews

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spending in international markets also weighed on Schlumberger. MFS continued to hold Schlumberger at fiscal year end because of its management’s track record of creating differentiated, value-add services for customers, and what MFS viewed as an attractive valuation.

Overweight positions in several financial services firms likewise detracted from performance for MFS’s portion of the Fund, including custody bank State Street Corp., tobacco company Philip Morris International, and financial services firms Goldman Sachs Group Inc., PNC Financial Services Group Inc., and JPMorgan Chase & Co. MFS continued to hold each of these financial names in its portion of the Fund, supported by what MFS viewed as attractive valuations. MFS trimmed its stake in Philip Morris but believes the company is well positioned in its market.

Defense contractor Northrop Grumman Corp. was another detractor in MFS’s portion of the Fund as the company lost a Missile Defense Agency contract that it had held since 1995. The company is engaged in the provision of security services including cyber security for computers and communications and is also involved in aerospace systems, designing and producing manned aircraft, spacecraft, and high-energy laser systems. MFS continued to hold shares of Northrop Grumman at fiscal year end given the company’s alignment with US national defense strategy and what MFS views as an attractive valuation.

Healthcare-focused instrument and supplies manufacturer Danaher Corp. was a leading contributor to performance for MFS’s portion of the Fund during the fiscal year. Its reputation as a defensive stock played out as it continued to grow sales in China, seemingly immune to China’s economic slowdown and ongoing trade dispute with the US. Freight-hauling railroad Union Pacific Corp. also contributed to performance for MFS’s portion of the Fund.

Stocks in other sectors that aided relative performance for MFS’s portion of the Fund included positions in consulting and technology solutions firm Accenture PLC, insurance broker Aon PLC, global food company Nestle S.A. (Switzerland), premium drinks distributor Diageo PLC (United Kingdom), and provider of financial services technology Fiserv Inc.

Rothschild

Rothschild employs an integrated approach that balances quantitative analysis, fundamental research, and risk management guidelines to identify stocks of companies it believes possess attractive relative valuation and an ability to exceed market expectations. Rothschild’s investment process has been stable through many market cycles, maintaining a consistent approach even as economic and market environments fluctuate. Rothschild believes that volatile market environments such as the one experienced during the Fund’s fiscal year can create opportunities for its bottom-

up (stock by stock) approach to stock selection, as extreme shifts in near-term market sentiment can result in greater price inefficiencies at the individual stock level.

Individual detractors to Rothschild’s portion of the Fund included State Street Corp., whose shares declined sharply during the fiscal year. In addition to interest rate and competitive headwinds, the company announced a dilutive acquisition (Charles River Development) that was not well received by investors. Nonetheless, in Rothschild’s view, the stock has an inexpensive valuation, low market expectations, and is well positioned in a competitive landscape.

CVS Health Corp. was a significant detractor from performance during the fiscal year as its shares declined more than 30%. The company was pressured across the drug-supply chain, which has been adversely affected by growing political uncertainly. CVS’s guidance for 2019 includes a greater amount of investment in the business, which largely offsets the Aetna deal-related synergy for the fiscal year. Rothschild exited its position in CVS for what it viewed as more attractive options.

Consumer discretionary companies BorgWarner Inc. and eBay Inc. also detracted from performance in Rothschild’s portion of the Fund. BorgWarner, a manufacturer of car components, lagged as some of its luxury-car customers, located in both the US and China, slowed purchases. Rothschild reduced its weighting in the stock. The holding in eBay, while a cheap stock, proved to be a moderate value trap, as the expected benefits of changes in strategy did not materialize. Concluding that the company may not improve soon, if ever, Rothschild exited the position during the Fund’s fiscal year.

In the financials sector, the largest sector in the benchmark, Huntington Bancshares Inc. and SunTrust Banks Inc. were significant detractors, as was E*TRADE Financial Corp. The Fed’s decision to hold rates steady in 2019 was largely to blame. Rothschild’s portion of the Fund did benefit by not owning Goldman Sachs Group Inc. or BlackRock Inc., as the two firms detracted significantly from the benchmark.

On a relative basis, Rothschild added significant value in the information technology sector. Rothschild was underweight Intel for much of the fiscal year. In the benchmark, Intel returned more than 5% for the 12-month period yet contributed about 0.13 percentage points of outperformance for Rothschild’s portion of the Fund. Shares of Broadcom Inc. gained more than 30% as it reported strong quarterly earnings and boosted its dividend by 50% in 2018. The company also issued fiscal year 2019 guidance above expectations due to accretion and inclusion of the results of CA Technologies (a software company Broadcom acquired). The stock performed well versus its semiconductor peers due to its cheap valuation, high free cash flow generation, and attractive dividend yield. The stock sidestepped the semiconductor market downturn in the fourth quarter of 2018 because it has low exposure to cyclical end markets. Another contributor was Cisco, which Rothschild owned for the entire fiscal year. Cisco contributed 0.34 percentage points of performance to Rothschild’s portion of the Fund.

Shares of Microsoft Corp. gained more than 30% during the fiscal year as the company continued to perform well after delivering sound quarterly results. Microsoft beat estimates on revenue, margins, and earnings per share (EPS). The results also seemed to serve as an affirmation that revenues and earnings will likely accelerate in fiscal year 2019, driven by its Azure and Office 365 offerings as they are now large enough to significantly move the needle.

The utility sector was another contributor to absolute and relative performance for Rothschild’s portion of the Fund. Generally, the sector was in favor due to the steady earnings growth and reasonable dividend yields in what was perceived for most of the Fund’s fiscal year as a period of slowing growth. From a market perspective, utilities were in favor for much of the 12-month period as fears of slowing global growth seemed to sway investors to look at the yield and growth characteristics of the sector. While not growing dramatically, the high single digits earnings growth of some of the stocks in the Fund appealed to Rothschild, as did the lack of exposure to foreign currency translations. Strong performers for Rothschild’s portion of the Fund included Xcel Energy, (up 27% during the fiscal year) which added 0.31 percentage points to performance, and DTE Energy, which contributed 0.17 percentage points to performance in Rothschild’s portion of the Fund.

Overall, Optimum Large Cap Value Fund used derivatives, including foreign currency exchange contracts, during the fiscal year. However, these had a minimal effect on performance.

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Portfolio management reviews

Optimum Small-Mid Cap Growth Fund

April 9, 2019 (Unaudited)

Performance review (for the year ended March 31, 2019)
Optimum Small-Mid Cap Growth Fund (Institutional Class shares)	1-year return	+8.97%
Optimum Small-Mid Cap Growth Fund (Class A shares)	1-year return	+8.69%
Russell 2500™ Growth Index (benchmark)	1-year return	+7.54%

Past performance does not guarantee future results.

For complete, annualized performance for Optimum Small-Mid Cap Growth Fund, please see the table on page 32.

Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service fee.

The performance of Class A shares excludes the applicable sales charge. Both Institutional Class shares and Class A shares reflect the reinvestment of all distributions.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

Advisor

Delaware Management Company (DMC)

Sub-advisors

Columbus Circle Investors (CCI)

Peregrine Capital Management, LLC (PCM)

Market review

While the market was relatively strong for small- and mid-cap growth stocks during the Fund’s fiscal year ended March 31, 2019, volatility picked up markedly during the period. The Federal Reserve raised interest rates by 0.25 percentage points four separate times in 2018, providing a tailwind for growth in contrast to the period of low interest rates that had supported value, low-growth, and dividend-paying stocks. However, investors’ concerns that rising interest rates could lead to a recession drove a broad-based selloff during the last three months of 2018. Subsequently, this erased all previous gains for the Russell 2500 Growth Index, and the Index was almost down more than 10% in December. The continued lack of progress in the trade dispute between the United States and China and the US government shutdown added to worries about an economic slowdown. The Fed’s suspension of interest rate increases in March 2019, however, seemed to reassure investors that it was listening to the market, restoring an increased appetite for secular growth stocks and strong company-specific stories. For the Fund’s full fiscal year, the Russell 2500 Growth Index gained 7.54%, solidly ahead of comparable core and value indices.

Source: Bloomberg.

Fund performance

Optimum Small-Mid Cap Growth Fund outperformed its benchmark, the Russell 2500 Growth Index, for the Fund’s fiscal year. CCI’s portion of the Fund outperformed the benchmark primarily as a result of an overweight position and strong stock selection in technology, but PCM’s portion of the Fund modestly trailed the benchmark due to market conditions at odds with its valuation-sensitive growth style.

CCI

As noted above, stock selection and an overweight in the technology sector drove performance for CCI’s portion of the Fund. Stock selection in the consumer discretionary sector also contributed to performance. An overweight in the energy sector and stock selection in financials detracted from performance in CCI’s portion of the Fund.

CCI uses a growth-oriented investment philosophy of “positive momentum and positive surprise” in which CCI strives to invest in what it views as good companies getting stronger and in companies whose fundamentals are exceeding investor expectations.

During the fiscal year, Zendesk Inc., a leading provider of cloud-based software for customer service and support, contributed the most to outperformance in CCI’s portion of the Fund. The company’s solutions are easier to deploy and use than legacy competitive products and provide a single view across multiple customer support channels. Strong secular adoption by enterprises has resulted in larger deal sizes, reduced client churn, and lower customer acquisition costs, which have all contributed to continued rapid revenue and cash flow growth.

Five9 Inc., a prominent provider of cloud-based infrastructure software for customer contact centers, also contributed to CCI’s portion of the Fund. Five9 has replaced legacy solutions from competitors like Avaya, which continue to struggle both competitively and financially.

Callon Petroleum Co., an independent oil and gas firm engaged in the exploration and development of crude oil in the Permian Basin in Texas, detracted the most from performance in CCI’s portion of the Fund during the fiscal year. Despite better-than-expected well performance from the company’s core Midland and Delaware basins, the plunge in oil prices in late 2018 drove the stock down. CCI continues to hold Callon Petroleum – recent well results suggest the potential for increases in recoverable reserves while oil prices have lately recovered.

Evolent Health Inc., a leading provider of services that enable healthcare systems to transition to value-based delivery, also detracted from performance in CCI’s portion of the Fund. Solvency concerns with one of Evolent Health’s largest customers initially affected shares. The shares subsequently declined further on the back of weak financial guidance for 2019 that was hurt by program losses, as well as slower-than-expected growth at its new Florida Medicaid programs. As a result, CCI exited the remainder of its position in Evolent Health.

While CCI recognizes a more dovish Fed and the potential effects of its policies on the overall market environment, little has changed with respect to the positioning of its portion of the Fund. CCI continues to focus on what it views as good companies with positively surprising stories that it believes have the potential to be increasingly rewarded in a world where growth is becoming scarce. CCI’s portion of the Fund is most overweight with technology stocks tied to trends such as cloud computing and software, the Internet of Things (IoT), cybersecurity, and wireless 5G. Additionally, CCI is overweight consumer discretionary stocks that benefit from strength in employment and consumer confidence, as well as Internet-based business models. CCI continues to remain underweight industrials and materials, due to a lack of compelling secular growth stories and where shares are more exposed to global growth concerns. CCI is also underweight healthcare stocks, primarily biotechnology shares, due to the binary nature of early-stage drug trials.

PCM

PCM’s portion of the Fund modestly underperformed the benchmark during the fiscal year. PCM’s process focuses on the acquisition of rapidly growing companies at what it views as reasonable valuations. During the Fund’s fiscal year, however, larger-cap stocks and the most highly valued stocks – including those with no earnings – were the strongest performers.

Industrials and materials were the weakest-performing sectors in PCM’s portion of the Fund during the fiscal year, as fears of a global trade war and slowing economic growth affected visibility in future earnings potential for many companies. The healthcare and consumer discretionary sectors were the largest contributors to performance for PCM’s portion of the Fund. Strength in the healthcare sector was broad-based with strong stock selection in medical devices, healthcare technology, biotechnology, and pharmaceutical stocks. Increased content gains for automobile component holdings and an underweight to consumer Internet companies in PCM’s portion of the Fund primarily drove performance in consumer discretionary during the fiscal year.

A primary detractor from performance in PCM’s portion of the Fund was International Game Technology PLC, one of the largest global gaming technology companies offering lottery management services, online and instant lotteries, instant ticket printing, slot machines, and interactive gaming. Despite solid fundamentals and results that consistently exceeded consensus expectations, the stock was weak during the 12-month period due to fears of increasing government regulation in its gaming business in Italy. PCM added to its position on the weakness during the fiscal period as it believed these regulatory fears were exaggerated and that the stock should begin to trade more in line with positive fundamentals.

Another detractor from performance in PCM’s portion of the Fund was 2U Inc., a cloud-based education software company that provides online graduate degree and short course programs to 34 universities including the University of North Carolina, Yale University, New York University, and Georgetown University. The stock was weak during the 12-month period due to inconsistent execution and lowered enrollment growth estimates as a result of leadership changes at two of its largest partner universities. While PCM continues to believe that there is potential for an accelerating shift toward greater online learning from the traditional in-classroom setting, it exited the position during the fiscal year due to concerns about visibility into future growth and the effect of rising competition.

LiveRamp Holdings Inc. was the strongest contributor to returns in PCM’s portion of the Fund during the 12-month period. LiveRamp’s data onboarding platform enables highly targeted marketing across all digital applications and has benefited significantly from the continued shift of marketing spend from traditional media to online avenues. Following the divestiture of a noncore business last year, financial results were ahead of expectations and highlighted the robust growth opportunities of the newly streamlined company. Proceeds from the transaction were also deployed into a sizeable share repurchase, which further aided share gains. Despite these many positive fundamental developments, PCM believes LiveRamp remains inexpensive relative to other companies within the space and, as such, PCM continues to hold LiveRamp in its portion of the Fund.

CyberArk Software Ltd, a leading cybersecurity software company focused on the Privileged Access Management (PAM) market, also contributed to PCM’s portion of the Fund during the fiscal year. Privileged accounts maintain administrator access and have complete control of a company’s information technology infrastructure and, as

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Portfolio management reviews

Optimum Small-Mid Cap Growth Fund

a result, are often targeted by cybercriminals. CyberArk is the leader in the PAM market and has greatly benefited from the competitive disruption caused by the recent acquisitions of the number two and three players in the market, in PCM’s view. Its revenues and earnings have accelerated and have consistently exceeded consensus expectations. PCM continues to hold CyberArk in its portion of the Fund and believes the company is in the early stages of capitalizing on its open-ended growth opportunity and could provide significant value to a potential strategic acquirer.

While recent market dynamics have been volatile, PCM remains disciplined and true to its time-tested strategy, which has the potential to generate significant market outperformance. PCM’s portion of the Fund is most exposed to the technology, healthcare, and industrials sectors. Technology benefits from the strong secular trends in software and cybersecurity, while in healthcare PCM seeks to benefit from rapid innovation across medical devices, healthcare technology, and drug development. PCM’s portion of the Fund is the least exposed to the slower growing real estate and communication services sectors due to a lack of attractive secular growth ideas.

Optimum Small-Mid Cap Value Fund

April 9, 2019 (Unaudited)

Performance review (for the year ended March 31, 2019)
Optimum Small-Mid Cap Value Fund (Institutional Class shares)*	1-year return	– 3.62%
Optimum Small-Mid Cap Value Fund (Class A shares)	1-year return	– 3.83%
Russell 2500™ Value Index (benchmark)	1-year return	+1.84%

Past performance does not guarantee future results.

For complete, annualized performance for Optimum Small-Mid Cap Value Fund, please see the table on page 35.

Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service fee.

The performance of Class A shares excludes the applicable sales charge. Both Institutional Class shares and Class A shares reflect the reinvestment of all distributions.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index.

*Total returns for the report period presented in the table differ from the returns in “Financial highlights.” The total returns presented in the above table are calculated based on the net asset value (NAV) at which shareholder transactions were processed. The total returns presented in “Financial highlights” are calculated in the same manner, but also take into account certain adjustments that are necessary under US generally accepted accounting principles (US GAAP) required in the annual report.

Advisor

Delaware Management Company (DMC)

Sub-advisors

LSV Asset Management (LSV)

Westwood Management Corp. (Westwood)

Market overview

Volatility returned to financial markets for the Fund’s fiscal year ended March 31, 2019. The S&P 500® Index ended the 12-month period up almost 10%, but it was a bumpy ride: At the end of September 2018, the index was up more than 11% but by the end of December, it was down nearly 4%. Large-cap stocks outperformed small-caps over the fiscal year: The Russell 1000® Index gained 9% while the Russell 2000® Index advanced 2%. The Russell 2500™ Index was up more than 4%.

A host of economic and geopolitical issues added to market insecurity, notably fears of a global economic slowdown, the pace of central bank interest rate hikes, and ongoing trade frictions between the United States and China. Although US economic data continued to be robust, investors started to worry that the US was late in its economic cycle. The benefits of the federal tax cuts that bolstered record corporate earnings in 2018 were expected to fade and earnings forecasts were lowered for 2019.

Federal Reserve Chairman Jerome Powell reacted to market weakness in March 2019 by indicating there would be no additional rate hikes in 2019 and just one in 2020. This dovish tone was a welcome change from Powell’s comments the previous fall, which had contributed to fourth-quarter market jitters. Finally, the fallout from US-China trade restrictions led US material and labor costs to begin rising and caused China’s economic activity to slow. However, by the end of the Fund’s fiscal year, it appeared that the US and China could be nearing a trade deal.

While expectations that the Fed would hold interest rates at low levels provided a boost to the overall market, the effect was not positive for value stocks and, in particular, deep value stocks. Over the fiscal year, small- and mid-cap value stocks underperformed growth stocks: The Russell 2500 Value Index gained nearly 3% while the Russell 2500™ Growth Index gained more than 7%. For the 12-month period, the utilities, technology, and real estate sectors outperformed while energy, materials, and financials lagged.

Source: Bloomberg.

Fund performance

Optimum Small-Mid Cap Value Fund underperformed its benchmark, the Russell 2500 Value Index, for the fiscal year. LSV’s portion of the Fund trailed the benchmark as a result of its deep value bias. Poor stock and sector selection also hurt LSV’s performance. Westwood’s portion of the Fund underperformed the benchmark as weak allocation results in the healthcare and consumer discretionary sectors more than offset benefits from its strong stock selection in these sectors.

LSV

The Fed’s dovish stance in March 2019 underscored worries of a continued economic slowdown and muted inflation levels. As a result, investors rewarded expensive growth stocks in the technology and communications services sectors and broadly sought out the perceived safety of less volatile, higher yielding utilities stocks despite their rich valuations and low prospects for growth. Several companies that LSV owned in the Fund (which generated strong cash flows and earnings) were punished by the overall effect of the deep

(continues	)	17

Portfolio management reviews

Optimum Small-Mid Cap Value Fund

value bias of LSV’s portion of the Fund detracting significantly from relative returns.

Both stock and sector selection detracted from relative performance for LSV’s portion of the Fund over the 12-month period. Trade tensions and fears of an economic slowdown hurt several LSV’s holdings in more cyclical areas of the market while stock selection losses were concentrated in the industrials, technology, and financials sectors. Holdings in commodity chemicals, electronic manufacturing, as well as life and health insurance underperformed in LSV’s portion of the Fund. From a sector perspective, relative losses came from LSV’s underweight positions in the utilities and real estate sectors along with its overweight to consumer discretionary, materials, and financials, which underperformed as the US yield curve inverted in March 2019.

Because LSV’s portion of the Fund is broadly diversified, no individual name had too large of an impact on returns. For the fiscal year, the most significant detractors for LSV’s portion of the Fund included its overweight positions in Cooper-Standard Holdings Inc. and Unum Group. Cooper-Standard, a global supplier of systems and components for the automotive industry, struggled during the 12-month period – down roughly 60% – as the auto parts/equipment industry faced significant headwinds, including tariffs, increased raw materials costs, and growing consumer reluctance to buy cars. LSV continues to maintain a position in Cooper-Standard as it believes company fundamentals remain strong. Additionally, the company ranks highly on earnings and cash flow measures. Unum Group, a life and disability insurance company, also struggled, down 27% for the 12-month period. LSV continues to hold Unum as the stock trades at what it views as attractive fundamental valuations and continues to pay a nice dividend.

Trinseo SA also weighed on performance in LSV’s portion of the Fund. Trinseo, a synthetic rubber manufacturer, primarily of tires, faced headwinds similar to those experienced by Cooper-Standard – most notably a slowdown in the tire market.

Leading contributors for LSV’s portion of the Fund included overweight positions in medical device manufacturer Integer Holdings Corp. and electric power distributor AES Corp. Integer Holdings outperformed over the fiscal period, up more than 30%, on strong revenue growth and cash flow generated from operations. Integer also completed a spin-off of its advanced surgical and orthopedics product lines to Viant during the fiscal year. The sale proceeds were used to pay down debt; LSV sold its position in Integer Holdings during the Fund’s fiscal year. AES also outperformed during the fiscal year, returning 65%, as it benefited from healthy earnings growth and cash flow generation, strong backlog growth, reduced debt, and new long-term renewables contracts. LSV continues to maintain a position in AES.

The fiscal year was difficult for value investors and for LSV’s portion of the Fund. The companies in LSV’s portion of the Fund generated strong cash flow and earnings and in general had little deterioration in their fundamental measures, such as revenue, earnings before interest, tax, depreciation, and amortization (EBITA), and net income. Value stocks are trading at significant discounts to their growth counterparts and LSV considers its portion of the Fund well positioned given current valuations.

At the end of the fiscal year, LSV’s portion of the Fund was overweight the consumer discretionary, financials, and materials sectors while underweight the utilities, real estate, and healthcare sectors. At the industry level, LSV’s portion of the Fund was overweight insurance, specialty retail, and auto components while underweight electric utilities, equity real estate investment trusts (REITs), and banks.

Westwood

Westwood employs a consistent, disciplined approach that seeks to provide attractive risk-adjusted returns while protecting capital during unfavorable market periods. Extensive research to identify companies that it believes are attractively valued regarding future earnings and cash flow prospects, underpinned by limited downside risk due to strong fundamentals, drives Westwood’s stock selection.

Detractors in Westwood’s portion of the Fund were concentrated in energy, where a failed merger and a poor operational update weighed heavily on two stocks, while regional banks within financials were pressured first by the economic concerns and then by the potential for falling, rather than rising, interest rates going forward. Leading contributors came from a broad sector representation as the market rewarded businesses that were positioned to weather volatility with positive earnings and outlooks. Healthcare and consumer discretionary were the strongest relative performers among sectors in Westwood’s portion of the Fund.

For the fiscal year, Centennial Resource Development Inc., Penn Virginia Corp., and Western Alliance Bancorp detracted from performance in Westwood’s portion of the Fund. Centennial, an independent oil producer, posted weak results on lower realized oil prices, higher noncash expenses, and higher interest costs with a challenging outlook given lower commodity prices. Westwood exited its position in Centennial during the fiscal year. Penn Virginia, an independent oil and gas company, terminated its proposed merger with Denbury Resources after shareholder pushback, causing some near-term pressure on its shares. Westwood continued to hold Penn Virginia based on a positive view of its acreage position in the Eagle Ford and future cash generation potential. Shares of Western Alliance fell as solid results were trumped by investor concerns over the economic outlook and potential yield curve inversion weighing on net interest margins. Credit remains strong at Western Alliance;

therefore, Westwood continues to hold shares of the company in its portion of the Fund.

Notable contributors to Westwood’s portion of the Fund were STAG Industrial Inc.,a REIT; OSI Systems Inc., a manufacturer of security and inspection systems; and Cable One Inc., an Internet and cable service provider. STAG’s niche focus on secondary markets for its industrial properties was in strong demand and management increased its forward guidance based on the investment needed to meet that demand. OSI Systems rallied as efforts to turn around its healthcare division boosted margins. It also benefited from strong demand for its security and screening products. Cable One continued to see a shift in its mix toward high-speed data and away from video subscribers, a boost for profit margins and cash flows.

Westwood relies on its well-tested process of fundamental stock picking with a long-term view. Westwood remains attracted to fundamentally-driven, high-conviction opportunities given the uncertainty in the markets, including in areas such as industrial innovators with pricing power to offset potential inflationary pressures, growing consumer-facing brands that can better weather disruption to serve their customers, and low-cost, high-grade energy producers as the entire energy complex appears to be shifting towards a focus on returns over growth. This underpins Westwood’s resulting positioning with overweights in industrials, materials, and energy.

(continues	)	19

Performance summaries

Optimum Fixed Income Fund	March 31, 2019

(Unaudited)

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please obtain the performance data for the most recent month end by calling 800 914-0278 or visiting our website at optimummutualfunds.com/performance.

Fund and benchmark performance[1,2]
Average annual total returns through March 31, 2019	1 year	5 years	10 years

Class A (Est. Aug. 1, 2003)
Excluding sales charge	+3.37%	+2.14%	+5.41%
Including sales charge	-1.27%	+1.21%	+4.92%

Class C (Est. Aug. 1, 2003)
Excluding sales charge	+2.52%	+1.37%	+4.66%
Including sales charge	+1.52%	+1.37%	+4.66%

Institutional Class (Est. Aug. 1, 2003)
Excluding sales charge	+3.65%	+2.39%	+5.72%
Including sales charge	+3.65%	+2.39%	+5.72%

Bloomberg Barclays US Aggregate Index	+4.48%	+2.74%	+3.77%

1Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” graph. The current expenses for each class are listed on the “Fund expense ratios” table on the next page. Performance would have been lower had expense limitations not been in effect.

Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service fee.

Class A shares are sold with a maximum front-end sales charge of up to 4.50%, and have an annual distribution and service fee of up to 0.25% of average daily net assets. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of up to 1.00% of average daily net assets.

Performance for Class C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

The “Fund and benchmark performance” table and the “Performance of a $10,000 investment” graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

2The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the “Fund expense ratios” table below. Delaware Management Company has agreed to reimburse certain expenses and/or waive certain fees in order to prevent total fund operating expenses (excluding any 12b-1 fees and certain other expenses) from exceeding 0.85% of the Fund’s average daily net assets from July 27, 2018 through March 31, 2019. From April 1, 2018 through July 26, 2018, the expense waiver was 0.86% of the Fund’s average daily net assets.* Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements.

Fund expense ratios	Class A	Class C	Institutional Class
Total annual operating expenses (without fee waivers)	1.10%	1.85%	0.85%
Net expenses (including fee waivers, if any)	1.10%	1.85%	0.85%
Type of waiver	Contractual	Contractual	Contractual

*The aggregate contractual waiver period covering this report is from July 29, 2017 to July 29, 2019.

Fixed income securities and bond funds can lose value, and investors can lose principal, as interest rates rise. They also may be affected by economic conditions that hinder an issuer’s ability to make interest and principal payments on its debt.

The Fund may also be subject to prepayment risk, the risk that the principal of a bond that is held by a portfolio will be prepaid prior to maturity, at the time when interest rates are lower than what the bond was paying. A portfolio may then have to reinvest that money at a lower interest rate.

High yielding, non-investment-grade bonds (junk bonds) involve higher risk than investment grade bonds.

The high yield secondary market is particularly susceptible to liquidity problems when institutional investors, such as mutual funds and certain other financial institutions, temporarily stop buying bonds for regulatory, financial, or other reasons. In addition, a less liquid secondary market makes it more difficult for the Fund to obtain precise valuations of the high yield securities in its portfolio.

Securities in the lowest of the rating categories considered to be investment grade (that is, Baa or BBB) have some speculative characteristics.

This document may mention bond ratings published by nationally recognized statistical rating organizations (NRSROs) Standard & Poor’s, Moody’s Investors Service, and Fitch, Inc. For securities rated by an NRSRO other than S&P, the rating is converted to the equivalent S&P credit rating. Bonds rated AAA are rated as having the highest quality and are generally considered to have the lowest degree of investment risk. Bonds rated AA are considered to be of high quality, but with a slightly higher degree of risk than bonds rated AAA. Bonds rated A are considered to have many favourable investment qualities, though they are somewhat more susceptible to adverse economic conditions. Bonds rated BBB are believed to be of medium-grade quality and generally riskier over the long term.

Bonds rated BB, B, and CCC are regarded as having significant speculative characteristics, with BB indicating the least degree of speculation of the three.

If and when the Fund invests in forward foreign currency contracts or uses other investments to hedge against currency risks, the Fund will be subject to special risks, including counterparty risk.

The Fund may invest in derivatives, which may involve additional expenses and are subject to risk, including the risk that an underlying security or securities index moves in the opposite direction from what the portfolio manager anticipated. A derivatives transaction depends upon the counterparties’ ability to fulfill their contractual obligations.

Portfolio turnover is a measure of how frequently the managers buy and sell assets within a fund over a particular period. It is usually reported for a 12-month time period.

Investments in collateralized loan obligations (CLO) may involve risks. CLOs are securities backed by a pool of debt, often low-rated corporate loans. Investors receive scheduled debt payments from the underlying loans but assume most of the risk in the event that borrowers default.

(continues	)	21

Performance summaries

Optimum Fixed Income Fund

Performance of a $10,000 Investment1

Average annual total returns from March 31, 2009 through March 31, 2019

1The “Performance of $10,000 investment” graph assumes $10,000 invested in Class A and Institutional Class shares of the Fund on March 31, 2009, and includes the effect of a 4.50% front-end sales charge (for Class A shares) and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Current expenses are listed in the “Fund expense ratios” table on page 21. Please note additional details on pages 20 through 22.

The graph also assumes $10,000 invested in the Bloomberg Barclays US Aggregate Index as of March 31, 2009. The Bloomberg Barclays US Aggregate Index is a broad composite that tracks the investment grade domestic bond market.

The ICE BofAML US Dollar 3-Month Deposit Offered Rate Constant Maturity Index, mentioned on page 2, represents the London interbank offered rate (LIBOR) with a constant 3-month average maturity. LIBOR is a composite of the rates of interest at which banks borrow from one another in the London market, and it is a widely used benchmark for short-term interest rates.

The ICE BofAML US Treasury Index, mentioned on page 4, tracks the performance of US dollar-denominated sovereign debt publicly issued by the US government in its domestic market. Qualifying securities must have at least one year remaining term to final maturity, a fixed coupon schedule and a minimum amount outstanding of $1 billion. Qualifying securities must have at least 18 months to final maturity at the time of issuance.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

Stock symbols and CUSIP numbers
	Nasdaq symbols	CUSIPs
Class A	OAFIX	246118681
Class C	OCFIX	246118665
Institutional Class	OIFIX	246118657

Optimum International Fund	March 31, 2019

(Unaudited)

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please obtain the performance data for the most recent month end by calling 800 914-0278 or visiting our website at optimummutualfunds.com/performance.

Fund and benchmark performance[1,2]
Average annual total returns through March 31, 2019	1 year	5 years	10 years

Class A (Est. Aug. 1, 2003)
Excluding sales charge	– 5.53%	+2.56%	+8.29%
Including sales charge	– 10.95%	+1.35%	+7.65%

Class C (Est. Aug. 1, 2003)
Excluding sales charge	– 6.27%	+1.78%	+7.53%
Including sales charge	– 7.14%	+1.78%	+7.53%

Institutional Class (Est. Aug. 1, 2003)
Excluding sales charge	– 5.28%	+2.80%	+8.62%
Including sales charge	– 5.28%	+2.80%	+8.62%

MSCI ACWI ex USA Index (net)	– 4.22%	+2.57%	+8.85%

MSCI ACWI ex USA Index (gross)	– 3.74%	+3.05%	+9.35%

MSCI EAFE Index (net)	– 3.71%	+2.33%	+8.96%

MSCI EAFE Index (gross)	– 3.22%	+2.81%	+9.47%

1Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” graph. The current expenses for each class are listed on the “Fund expense ratios” table on the next page. Performance would have been lower had expense limitations not been in effect.

Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service fee.

Class A shares are sold with a maximum front-end sales charge of up to 5.75%, and have an annual distribution and service fee of up to 0.25% of average daily net assets. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of up to 1.00% of average daily net assets.

Performance for Class C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

The “Fund and benchmark performance” table and the “Performance of a $10,000 investment” graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

2 The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the “Fund expense ratios” table on the next page. Delaware Management Company has agreed to reimburse certain expenses and/or waive certain fees in order to prevent total fund operating expenses (excluding any 12b-1 fees and certain other expenses) from exceeding 1.12% of the Fund’s average daily net assets from July 27, 2018 through March 31, 2019. From April 1, 2018 through July 26, 2018, the expense waiver was 1.13% of the Fund’s average daily net assets.* Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements.

(continues	)	23

Performance summaries

Optimum International Fund

Fund expense ratios	Class A	Class C	Institutional Class
Total annual operating expenses (without fee waivers)	1.36%	2.11%	1.11%
Net expenses (including fee waivers, if any)	1.36%	2.11%	1.11%
Type of waiver	Contractual	Contractual	Contractual

*The contractual waiver period is from July 29, 2017 to July 29, 2019.

International investments entail risks not ordinarily associated with US investments including fluctuation in currency values, differences in accounting principles, or economic or political instability in other nations. Investing in emerging markets can be riskier than investing in established foreign markets due to increased volatility and lower trading volume.

The Fund may invest in derivatives, which may involve additional expenses and are subject to risk, including the risk that an underlying security or securities index moves in the opposite direction from what the portfolio manager anticipated. A derivatives transaction depends upon the counterparties’ ability to fulfill their contractual obligations.

There is no guarantee that dividend-paying stocks will continue to pay dividends.

Performance of a $10,000 Investment1

Average annual total returns from March 31, 2009 through March 31, 2019

1The “Performance of $10,000 investment” graph assumes $10,000 invested in Class A and Institutional Class shares of the Fund on March 31, 2009, and includes the effect of a 5.75% front-end sales charge (for Class A shares) and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Current expenses are listed in the “Fund expense ratios” table on page 24. Please note additional details on pages 23 through 25.

The graph also assumes $10,000 invested in the MSCI EAFE Index and the MSCI ACWI ex USA Index as of March 31, 2009.

The MSCI EAFE (Europe, Australasia, Far East) Index is a free float-adjusted market capitalization weighted index designed to measure equity market performance of developed markets, excluding the United States and Canada. Index “gross” return approximates the maximum possible dividend reinvestment. Index “net” return approximates the minimum possible dividend reinvestment, after deduction of withholding tax at the highest possible rate.

The MSCI ACWI ex USA Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance across developed and emerging markets worldwide, excluding the United States. Index “gross” return approximates the maximum possible dividend reinvestment. Index “net” return approximates the minimum possible dividend reinvestment, after deduction of withholding tax at the highest possible rate.

Effective Jan. 19, 2018, the MSCI ACWI ex USA Index replaced the MSCI EAFE Index in order to reflect the Fund’s ability to invest in emerging market securities.

The MSCI Emerging Markets Index, mentioned on page 5, is a free float-adjusted market capitalization index designed to measure equity market performance across emerging market countries worldwide. Index “net” return approximates the minimum possible dividend reinvestment, after deduction of withholding tax at the highest possible rate.

The MSCI China Index, mentioned on page 5, captures large- and mid-cap representation across China H shares, B shares, Red chips, P chips, and foreign listings (for example, ADRs), covering about 85% of this China equity universe.

The Russell 1000 Index, mentioned on page 5, measures the performance of the large-cap segment of the US equity universe.

The Russell 2000 Index, mentioned on page 5, measures the performance of the small-cap segment of the US equity universe.

Frank Russell Company is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

Gross domestic product is a measure of all goods and services produced by a nation in a year.

The price-to-earnings ratio (P/E ratio) is a valuation ratio of a company’s current share price compared to its earnings per share. Generally, a high P/E ratio means that investors are anticipating higher growth in the future.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

Stock symbols and CUSIP numbers
	Nasdaq symbols	CUSIPs
Class A	OAIEX	246118731
Class C	OCIEX	246118715
Institutional Class	OOIIX	246118699

(continues	)	25

Performance summaries

Optimum Large Cap Growth Fund	March 31, 2019
(Unaudited)

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please obtain the performance data for the most recent month end by calling 800 914-0278 or visiting our website at optimummutualfunds.com/performance.

Fund and benchmark performance[1,2]
Average annual total returns through March 31, 2019	1 year	5 years	10 years

Class A (Est. Aug. 1, 2003)
Excluding sales charge	+11.60%	+12.79%	+16.86%
Including sales charge	+5.18%	+11.46%	+16.16%

Class C (Est. Aug. 1, 2003)
Excluding sales charge	+10.74%	+11.95%	+16.04%
Including sales charge	+9.81%	+11.95%	+16.04%

Institutional Class (Est. Aug. 1, 2003)
Excluding sales charge	+11.86%	+13.08%	+17.21%
Including sales charge	+11.86%	+13.08%	+17.21%

Russell 1000 Growth Index	+12.75%	+13.50%	+17.52%

1Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” graph. The current expenses for each class are listed on the “Fund expense ratios” table on the next page. Performance would have been lower had expense limitations not been in effect.

Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service fee.

Class A shares are sold with a maximum front-end sales charge of up to 5.75%, and have an annual distribution and service fee of up to 0.25% of average daily net assets. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of up to 1.00% of average daily net assets.

Performance for Class C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

The “Fund and benchmark performance” table and the “Performance of a $10,000 investment” graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

2The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the “Fund expense ratios” table on the next page. Delaware Management Company has agreed to reimburse certain expenses and/or waive certain fees in order to prevent total fund operating expenses (excluding any 12b-1 fees and certain other expenses) from exceeding 1.02% of the Fund’s average daily net assets from July 27, 2018 through March 31, 2019. From April 1, 2018 through July 26, 2018, the expense waiver was 1.02% of the Fund’s average daily net assets.* Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements.

Fund expense ratios	Class A	Class C	Institutional Class
Total annual operating expenses (without fee waivers)	1.26%	2.01%	1.01%
Net expenses (including fee waivers, if any)	1.26%	2.01%	1.01%
Type of waiver	Contractual	Contractual	Contractual

*The aggregate contractual waiver period covering this report is from July 29, 2017 to July 29, 2019.

Narrowly focused investments may exhibit higher volatility than investments in multiple industry sectors.

REIT investments are subject to many of the risks associated with direct real estate ownership, including changes in economic conditions, credit risk, and interest rate fluctuations.

Performance of a $10,000 Investment1

Average annual total returns from March 31, 2009 through March 31, 2019

1The “Performance of $10,000 investment” graph assumes $10,000 invested in Class A and Institutional Class shares of the Fund on March 31, 2009, and includes the effect of a 5.75% front-end sales charge (for Class A shares) and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Current expenses are listed in the “Fund expense ratios” table above. Please note additional details on pages 26 through 28.

The graph also assumes $10,000 invested in the Russell 1000 Growth Index as of March 31, 2009. The Russell 1000 Growth Index measures the performance of the large-cap growth segment of the US equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

The S&P 500 Index, mentioned on page 8, measures the performance of 500 mostly large-cap stocks weighted by market value, and is often used to represent performance of the US stock market.

Frank Russell Company is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

(continues	)	27

Performance summaries

Optimum Large Cap Growth Fund

Performance of other Fund classes will vary due to different charges and expenses.

Stock symbols and CUSIP numbers
	Nasdaq symbols	CUSIPs
Class A	OALGX	246118707
Class C	OCLGX	246118889
Institutional Class	OILGX	246118871

Optimum Large Cap Value Fund	March 31, 2019
(Unaudited)

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please obtain the performance data for the most recent month end by calling 800 914-0278 or visiting our website at optimummutualfunds.com/performance.

Fund and benchmark performance[1,2]
Average annual total returns through March 31, 2019	1 year	5 years	10 years

Class A (Est. Aug. 1, 2003)
Excluding sales charge	+3.79%	+5.46%	+12.40%
Including sales charge	-2.19%	+4.21%	+11.74%

Class C (Est. Aug. 1, 2003)
Excluding sales charge	+3.05%	+4.67%	+11.61%
Including sales charge	+2.05%	+4.67%	+11.61%

Institutional Class (Est. Aug. 1, 2003)
Excluding sales charge	+4.08%	+5.72%	+12.73%
Including sales charge	+4.08%	+5.72%	+12.73%

Russell 1000 Value Index	+5.67%	+7.72%	+14.52%

1Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” graph. The current expenses for each class are listed on the “Fund expense ratios” table on the next page. Performance would have been lower had expense limitations not been in effect.

Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service fee.

Class A shares are sold with a maximum front-end sales charge of up to 5.75%, and have an annual distribution and service fee of up to 0.25% of average daily net assets. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of up to 1.00% of average daily net assets.

Performance for Class C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

The “Fund and benchmark performance” table and the “Performance of a $10,000 investment” graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

2The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the “Fund expense ratios” table on the next page. Delaware Management Company has agreed to reimburse certain expenses and/or waive certain fees in order to prevent total fund operating expenses (excluding any 12b-1 fees and certain other expenses) from exceeding 0.97% of the Fund’s average daily net assets from July 27, 2018 through March 31, 2019. From April 1, 2018 through July 26, 2018, the expense waiver was 0.98% of the Fund’s average daily net assets.* Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements.

(continues	)	29

Performance summaries

Optimum Large Cap Value Fund

Fund expense ratios	Class A	Class C	Institutional Class
Total annual operating expenses (without fee waivers)	1.21%	1.96%	0.96%
Net expenses (including fee waivers, if any)	1.21%	1.96%	0.96%
Type of waiver	Contractual	Contractual	Contractual

*The contractual waiver period is from July 29, 2017 to July 29, 2019.

Performance of a $10,000 Investment1

Average annual total returns from March 31, 2009 through March 31, 2019

1The “Performance of $10,000 investment” graph assumes $10,000 invested in Class A and Institutional Class shares of the Fund on March 31, 2009, and includes the effect of a 5.75% front-end sales charge (for Class A shares) and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Current expenses are listed in the “Fund expense ratios” table on page 30. Please note additional details on pages 29 through 31.

The graph also assumes $10,000 invested in the Russell 1000 Value Index as of March 31, 2009. The Russell 1000 Value Index measures the performance of the large-cap value segment of the US equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

The S&P 500 Index, mentioned on page 11, measures the performance of 500 mostly large-cap stocks weighted by market value, and is often used to represent performance of the US stock market.

Frank Russell Company is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

Stock symbols and CUSIP numbers
	Nasdaq symbols	CUSIPs
Class A	OALVX	246118863
Class C	OCLVX	246118848
Institutional Class	OILVX	246118830

(continues	)	31

Performance summaries

Optimum Small-Mid Cap Growth Fund	March 31, 2019
(Unaudited)

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please obtain the performance data for the most recent month end by calling 800 914-0278 or visiting our website at optimummutualfunds.com/performance.

Fund and benchmark performance[1,2]
Average annual total returns through March 31, 2019	1 year	5 years	10 years

Class A (Est. Aug. 1, 2003)
Excluding sales charge	+8.69%	+7.86%	+15.21%
Including sales charge	+2.41%	+6.59%	+14.54%

Class C (Est. Aug. 1, 2003)
Excluding sales charge	+7.81%	+7.04%	+14.39%
Including sales charge	+6.99%	+7.04%	+14.39%

Institutional Class (Est. Aug. 1, 2003)
Excluding sales charge	+8.97%	+8.13%	+15.54%
Including sales charge	+8.97%	+8.13%	+15.54%

Russell 2500 Growth Index	+7.54%	+9.72%	+17.50%

1Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” graph. The current expenses for each class are listed on the “Fund expense ratios” table on the next page. Performance would have been lower had expense limitations not been in effect.

Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service fee.

Class A shares are sold with a maximum front-end sales charge of up to 5.75%, and have an annual distribution and service fee of up to 0.25% of average daily net assets. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of up to 1.00% of average daily net assets.

Performance for Class C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

The “Fund and benchmark performance” table and the “Performance of a $10,000 investment” graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

2The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the “Fund expense ratios” table on the next page. Delaware Management Company has agreed to reimburse certain expenses and/or waive certain fees in order to prevent total fund operating expenses (excluding any 12b-1 fees and certain other expenses) from exceeding 1.29% of the Fund’s average daily net assets from July 27, 2018 through March 31, 2019. From April 1, 2018 through July 26, 2018, the expense waiver was 1.29% of the Fund’s average daily net assets.* Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements.

Fund expense ratios	Class A	Class C	Institutional Class
Total annual operating expenses (without fee waivers)	1.63%	2.38%	1.38%
Net expenses (including fee waivers, if any)	1.54%	2.29%	1.29%
Type of waiver	Contractual	Contractual	Contractual

*The contractual waiver period is from July 29, 2017 to July 29, 2019.

Investments in small and/or medium-sized companies typically exhibit greater risk and higher volatility than larger, more established companies.

Performance of a $10,000 Investment1

Average annual total returns from March 31, 2009 through March 31, 2019

1The “Performance of $10,000 investment” graph assumes $10,000 invested in Class A and Institutional Class shares of the Fund on March 31, 2009, and includes the effect of a 5.75% front-end sales charge (for Class A shares) and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Current expenses are listed in the “Fund expense ratios” table above. Please note additional details on pages 32 through 34.

The graph also assumes $10,000 invested in the Russell 2500 Growth Index as of March 31, 2009. The Russell 2500 Growth Index measures the performance of the small- to mid-cap growth segment of the US equity universe. It includes those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.

Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

(continues	)	33

Performance summaries

Optimum Small-Mid Cap Growth Fund

Stock symbols and CUSIP numbers
	Nasdaq symbols	CUSIPs
Class A	OASGX	246118822
Class C	OCSGX	246118798
Institutional Class	OISGX	246118780

Optimum Small-Mid Cap Value Fund

(Unaudited)	March 31, 2019

The performance quoted represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please obtain the performance data for the most recent month end by calling 800 914-0278 or visiting our website at optimummutualfunds.com/performance.

Fund and benchmark performance[1,2]
Average annual total returns through March 31, 2019	1 year	5 years	10 years

Class A (Est. Aug. 1, 2003)
Excluding sales charge	– 3.83%	+1.06%	+12.53%
Including sales charge	– 9.34%	– 0.14%	+11.86%

Class C (Est. Aug. 1, 2003)
Excluding sales charge	– 4.50%	+0.31%	+11.73%
Including sales charge	– 5.38%	+0.31%	+11.73%

Institutional Class (Est. Aug. 1, 2003)
Excluding sales charge	– 3.62%	+1.30%	+12.86%
Including sales charge	– 3.62%	+1.30%	+12.86%

Russell 2500 Value Index	+1.84%	+6.02%	+15.03%

1Returns reflect the reinvestment of all distributions and are presented both with and without the applicable sales charges described below. Returns do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Expense limitations were in effect for certain classes during some or all of the periods shown in the “Fund and benchmark performance” graph. The current expenses for each class are listed on the “Fund expense ratios” table on the next page. Performance would have been lower had expense limitations not been in effect.

Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Institutional Class shares pay no distribution and service fee.

Class A shares are sold with a maximum front-end sales charge of up to 5.75%, and have an annual distribution and service fee of up to 0.25% of average daily net assets. Performance for Class A shares, excluding sales charges, assumes that no front-end sales charge applied.

Class C shares are sold with a contingent deferred sales charge of 1.00% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of up to 1.00% of average daily net assets.

Performance for Class C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or that the investment was not redeemed.

The “Fund and benchmark performance” table and the “Performance of a $10,000 investment” graph do not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

2The Fund’s expense ratios, as described in the most recent prospectus, are disclosed in the “Fund expense ratios” table on the next page. Delaware Management Company has agreed to reimburse certain expenses and/or waive certain fees in order to prevent total fund operating expenses (excluding any 12b-1 fees and certain other expenses) from exceeding 1.21% of the Fund’s average daily net assets from July 27, 2018 through March 31, 2019. From April 1, 2018 through July 28, 2018, the expense waiver was 1.22% of the Fund’s average daily net assets.* Please see the most recent prospectus and any applicable supplement(s) for additional information on these fee waivers and/or reimbursements.

(continues	)	35

Performance summaries

Optimum Small-Mid Cap Value Fund

Fund expense ratios	Class A	Class C	Institutional Class
Total annual operating expenses (without fee waivers)	1.54%	2.29%	1.29%
Net expenses (including fee waivers, if any)	1.46%	2.21%	1.21%
Type of waiver	Contractual	Contractual	Contractual

*The contractual waiver period is from July 29, 2017 to July 29, 2019.

Investments in small and/or medium-sized companies typically exhibit greater risk and higher volatility than larger, more established companies.

Performance of a $10,000 Investment1

Average annual total returns from March 31, 2009 through March 31, 2019

1The “Performance of $10,000 investment” graph assumes $10,000 invested in Class A and Institutional Class shares of the Fund on March 31, 2009, and includes the effect of a 5.75% front-end sales charge (for Class A shares) and the reinvestment of all distributions. The graph does not reflect the deduction of taxes the shareholders would pay on Fund distributions or redemptions of Fund shares. Expense limitations were in effect for some or all of the periods shown. Performance would have been lower had expense limitations not been in effect. Current expenses are listed in the “Fund expense ratios” table above. Please note additional details on pages 35 through 37.

The graph also assumes $10,000 invested in the Russell 2500 Value Index as of March 31, 2009. The Russell 2500 Value Index measures the performance of the small- to mid-cap value segment of the US equity universe. It includes those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values.

The S&P 500 Index, mentioned on page 17, measures the performance of 500 mostly large-cap stocks weighted by market value, and is often used to represent performance of the US stock market.

The Russell 1000 Index, mentioned on page 17, measures the performance of the large-cap segment of the US equity universe.

The Russell 2000 Index, mentioned on page 17, measures the performance of the small-cap segment of the US equity universe.

The Russell 2500 Index measures the performance of the small- to mid-cap segment of the US equity universe. The Russell 2500 Index is a subset of the Russell 3000® Index, representing approximately 2,500 of the smallest securities based on a combination of their market cap and current index membership.

The Russell 2500 Growth Index, mentioned on page 17, measures the performance of the small- to mid-cap growth segment of the US equity universe. It includes those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.

Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

Index performance returns do not reflect any management fees, transaction costs, or expenses. Indices are unmanaged and one cannot invest directly in an index. Past performance is not a guarantee of future results.

Performance of other Fund classes will vary due to different charges and expenses.

Stock symbols and CUSIP numbers
	Nasdaq symbols	CUSIPs
Class A	OASVX	246118772
Class C	OCSVX	246118756
Institutional Class	OISVX	246118749

(continues	)	37

Disclosure of Fund expenses

For the six-month period from October 1, 2018 to March 31, 2019 (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. These following examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from Oct. 1, 2018 to March 31, 2019.

Actual Expenses

The first section of the tables shown, “Actual Fund return,” provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of the tables shown, “Hypothetical 5% return,” provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Each Fund’s expenses shown in the tables reflect fee waivers in effect and assume reinvestment of all dividends and distributions.

Optimum Fixed Income Fund
Expense analysis of an investment of $1,000

				Expenses
				Paid
	Beginning	Ending		During
	Account	Account	Annualized	Period
	Value	Value	Expense	10/1/18 to
	10/1/18	3/31/19	Ratio	3/31/19*
Actual Fund return†
Class A	$1,000.00	$1,040.40	1.07%	$5.44
Class C	1,000.00	1,035.20	1.82%	9.23
Institutional Class	1,000.00	1,041.00	0.82%	4.17
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,019.60	1.07%	$5.39
Class C	1,000.00	1,015.86	1.82%	9.15
Institutional Class	1,000.00	1,020.84	0.82%	4.13

Optimum International Fund
Expense analysis of an investment of $1,000

				Expenses
				Paid
	Beginning	Ending		During
	Account	Account	Annualized	Period
	Value	Value	Expense	10/1/18 to
	10/1/18	3/31/19	Ratio	3/31/19*
Actual Fund return†
Class A	$1,000.00	$962.70	1.39%	$ 6.80
Class C	1,000.00	959.10	2.14%	10.45
Institutional Class	1,000.00	963.70	1.14%	5.58
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,018.00	1.39%	$ 6.99
Class C	1,000.00	1,014.26	2.14%	10.75
Institutional Class	1,000.00	1,019.25	1.14%	5.74

Optimum Large Cap Growth Fund

Expense analysis of an investment of $1,000

				Expenses
				Paid
	Beginning	Ending		During
	Account	Account	Annualized	Period
	Value	Value	Expense	10/1/18 to
	10/1/18	3/31/19	Ratio	3/31/19*
Actual Fund return†
Class A	$1,000.00	$ 996.20	1.25%	$ 6.22
Class C	1,000.00	992.70	2.00%	9.94
Institutional Class	1,000.00	997.50	1.00%	4.98
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,018.70	1.25%	$ 6.29
Class C	1,000.00	1,014.96	2.00%	10.05
Institutional Class	1,000.00	1,019.95	1.00%	5.04

Optimum Large Cap Value Fund Expense analysis of an investment of $1,000
				Expenses
				Paid
	Beginning	Ending		During
	Account	Account	Annualized	Period
	Value	Value	Expense	10/1/18 to
	10/1/18	3/31/19	Ratio	3/31/19*
Actual Fund return†
Class A	$1,000.00	$ 988.70	1.20%	$5.95
Class C	1,000.00	985.20	1.95%	9.65
Institutional Class	1,000.00	990.40	0.95%	4.71
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,018.95	1.20%	$6.04
Class C	1,000.00	1,015.21	1.95%	9.80
Institutional Class	1,000.00	1,020.19	0.95%	4.78

Optimum Small-Mid Cap Growth Fund

Expense analysis of an investment of $1,000

				Expenses
				Paid
	Beginning	Ending		During
	Account	Account	Annualized	Period
	Value	Value	Expense	10/1/18 to
	10/1/18	3/31/19	Ratio	3/31/19*
Actual Fund return†
Class A	$1,000.00	$ 920.70	1.54%	$ 7.37
Class C	1,000.00	917.00	2.29%	10.94
Institutional Class	1,000.00	922.20	1.29%	6.18
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,017.25	1.54%	$ 7.75
Class C	1,000.00	1,013.51	2.29%	11.50
Institutional Class	1,000.00	1,018.50	1.29%	6.49

Optimum Small-Mid Cap Value Fund Expense analysis of an investment of $ 1,000

				Expenses
				Paid
	Beginning	Ending		During
	Account	Account	Annualized	Period
	Value	Value	Expense	10/1/18 to
	10/1/18	3/31/19	Ratio	3/31/19*
Actual Fund return†
Class A	$1,000.00	$ 919.90	1.46%	$ 6.99
Class C	1,000.00	916.80	2.21%	10.56
Institutional Class	1,000.00	921.10	1.21%	5.80
Hypothetical 5% return (5% return before expenses)
Class A	$1,000.00	$1,017.65	1.46%	$ 7.34
Class C	1,000.00	1,013.91	2.21%	11.10
Institutional Class	1,000.00	1,018.90	1.21%	6.09

* “Expenses Paid During Period” are equal to the relevant Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

†Because actual returns reflect only the most recent six-month period, the returns shown may differ significantly from fiscal year returns.

(continues	)	39

Security type / sector allocations

Optimum Fixed Income Fund

As of March 31, 2019 (Unaudited)

Sector designations may be different than the sector designations presented in other Fund materials. The sector designations may represent the investment manager or sub-advisor’s internal sector classifications, which may result in the sector designations for one fund being different than another fund’s sector designations.

Percentage
Security type / sector	of net assets
Agency Asset-Backed Securities	0.05%
Agency Collateralized Mortgage Obligations	4.00%
Agency Commercial Mortgage-Backed Securities	0.74%
Agency Mortgage-Backed Securities	19.45%
Agency Obligation	0.10%
Collateralized Debt Obligations	3.73%
Convertible Bonds	1.38%
Corporate Bonds	36.99%
Banking	13.29%
Basic Industry	1.49%
Brokerage	0.32%
Capital Goods	1.27%
Communications	3.66%
Consumer Cyclical	2.35%
Consumer Non-Cyclical	3.12%
Energy	3.21%
Finance Companies	1.33%
Insurance	1.00%
Natural Gas	0.19%
Real Estate Investment Trusts	0.82%
Technology	1.19%
Transportation	0.72%
Utilities	3.03%
Municipal Bonds	0.68%

Percentage
Security type / sector	of net assets
Non-Agency Asset-Backed Securities	3.30%
Non-Agency Collateralized Mortgage Obligations	1.74%
Non-Agency Commercial Mortgage-Backed Securities	3.51%
Regional Bonds	0.32%
Loan Agreements	3.99%
Sovereign Bonds	3.66%
Supranational Banks	0.62%
US Treasury Obligations	26.28%
Common Stock	0.00%
Convertible Preferred Stock	0.29%
Preferred Stock	0.09%
Options Purchased	0.00%
Short-Term Investments	8.21%
Total Value of Securities Before Options Written	119.13%
Options Written	0.00%
Liabilities Net of Receivables and Other Assets	(19.13%)
Total Net Assets	100.00%

Security type / country and sector allocations

Optimum International Fund

As of March 31, 2019 (Unaudited)

Sector designations may be different than the sector designations presented in other Fund materials. The sector designations may represent the investment manager or sub-advisor’s internal sector classifications, which may result in the sector designations for one fund being different than another fund’s sector designations.

.	Percentage
Security type / country	of net assets
Common Stock by Country	98.22%
Australia	3.80%
Austria	1.90%
Brazil	3.27%
Cambodia	0.07%
Canada	7.44%
Chile	1.09%
China/Hong Kong	10.81%
Colombia	0.83%
Czech Republic	0.36%
Denmark	1.19%
Finland	0.53%
France	4.76%
Germany	3.96%
Greece	0.02%
Hungary	0.31%
India	2.70%
Indonesia	0.49%
Israel	3.89%
Italy	1.30%
Japan	10.44%
Malaysia	0.09%
Mexico	1.30%
Netherlands	4.79%
New Zealand	0.05%
Norway	2.39%
Poland	0.17%
Portugal	0.01%
Republic of Korea	3.57%
Russia	0.06%
Singapore	1.34%
South Africa	0.47%
Spain	2.48%
Sweden	0.53%

.	Percentage
Security type / country	of net assets
Switzerland	4.17%
Taiwan	2.69%
Thailand	1.82%
Turkey	0.56%
United Kingdom	6.53%
United States	6.04%
Preferred Stock	0.34%
Short-Term Investments	0.66%
Securities Lending Collateral	1.49%
Total Value of Securities	100.71%
Obligation to Return Securities Lending Collateral	(1.49%)
Receivables and Other Assets Net of Liabilities	0.78%
Total Net Assets	100.00%

Percentage
Common stock by sector	of net assets
Communication Services	5.57%
Consumer Discretionary	7.21%
Consumer Staples	5.46%
Energy	8.28%
Financials	23.14%
Healthcare	14.14%
Industrials	7.04%
Information Technology	11.86%
Materials	9.71%
Real Estate	2.01%
Utilities	3.80%
Total	98.22%

(continues	)	41

Security type / sector allocations and top 10 equity holdings

Sector designations may be different than the sector designations presented in other Fund materials. The sector designations may represent the investment manager or sub-advisor’s internal sector classifications, which may result in the sector designations for one fund being different than another fund’s sector designations.

Optimum Large Cap Growth Fund

As of March 31, 2019 (Unaudited)

Percentage
Security type / sector	of net assets
Common Stock²	97.11%
Communication Services	15.34%
Consumer Discretionary	17.18%
Consumer Staples	3.45%
Energy	0.84%
Financials	4.59%
Healthcare	13.83%
Industrials	8.88%
Information Technology[1]	29.14%
Materials	1.95%
Real Estate	1.11%
Utilities	0.80%
Convertible Preferred Stock	0.57%
Short-Term Investments	2.48%
Total Value of Securities	100.16%
Liabilities Net of Receivables and Other Assets	(0.16%)
Total Net Assets	100.00%

²	Narrow industries are utilized for compliance purposes for diversification whereas broad sectors are used for financial reporting.

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Percentage
Top 10 equity holdings	of net assets
Amazon.com	7.41%
Microsoft	4.82%
Facebook Class A	4.77%
Visa Class A	3.70%
Alphabet Class C	3.02%
UnitedHealth Group	2.52%
Alphabet Class A	2.17%
Boeing	1.99%
Alibaba Group Holding ADR	1.98%
Walt Disney	1.70%

Optimum Large Cap Value Fund

As of March 31, 2019 (Unaudited)

Percentage
Security type / sector	of net assets
Common Stock	98.23%
Communication Services	7.39%
Consumer Discretionary	2.15%
Consumer Staples	7.40%
Energy	7.13%
Financials	24.34%
Healthcare	16.25%
Industrials	13.77%
Information Technology	9.74%
Materials	2.56%
Real Estate	2.71%
Utilities	4.79%
Short-Term Investments	1.49%
Total Value of Securities Before Security Sold Short	99.72%
Security Sold Short	(0.03%)
Receivables and Other Assets Net of Liabilities	0.31%
Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Percentage
Top 10 equity holdings	of net assets
JPMorgan Chase & Co.	3.90%
Pfizer	2.67%
Comcast Class A	2.65%
Medtronic (Ireland)	2.31%
Verizon Communications	1.83%
Johnson & Johnson	1.80%
Cisco Systems	1.77%
Chevron	1.77%
Merck & Co.	1.71%
Accenture Class A (Ireland)	1.58%

Sector designations may be different than the sector designations presented in other Fund materials. The sector designations may represent the investment manager or sub-advisor’s internal sector classifications, which may result in the sector designations for one fund being different than another fund’s sector designations.

Optimum Small-Mid Cap Growth Fund

As of March 31, 2019 (Unaudited)

Percentage
Security type / sector	of net assets
Common Stock²	97.85%
Communication Services	3.22%
Consumer Discretionary	13.59%
Consumer Staples	3.11%
Energy	1.66%
Financials	6.83%
Healthcare	20.55%
Industrials	13.64%
Information Technology[2]	32.73%
Materials	2.17%
Real Estate	0.35%
Convertible Preferred Stock	0.52%
Short-Term Investments	3.00%
Total Value of Securities	101.37%
Liabilities Net of Receivables and Other Assets	(1.37%)
Total Net Assets	100.00%

²	Narrow industries are utilized for compliance purposes for diversification whereas broad sectors are used for financial reporting.

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Percentage
Top 10 equity holdings	of net assets
Zendesk	2.71%
Zebra Technologies Class A	2.19%
DexCom	1.93%
RingCentral Class A	1.69%
Wright Medical Group (Netherlands)	1.65%
Array BioPharma	1.59%
IAC/InterActiveCorp	1.56%
Five9	1.52%
Chegg	1.42%
Tandem Diabetes Care	1.41%

Optimum Small-Mid Cap Value Fund

As of March 31, 2019 (Unaudited)

Percentage
Security type / sector	of net assets
Common Stock	98.21%
Communication Services	2.02%
Consumer Discretionary	9.93%
Consumer Staples	3.17%
Energy	4.60%
Financials	21.31%
Healthcare	5.55%
Industrials	14.78%
Information Technology	11.59%
Materials	7.87%
Real Estate	13.30%
Utilities	4.09%
Short-Term Investments	2.11%
Total Value of Securities	100.32%
Liabilities Net of Receivables and Other Assets	(0.32%)
Total Net Assets	100.00%

Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Percentage
Top 10 equity holdings	of net assets
Zions Bancorp	1.84%
Everest Re Group (Bermuda)	1.39%
Huntington Ingalls Industries	1.34%
Alliant Energy	1.26%
WPX Energy	1.26%
IDACORP	1.22%
Physicians Realty Trust	1.21%
STAG Industrial	1.21%
Western Alliance Bancorp	1.11%
Chemical Financial	1.10%

(continues	)	43

Security type / sector allocations and top 10 equity holdings

1To monitor compliance with Optimum Large Cap Growth Fund’s concentration guidelines as described in the Fund’s Prospectus and Statement of Additional Information, the Information Technology sector (as disclosed herein for financial reporting purposes) is subdivided into a variety of “industries” (in accordance with the requirements of the Investment Company Act of 1940 (1940 Act)). The Information Technology sector for this Fund consisted of Commercial Services, Computers, Internet, Semiconductors, and Software. As of March 31, 2019, such amounts, as percentage of total net assets, were 7.70%, 2.05%, 1.56%, 2.98%, and 14.85%, respectively. The percentage in any such single industry will comply with the Fund’s concentration policy even if the percentages in the Information Technology sector for financial reporting purposes may exceed 25%.

2To monitor compliance with Optimum Small-Mid Cap Growth Fund’s concentration guidelines as described in the Fund’s Prospectus and Statement of Additional Information, the Information Technology (as disclosed herein for financial reporting purposes) are subdivided into a variety of “industries” (in accordance with the requirements of the 1940 Act). The Information Technology sector consisted of Commercial Services, Computers, Electronics, Internet, Miscellaneous Manufacture, Office Equipment, Semiconductors, Software, and Telecommunications. As of March 31, 2019, such amounts, as percentage of total net assets, were 3.55%, 2.78%, 1.65%, 7.63%, 0.43%, 2.19%, 5.00%, 8.77%, and 0.73%, respectively. The percentage in any such single industry will comply with the Fund’s concentration policy even if the percentages in the Healthcare and Information Technology sector for financial reporting purposes may exceed 25%.

Schedules of investments

Optimum Fixed Income Fund

March 31, 2019

	Principal amount°	Value (US $)

Agency Asset-Backed Securities – 0.05%

SLM Student Loan Trust
Series 2003-11 A6 144A 3.161% (LIBOR03M + 0.55%, Floor 0.29%) 12/15/25 #●	279,315	$280,339
Series 2008-9 A 4.271% (LIBOR03M + 1.50%) 4/25/23 ●	951,327	962,288

Total Agency Asset-Backed Securities (cost $1,235,792)		1,242,627

Agency Collateralized Mortgage Obligations – 4.00%

Fannie Mae Connecticut Avenue Securities
Series 2016-C03 1M1 4.486% (LIBOR01M + 2.00%) 10/25/28 ●	31,330	31,568
Series 2016-C04 1M1 3.936% (LIBOR01M + 1.45%) 1/25/29 ●	16,533	16,595
Series 2017-C01 1M1 3.786% (LIBOR01M + 1.30%) 7/25/29 ●	15,263	15,323
Series 2017-C04 2M2 5.336% (LIBOR01M + 2.85%) 11/25/29 ●	420,000	435,441
Series 2018-C02 2M2 4.686% (LIBOR01M + 2.20%, Floor 2.20%) 8/25/30 ●	630,000	628,150
Series 2018-C03 1M2 4.636% (LIBOR01M + 2.15%, Floor 2.15%) 10/25/30 ●	555,000	554,241
Series 2018-C05 1M2 4.836% (LIBOR01M + 2.35%, Floor 2.35%) 1/25/31 ●	545,000	547,263
Fannie Mae Grantor Trust
Series 1999-T2 A1 7.50% 1/19/39 ●	6,676	7,208
Series 2002-T4 A3 7.50% 12/25/41	24,341	27,841
Series 2004-T1 1A2 6.50% 1/25/44	8,161	9,219
Fannie Mae Interest Strip
Series 417 C24 3.50% 12/25/42 S	51,158	9,027
Series 418 C12 3.00% 8/25/33 S	2,108,684	253,339

	Principal amount°	Value (US $)

Agency Collateralized Mortgage Obligations (continued)

Fannie Mae Interest Strip
Series 419 C3 3.00% 11/25/43 S	484,661	$83,147
Fannie Mae REMIC Trust
Series 2004-W4 A5 5.50% 6/25/34	176,805	178,165
Series 2004-W11 1A2 6.50% 5/25/44	43,316	48,822
Series 2004-W15 1A1 6.00% 8/25/44	35,312	38,928
Fannie Mae REMICs
Series 1999-19 PH 6.00% 5/25/29	70,742	76,998
Series 2001-14 Z 6.00% 5/25/31	4,146	4,452
Series 2007-30 OE 1.833% 4/25/37 Ω	2,196,012	1,868,209
Series 2008-15 SB 4.115% (6.60% minus LIBOR01M, Cap 6.60%) 8/25/36 S●	104,255	17,212
Series 2008-24 ZA 5.00% 4/25/38	9,821,855	10,638,332
Series 2009-2 AS 3.215% (5.70% minus LIBOR01M, Cap 5.70%) 2/25/39 S●	634,476	56,880
Series 2009-68 SA 4.265% (6.75% minus LIBOR01M, Cap 6.75%) 9/25/39 S●	191,436	28,462
Series 2009-94 AC 5.00% 11/25/39	124,548	136,799
Series 2011-118 DC 4.00% 11/25/41	953,771	992,663
Series 2012-98 MI 3.00% 8/25/31 S	1,119,582	112,321
Series 2012-99 AI 3.50% 5/25/39 S	509,295	40,811
Series 2012-115 MI 3.50% 3/25/42 S	211,541	22,225
Series 2012-120 CI 3.50% 12/25/31 S	95,047	7,385
Series 2012-121 ID 3.00% 11/25/27 S	39,691	3,504
Series 2012-128 IC 3.00% 11/25/32 S	1,822,495	229,945
Series 2012-132 AI 3.00% 12/25/27 S	1,209,827	97,855
Series 2012-137 WI 3.50% 12/25/32 S	299,801	43,534

(continues	)	45

Schedules of investments

Optimum Fixed Income Fund

	Principal amount°	Value (US $)

Agency Collateralized Mortgage Obligations (continued)

Fannie Mae REMICs
Series 2012-139 NS 4.215% (6.70% minus LIBOR01M, Cap 6.70%) 12/25/42 S●	2,440,879	$531,684
Series 2012-146 IO 3.50% 1/25/43 S	1,641,560	315,495
Series 2012-149 IC 3.50% 1/25/28 S	1,124,546	108,551
Series 2013-1 YI 3.00% 2/25/33 S	1,465,999	189,802
Series 2013-7 EI 3.00% 10/25/40 S	624,011	67,579
Series 2013-26 ID 3.00% 4/25/33 S	689,885	93,186
Series 2013-35 IB 3.00% 4/25/33 S	1,053,254	134,857
Series 2013-35 IG 3.00% 4/25/28 S	733,442	61,867
Series 2013-38 AI 3.00% 4/25/33 S	664,681	79,608
Series 2013-41 HI 3.00% 2/25/33 S	1,157,264	121,563
Series 2013-44 DI 3.00% 5/25/33 S	1,987,449	269,035
Series 2013-45 PI 3.00% 5/25/33 S	500,051	67,339
Series 2013-55 AI 3.00% 6/25/33 S	1,511,498	184,558
Series 2013-60 CI 3.00% 6/25/31 S	425,297	31,090
Series 2013-69 IJ 3.00% 7/25/33 S	589,498	78,743
Series 2013-103 SK 3.435% (5.92% minus LIBOR01M, Cap 5.92%) 10/25/43 S●	1,546,994	298,139
Series 2014-63 KI 3.50% 11/25/33 S	5,597	533
Series 2015-43 PZ 3.50% 6/25/45	480,211	495,657
Series 2015-89 AZ 3.50% 12/25/45	164,039	173,602
Series 2016-6 AI 3.50% 4/25/34 S	873,458	100,806
Series 2016-30 CI 3.00% 5/25/36 S	738,464	98,273
Series 2016-33 DI 3.50% 6/25/36 S	1,836,459	261,839

	Principal amount°	Value (US $)

Agency Collateralized Mortgage Obligations (continued)

Fannie Mae REMICs
Series 2016-36 SB 3.515% (6.00% minus LIBOR01M, Cap 6.00%) 3/25/43 S●	595,429	$70,873
Series 2016-40 IO 3.50% 7/25/36 S	239,852	36,050
Series 2016-50 IB 3.00% 2/25/46 S	119,879	17,028
Series 2016-51 LI 3.00% 8/25/46 S	2,410,807	325,644
Series 2016-62 SA 3.515% (6.00% minus LIBOR01M, Cap 6.00%) 9/25/46 S●	1,896,540	380,728
Series 2016-64 CI 3.50% 7/25/43 S	865,636	101,048
Series 2016-71 PI 3.00% 10/25/46 S	1,195,487	158,022
Series 2016-74 GS 3.515% (6.00% minus LIBOR01M, Cap 6.00%) 10/25/46 S●	1,256,709	245,418
Series 2016-99 DI 3.50% 1/25/46 S	565,232	94,244
Series 2016-105 SA 3.515% (6.00% minus LIBOR01M, Cap 6.00%) 1/25/47 S●	1,186,467	214,173
Series 2017-1 EI 3.50% 9/25/35 S	392,529	56,981
Series 2017-4 AI 3.50% 5/25/41 S	892,917	93,454
Series 2017-4 BI 3.50% 5/25/41 S	534,173	64,630
Series 2017-6 NI 3.50% 3/25/46 S	109,979	18,533
Series 2017-11 EI 3.00% 3/25/42 S	1,655,506	210,838
Series 2017-12 JI 3.50% 5/25/40 S	465,821	46,522
Series 2017-15 NZ 3.50% 3/25/47	134,441	134,773
Series 2017-16 SM 3.565% (6.05% minus LIBOR01M, Cap 6.05%) 3/25/47 S●	2,008,990	358,748
Series 2017-16 WI 3.00% 1/25/45 S	456,369	53,482
Series 2017-25 BL 3.00% 4/25/47	157,000	155,885

	Principal amount°	Value (US $)

Agency Collateralized Mortgage Obligations (continued)

Fannie Mae REMICs
Series 2017-40 GZ 3.50% 5/25/47	353,932	$353,543
Series 2017-77 HZ 3.50% 10/25/47	502,673	500,612
Series 2017-88 EI 3.00% 11/25/47 S	1,155,801	156,935
Series 2017-88 IE 3.00% 11/25/47 S	851,415	113,816
Series 2017-94 CZ 3.50% 11/25/47	315,227	313,071
Series 2017-95 FA 2.859% (LIBOR01M + 0.35%, Floor 0.35%) 11/25/47 ●	655,983	653,111
Series 2017-99 IE 3.00% 12/25/47 S	867,028	117,443
Freddie Mac REMICs
Series 2165 PE 6.00% 6/15/29	61,300	67,058
Series 3143 BC 5.50% 2/15/36	1,525,479	1,686,258
Series 3289 SA 4.266% (6.75% minus LIBOR01M, Cap 6.75%) 3/15/37 S●	638,084	116,407
Series 4050 EI 4.00% 2/15/39 S	801,843	54,883
Series 4109 AI 3.00% 7/15/31 S	2,083,124	180,560
Series 4120 MI 3.00% 10/15/32 S	318,870	44,416
Series 4135 AI 3.50% 11/15/42 S	1,545,592	279,075
Series 4146 IA 3.50% 12/15/32 S	934,989	140,088
Series 4150 UI 3.50% 8/15/32 S	1,995,865	182,582
Series 4161 IM 3.50% 2/15/43 S	283,854	56,321
Series 4181 DI 2.50% 3/15/33 S	601,196	70,185
Series 4184 GS 3.636% (6.12% minus LIBOR01M, Cap 6.12%) 3/15/43 S●	984,991	213,498
Series 4185 LI 3.00% 3/15/33 S	492,483	67,479
Series 4186 IB 3.00% 3/15/33 S	845,884	106,555
Series 4188 JI 3.00% 4/15/33 S	1,177,094	129,489

	Principal amount°	Value (US $)

Agency Collateralized Mortgage Obligations (continued)

Freddie Mac REMICs
Series 4191 CI 3.00% 4/15/33 S	199,493	$26,489
Series 4342 CI 3.00% 11/15/33 S	351,873	39,600
Series 4453 DI 3.50% 11/15/33 S	413,581	41,045
Series 4494 SA 3.696% (6.18% minus LIBOR01M, Cap 6.18%) 7/15/45 S●	247,899	47,299
Series 4504 IO 3.50% 5/15/42 S	403,185	37,096
Series 4527 CI 3.50% 2/15/44 S	1,211,008	181,877
Series 4543 HI 3.00% 4/15/44 S	504,765	74,531
Series 4580 MI 3.50% 2/15/43 S	69,545	8,390
Series 4610 IB 3.00% 6/15/41 S	3,831,415	369,723
Series 4618 SA 3.516% (6.00% minus LIBOR01M, Cap 6.00%) 9/15/46 S●	589,754	122,290
Series 4625 BI 3.50% 6/15/46 S	1,787,344	319,020
Series 4627 PI 3.50% 5/15/44 S	1,569,829	183,444
Series 4644 GI 3.50% 5/15/40 S	655,350	71,907
Series 4648 SA 3.516% (6.00% minus LIBOR01M, Cap 6.00%) 1/15/47 S●	1,330,197	252,656
Series 4655 WI 3.50% 8/15/43 S	701,723	86,102
Series 4657 PS 3.516% (6.00% minus LIBOR01M, Cap 6.00%) 2/15/47 S●	1,478,169	276,747
Series 4660 GI 3.00% 8/15/43 S	430,735	58,246
Series 4663 AI 3.00% 3/15/42 S	1,083,630	132,735
Series 4663 HZ 3.50% 3/15/47	164,077	164,279
Series 4665 NI 3.50% 7/15/41 S	2,686,650	271,847
Series 4667 CI 3.50% 7/15/40 S	75,888	6,146

(continues	)	47

Schedules of investments

Optimum Fixed Income Fund

	Principal amount°	Value (US $)

Agency Collateralized Mortgage Obligations (continued)

Freddie Mac REMICs
Series 4667 LI 3.50% 10/15/43 S	353,182	$45,141
Series 4669 QI 3.50% 6/15/41 S	204,540	22,403
Series 4673 WI 3.50% 9/15/43 S	786,169	93,951
Series 4674 GI 3.50% 10/15/40 S	69,940	5,773
Series 4676 KZ 2.50% 7/15/45	351,425	316,341
Series 4690 WI 3.50% 12/15/43 S	1,012,484	140,120
Series 4691 LI 3.50% 1/15/41 S	682,044	62,150
Series 4693 EI 3.50% 8/15/42 S	489,991	59,383
Series 4703 CI 3.50% 7/15/42 S	1,456,349	158,289
Freddie Mac Strips
Series 304 C38 3.50% 12/15/27 S	606,992	50,524
Series 319 S2 3.516% (6.00% minus LIBOR01M, Cap 6.00%) 11/15/43 S●	586,963	113,002
Freddie Mac Structured Agency Credit Risk Debt Notes
Series 2017-DNA1 M2 5.736% (LIBOR01M + 3.25%, Floor 3.25%) 7/25/29 ●	750,000	804,824
Series 2017-DNA3 M2 4.986% (LIBOR01M + 2.50%) 3/25/30 ●	315,000	322,577
Series 2017-HQA3 M2 4.836% (LIBOR01M + 2.35%) 4/25/30 ●	790,000	801,352
Series 2018-HQA1 M2 4.786% (LIBOR01M + 2.30%) 9/25/30 ●	955,000	955,897
Freddie Mac Structured Pass Through Certificates
Series T-54 2A 6.50% 2/25/43 ◆	13,292	15,416
Series T-58 2A 6.50% 9/25/43 ◆	6,324	7,273

	Principal amount°	Value (US $)

Agency Collateralized Mortgage Obligations (continued)

GNMA
Series 2008-65 SB 3.512% (6.00% minus LIBOR01M, Cap 6.00%) 8/20/38 S●	593,818	$66,155
Series 2009-2 SE 3.332% (5.82% minus LIBOR01M, Cap 5.82%) 1/20/39 S●	1,817,186	226,340
Series 2011-157 SG 4.112% (6.60% minus LIBOR01M, Cap 6.60%) 12/20/41 S●	870,033	176,666
Series 2011-H21 FT 3.29% (H15T1Y + 0.70%, Cap 15.25%, Floor 0.70%) 10/20/61 ●	7,756,132	7,825,929
Series 2011-H23 FA 3.209% (LIBOR01M + 0.70%, Cap 11.00%, Floor 0.70%) 10/20/61 ●	5,182,646	5,207,322
Series 2012-61 PI 3.00% 4/20/39 S	48,487	2,313
Series 2012-108 KI 4.00% 8/16/42 S	1,773,144	327,137
Series 2012-H08 FB 3.109% (LIBOR01M + 0.60%, Cap 11.00%, Floor 0.60%) 3/20/62 ●	910,249	912,276
Series 2012-H18 NA 3.029% (LIBOR01M + 0.52%, Cap 10.50%, Floor 0.52%) 8/20/62 ●	517,445	517,669
Series 2012-H29 SA 3.024% (LIBOR01M + 0.515%, Cap 12.00%, Floor 0.52%) 10/20/62 ●	4,352,791	4,355,763
Series 2013-113 LY 3.00% 5/20/43	173,000	169,199
Series 2015-44 AI 3.00% 8/20/41 S	59,382	5,587
Series 2015-74 CI 3.00% 10/16/39 S	963,345	105,898
Series 2015-111 IH 3.50% 8/20/45 S	1,366,866	142,311
Series 2015-142 AI 4.00% 2/20/44 S	265,912	25,911
Series 2015-H10 FA 3.109% (LIBOR01M + 0.60%, Cap 7.50%) 4/20/65 ●	13,365,097	13,352,454

48

	Principal amount°	Value (US $)

Agency Collateralized Mortgage Obligations (continued)

GNMA
Series 2015-H11 FC 3.059% (LIBOR01M + 0.55%, Cap 7.50%, Floor 0.55%) 5/20/65 ●	1,663,725	$1,658,981
Series 2015-H12 FB 3.109% (LIBOR01M + 0.60%, Cap 7.50%, Floor 0.60%) 5/20/65 ●	6,960,158	6,953,901
Series 2015-H20 FB 3.109% (LIBOR01M + 0.60%, Cap 7.50%, Floor 0.60%) 8/20/65 ●	1,814,074	1,812,324
Series 2015-H30 FD 3.109% (LIBOR01M + 0.60%, Cap 11.00%, Floor 0.60%) 10/20/65 ●	136,863	137,229
Series 2016-75 JI 3.00% 9/20/43 S	3,451,269	353,861
Series 2016-89 QS 3.562% (6.05% minus LIBOR01M, Cap 6.05%) 7/20/46 S●	959,384	206,884
Series 2016-108 SK 3.562% (6.05% minus LIBOR01M, Cap 6.05%) 8/20/46 S●	1,523,585	320,386
Series 2016-118 ES 3.612% (6.10% minus LIBOR01M, Cap 6.10%) 9/20/46 S●	980,367	188,466
Series 2016-120 IA 3.00% 2/20/46 S	132,923	16,119
Series 2016-126 NS 3.612% (6.10% minus LIBOR01M, Cap 6.10%) 9/20/46 S●	1,056,533	202,364
Series 2016-156 PB 2.00% 11/20/46	362,000	304,282
Series 2016-159 MI 3.00% 3/20/46 S	96,933	12,683
Series 2016-160 GS 3.612% (6.10% minus LIBOR01M, Cap 6.10%) 11/20/46 S●	2,896,095	626,264
Series 2016-163 XI 3.00% 10/20/46 S	1,392,121	164,046
Series 2016-171 IO 3.00% 7/20/44 S	2,146,537	214,078
Series 2016-H06 FD 3.429% (LIBOR01M + 0.92%, Cap 7.50%, Floor 0.92%) 7/20/65 ●	1,821,127	1,841,196

	Principal amount°	Value (US $)

Agency Collateralized Mortgage Obligations (continued)

GNMA
Series 2017-11 IM 3.00% 5/20/42 S	2,811,835	$230,426
Series 2017-18 QI 4.00% 3/16/41 S	984,577	121,449
Series 2017-18 QS 3.618% (6.10% minus LIBOR01M, Cap 6.10%) 2/16/47 S●	1,218,745	217,998
Series 2017-34 DY 3.50% 3/20/47	230,000	235,176
Series 2017-56 JZ 3.00% 4/20/47	301,846	280,528
Series 2017-101 AI 4.00% 7/20/47 S	774,446	112,939
Series 2017-101 TI 4.00% 3/20/44 S	1,153,791	126,898
Series 2017-107 QZ 3.00% 8/20/45	228,112	211,880
Series 2017-113 LB 3.00% 7/20/47	595,000	565,637
Series 2017-121 IL 3.00% 2/20/42 S	87,963	7,986
Series 2017-130 YJ 2.50% 8/20/47	270,000	255,220
Series 2017-134 ES 3.712% (6.20% minus LIBOR01M, Cap 6.20%) 9/20/47 S●	774,443	139,297
Series 2017-134 KI 4.00% 5/20/44 S	982,935	132,986
Series 2017-134 SD 3.712% (6.20% minus LIBOR01M, Cap 6.20%) 9/20/47 S●	4,554,465	871,582
Series 2017-141 JS 3.712% (6.20% minus LIBOR01M, Cap 6.20%) 9/20/47 S●	1,201,071	239,740
Series 2017-144 EI 3.00% 12/20/44 S	1,674,267	168,488
Series 2017-163 ZK 3.50% 11/20/47	3,460,132	3,449,920
Series 2017-174 HI 3.00% 7/20/45 S	1,543,495	149,369
Series 2018-1 ST 3.712% (6.20% minus LIBOR01M, Cap 6.20%) 1/20/48 S●	2,578,954	500,920
Series 2018-8 VZ 3.00% 3/20/47	455,653	421,093

(continues	)	49

Schedules of investments

Optimum Fixed Income Fund

	Principal amount°	Value (US $)

Agency Collateralized Mortgage Obligations (continued)

GNMA
Series 2018-11 AI 3.00% 1/20/46 S	1,012,513	$107,200
Series 2018-13 PZ 3.00% 1/20/48	227,826	214,240
Series 2018-14 ZE 3.50% 1/20/48	124,994	122,414
Series 2018-24 HZ 3.00% 2/20/48	115,695	106,842
Series 2018-34 TY 3.50% 3/20/48	196,000	200,154
Series 2018-37 SA 3.712% (6.20% minus LIBOR01M, Cap 6.20%) 3/20/48 S●	867,848	174,374
Series 2018-46 AS 3.712% (6.20% minus LIBOR01M, Cap 6.20%) 3/20/48 S●	3,097,662	663,338

Total Agency Collateralized Mortgage Obligations (cost $95,879,871)		94,672,102

Agency Commercial Mortgage-Backed Securities – 0.74%

Freddie Mac Multifamily
Structured Pass Through Certificates Series K058 A2 2.653% 8/25/26 ◆	685,000	677,926
Series X3FX A2FX 3.00% 6/25/27 ◆	1,070,000	1,063,365
FREMF Mortgage Trust
Series 2011-K10 B 144A 4.623% 11/25/49 #●	550,000	561,658
Series 2011-K15 B 144A 4.949% 8/25/44 #●	75,000	78,143
Series 2012-K18 B 144A 4.256% 1/25/45 #●	1,000,000	1,033,442
Series 2012-K22 B 144A 3.687% 8/25/45 #●	665,000	679,295
Series 2012-K23 B 144A 3.656% 10/25/45 #●	1,500,000	1,535,485
Series 2013-K24 B 144A 3.502% 11/25/45 #●	3,675,000	3,727,522
Series 2013-K25 C 144A 3.623% 11/25/45 #●	500,000	502,789
Series 2013-K33 B 144A 3.50% 8/25/46 #●	505,000	510,636
Series 2013-K712 B 144A 3.359% 5/25/45 #●	470,000	469,694

	Principal amount°	Value (US $)

Agency Commercial Mortgage-Backed Securities (continued)

FREMF Mortgage Trust
Series 2013-K713 B 144A 3.155% 4/25/46 #●	285,000	$285,155
Series 2013-K713 C 144A 3.155% 4/25/46 #●	945,000	942,956
Series 2014-K716 B 144A 3.949% 8/25/47 #●	500,000	510,052
Series 2014-K717 B 144A 3.63% 11/25/47 #●	1,225,000	1,237,951
Series 2014-K717 C 144A 3.63% 11/25/47 #●	1,290,000	1,297,271
Series 2015-K49 B 144A 3.721% 10/25/48 #●	840,000	844,062
Series 2015-K721 C 144A 3.565% 11/25/47 #●	475,000	466,328
Series 2016-K53 B 144A 4.019% 3/25/49 #●	280,000	285,775
Series 2016-K722 B 144A 3.841% 7/25/49 #●	425,000	426,986
Series 2017-K71 B 144A 3.753% 11/25/50 #●	470,000	469,408

Total Agency Commercial Mortgage-Backed Securities (cost $17,475,357)		17,605,899

Agency Mortgage-Backed Securities – 19.45%

Fannie Mae
5.50% 3/1/37	6,666	6,956
5.50% 7/1/37	17,369	18,121
Fannie Mae ARM
4.563% (LIBOR12M + 1.83%, Cap 10.16%) 8/1/35 ●	9,021	9,470
Fannie Mae S.F. 15 yr
4.50% 7/1/20	1,938	1,972
Fannie Mae S.F. 30 yr
3.00% 4/1/43	1,163,990	1,164,958
3.00% 11/1/46	9,153,383	9,124,231
3.50% 2/1/48	4,432,283	4,517,027
4.00% 10/1/40	20,865	21,642
4.00% 11/1/40	112,498	116,691
4.00% 3/1/46	99,007	102,372
4.00% 9/1/48	18,615,038	19,177,803
4.50% 5/1/35	68,296	72,220
4.50% 8/1/35	126,036	133,088
4.50% 9/1/35	117,459	124,060
4.50% 5/1/39	465,063	491,360
4.50% 8/1/39	837,930	889,155
4.50% 11/1/39	363,636	387,423
4.50% 6/1/40	405,208	429,924

	Principal amount°	Value (US $)

Agency Mortgage-Backed Securities (continued)

Fannie Mae S.F. 30 yr
4.50% 7/1/40	392,023	$418,813
4.50% 8/1/40	96,089	101,510
4.50% 4/1/41	69,199	73,164
4.50% 10/1/43	497,297	528,782
4.50% 10/1/44	274,124	289,573
4.50% 3/1/46	594,970	627,995
4.50% 5/1/46	1,347,780	1,421,607
4.50% 7/1/46	506,204	533,597
5.00% 3/1/34	1,975	2,129
5.00% 4/1/34	12,094	13,011
5.00% 8/1/34	18,802	20,230
5.00% 4/1/35	4,933	5,304
5.00% 12/1/37	1,612	1,730
5.00% 3/1/38	128,077	137,412
5.00% 6/1/38	5,673	6,057
5.00% 2/1/39	4,055	4,284
5.00% 5/1/40	93,569	100,937
5.00% 6/1/44	878,279	954,538
5.00% 7/1/47	642,513	693,544
5.50% 12/1/33	11,795	12,653
5.50% 2/1/35	277,824	307,841
5.50% 5/1/44	11,357,351	12,495,191
5.50% 8/1/48	822,742	893,109
6.00% 9/1/36	15,405	16,713
6.00% 8/1/38	31,902	34,388
6.00% 12/1/38	6,695	7,393
6.00% 6/1/41	2,142,457	2,373,838
6.00% 7/1/41	7,112,714	7,889,435
6.00% 1/1/42	1,872,185	2,065,784
6.50% 11/1/33	2,896	3,198
6.50% 2/1/36	38,109	42,790
6.50% 3/1/36	56,859	62,797
6.50% 6/1/36	97,099	109,905
6.50% 2/1/38	19,619	21,694
6.50% 11/1/38	5,903	6,700
Fannie Mae S.F. 30 yr TBA
3.00% 5/1/49	55,200,000	54,908,908
3.50% 5/1/49	183,700,000	186,111,063
4.00% 4/1/49	37,700,000	38,780,931
4.00% 5/1/49	40,000,000	41,112,500
4.50% 5/1/49	6,100,000	6,350,809
Freddie Mac ARM
4.555% (LIBOR12M + 2.18%, Cap 10.583%) 5/1/37 ●	152,328	162,204
4.75% (LIBOR12M + 1.625%, Cap 10.50%) 2/1/38 ●	14,990	15,698

	Principal amount°	Value (US $)

Agency Mortgage-Backed Securities (continued)

Freddie Mac S.F. 20 yr
5.50% 10/1/23	17,349	$18,578
5.50% 8/1/24	7,714	8,261
Freddie Mac S.F. 30 yr
3.00% 12/1/48	20,735,448	20,655,629
3.50% 8/1/48	165,927	168,632
3.50% 9/1/48	5,777,294	5,871,053
3.50% 11/1/48	11,163,201	11,403,944
4.50% 4/1/39	55,752	59,216
4.50% 7/1/42	515,369	545,725
4.50% 12/1/43	113,964	121,068
4.50% 8/1/44	643,522	680,455
4.50% 8/1/48	3,786,452	3,999,750
5.00% 12/1/44	1,296,559	1,398,921
5.50% 6/1/41	2,040,263	2,261,011
5.50% 9/1/41	3,257,940	3,621,263
6.00% 7/1/40	5,067,650	5,581,503
6.50% 11/1/33	21,330	23,726
6.50% 1/1/35	73,500	85,580
7.00% 1/1/38	18,250	20,703
GNMA I S.F. 30 yr
5.50% 2/15/41	206,289	225,940
GNMA II S.F. 30 yr
5.50% 5/20/37	117,934	125,786
6.00% 4/20/34	3,704	3,907
6.00% 2/20/39	127,617	136,008
6.00% 10/20/39	227,276	251,692
6.00% 2/20/40	534,980	573,782
6.00% 4/20/46	172,117	188,816
GNMA II S.F. 30 yr TBA
4.00% 5/20/49	6,000,000	6,191,719

Total Agency Mortgage-Backed Securities (cost $456,735,478)		460,730,900

Agency Obligation – 0.10%

Federal Home Loan Mortgage 2.25% 11/24/20	2,300,000	2,297,088

Total Agency Obligation (cost $2,300,000)		2,297,088

Collateralized Debt Obligations – 3.73%

Allegro CLO VI
Series 2017-2A A 144A 3.903% (LIBOR03M + 1.13%, Floor 1.13%) 1/17/31 #●	400,000	396,541
AMMC CLO 16
Series 2015-16A AR 144A 4.057% (LIBOR03M + 1.26%) 4/14/29 #●	145,000	144,633

(continues	)	51

Schedules of investments

Optimum Fixed Income Fund

	Principal amount°	Value (US $)

Collateralized Debt Obligations (continued)

AMMC CLO 21
Series 2017-21A A 144A 3.988% (LIBOR03M + 1.25%) 11/2/30 #●	2,400,000	$2,393,203
AMMC CLO 22
Series 2018-22A A 144A 3.801% (LIBOR03M + 1.03%, Floor 1.03%) 4/25/31 #●	1,300,000	1,282,091
AMMC CLO XII
Series 2013-12A AR 144A 3.897% (LIBOR03M + 1.20%, Floor 1.20%) 11/10/30 #●	2,000,000	1,989,654
Apex Credit CLO
Series 2017-1A A1 144A 4.249% (LIBOR03M + 1.47%, Floor 1.47%) 4/24/29 #●	1,275,000	1,274,615
Series 2018-1A A2 144A 3.801% (LIBOR03M + 1.03%) 4/25/31 #●	2,400,000	2,367,043
Arbor Realty CLO
Series 2017-FL3 A 144A 3.474% (LIBOR01M + 0.99%) 12/15/27 #●	250,000	249,219
Atlas Senior Loan Fund X
Series 2018-10A A 144A 3.877% (LIBOR03M + 1.09%) 1/15/31 #●	1,500,000	1,480,705
Atrium XII
Series 12A AR 144A 3.591% (LIBOR03M + 0.83%) 4/22/27 #●	2,500,000	2,483,100
Atrium XIII
Series 13A A1 144A 3.941% (LIBOR03M + 1.18%) 11/21/30 #●	250,000	249,529
Battalion CLO XII
Series 2018-12A A1 144A 3.753% (LIBOR03M + 1.07%, Floor 1.07%) 5/17/31 #●	1,000,000	981,011
BlueMountain CLO
Series 2015-1A A1R 144A 4.127% (LIBOR03M + 1.33%) 4/13/27 #●	400,000	399,872
Catamaran CLO
Series 2013-1A AR 144A 3.615% (LIBOR03M + 0.85%) 1/27/28 #●	3,500,000	3,472,511

	Principal amount°	Value (US $)

Collateralized Debt Obligations (continued)

CFIP CLO
Series 2017-1A A 144A 4.00% (LIBOR03M + 1.22%) 1/18/30 #●	2,300,000	$2,291,501
CIFC Funding
Series 2015-2A AR 144A 3.567% (LIBOR03M + 0.78%, Floor 0.78%) 4/15/27 #●	2,050,000	2,036,308
Crown Point CLO 5
Series 2018-5A A 144A 3.713% (LIBOR03M + 0.94%) 7/17/28 #●	400,000	396,064
CVP CLO 2017-2
Series 2017-2A A 144A 3.951% (LIBOR03M + 1.19%, Floor 1.19%) 1/20/31 #●	400,000	397,723
ECP CLO
Series 2015-7A A1R 144A 3.901% (LIBOR03M + 1.14%) 4/22/30 #●	3,000,000	2,955,192
Emerson Park CLO
Series 2013-1A A1AR 144A 3.767% (LIBOR03M + 0.98%) 7/15/25 #●	22,124	22,112
Galaxy XXI CLO
Series 2015-21A AR 144A 3.781% (LIBOR03M + 1.02%) 4/20/31 #●	1,650,000	1,626,153
GoldenTree Loan
Management US CLO 1 Series 2017-1A A 144A 3.981% (LIBOR03M + 1.22%) 4/20/29 #●	250,000	249,957
Jamestown CLO IV
Series 2014-4A A1CR 144A 3.477% (LIBOR03M + 0.69%) 7/15/26 #●	807,132	803,634
Jamestown CLO VII
Series 2015-7A A1R 144A 3.601% (LIBOR03M + 0.83%, Floor 0.83%) 7/25/27 #●	700,000	695,694
Jamestown CLO VIII
Series 2015-8A A1AR 144A 3.657% (LIBOR03M + 0.87%, Floor 0.87%) 1/15/28 #●	1,500,000	1,487,485
KKR CLO 20
Series 20 A 144A 3.909% (LIBOR03M + 1.13%, Floor 1.13%) 10/16/30 #●	300,000	296,153

	Principal amount°	Value (US $)

Collateralized Debt Obligations (continued)

Marathon CLO V
Series 2013-5A A1R 144A 3.511% (LIBOR03M + 0.87%) 11/21/27 #●	1,100,000	$1,089,063
Mariner CLO 5
Series 2018-5A A 144A 3.881% (LIBOR03M + 1.11%, Floor 1.11%) 4/25/31 #●	1,800,000	1,774,622
Midocean Credit CLO VIII
Series 2018-8A A1 144A 3.794% (LIBOR03M + 1.15%) 2/20/31 #●	1,750,000	1,724,807
Midocean Credit CLO IX
Series 2018-9A A1 144A 3.911% (LIBOR03M + 1.15%, Floor 1.15%) 7/20/31 #●	1,250,000	1,233,370
Monarch Grove CLO
Series 2018-1A A1 144A 3.651% (LIBOR03M + 0.88%) 1/25/28 #●	5,100,000	5,061,327
Mountain View CLO X
Series 2015-10A AR 144A 3.617% (LIBOR03M + 0.82%, Floor 0.82%) 10/13/27 #●	2,000,000	1,985,006
Neuberger Berman Loan
Advisers CLO 29
Series 2018-29A A1 144A 3.716% (LIBOR03M + 1.13%, Floor 1.13%) 10/19/31 #●	2,800,000	2,773,674
Northwoods Capital XV
Series 2017-15A A 144A 3.933% (LIBOR03M + 1.30%) 6/20/29 #●	250,000	248,978
Northwoods Capital XVII
Series 2018-17A A 144A 3.821% (LIBOR03M + 1.06%, Floor 1.06%) 4/22/31 #●	1,700,000	1,670,638
Oaktree CLO
Series 2014-1A A1R 144A 3.978% (LIBOR03M + 1.29%) 5/13/29 #●	250,000	249,782
OCP CLO
Series 2015-9A A1R 144A 3.587% (LIBOR03M + 0.80%) 7/15/27 #●	2,100,000	2,087,007

	Principal amount°	Value (US $)

Collateralized Debt Obligations (continued)

OCP CLO
Series 2015-10A A1R 144A 3.585% (LIBOR03M + 0.82%) 10/26/27 #●	3,200,000	$3,178,758
Series 2017-13A A1A 144A 4.047% (LIBOR03M + 1.26%) 7/15/30 #●	1,000,000	995,594
Octagon Investment Partners XIX
Series 2014-1A AR 144A 3.887% (LIBOR03M + 1.10%) 4/15/26 #●	509,198	508,883
OFSI Fund VI
Series 2014-6A A1R 144A 3.437% (LIBOR03M + 0.65%) 3/20/25 #●	553,995	552,625
OFSI Fund VII
Series 2014-7A AR 144A 3.68% (LIBOR03M + 0.90%) 10/18/26 #●	1,557,202	1,552,916
OZLM XVIII
Series 2018-18A A 144A 3.807% (LIBOR03M + 1.02%, Floor 1.02%) 4/15/31 #●	1,350,000	1,327,424
Saranac CLO VII
Series 2014-2A A1AR 144A 3.874% (LIBOR03M + 1.23%) 11/20/29 #●	250,000	247,697
Shackleton III CLO
Series 2013-3A AR 144A 3.907% (LIBOR03M + 1.12%, Floor 1.12%) 7/15/30 #●	1,750,000	1,735,340
Sound Point CLO VIII
Series 2015-1A AR 144A 3.647% (LIBOR03M + 0.86%) 4/15/27 #●	3,200,000	3,198,400
Sounds Point CLO IV-R
Series 2013-3RA A 144A 3.93% (LIBOR03M + 1.15%, Floor 1.15%) 4/18/31 #●	1,000,000	990,406
Staniford Street CLO
Series 2014-1A AR 144A 3.791% (LIBOR03M + 1.18%) 6/15/25 #●	625,444	625,122
Steele Creek CLO
Series 2017-1A A 144A 4.037% (LIBOR03M + 1.25%) 1/15/30 #●	250,000	248,595

(continues	)	53

Schedules of investments

Optimum Fixed Income Fund

	Principal amount°	Value (US $)

Collateralized Debt Obligations (continued)

TIAA CLO II
Series 2017-1A A 144A 4.041% (LIBOR03M + 1.28%) 4/20/29 #●	250,000	$249,700
TICP CLO I
Series 2015-1A AR 144A 3.561% (LIBOR03M + 0.80%) 7/20/27 #●	1,200,000	1,192,139
TICP CLO IX
Series 2017-9A A 144A 3.901% (LIBOR03M + 1.14%) 1/20/31 #●	400,000	395,621
Venture 31 CLO
Series 2018-31A A1 144A 3.791% (LIBOR03M + 1.03%, Floor 1.03%) 4/20/31 #●	1,500,000	1,475,447
Venture 33 CLO
Series 2018-33A A1L 144A 3.927% (LIBOR03M + 1.14%, Floor 1.14%) 7/15/31 #●	1,250,000	1,238,563
Venture 34 CLO
Series 2018-34A A 144A 3.72% (LIBOR03M + 1.23%, Floor 1.23%) 10/15/31 #●	2,500,000	2,486,697
Venture XVI CLO
Series 2014-16A ARR 144A 3.637% (LIBOR03M + 0.85%, Floor 0.85%) 1/15/28 #●	1,200,000	1,190,452
Venture XVII CLO
Series 2014-17A ARR 144A 3.667% (LIBOR03M + 0.88%) 4/15/27 #●	400,000	396,626
Venture XX CLO
Series 2015-20A AR 144A 3.607% (LIBOR03M + 0.82%) 4/15/27 #●	2,000,000	1,990,276
Venture XXII CLO
Series 2015-22A AR 144A 3.867% (LIBOR03M + 1.08%) 1/15/31 #●	1,750,000	1,730,733
Venture XXIV CLO
Series 2016-24A A1D 144A 4.181% (LIBOR03M + 1.42%) 10/20/28 #●	110,000	109,975
Venture XXVIII CLO
Series 2017-28A A2 144A 3.871% (LIBOR03M + 1.11%) 7/20/30 #●	2,100,000	2,081,173

	Principal amount°	Value (US $)

Collateralized Debt Obligations (continued)

Venture CDO
Series 2016-25A A1 144A 4.251% (LIBOR03M + 1.49%) 4/20/29 #●	490,000	$490,891
Voya CLO
Series 2014-3A A1R 144A 3.491% (LIBOR03M + 0.72%) 7/25/26 #●	821,139	817,607
Series 2018-3A A1A 144A 3.61% (LIBOR03M + 1.15%, Floor 1.15%) 10/15/31 #●	2,115,000	2,102,883
WhiteHorse IX
Series 2014-9A AR 144A 3.933% (LIBOR03M + 1.16%) 7/17/26 #●	318,457	318,020
Z Capital Credit Partners CLO
Series 2015-1A A1R 144A 3.729% (LIBOR03M + 0.95%, Floor 0.95%) 7/16/27 #●	2,600,000	2,577,593

Total Collateralized Debt Obligations
(cost $89,029,174)		88,326,133

Convertible Bonds – 1.38%

Aerojet Rocketdyne Holdings 2.25% exercise price $26.00, maturity date 12/15/23	230,000	342,009
BioMarin Pharmaceutical 1.50% exercise price $94.15, maturity date 10/15/20	502,000	571,807
Blackstone Mortgage Trust 4.75% exercise price $36.23, maturity date 3/15/23	383,000	387,864
Boingo Wireless 144A 1.00% exercise price $42.32, maturity date 10/1/23 #	913,000	822,681
Booking Holdings 0.35% exercise price $1,315.10, maturity date 6/15/20	534,000	723,473
Cemex 3.72% exercise price $11.01, maturity date 3/15/20	1,329,000	1,324,523
Chart Industries 144A 1.00% exercise price $58.73, maturity date 11/15/24 #	316,000	515,646

	Principal amount°	Value (US $)

Convertible Bonds (continued)

Cheniere Energy 4.25% exercise price $138.38, maturity date 3/15/45	1,262,000	$993,036
Cree 144A 0.875% exercise price $59.97, maturity date 9/1/23 #	940,000	1,079,462
CSG Systems International 4.25% exercise price $56.99, maturity date 3/15/36	627,000	661,109
DISH Network 2.375% exercise price $82.22, maturity date 3/15/24	392,000	324,819
3.375% exercise price $65.18, maturity date 8/15/26	894,000	761,688
Dycom Industries 0.75% exercise price $96.89, maturity date 9/15/21	551,000	509,729
Empire State Realty OP 144A 2.625% exercise price $19.20, maturity date 8/15/19 #	547,000	545,009
FTI Consulting 144A 2.00% exercise price $101.38, maturity date 8/15/23 #	611,000	625,511
GAIN Capital Holdings 5.00% exercise price $8.20, maturity date 8/15/22	849,000	850,104
GCI Liberty 144A 1.75% exercise price $370.52, maturity date 9/30/46 #	758,000	831,643
Helix Energy Solutions Group 4.25% exercise price $13.89, maturity date 5/1/22	863,000	855,684
Huron Consulting Group 1.25% exercise price $79.89, maturity date 10/1/19	826,000	815,458
Insulet 1.25% exercise price $58.37, maturity date 9/15/21	259,000	427,723
144A 1.375% exercise price $93.18, maturity date 11/15/24 #	454,000	547,921
Jazz Investments I 1.875% exercise price $199.77, maturity date 8/15/21	472,000	479,598

	Principal amount°	Value (US $)

Convertible Bonds (continued)

Knowles 3.25% exercise price $18.43, maturity date 11/1/21	546,000	$639,703
Liberty Media 2.25% exercise price $34.50, maturity date 9/30/46	1,563,000	805,883
Ligand Pharmaceuticals 144A 0.75% exercise price $248.48, maturity date 5/15/23 #	538,000	462,777
Medicines 2.75% exercise price $48.97, maturity date 7/15/23	1,012,000	856,420
144A 3.50% exercise price $25.19, maturity date 1/15/24 #	146,000	188,959
Meritor 3.25% exercise price $39.92, maturity date 10/15/37	336,000	324,173
Microchip Technology 1.625% exercise price $97.16, maturity date 2/15/27	806,000	886,842
Neurocrine Biosciences 2.25% exercise price $75.92, maturity date 5/15/24	537,000	727,025
New Mountain Finance 5.00% exercise price $15.80, maturity date 6/15/19	500,000	501,276
Novellus Systems 2.625% exercise price $32.53, maturity date 5/15/41	136,000	752,100
NRG Energy 144A 2.75% exercise price $47.74, maturity date 6/1/48 #	732,000	834,281
NXP Semiconductors 1.00% exercise price $101.97, maturity date 12/1/19	372,000	381,872
ON Semiconductor 1.00% exercise price $18.50, maturity date 12/1/20	382,000	473,061
Palo Alto Networks 144A 0.75% exercise price $266.35, maturity date 7/1/23 #	577,000	641,762
Paratek Pharmaceuticals 144A 4.75% exercise price $15.90, maturity date 5/1/24 #	1,174,000	898,538

(continues	)	55

Schedules of investments

Optimum Fixed Income Fund

	Principal amount°	Value (US $)

Convertible Bonds (continued)

PDC Energy 1.125% exercise price $85.39, maturity date 9/15/21	754,000	$705,910
PROS Holdings 2.00% exercise price $48.63, maturity date 6/1/47	712,000	760,954
Quotient Technology 1.75% exercise price $17.36, maturity date 12/1/22	619,000	582,908
Retrophin 2.50% exercise price $38.80, maturity date 9/15/25	588,000	549,636
Royal Gold 2.875% exercise price $102.29, maturity date 6/15/19	1,053,000	1,056,410
Synaptics 0.50% exercise price $73.02, maturity date 6/15/22	874,000	808,682
Synchronoss Technologies 0.75% exercise price $53.17, maturity date 8/15/19	300,000	297,292
Team 5.00% exercise price $21.70, maturity date 8/1/23	551,000	597,483
Tesla Energy Operations 1.625% exercise price $759.35, maturity date 11/1/19	1,040,000	1,006,750
Vector Group 1.75% exercise price $21.28, maturity date 4/15/20 ●	755,000	768,213
Verint Systems 1.50% exercise price $64.46, maturity date 6/1/21	752,000	832,277
Vishay Intertechnology 144A 2.25% exercise price $31.49, maturity date 6/15/25 #	409,000	381,568

Total Convertible Bonds (cost $32,147,322)		32,719,252

Corporate Bonds – 36.99%

Banking – 13.29%
Akbank T.A.S. 144A 7.20% 3/16/27 #µ	840,000	724,648
Ally Financial 3.75% 11/18/19	100,000	100,500
4.125% 3/30/20	1,000,000	1,009,090
8.00% 3/15/20	100,000	104,750

		Principal amount°	Value (US $)

Corporate Bonds (continued)

Banking (continued)
ANZ New Zealand
International 144A 2.60% 9/23/19 #		200,000	$199,885
Banco Bilbao Vizcaya Argentaria
5.875%µy	EUR	400,000	436,902
6.75%µy	EUR	400,000	460,635
Banco de Credito e Inversiones 144A 3.50% 10/12/27 #		570,000	557,104
Banco Nacional de Desenvol-vimento Economico e Social 6.50% 6/10/19		2,500,000	2,517,325
Banco Santander
3.848% 4/12/23		1,200,000	1,211,442
6.25%µy	EUR	1,300,000	1,498,071
Banco Santander Mexico
144A 4.125% 11/9/22 #		745,000	754,685
Bank of America
2.625% 4/19/21		1,000,000	997,289
3.004% 12/20/23 µ		2,001,000	1,996,696
3.252% (LIBOR03M + 0.65%) 6/25/22 ●		1,800,000	1,800,955
3.30% 8/5/21	AUD	240,000	173,974
3.30% 1/11/23		716,000	725,802
3.421% (LIBOR03M + 0.66%) 7/21/21 ●		900,000	902,339
3.458% 3/15/25 µ		2,775,000	2,806,016
3.503% (LIBOR03M + 0.77%) 2/5/26 ●		1,550,000	1,515,723
3.55% 3/5/24 µ		2,100,000	2,133,906
3.864% 7/23/24 µ		2,200,000	2,261,896
4.125% 1/22/24		200,000	209,706
4.33% 3/15/50 µ		930,000	961,501
5.875%µy		900,000	914,513
Bank of China 144A 5.00% 11/13/24 #		795,000	840,754
Bank of Georgia 144A 6.00% 7/26/23 #		690,000	692,634
Bank of Ireland 7.375%µy	EUR	300,000	354,606
Bank of Montreal 3.30% 2/5/24		630,000	637,243
Bank of New York Mellon 3.801% (LIBOR03M + 1.05%) 10/30/23 ●		1,420,000	1,437,327
Bank of Nova Scotia 1.875% 4/26/21		4,500,000	4,435,955
Barclays
4.063% (LIBOR03M + 1.38%) 5/16/24 ●		1,800,000	1,748,092

		Principal amount°	Value (US $)

Corporate Bonds (continued)

Banking (continued)
Barclays
4.61% 2/15/23 µ		1,200,000	$1,226,880
4.972% 5/16/29 µ		3,000,000	3,106,549
6.50%µy	EUR	1,000,000	1,134,349
8.00%µy		1,705,000	1,745,494
Barclays Bank 7.625% 11/21/22		1,800,000	1,958,553
BB&T
2.956% (LIBOR03M + 0.22%) 2/1/21 ●		980,000	977,057
3.75% 12/6/23		1,780,000	1,848,935
3.875% 3/19/29		295,000	298,896
BBVA Bancomer 144A 7.25% 4/22/20 #		100,000	103,626
BNG Bank 3.50% 7/19/27	AUD	292,000	224,548
BNP Paribas
144A 4.705% 1/10/25 #µ		1,600,000	1,664,886
144A 7.375%#µy		700,000	743,537
7.375%µy		500,000	531,097
Branch Banking & Trust 2.85% 4/1/21		670,000	671,353
CIT Group 4.125% 3/9/21		400,000	406,000
Citibank
3.40% 7/23/21		540,000	547,335
3.65% 1/23/24		2,305,000	2,380,713
Citigroup
2.65% 10/26/20		3,200,000	3,193,600
3.20% 10/21/26		1,000,000	981,185
3.268% (BBSW3M + 1.25%) 8/7/19 ●	AUD	454,000	323,246
3.537% (LIBOR03M + 0.93%) 6/7/19 ●		2,300,000	2,303,725
3.75% 10/27/23	AUD	498,000	368,569
3.783% (LIBOR03M + 1.10%) 5/17/24 ●		1,560,000	1,567,449
4.044% 6/1/24 µ		1,800,000	1,861,387
4.05% 7/30/22		150,000	154,598
4.075% 4/23/29 µ		3,400,000	3,491,989
Citizens Bank 2.55% 5/13/21		2,605,000	2,587,951
Citizens Financial Group
2.375% 7/28/21		115,000	113,508
4.30% 12/3/25		965,000	989,820
Compass Bank
2.875% 6/29/22		1,220,000	1,208,211
3.875% 4/10/25		1,145,000	1,135,447
Cooperatieve Rabobank 2.50% 9/4/20	NOK	1,740,000	204,737

		Principal amount°	Value (US $)

Corporate Bonds (continued)

Banking (continued)
Cooperatieve Rabobank
3.195% (LIBOR03M + 0.43%) 4/26/21 ●		500,000	$501,588
3.375% 4/24/23	NZD	541,000	383,745
3.75% 7/21/26		1,350,000	1,333,660
4.375% 8/4/25		2,000,000	2,064,842
6.875% 3/19/20	EUR	2,400,000	2,868,033
Credit Suisse Group 144A 4.207% 6/12/24 #µ		1,435,000	1,471,356
144A 6.25%#µy		2,035,000	2,034,396
144A 7.50%#µy		1,685,000	1,734,429
Credit Suisse Group Funding Guernsey 2.75% 3/26/20		2,199,000	2,196,680
3.125% 12/10/20		250,000	250,922
3.80% 9/15/22		3,350,000	3,415,773
3.80% 6/9/23		2,300,000	2,338,233
DBS Group Holdings 144A 4.52% 12/11/28 #µ		940,000	976,060
Deutsche Bank 2.70% 7/13/20		500,000	494,725
2.85% 5/10/19		3,100,000	3,098,594
3.767% (LIBOR03M + 0.97%) 7/13/20 ●		100,000	99,676
4.25% 10/14/21		2,000,000	2,010,971
5.00% 2/14/22		3,100,000	3,171,075
Fifth Third Bancorp 3.65% 1/25/24		790,000	809,903
3.95% 3/14/28		1,865,000	1,929,881
Fifth Third Bank 3.85% 3/15/26		200,000	203,880
Goldman Sachs Group 2.876% 10/31/22 µ		300,000	297,660
2.908% 6/5/23 µ		600,000	593,531
3.20% 2/23/23		2,200,000	2,205,366
3.209% (BBSW3M + 1.30%) 8/21/19 ●	AUD	140,000	99,691
3.55% 2/12/21	CAD	100,000	76,379
3.649% (LIBOR03M + 1.05%) 6/5/23 ●		780,000	781,280
3.811% (LIBOR03M + 1.20%) 9/15/20 ●		1,700,000	1,718,093
3.854% (LIBOR03M + 1.17%) 11/15/21 ●		1,700,000	1,716,267
3.854% (LIBOR03M + 1.17%) 5/15/26 ●		525,000	515,500
4.131% (LIBOR03M + 1.36%) 4/23/21 ●		1,300,000	1,319,541
4.223% 5/1/29 µ		4,700,000	4,813,955

(continues	)	57

Schedules of investments

Optimum Fixed Income Fund

	Principal amount°		Value (US $)

Corporate Bonds (continued)

Banking (continued)
Goldman Sachs Group
5.20% 12/17/19	NZD	206,000	$142,838
6.00% 6/15/20		2,440,000	2,531,284
HSBC Bank 144A 4.125% 8/12/20 #		500,000	509,234
HSBC Holdings
2.65% 1/5/22		200,000	198,353
3.40% 3/8/21		400,000	403,745
3.683% (LIBOR03M + 1.00%) 5/18/24 ●		1,000,000	992,337
4.292% 9/12/26 µ		750,000	774,566
4.295% (LIBOR03M + 1.50%) 1/5/22 ●		5,200,000	5,315,795
4.30% 3/8/26		200,000	207,871
4.311% (LIBOR03M + 1.66%) 5/25/21 ●		1,200,000	1,223,923
6.00%µy	EUR	900,000	1,127,232
Huntington Bancshares 2.30% 1/14/22		670,000	660,261
Huntington National Bank 2.50% 8/7/22		1,245,000	1,233,692
ING Groep 6.875%µy		1,115,000	1,152,332
JPMorgan Chase & Co.
2.25% 1/23/20		10,800,000	10,761,960
3.22% 3/1/25 µ		500,000	501,191
3.662% (LIBOR03M + 0.89%) 7/23/24 ●		1,495,000	1,492,177
3.671% (LIBOR03M + 0.90%) 4/25/23 ●		1,000,000	1,005,275
3.707% (LIBOR03M + 1.10%) 6/7/21 ●		2,900,000	2,939,446
3.797% 7/23/24 µ		1,770,000	1,819,129
3.96% 1/29/27 µ		775,000	802,265
4.005% 4/23/29 µ		900,000	926,047
4.023% 12/5/24 µ		1,825,000	1,895,520
4.40% 7/22/20		400,000	409,098
6.75%µy		865,000	948,831
JPMorgan Chase Bank 3.053% (LIBOR03M + 0.37%) 2/19/21 ●		355,000	355,483
3.105% (LIBOR03M + 0.34%) 4/26/21 ●		3,000,000	2,999,490
KeyBank
2.30% 9/14/22		730,000	720,319
3.18% 5/22/22		250,000	250,948
3.40% 5/20/26		1,995,000	1,980,537
6.95% 2/1/28		1,220,000	1,492,942

	Principal amount°		Value (US $)

Corporate Bonds (continued)

Banking (continued)
Kreditanstalt fuer Wiederaufbau
1.00% 7/15/19		750,000	$746,919
Landwirtschaftliche Rentenbank
5.375% 4/23/24	NZD	648,000	508,340
Lloyds Bank
2.40% 3/17/20		400,000	398,609
2.70% 8/17/20		1,500,000	1,498,344
144A 12.00%#µy		1,700,000	2,045,265
Lloyds Banking Group
3.413% (LIBOR03M + 0.80%) 6/21/21 ●		600,000	600,246
7.00%µy	GBP	400,000	522,154
7.625%µy	GBP	2,500,000	3,449,366
7.875%µy	GBP	1,300,000	1,865,975
Manufacturers & Traders Trust 2.05% 8/17/20		485,000	481,173
Mitsubishi UFJ Financial Group
2.19% 9/13/21		2,350,000	2,310,179
3.218% 3/7/22		500,000	504,052
3.535% 7/26/21		2,500,000	2,536,840
3.668% (LIBOR03M + 1.06%) 9/13/21 ●		1,600,000	1,617,904
Mitsubishi UFJ Trust & Banking 144A
2.65% 10/19/20 #		500,000	498,802
Mizuho Bank 144A 2.40% 3/26/20 #		1,100,000	1,096,753
Mizuho Financial Group
3.748% (LIBOR03M + 1.14%) 9/13/21 ●		1,900,000	1,922,321
Morgan Stanley
2.50% 4/21/21		3,500,000	3,480,717
3.125% 8/5/21	CAD	387,000	294,431
3.125% 1/23/23		400,000	401,618
3.247% (LIBOR03M + 0.55%) 2/10/21 ●		3,000,000	3,003,409
3.737% 4/24/24 µ		2,000,000	2,042,188
3.941% (LIBOR03M + 1.18%) 1/20/22 ●		200,000	202,060
3.958% (LIBOR03M + 1.22%) 5/8/24 ●		2,780,000	2,801,957
4.431% 1/23/30 µ		1,040,000	1,098,635
5.00% 9/30/21	AUD	359,000	270,893
5.00% 11/24/25		1,010,000	1,084,263
5.50% 1/26/20		480,000	490,454
7.30% 5/13/19		2,200,000	2,211,394

	Principal amount°		Value (US $)

Corporate Bonds (continued)

Banking (continued)
Nationwide Building Society
144A 3.766% 3/8/24 #µ		800,000	$797,290
144A 4.302% 3/8/29 #µ		5,200,000	5,284,650
10.25%y●	GBP	625,000	1,335,345
PNC Bank
2.45% 11/5/20		250,000	249,121
2.70% 11/1/22		760,000	757,033
3.265% (LIBOR03M + 0.50%) 7/27/22 ●		1,000,000	996,177
4.05% 7/26/28		1,350,000	1,415,212
PNC Financial Services Group
3.50% 1/23/24		690,000	709,289
Popular 6.125% 9/14/23		440,000	459,800
Regions Financial
2.75% 8/14/22		430,000	427,044
3.80% 8/14/23		1,100,000	1,131,864
Royal Bank of Canada
2.30% 3/22/21		2,300,000	2,288,504
2.75% 2/1/22		185,000	185,660
Royal Bank of Scotland Group
3.498% 5/15/23 µ		500,000	496,845
4.152% (LIBOR03M + 1.55%) 6/25/24 ●		455,000	449,325
4.154% (LIBOR03M + 1.47%) 5/15/23 ●		390,000	388,667
4.269% 3/22/25 µ		200,000	202,201
4.519% 6/25/24 µ		540,000	552,708
4.80% 4/5/26		5,000,000	5,202,526
7.50%µy		700,000	714,875
8.625%µy		5,170,000	5,518,975
Santander UK
3.246% (LIBOR03M + 0.62%) 6/1/21 ●		1,300,000	1,299,601
3.40% 6/1/21		500,000	504,092
3.75% 11/15/21		200,000	203,669
144A 5.00% 11/7/23 #		1,985,000	2,037,160
Santander UK Group Holdings
3.823% 11/3/28 µ		3,200,000	3,104,228
7.375%µy	GBP	2,200,000	2,957,260
Societe Generale
144A 4.25% 4/14/25 #		3,600,000	3,631,212
144A 7.375%#µy		500,000	516,875
Standard Chartered 144A
3.813% (LIBOR03M + 1.13%) 8/19/19 #●		6,200,000	6,220,466
State Bank of India 3.745% (LIBOR03M + 0.95%) 4/6/20 ●		900,000	901,164

	Principal amount°		Value (US $)

Corporate Bonds (continued)

Banking (continued)
State Street
2.653% 5/15/23 µ		45,000	$44,775
3.10% 5/15/23		525,000	532,976
3.30% 12/16/24		100,000	102,647
4.141% 12/3/29 µ		275,000	295,660
Sumitomo Mitsui Financial Group 4.281% (LIBOR03M + 1.68%) 3/9/21 ●		2,300,000	2,349,786
SunTrust Bank
2.45% 8/1/22		1,160,000	1,145,779
3.00% 2/2/23		585,000	586,432
3.30% 5/15/26		540,000	536,129
SunTrust Banks
2.70% 1/27/22		1,105,000	1,102,287
4.00% 5/1/25		250,000	261,962
SVB Financial Group 3.50% 1/29/25		1,060,000	1,048,675
Turkiye Garanti Bankasi
144A 5.25% 9/13/22 #		355,000	330,934
144A 6.25% 4/20/21 #		590,000	576,152
UBS
144A 3.175% (LIBOR03M + 0.58%) 6/8/20 #●		2,000,000	2,008,302
5.125% 5/15/24		200,000	204,552
7.625% 8/17/22		500,000	550,257
UBS Group Funding Switzerland
144A 3.00% 4/15/21 #		2,905,000	2,905,391
144A 4.125% 9/24/25 #		870,000	899,629
144A 4.577% (LIBOR03M + 1.78%) 4/14/21 #●		400,000	410,002
6.875%µy		3,000,000	3,067,503
7.125%µy		540,000	562,013
UniCredit
144A 6.687% (LIBOR03M + 3.90%) 1/14/22 #●		2,200,000	2,271,862
144A 7.83% 12/4/23 #		2,900,000	3,232,079
US Bancorp
3.375% 2/5/24		3,205,000	3,280,998
3.60% 9/11/24		1,275,000	1,316,396
3.95% 11/17/25		3,070,000	3,241,871
US Bank 3.40% 7/24/23		565,000	579,419
USB Capital IX 3.807% (LIBOR03M + 1.02%)y●		1,820,000	1,431,385
Wells Fargo & Co.
2.55% 12/7/20		2,800,000	2,793,613
3.00% 7/27/21	AUD	979,000	705,432
3.50% 9/12/29	GBP	196,000	284,164

(continues	)	59

Schedules of investments

Optimum Fixed Income Fund

	Principal amount°	Value (US $)

Corporate Bonds (continued)

Banking (continued)
Wells Fargo & Co.
3.584% 5/22/28 µ	5,300,000	$5,331,598
3.627% (LIBOR03M + 0.93%) 2/11/22 ●	1,300,000	1,309,288
3.974% (LIBOR03M + 1.23%) 10/31/23 ●	1,440,000	1,463,676
Wells Fargo Bank 3.325% 7/23/21 µ	2,250,000	2,265,488
Woori Bank 144A 4.75% 4/30/24 #	800,000	841,850
Zions Bancorporation
3.35% 3/4/22	720,000	726,728
4.50% 6/13/23	690,000	717,863

		314,716,652

Basic Industry – 1.49%
Anglo American Capital
144A 4.00% 9/11/27 #	1,745,000	1,699,448
144A 4.75% 4/10/27 #	975,000	995,308
BHP Billiton Finance USA 144A 6.25% 10/19/75 #µ	2,595,000	2,707,947
Braskem Netherlands Finance
144A 3.50% 1/10/23 #	320,000	314,483
144A 4.50% 1/10/28 #	905,000	883,280
4.50% 1/10/28	800,000	780,800
CK Hutchison International 17 144A 2.875% 4/5/22 #	655,000	651,771
Cleveland-Cliffs 5.75% 3/1/25	525,000	504,000
Cydsa 144A 6.25% 10/4/27 #	785,000	754,589
Dow Chemical
144A 4.80% 11/30/28 #	755,000	813,227
144A 5.55% 11/30/48 #	660,000	743,250
DowDuPont 3.794% (LIBOR03M + 1.11%) 11/15/23 ●	685,000	687,529
4.725% 11/15/28	1,195,000	1,291,729
5.419% 11/15/48	1,985,000	2,257,067
Equate Petrochemical 144A 3.00% 3/3/22 #	625,000	617,621
First Quantum Minerals 144A 7.25% 4/1/23 #	830,000	813,400
Freeport-McMoRan 5.45% 3/15/43	280,000	246,403
Georgia-Pacific
144A 2.539% 11/15/19 #	500,000	499,176
8.00% 1/15/24	2,242,000	2,743,621
Hudbay Minerals 144A 7.625% 1/15/25 #	170,000	175,100

	Principal amount°	Value (US $)

Corporate Bonds (continued)

Basic Industry (continued)
Huntsman International 5.125% 11/15/22	1,000,000	$1,047,500
Israel Chemicals 144A 6.375% 5/31/38 #	975,000	1,048,700
Joseph T Ryerson & Son 144A 11.00% 5/15/22 #	160,000	169,200
Mexichem 144A 5.50% 1/15/48 #	915,000	865,288
NOVA Chemicals 144A
5.00% 5/1/25 #	226,000	222,327
144A 5.25% 6/1/27 #	115,000	113,275
Novelis 144A 6.25% 8/15/24 #	202,000	207,050
Novolipetsk Steel Via Steel Funding DAC 144A 4.00% 9/21/24 #	715,000	689,567
Nutrien
4.20% 4/1/29	210,000	216,372
5.00% 4/1/49	365,000	380,809
OCP
144A 4.50% 10/22/25 #	755,000	749,291
144A 6.875% 4/25/44 #	210,000	229,302
Petkim Petrokimya Holding 144A 5.875% 1/26/23 #	675,000	617,292
Phosagro OAO via Phosagro Bond Funding DAC 144A 3.95% 11/3/21 #	685,000	681,452
RPM International 4.55% 3/1/29	1,175,000	1,195,540
SASOL Financing USA
5.875% 3/27/24	695,000	737,835
6.50% 9/27/28	250,000	273,290
Starfruit Finco 144A 8.00% 10/1/26 #	195,000	197,437
Steel Dynamics 5.50% 10/1/24	510,000	527,850
Suzano Austria 144A 7.00% 3/16/47 #	805,000	899,587
Syngenta Finance
144A 3.933% 4/23/21 #	825,000	829,280
144A 4.441% 4/24/23 #	845,000	862,912
144A 5.182% 4/24/28 #	1,235,000	1,257,401
Tronox Finance 144A 5.75% 10/1/25 #	525,000	488,906
Vedanta Resources 144A 7.125% 5/31/23 #	510,000	500,693

		35,187,905

	Principal amount°	Value (US $)

Corporate Bonds (continued)

Brokerage – 0.32%
Charles Schwab
2.961% (LIBOR03M + 0.32%) 5/21/21 ●	1,055,000	$1,054,963
3.25% 5/21/21	465,000	471,078
3.85% 5/21/25	490,000	515,747
E*TRADE Financial
3.80% 8/24/27	655,000	637,129
5.875%µy	815,000	826,206
Jefferies Group
4.15% 1/23/30	780,000	715,624
6.45% 6/8/27	331,000	361,977
6.50% 1/20/43	270,000	282,780
Lazard Group
3.75% 2/13/25	2,100,000	2,119,012
4.375% 3/11/29	675,000	682,175

		7,666,691

Capital Goods – 1.27% 3M 2.75% 3/1/22	295,000	297,634
Advanced Disposal Services 144A 5.625% 11/15/24 #	285,000	292,125
Aeropuertos Argentina 2000 144A 6.875% 2/1/27 #	610,000	577,213
Ardagh Packaging Finance 144A 6.00% 2/15/25 #	205,000	205,513
BMC East 144A 5.50% 10/1/24 #	250,000	246,563
Boise Cascade 144A 5.625% 9/1/24 #	312,000	308,880
Bombardier 144A 6.00% 10/15/22 #	310,000	314,263
BWAY Holding 144A 5.50% 4/15/24 #	460,000	458,413
CCL Industries 144A 3.25% 10/1/26 #	655,000	627,904
Covanta Holding 5.875% 7/1/25	230,000	234,887
EnPro Industries 144A 5.75% 10/15/26 #	205,000	207,050
General Dynamics
3.00% 5/11/21	50,000	50,440
3.375% 5/15/23	985,000	1,013,200
General Electric
3.113% (LIBOR03M + 0.38%) 5/5/26 ●	920,000	818,542
4.65% 10/17/21	89,000	92,296
5.55% 5/4/20	470,000	482,438
6.00% 8/7/19	1,025,000	1,034,847

	Principal amount°	Value (US $)

Corporate Bonds (continued)

Capital Goods (continued)
Grupo Cementos de
Chihuahua 144A 5.25% 6/23/24 #	730,000	$736,395
Harris 3.231% (LIBOR03M + 0.48%) 4/30/20 ●	3,100,000	3,098,262
Heathrow Funding 144A 4.875% 7/15/21 #	200,000	206,825
Ingersoll-Rand Luxembourg Finance
3.50% 3/21/26	385,000	389,046
3.80% 3/21/29	695,000	706,969
International Airport Finance 144A 12.00% 3/15/33 #	630,000	674,730
Klabin Austria 144A 7.00% 4/3/49 #	725,000	723,550
L3 Technologies
3.85% 6/15/23	1,005,000	1,036,773
4.40% 6/15/28	1,630,000	1,713,465
Martin Marietta Materials 4.25% 12/15/47	680,000	599,460
Masco 5.95% 3/15/22	304,000	325,386
Northrop Grumman
2.55% 10/15/22	1,380,000	1,367,897
3.25% 8/1/23	490,000	496,400
nVent Finance
3.95% 4/15/23	475,000	474,142
4.55% 4/15/28	2,210,000	2,224,714
Parker-Hannifin 3.30% 11/21/24	65,000	66,197
Rockwell Collins 3.50% 3/15/27	490,000	485,672
Standard Industries
144A 5.00% 2/15/27 #	520,000	504,556
144A 6.00% 10/15/25 #	145,000	152,553
Textron 3.247% (LIBOR03M + 0.55%) 11/10/20 ●	2,900,000	2,888,381
TransDigm 6.375% 6/15/26	215,000	213,624
United Technologies
2.30% 5/4/22	810,000	798,366
3.65% 8/16/23	225,000	231,133
4.125% 11/16/28	2,505,000	2,613,046

		29,989,750

Communications – 3.66%
Altice France 144A 6.25% 5/15/24 #	385,000	389,331
Altice Luxembourg 144A 7.75% 5/15/22 #	380,000	380,950
Amazon.com 3.15% 8/22/27	1,700,000	1,715,717

(continues	)	61

Schedules of investments

Optimum Fixed Income Fund

	Principal amount°		Value (US $)

Corporate Bonds (continued)

Communications (continued)
AT&T
3.20% 3/1/22		100,000	$100,940
3.376% (LIBOR03M +
0.75%) 6/1/21 ●		2,200,000	2,209,917
3.737% (LIBOR03M +
0.95%) 7/15/21 ●		500,000	506,065
3.777% (LIBOR03M +
1.18%) 6/12/24 ●		6,100,000	6,054,235
3.80% 3/1/24		100,000	102,548
4.10% 2/15/28		2,276,000	2,302,384
4.35% 3/1/29		2,940,000	3,007,191
4.85% 3/1/39		30,000	30,212
Baidu 4.375% 3/29/28		805,000	830,709
British Telecommunications 4.50% 12/4/23		705,000	738,041
C&W Senior Financing 144A 7.50% 10/15/26 #		615,000	634,987
CCO Holdings
144A 5.00% 2/1/28 #		900,000	892,125
144A 5.875% 5/1/27 #		400,000	416,120
Charter Communications Operating
3.579% 7/23/20		500,000	503,775
4.464% 7/23/22		2,100,000	2,174,300
4.50% 2/1/24		800,000	833,824
5.05% 3/30/29		2,420,000	2,552,932
Comcast
3.417% (LIBOR03M +
0.63%) 4/15/24 ●		640,000	640,933
3.70% 4/15/24		2,970,000	3,070,477
Comunicaciones Celulares Via Comcel Trust 144A 6.875% 2/6/24 #		795,000	828,291
Crown Castle Towers
144A 3.663% 5/15/25 #		110,000	111,219
144A 4.241% 7/15/28 #		440,000	451,609
CSC Holdings
6.75% 11/15/21		400,000	428,500
144A 7.75% 7/15/25 #		420,000	451,500
Deutsche Telekom
International Finance
1.25% 10/6/23	GBP	318,000	407,879
144A 1.95% 9/19/21 #		1,155,000	1,129,166
144A 4.375% 6/21/28 #		1,055,000	1,098,896
6.50% 4/8/22	GBP	36,000	53,678
Digicel Group One 144A 8.25% 12/30/22 #		234,000	144,495
Digicel Group Two 144A 8.25% 9/30/22 #		221,000	75,693

	Principal amount°	Value (US $)

Corporate Bonds (continued)

Communications (continued)
Digicel Group Two 144A PIK 9.125% 4/1/24 #	890,000	$244,750
Discovery Communications 5.20% 9/20/47	1,240,000	1,209,353
DISH DBS 5.125% 5/1/20	200,000	201,750
Fox
144A 3.666% 1/25/22 #	900,000	918,399
144A 5.576% 1/25/49 #	2,515,000	2,850,232
Gray Television 144A 5.875% 7/15/26 #	380,000	387,676
GTP Acquisition Partners I 144A 2.35% 6/15/20 #	530,000	524,150
Level 3 Financing 5.375% 5/1/25	786,000	797,633
Millicom International Cellular 144A 6.25% 3/25/29 #	630,000	642,480
Myriad International Holdings 144A 4.85% 7/6/27 #	570,000	586,756
NBCUniversal Media 5.15% 4/30/20	900,000	922,839
SBA Tower Trust 144A 2.898% 10/15/19 #	600,000	599,306
Sirius XM Radio 144A 5.375% 4/15/25 #	287,000	295,610
Sprint
7.125% 6/15/24	185,000	188,237
7.625% 3/1/26	200,000	203,500
7.875% 9/15/23	916,000	964,090
Sprint Capital 6.90% 5/1/19	2,600,000	2,613,000
Sprint Communications
144A 7.00% 3/1/20 #	400,000	411,500
7.00% 8/15/20	260,000	269,100
Sprint Spectrum 144A 4.738% 3/20/25 #	1,465,000	1,485,144
Telefonica Emisiones 5.52% 3/1/49	2,500,000	2,629,893
TELUS 4.60% 11/16/48	70,000	74,214
Tencent Holdings 144A 2.985% 1/19/23 #	530,000	528,192
Time Warner Cable 7.30% 7/1/38	2,120,000	2,476,280
Time Warner Entertainment 8.375% 3/15/23	1,415,000	1,657,026
T-Mobile USA 6.50% 1/15/26	540,000	577,800
Turk Telekomunikasyon 144A 6.875% 2/28/25 #	700,000	672,295
Unitymedia 144A 6.125% 1/15/25 #	215,000	224,223

	Principal amount°		Value (US $)

Corporate Bonds (continued)

Communications (continued)
UPCB Finance IV 144A 5.375% 1/15/25 #		488,000	$496,540
Verizon Communications
3.25% 2/17/26	EUR	323,000	422,206
3.376% 2/15/25		357,000	362,291
3.784% (LIBOR03M +
1.10%) 5/15/25 ●		4,375,000	4,379,138
144A 4.016% 12/3/29 #		3,203,000	3,317,164
4.125% 3/16/27		1,500,000	1,571,821
4.329% 9/21/28		3,427,000	3,636,644
4.50% 8/17/27	AUD	900,000	692,431
4.50% 8/10/33		2,545,000	2,698,743
4.522% 9/15/48		315,000	324,210
Viacom 4.375% 3/15/43		1,875,000	1,685,902
Virgin Media Secured Finance 144A 5.25% 1/15/26 #		730,000	737,300
Vodafone Group
3.769% (LIBOR03M +
0.99%) 1/16/24 •		1,535,000	1,525,516
7.00% 4/4/79 µ		1,730,000	1,761,489
VTR Finance 144A 6.875% 1/15/24 #		631,000	649,141
Warner Media
3.875% 1/15/26		535,000	537,701
4.85% 7/15/45		905,000	913,828
Zayo Group
144A 5.75% 1/15/27 #		405,000	405,121
6.375% 5/15/25		94,000	94,823

			86,636,076

Consumer Cyclical – 2.35%
AMC Entertainment Holdings 6.125% 5/15/27		405,000	368,044
Best Buy 4.45% 10/1/28		1,820,000	1,846,726
BMW US Capital
144A 1.50% 4/11/19 #		500,000	499,861
144A 3.188% (LIBOR03M + 0.50%) 8/13/21 #●		500,000	499,133
Boyd Gaming 6.375% 4/1/26		410,000	425,887
Daimler Finance North
America
144A 2.00% 7/6/21 #		400,000	391,496
144A 3.35% 2/22/23 #		775,000	784,264
144A 3.578% (LIBOR03M + 0.84%) 5/4/23 #●		1,200,000	1,198,175
Dollar Tree 3.70% 5/15/23		2,735,000	2,776,348
DR Horton 4.00% 2/15/20		400,000	403,434
Ford Motor Credit 1.897% 8/12/19		1,000,000	995,889

	Principal amount°	Value (US $)

Corporate Bonds (continued)

Consumer Cyclical (continued)
Ford Motor Credit
3.20% 1/15/21	4,200,000	$4,141,924
3.532% (LIBOR03M + 0.93%) 9/24/20 ●	1,900,000	1,892,486
3.867% (LIBOR03M + 1.27%) 3/28/22 ●	400,000	386,676
4.14% 2/15/23	2,420,000	2,371,978
5.345% (LIBOR03M + 2.55%) 1/7/21 ●	2,200,000	2,221,613
5.75% 2/1/21	700,000	721,254
5.935% (LIBOR03M + 3.14%) 1/7/22 ●	2,175,000	2,221,030
General Motors 6.75% 4/1/46	245,000	255,825
General Motors Financial
3.647% (LIBOR03M + 0.85%) 4/9/21 ●	500,000	496,343
4.35% 4/9/25	1,530,000	1,525,779
4.375% 9/25/21	1,000,000	1,021,884
5.10% 1/17/24	1,235,000	1,282,820
5.25% 3/1/26	1,765,000	1,824,428
GLP Capital 5.30% 1/15/29	485,000	511,156
Hilton Domestic Operating 144A 5.125% 5/1/26 #	1,000,000	1,017,500
Home Depot 4.50% 12/6/48	585,000	650,541
JD.com 3.125% 4/29/21	930,000	919,811
Live Nation Entertainment 144A 5.625% 3/15/26 #	465,000	481,275
Lowe’s
3.021% (LIBOR03M + 0.42%) 9/10/19 ●	520,000	520,547
4.05% 5/3/47	170,000	159,843
Marriott International
4.15% 12/1/23	450,000	468,401
4.50% 10/1/34	160,000	163,881
McDonald’s 3.195% (LIBOR03M + 0.43%) 10/28/21 ●	2,600,000	2,601,345
MGM Resorts International 5.25% 3/31/20	200,000	204,250
5.75% 6/15/25	620,000	645,575
6.625% 12/15/21	300,000	321,375
6.75% 10/1/20	700,000	735,875
Nissan Motor Acceptance 144A 2.15% 9/28/20 #	500,000	491,612
Penn National Gaming 144A 5.625% 1/15/27 #	505,000	492,375
Penske Automotive Group 5.50% 5/15/26	178,000	175,997

(continues	)	63

Schedules of investments

Optimum Fixed Income Fund

	Principal amount°		Value (US $)

Corporate Bonds (continued)

Consumer Cyclical (continued)
Royal Caribbean Cruises 3.70% 3/15/28		1,440,000	$1,390,458
Sands China
4.60% 8/8/23		300,000	309,977
5.125% 8/8/25		470,000	490,744
5.40% 8/8/28		1,800,000	1,891,858
Schaeffler Finance 3.25% 5/15/25	EUR	2,600,000	3,036,391
144A 4.75% 5/15/23 #		200,000	202,700
Scientific Games International
144A 8.25% 3/15/26 #		430,000	439,675
10.00% 12/1/22		735,000	776,344
Target 3.375% 4/15/29		985,000	999,744
Toyota Motor 3.419% 7/20/23		375,000	385,801
Toyota Motor Credit 3.083% (LIBOR03M + 0.40%) 5/17/22 ●		4,000,000	3,996,645
Wolverine World Wide 144A 5.00% 9/1/26 #		400,000	390,000
ZF North America Capital 144A 4.00% 4/29/20 #		250,000	250,200

			55,675,193

Consumer Non-Cyclical – 3.12%
Abbott Laboratories 2.90% 11/30/21		1,045,000	1,050,043
AbbVie
2.85% 5/14/23		900,000	890,869
3.20% 5/14/26		500,000	486,995
3.75% 11/14/23		1,200,000	1,233,134
4.25% 11/14/28		1,345,000	1,376,313
Adani Abbot Point Terminal 144A 4.45% 12/15/22 #		1,500,000	1,340,719
Allergan Finance 3.25% 10/1/22		300,000	300,345
Allergan Funding
3.00% 3/12/20		1,400,000	1,399,570
3.45% 3/15/22		1,000,000	1,009,183
Altria Group 4.80% 2/14/29		1,275,000	1,316,867
Anheuser-Busch InBev Worldwide
144A 3.65% 2/1/26 #		1,365,000	1,371,289
4.75% 1/23/29		640,000	682,092
AstraZeneca
3.50% 8/17/23		955,000	975,108
4.00% 1/17/29		965,000	1,015,156
Atento Luxco 1 144A 6.125% 8/10/22 #		740,000	737,044

	Principal amount°	Value (US $)

Corporate Bonds (continued)

Consumer Non-Cyclical (continued)
BAT Capital
2.297% 8/14/20	830,000	$822,029
2.764% 8/15/22	615,000	605,436
3.222% 8/15/24	3,425,000	3,352,797
BAT International Finance 144A 2.75% 6/15/20 #	700,000	697,516
Bausch Health 144A 5.50% 11/1/25 #	395,000	404,875
Becton Dickinson 3.363% 6/6/24	2,000,000	2,003,596
Boston Scientific 3.375% 5/15/22	800,000	811,369
Bunge Finance 4.35% 3/15/24	2,260,000	2,291,130
Campbell Soup 3.65% 3/15/23	1,055,000	1,070,849
Cardinal Health 1.948% 6/14/19	1,200,000	1,197,909
Central Nippon Expressway 2.079% 11/5/19	1,200,000	1,195,206
Charles River Laboratories International 144A 5.50% 4/1/26 #	360,000	374,400
Cigna 144A 3.677% (LIBOR03M + 0.89%) 7/15/23 #●	1,475,000	1,468,672
144A 4.125% 11/15/25 #	3,540,000	3,668,373
Conagra Brands
4.60% 11/1/25	2,455,000	2,585,555
5.30% 11/1/38	570,000	580,205
Cott Holdings 144A 5.50% 4/1/25 #	260,000	263,250
CVS Health
2.125% 6/1/21	450,000	442,272
3.231% (LIBOR03M + 0.63%) 3/9/20 ●	1,400,000	1,403,588
3.35% 3/9/21	500,000	504,262
4.30% 3/25/28	3,480,000	3,532,596
5.05% 3/25/48	25,000	25,236
CVS Pass Through Trust 144A 5.773% 1/10/33 #◆	76,334	83,036
Eli Lilly & Co.
3.375% 3/15/29	565,000	580,849
3.95% 3/15/49	395,000	405,674
Encompass Health
5.75% 11/1/24	513,000	521,336
5.75% 9/15/25	370,000	377,863
Equifax 3.554% (LIBOR03M + 0.87%) 8/15/21 ●	700,000	695,892

	Principal amount°	Value (US $)

Corporate Bonds (continued)

Consumer Non-Cyclical (continued)
General Mills 3.70% 10/17/23	1,100,000	$1,128,646
HCA
5.375% 2/1/25	500,000	531,250
5.875% 2/15/26	595,000	644,087
7.58% 9/15/25	30,000	34,050
Imperial Brands Finance
144A 2.95% 7/21/20 #	700,000	698,072
144A 3.75% 7/21/22 #	470,000	476,607
JBS Investments 144A 7.25% 4/3/24 #	465,000	478,369
JBS USA
144A 5.75% 6/15/25 #	225,000	231,469
144A 5.875% 7/15/24 #	320,000	330,000
KAR Auction Services 144A 5.125% 6/1/25 #	290,000	288,187
Kernel Holding 144A 8.75% 1/31/22 #	890,000	912,993
Kraft Heinz Foods 3.517% (LIBOR03M + 0.82%) 8/10/22 ●	300,000	299,681
Marfrig Holdings Europe 144A 8.00% 6/8/23 #	935,000	967,725
Mars
144A 3.875% 4/1/39 #	335,000	338,296
144A 3.95% 4/1/49 #	460,000	468,541
Merck & Co. 3.40% 3/7/29	935,000	961,380
MHP
144A 6.95% 4/3/26 #	455,000	429,593
144A 7.75% 5/10/24 #	520,000	526,209
MPH Acquisition Holdings 144A 7.125% 6/1/24 #	190,000	190,000
Nestle Holdings 144A 4.00% 9/24/48 #	150,000	157,746
New York and Presbyterian Hospital 4.063% 8/1/56	690,000	713,191
Pernod Ricard 144A 4.45% 1/15/22 #	1,410,000	1,465,695
Pilgrim’s Pride 144A 5.75% 3/15/25 #	365,000	370,475
Post Holdings 144A 5.75% 3/1/27 #	325,000	327,844
Prime Security Services Borrower
144A 5.75% 4/15/26 #	90,000	90,225
144A 9.25% 5/15/23 #	389,000	409,423
Rede D’or Finance 144A 4.95% 1/17/28 #	945,000	893,034
Reynolds American 4.00% 6/12/22	900,000	919,913

	Principal amount°		Value (US $)

Corporate Bonds (continued)

Consumer Non-Cyclical (continued)
Shire Acquisitions Investments Ireland 2.875% 9/23/23		300,000	$296,621
Takeda Pharmaceutical 144A 4.40% 11/26/23 #		2,235,000	2,351,073
Tenet Healthcare 5.125% 5/1/25		705,000	710,323
Teva Pharmaceutical Finance Netherlands II 1.125% 10/15/24	EUR	300,000	294,857
Teva Pharmaceutical Finance Netherlands III
6.00% 4/15/24		2,250,000	2,259,910
6.75% 3/1/28		720,000	727,062
Tyson Foods 2.65% 8/15/19		1,500,000	1,498,837
UnitedHealth Group
3.50% 2/15/24		425,000	438,068
3.70% 12/15/25		390,000	405,223
Universal Health Services 144A 5.00% 6/1/26 #		210,000	214,463
WellCare Health Plans 144A 5.375% 8/15/26 #		745,000	781,319
Zimmer Biomet Holdings
3.15% 4/1/22		300,000	301,046
4.625% 11/30/19		1,270,000	1,283,783

			73,995,784

Energy – 3.21%
Abu Dhabi Crude Oil Pipeline 144A 4.60% 11/2/47 #		780,000	806,702
Antero Midstream Partners 144A 5.75% 3/1/27 #		1,400,000	1,424,500
Cheniere Energy Partners 5.25% 10/1/25		620,000	636,275
Chesapeake Energy 8.00% 1/15/25		275,000	281,875
Chevron 3.145% (LIBOR03M + 0.53%) 3/3/22 ●		575,000	579,041
ConocoPhillips 3.584% (LIBOR03M + 0.90%) 5/15/22 ●		575,000	581,570
Continental Resources 4.375% 1/15/28		1,100,000	1,133,197
Crestwood Midstream Partners 5.75% 4/1/25		405,000	417,150
Diamond Offshore Drilling 7.875% 8/15/25		290,000	281,300
Ecopetrol 5.875% 9/18/23		30,000	32,843
Enable Midstream Partners 4.95% 5/15/28		700,000	712,606

(continues	)	65

Schedules of investments

Optimum Fixed Income Fund

	Principal amount°	Value (US $)

Corporate Bonds (continued)

Energy (continued)
Enbridge
3.183% (LIBOR03M + 0.40%) 1/10/20 ●	3,750,000	$3,748,710
3.311% (LIBOR03M + 0.70%) 6/15/20 ●	2,050,000	2,052,128
6.00% 1/15/77 µ	555,000	551,656
6.25% 3/1/78 µ	420,000	417,679
Enbridge Energy Partners
4.375% 10/15/20	230,000	235,113
5.20% 3/15/20	655,000	669,369
5.50% 9/15/40	380,000	427,642
Energy Transfer Operating
4.50% 4/15/24	165,000	172,487
5.25% 4/15/29	505,000	542,866
6.25% 4/15/49	565,000	634,152
6.625%µy	1,235,000	1,175,874
Energy Transfer Partners
5.00% 10/1/22	1,500,000	1,582,753
5.75% 9/1/20	400,000	412,699
Ensco 7.75% 2/1/26	186,000	157,867
Exxon Mobil 2.978% (LIBOR03M + 0.37%) 3/6/22 ●	1,125,000	1,134,206
Florida Gas Transmission 144A 7.90% 5/15/19 #	320,000	321,843
Gazprom OAO Via Gaz Capital 144A 4.95% 3/23/27 #	1,065,000	1,068,191
Genesis Energy 6.75% 8/1/22	285,000	292,837
Geopark 144A 6.50% 9/21/24 #	655,000	659,913
Husky Energy 4.40% 4/15/29	650,000	659,888
KazMunayGas National 144A 6.375% 10/24/48 #	730,000	800,137
Kinder Morgan Energy Partners
5.00% 10/1/21	620,000	647,292
6.85% 2/15/20	2,000,000	2,065,101
Laredo Petroleum 6.25% 3/15/23	285,000	255,787
Marathon Oil
2.80% 11/1/22	115,000	113,674
4.40% 7/15/27	2,190,000	2,258,151
MPLX
4.80% 2/15/29	805,000	848,608
4.875% 12/1/24	2,620,000	2,798,786
5.50% 2/15/49	835,000	893,530
Murphy Oil 6.875% 8/15/24	885,000	937,529

	Principal amount°	Value (US $)

Corporate Bonds (continued)

Energy (continued)
Murphy Oil USA 5.625% 5/1/27	190,000	$197,600
Noble Energy
3.85% 1/15/28	1,100,000	1,085,588
3.90% 11/15/24	160,000	161,681
4.95% 8/15/47	865,000	857,200
5.05% 11/15/44	250,000	249,218
NuStar Logistics 5.625% 4/28/27	285,000	285,713
Oasis Petroleum 144A 6.25% 5/1/26 #	515,000	491,825
ONEOK
4.35% 3/15/29	1,500,000	1,529,803
7.50% 9/1/23	2,035,000	2,357,432
Pertamina Persero 144A 4.875% 5/3/22 #	525,000	547,172
Petrobras Global Finance
5.999% 1/27/28	5,191,000	5,266,269
6.125% 1/17/22	170,000	179,860
6.85% 6/5/15	1,700,000	1,650,615
6.90% 3/19/49	590,000	584,926
7.25% 3/17/44	600,000	627,975
7.375% 1/17/27	385,000	425,714
Petroleos Mexicanos
6.251% (LIBOR03M + 3.65%) 3/11/22 ●	110,000	114,125
6.50% 3/13/27	390,000	392,617
6.75% 9/21/47	115,000	106,092
Precision Drilling 144A 7.125% 1/15/26 #	165,000	164,433
Rio Oil Finance Trust Series 2014-1 9.25% 7/6/24	158,715	173,398
Sabine Pass Liquefaction
5.625% 3/1/25	1,455,000	1,601,289
5.75% 5/15/24	7,515,000	8,290,173
5.875% 6/30/26	940,000	1,047,075
6.25% 3/15/22	400,000	432,167
Schlumberger Holdings
144A 3.75% 5/1/24 #	1,245,000	1,273,614
144A 4.30% 5/1/29 #	1,760,000	1,809,063
Shell International Finance 3.147% (LIBOR03M + 0.45%) 5/11/20 ●	595,000	597,858
Sinopec Group Overseas Development 2015 2.50% 4/28/20	1,200,000	1,194,524
Southwestern Energy 7.75% 10/1/27	195,000	200,119

	Principal amount°	Value (US $)

Corporate Bonds (continued)

Energy (continued)
Spectra Energy Partners 3.299% (LIBOR03M + 0.70%) 6/5/20 ●	500,000	$500,160
Summit Midstream Holdings 5.75% 4/15/25	210,000	199,237
Targa Resources Partners 5.375% 2/1/27	340,000	349,350
Tecpetrol 144A 4.875% 12/12/22 #	685,000	635,344
Transcanada Trust 5.875% 8/15/76 µ	560,000	568,974
Transocean 144A 9.00% 7/15/23 #	70,000	74,900
Transocean Proteus 144A 6.25% 12/1/24 #	260,000	268,125
Transportadora de Gas del Sur 144A 6.75% 5/2/25 #	520,000	491,920
Tullow Oil 144A 7.00% 3/1/25 #	960,000	969,072
Valero Energy 4.00% 4/1/29	1,090,000	1,099,399
Whiting Petroleum 6.625% 1/15/26	140,000	137,900
Woodside Finance
144A 3.70% 9/15/26 #	400,000	393,230
144A 4.60% 5/10/21 #	600,000	613,423
YPF 144A 51.729% (BADLARPP + 4.00%) 7/7/20 #●	1,205,000	489,724

		76,109,423

Finance Companies – 1.33%
AerCap Global Aviation Trust 144A 6.50% 6/15/45 #µ	810,000	823,163
AerCap Ireland Capital
3.65% 7/21/27	1,505,000	1,408,512
4.45% 10/1/25	1,200,000	1,210,965
4.45% 4/3/26	150,000	150,544
4.625% 10/30/20	1,000,000	1,024,113
4.625% 7/1/22	1,100,000	1,135,805
Air Lease
3.00% 9/15/23	1,135,000	1,110,974
4.25% 2/1/24	2,200,000	2,256,848
Aviation Capital Group
144A 4.375% 1/30/24 #	1,730,000	1,764,725
144A 4.875% 10/1/25 #	1,090,000	1,123,734
144A 6.75% 4/6/21 #	500,000	533,151
BOC Aviation
144A 2.375% 9/15/21 #	910,000	888,963
2.375% 9/15/21	600,000	586,129
3.00% 5/23/22	300,000	295,695

	Principal amount°	Value (US $)

Corporate Bonds (continued)

Finance Companies (continued)
Citicorp Lease Pass Through Trust Series 1999-1 144A 8.04% 12/15/19 #◆	148,870	$154,132
CPPIB Capital 144A 3.125% 9/25/23 #	775,000	796,839
DAE Funding
144A 5.25% 11/15/21 #	875,000	894,687
144A 5.75% 11/15/23 #	275,000	283,250
GATX 3.453% (LIBOR03M + 0.72%) 11/5/21 ●	2,100,000	2,090,084
GE Capital International Funding Unlimited
2.342% 11/15/20	251,000	247,956
4.418% 11/15/35	1,700,000	1,577,838
Goodman HK Finance 4.375% 6/19/24	550,000	565,413
Intercontinental Exchange 3.45% 9/21/23	1,225,000	1,256,041
3.75% 9/21/28	225,000	233,918
International Lease Finance
6.25% 5/15/19	200,000	200,737
8.625% 1/15/22	1,455,000	1,653,680
Navient
4.875% 6/17/19	276,000	276,517
8.00% 3/25/20	200,000	208,500
NFP 144A 6.875% 7/15/25 #	639,000	613,440
ORIX 3.20% 1/19/22	500,000	503,387
SMBC Aviation Capital Finance 144A 3.00% 7/15/22 #	400,000	395,467
Springleaf Finance
6.00% 6/1/20	100,000	103,250
6.125% 3/15/24	1,500,000	1,537,470
8.25% 12/15/20	2,600,000	2,798,250
Temasek Financial I 144A 2.375% 1/23/23 #	560,000	554,504
Waha Aerospace 3.925% 7/28/20	315,000	316,019

		31,574,700

Insurance – 1.00%
Acrisure 144A 7.00% 11/15/25 #	380,000	343,900
AIA Group 144A 3.90% 4/6/28 #	1,000,000	1,034,222
Ambac Assurance 144A 5.10% 6/7/20 #	40,315	56,844
Ambac LSNI 144A 7.592% (LIBOR03M + 5.00%) 2/12/23 #●	128,780	130,068

(continues	)	67

Schedules of investments

Optimum Fixed Income Fund

	Principal amount°	Value (US $)

Corporate Bonds (continued)

Insurance (continued)
AssuredPartners 144A 7.00% 8/15/25 #	553,000	$514,290
Athene Global Funding 144A 3.826% (LIBOR03M + 1.23%) 7/1/22 #●	700,000	703,518
AXA Equitable Holdings
4.35% 4/20/28	365,000	371,226
5.00% 4/20/48	2,030,000	1,987,354
Brighthouse Financial
3.70% 6/22/27	615,000	555,293
4.70% 6/22/47	1,020,000	813,778
Harborwalk Funding Trust 144A 5.077% 2/15/69 #µ	660,000	696,881
HUB International 144A 7.00% 5/1/26 #	90,000	89,325
Liberty Mutual Group 144A 4.569% 2/1/29 #	320,000	333,427
Marsh & McLennan 4.375% 3/15/29	2,960,000	3,138,764
MetLife 144A 9.25% 4/8/38 #	1,100,000	1,490,703
MetLife Capital Trust IV 144A 7.875% 12/15/37 #	300,000	366,431
Nationstar Mortgage Holdings 144A 8.125% 7/15/23 #	2,000,000	2,065,000
Nuveen Finance 144A 4.125% 11/1/24 #	770,000	810,209
Progressive 4.00% 3/1/29	985,000	1,053,816
Prudential Financial
4.35% 2/25/50	1,250,000	1,296,060
5.375% 5/15/45 µ	765,000	774,796
Swiss Re Finance Luxembourg 144A 5.00% 4/2/49 #µ	400,000	405,798
USI 144A 6.875% 5/1/25 #	1,338,000	1,302,877
Voya Financial 4.70% 1/23/48 µ	795,000	686,267
Willis North America
3.60% 5/15/24	370,000	372,767
4.50% 9/15/28	870,000	906,161
XLIT
5.245% (LIBOR03M + 2.458%)y●	510,000	491,194
5.50% 3/31/45	725,000	803,521

		23,594,490

Natural Gas – 0.19%
AmeriGas Partners 5.875% 8/20/26	465,000	466,163
Brooklyn Union Gas 144A 3.865% 3/4/29 #	2,605,000	2,689,520

	Principal amount°	Value (US $)

Corporate Bonds (continued)

Natural Gas (continued)
KazTransGas 144A 4.375% 9/26/27 #	630,000	$612,449
NiSource 5.65%µy	875,000	855,313

		4,623,445

Real Estate Investment Trusts – 0.82%
American Tower
3.00% 6/15/23	600,000	598,583
3.375% 5/15/24	500,000	503,159
5.05% 9/1/20	500,000	515,374
American Tower Trust I 144A 3.07% 3/15/23 #	1,285,000	1,283,049
Corporate Office Properties 3.60% 5/15/23	690,000	683,294
5.25% 2/15/24	670,000	706,346
Crown Castle International
3.80% 2/15/28	2,115,000	2,106,250
4.30% 2/15/29	545,000	562,669
5.25% 1/15/23	1,325,000	1,424,105
CubeSmart 3.125% 9/1/26	670,000	637,794
Digital Realty Trust 3.40% 10/1/20	2,100,000	2,115,873
Equinix 5.375% 5/15/27	350,000	367,500
ESH Hospitality 144A 5.25% 5/1/25 #	585,000	582,806
Growthpoint Properties International 144A 5.872% 5/2/23 #	610,000	625,335
Hospitality Properties Trust 4.50% 3/15/25	870,000	865,357
Host Hotels & Resorts
3.75% 10/15/23	1,110,000	1,115,354
3.875% 4/1/24	250,000	251,139
4.50% 2/1/26	45,000	45,908
Iron Mountain US Holdings 144A 5.375% 6/1/26 #	380,000	376,200
Kilroy Realty 3.45% 12/15/24	720,000	714,062
LifeStorage 3.50% 7/1/26	695,000	670,318
MGM Growth Properties Operating Partnership 144A 5.75% 2/1/27 #	145,000	150,256
WEA Finance 144A 3.25% 10/5/20 #	1,800,000	1,811,653
WP Carey 4.60% 4/1/24	695,000	723,275

		19,435,659

Technology – 1.19%
Analog Devices 2.95% 1/12/21	575,000	576,937

	Principal amount°	Value (US $)

Corporate Bonds (continued)

Technology (continued)
Apple
3.047% (LIBOR03M + 0.35%) 5/11/22 ●	1,040,000	$1,046,992
3.197% (LIBOR03M + 0.50%) 2/9/22 ●	180,000	181,739
Broadcom
2.20% 1/15/21	1,300,000	1,280,290
3.00% 1/15/22	1,400,000	1,395,047
144A 3.125% 10/15/22 #	1,000,000	995,430
3.50% 1/15/28	895,000	825,268
144A 4.25% 4/15/26 #	1,005,000	997,573
CDK Global
5.00% 10/15/24	840,000	864,528
5.875% 6/15/26	364,000	382,200
CommScope Technologies 144A 5.00% 3/15/27 #	355,000	315,659
Dell International
4.42% 6/15/21	1,600,000	1,642,115
144A 4.42% 6/15/21 #	300,000	307,944
144A 5.45% 6/15/23 #	600,000	639,753
EMC 2.65% 6/1/20	1,900,000	1,886,204
First Data 144A 5.75% 1/15/24 #	610,000	629,520
Fiserv 3.80% 10/1/23	510,000	523,292
Infor US 6.50% 5/15/22	70,000	71,225
International Business Machines 1.625% 5/15/20	440,000	434,949
KLA-Tencor
4.10% 3/15/29	670,000	686,286
5.00% 3/15/49	255,000	270,640
Marvell Technology Group 4.875% 6/22/28	1,340,000	1,387,733
Microchip Technology
144A 3.922% 6/1/21 #	380,000	383,547
144A 4.333% 6/1/23 #	2,700,000	2,761,233
MSCI 144A 5.375% 5/15/27 #	245,000	259,700
NXP
144A 4.625% 6/15/22 #	300,000	311,130
144A 4.625% 6/1/23 #	1,000,000	1,041,000
144A 4.875% 3/1/24 #	1,700,000	1,795,999
Oracle
2.50% 5/15/22	1,200,000	1,194,517
3.314% (LIBOR03M + 0.51%) 10/8/19 ●	940,000	942,475

	Principal amount°	Value (US $)

Corporate Bonds (continued)

Technology (continued)
Pluralsight 144A 0.375% 3/1/24 #	113,000	$121,163
Symantec 4.20% 9/15/20	2,000,000	2,031,018

		28,183,106

Transportation – 0.72%
American Airlines 2011-1 Class A Pass Through Trust 5.25% 1/31/21 ◆	237,797	244,242
American Airlines 2016-3 Class AA Pass Through Trust 3.00% 10/15/28 ◆	1,198,825	1,163,211
Ashtead Capital 144A 5.25% 8/1/26 #	400,000	411,000
Avis Budget Car Rental 144A 6.375% 4/1/24 #	69,000	70,380
Continental Airlines 2009-2 Class A Pass Through Trust 7.25% 11/10/19 ◆	529,694	541,082
Delta Air Lines 3.625% 3/15/22	500,000	503,774
Delta Air Lines 2007-1 Class A Pass Through Trust 6.821% 8/10/22 ◆	213,841	234,124
Doric Nimrod Air Finance Alpha 2012-1 Class A Pass Through Trust 144A 5.125% 11/30/22 #◆	1,000,209	1,015,495
ERAC USA Finance 144A 4.50% 8/16/21 #	200,000	206,238
FedEx 4.05% 2/15/48	1,760,000	1,575,583
Kansas City Southern 3.00% 5/15/23	500,000	501,157
Latam Airlines 2015-1 Pass Through Trust Class A 4.20% 11/15/27 ◆	413,613	409,229
Latam Finance 144A 7.00% 3/1/26 #	605,000	616,193
Norfolk Southern 3.80% 8/1/28	1,205,000	1,245,959
Penske Truck Leasing
144A 3.30% 4/1/21 #	435,000	436,852
144A 3.95% 3/10/25 #	1,000,000	1,006,232
144A 4.20% 4/1/27 #	590,000	587,869
144A 4.45% 1/29/26 #	2,100,000	2,149,025
United Airlines 2014-1 Class A Pass Through Trust 4.00% 4/11/26 ◆	281,944	287,767
United Airlines 2014-2 Class A Pass Through Trust 3.75% 9/3/26 ◆	520,937	525,600

(continues	)	69

Schedules of investments

Optimum Fixed Income Fund

	Principal amount°	Value (US $)

Corporate Bonds (continued)

Transportation (continued)
United Airlines 2019-1 Class AA Pass-Through Trust 4.15% 8/25/31 ◆	150,000	$155,404
United Parcel Service 5.125% 4/1/19	2,210,000	2,210,000
United Rentals North America 5.50% 5/15/27	560,000	567,000
US Airways 2012-2 Class A Pass Through Trust 4.625% 6/3/25 ◆	457,351	478,162

		17,141,578

Utilities – 3.03%
Aegea Finance 144A 5.75% 10/10/24 #	785,000	775,980
AEP Texas 2.40% 10/1/22	745,000	735,155
AES Andres 144A 7.95% 5/11/26 #	840,000	895,650
AES Gener
144A 5.25% 8/15/21 #	20,000	20,744
144A 7.125% 3/26/79 #µ	605,000	619,369
American Electric Power 2.15% 11/13/20	300,000	297,338
American Transmission Systems 144A 5.25% 1/15/22 #	1,455,000	1,541,228
Atlantic City Electric 4.00% 10/15/28	590,000	624,563
Ausgrid Finance
144A 3.85% 5/1/23 #	1,550,000	1,585,521
144A 4.35% 8/1/28 #	735,000	758,923
Avangrid 3.15% 12/1/24	305,000	301,829
Berkshire Hathaway Energy 3.75% 11/15/23	1,145,000	1,191,501
Calpine
5.75% 1/15/25	92,000	91,770
144A 5.875% 1/15/24 #	145,000	148,987
CenterPoint Energy
3.85% 2/1/24	1,635,000	1,669,146
4.25% 11/1/28	1,015,000	1,053,206
6.125%µy	935,000	950,741
Cleveland Electric Illuminating 5.50% 8/15/24	515,000	565,004
ComEd Financing III 6.35% 3/15/33	680,000	695,426
Consolidated Edison of New York 3.002% (LIBOR03M + 0.40%) 6/25/21 •	500,000	499,429
Consumers Energy 3.80% 11/15/28	2,410,000	2,543,982

	Principal amount°	Value (US $)

Corporate Bonds (continued)

Utilities (continued)
Consumers Energy 4.35% 4/15/49	400,000	$446,149
Dominion Energy
2.00% 8/15/21	280,000	273,476
4.60% 3/15/49	495,000	516,216
DTE Electric 3.95% 3/1/49	1,215,000	1,253,934
DTE Energy 3.30% 6/15/22	715,000	721,507
Duke Energy
1.80% 9/1/21	770,000	751,903
144A 3.193% (LIBOR03M + 0.50%) 5/14/21 #•	3,300,000	3,299,359
Duke Energy Carolinas 3.95% 11/15/28	800,000	853,410
Duke Energy Ohio 3.65% 2/1/29	605,000	629,253
Emera 6.75% 6/15/76 µ	1,365,000	1,459,151
Enel 144A 8.75% 9/24/73 #µ	1,205,000	1,326,946
Enel Finance International 144A 2.875% 5/25/22 #	1,100,000	1,082,119
Engie Energia Chile 144A 4.50% 1/29/25 #	200,000	207,821
Entergy Arkansas 3.75% 2/15/21	200,000	203,146
4.20% 4/1/49	935,000	969,798
Entergy Louisiana
4.00% 3/15/33	95,000	99,981
4.05% 9/1/23	240,000	250,716
4.95% 1/15/45	235,000	245,515
Evergy 4.85% 6/1/21	545,000	561,800
Exelon
2.45% 4/15/21	200,000	197,788
3.497% 6/1/22	1,075,000	1,086,767
3.95% 6/15/25	670,000	694,578
FirstEnergy 2.85% 7/15/22	200,000	198,756
Fortis 2.10% 10/4/21	325,000	318,115
Interstate Power & Light 4.10% 9/26/28	2,140,000	2,240,903
Israel Electric 144A 5.00% 11/12/24 #	425,000	449,437
ITC Holdings 2.70% 11/15/22	330,000	324,357
Kallpa Generacion 144A 4.125% 8/16/27 #	870,000	863,475
Kansas City Power & Light 3.65% 8/15/25	1,350,000	1,393,238
LG&E & KU Energy 4.375% 10/1/21	1,555,000	1,598,193
MidAmerican Energy 4.25% 7/15/49	2,785,000	2,969,767

	Principal amount°		Value (US $)

Corporate Bonds (continued)

Utilities (continued)
Mississippi Power 3.95% 3/30/28		795,000	$805,866
National Rural Utilities Cooperative Finance
4.75% 4/30/43 µ		1,195,000	1,152,906
5.25% 4/20/46 µ		865,000	868,822
Nevada Power 2.75% 4/15/20		970,000	971,256
New York State Electric & Gas 144A 3.25% 12/1/26 #		1,015,000	1,014,665
Newfoundland & Labrador Hydro 3.60% 12/1/45	CAD	100,000	81,063
NextEra Energy Capital Holdings
2.70% 9/15/19		450,000	449,824
3.15% 4/1/24		850,000	855,204
3.20% 2/25/22		400,000	403,826
NV Energy 6.25% 11/15/20		825,000	869,923
Oglethorpe Power 144A 5.05% 10/1/48 #		2,220,000	2,445,324
Pedernales Electric Cooperative 144A 6.202% 11/15/32 #		620,000	757,228
Pennsylvania Electric 5.20% 4/1/20		280,000	285,683
Perusahaan Listrik Negara
144A 4.125% 5/15/27 #		300,000	296,332
144A 5.25% 5/15/47 #		410,000	407,861
PSEG Power 3.85% 6/1/23		430,000	440,981
Public Service Co. of Oklahoma 5.15% 12/1/19		645,000	655,725
Puget Energy 6.50% 12/15/20		3,800,000	4,010,802
Sempra Energy
3.061% (LIBOR03M + 0.45%) 3/15/21 ●		2,050,000	2,031,720
3.287% (LIBOR03M + 0.50%) 1/15/21 ●		451,000	447,369
Southern California Edison
4.20% 3/1/29		335,000	340,557
4.875% 3/1/49		795,000	844,761
Southern Power 144A
3.183% (LIBOR03M + 0.55%) 12/20/20 #●		1,700,000	1,693,115
Southwestern Electric Power
4.10% 9/15/28		2,415,000	2,515,560
State Grid Overseas
Investment 2016 144A 2.25% 5/4/20 #		645,000	639,847

	Principal amount°	Value (US $)

Corporate Bonds (continued)

Utilities (continued)
Trans-Allegheny Interstate Line 144A 3.85% 6/1/25 #	525,000	$537,425
Vistra Operations
144A 5.50% 9/1/26 #	715,000	745,387
144A 5.625% 2/15/27 #	145,000	151,163

		71,773,261

Total Corporate Bonds (cost $862,629,087)		876,303,713

Municipal Bonds – 0.68%

American Municipal Power, Ohio (Combined Hydroelectric Projects)
Series B 8.084% 2/15/50	1,500,000	2,493,105
Buckeye, Ohio Tobacco Settlement Financing Authority (Asset-Backed Senior Turbo)
Series A-2 5.875% 6/1/47	145,000	141,767
California State Various Purposes (Build America Bonds)
7.55% 4/1/39	395,000	600,625
(High-Speed Passenger Train Bonds)
(Series C 3.274% 4/1/47 ●	1,250,000	1,255,300
Chicago, Illinois Transit Authority (Pension Funding)
Series A 6.899% 12/1/40	1,800,000	2,366,064
(Retiree Health Care Funding)
Series B 6.899% 12/1/40	1,800,000	2,366,064
Municipal Electric Authority of Georgia (Build America Bond Plant Vogtle Units 3 & 4 Project)
6.655% 4/1/57	1,797,000	2,162,797
New Jersey Transportation Trust Fund Authority (Build America Bond)
Series C 5.754% 12/15/28	1,590,000	1,780,275

(continues	)	71

Schedules of investments

Optimum Fixed Income Fund

	Principal amount°	Value (US $)

Municipal Bonds (continued)

New York City, New York Transitional Finance Authority Future Tax Secured Revenue (Build America Bond) Subordinate
Series A-1 5.508% 8/1/37	700,000	$850,745
New York State Urban Development (Build America Bond)
Series E 5.77% 3/15/39	800,000	953,712
Oregon State Taxable Pension
5.892% 6/1/27	30,000	35,603
Pennsylvania Higher Education Assistance Agency Revenue (Guaranteed Student Loans)
Series 2006-2 A3 2.901% (LIBOR03M + 0.13%) 10/25/36 ●	540,240	534,098
South Carolina Public Service Authority (Santee Cooper)
Series D 4.77% 12/1/45	145,000	161,617
Texas Water Development Board (State Water Implementation)
Series A 5.00% 10/15/45	130,000	148,586
Series B 5.00% 10/15/46	305,000	354,325

Total Municipal Bonds (cost $15,658,928)		16,204,683

Non-Agency Asset-Backed Securities – 3.30%

ABFC Trust
Series 2006-HE1 A2D 2.706% (LIBOR01M + 0.22%, Floor 0.22%) 1/25/37 ●	365,002	237,934
American Express Credit Account Master Trust
Series 2017-2 A 2.934%
(LIBOR01M + 0.45%) 9/16/24 ●	135,000	135,589
Series 2017-5 A 2.864%
(LIBOR01M + 0.38%) 2/18/25 ●	205,000	205,589
Series 2017-8 A 2.604%
(LIBOR01M + 0.12%, Floor 0.12%) 5/16/22 ●	760,000	760,299
Series 2018-5 A 2.824%
(LIBOR01M + 0.34%) 12/15/25 ●	1,030,000	1,026,295

	Principal amount°	Value (US $)

Non-Agency Asset-Backed Securities (continued)

American Express Credit Account Master Trust
Series 2018-7 A 2.844% (LIBOR01M + 0.36%) 2/17/26 ●	1,000,000	$995,105
Series 2018-9 A 2.864% (LIBOR01M + 0.38%) 4/15/26 ●	1,200,000	1,196,424
Argent Securities Asset-Backed Pass Through Certificates
Series 2003-W9 M1 3.521% (LIBOR01M + 1.035%, Floor 0.69%) 1/25/34 ●	222,108	221,262
Argent Securities Trust
Series 2006-M1 A2C 2.636% (LIBOR01M + 0.15%, Floor 0.15%) 7/25/36 ●	1,271,298	462,045
Series 2006-W4 A2C 2.646% (LIBOR01M + 0.16%, Floor 0.16%) 5/25/36 ●	665,560	241,139
Barclays Dryrock Issuance Trust
Series 2017-1 A 2.814% (LIBOR01M + 0.33%, Floor 0.33%) 3/15/23 ●	2,220,000	2,223,177
Bear Stearns Asset-Backed Securities I Trust
Series 2005-FR1 M2 3.491% (LIBOR01M + 1.005%, Floor 0.67%) 6/25/35 ●	1,944,989	1,935,737
Series 2007-HE2 1A2 2.656% (LIBOR01M + 0.17%, Floor 0.17%) 3/25/37 ●	212,198	296,223
Bear Stearns Asset-Backed Securities Trust
Series 2007-SD1 22A1 3.86% 10/25/36 ●	176,784	123,383
Bear Stearns Second Lien Trust
Series 2007-SV1A M2 144A 3.836% (LIBOR01M + 1.35%, Cap 11.00%, Floor 0.90%) 1/25/36 #●	800,000	782,070

	Principal	Value
	amount°	(US $)

Non-Agency Asset-Backed Securities (continued)

BMW Floorplan Master Owner Trust
Series 2018-1 A2 144A 2.804% (LIBOR01M + 0.32%) 5/15/23 #●	1,500,000	$1,499,651
Business Jet Securities
Series 2018-2 A 144A 4.447% 6/15/33 #	867,294	878,020
CARDS II Trust
Series 2017-1A A 144A 2.854% (LIBOR01M + 0.37%) 4/18/22 #●	1,045,000	1,045,000
Centex Home Equity Loan Trust
Series 2002-A AF6 5.54% 1/25/32	731	736
Chase Issuance Trust
Series 2016-A3 3.034% (LIBOR01M + 0.55%) 6/15/23 ●	500,000	503,565
Series 2017-A1 A 2.784% (LIBOR01M + 0.30%) 1/15/22 ●	1,370,000	1,371,861
Series 2018-A1 A1 2.684% (LIBOR01M + 0.20%) 4/17/23 ●	185,000	184,889
Citibank Credit Card Issuance Trust
Series 2016-A3 A3 2.971% (LIBOR01M + 0.49%) 12/7/23 ●	500,000	503,416
Series 2017-A5 A5 3.111% (LIBOR01M + 0.62%, Floor 0.62%) 4/22/26 ●	1,045,000	1,049,905
Series 2017-A7 A7 2.862% (LIBOR01M + 0.37%) 8/8/24 ●	500,000	500,499
Series 2018-A2 A2 2.818% (LIBOR01M + 0.33%) 1/20/25 ●	515,000	514,280
Citicorp Residential Mortgage Trust
Series 2006-3 A5 5.236% 11/25/36 ●	900,000	919,087
CNH Equipment Trust
Series 2019-A A2 2.96% 5/16/22	1,600,000	1,602,817
Countrywide Asset-Backed Certificates
Series 2004-3 2A 2.886% (LIBOR01M + 0.40%, Floor 0.20%) 8/25/34 ●	54,618	53,947

	Principal	Value
	amount°	(US $)

Non-Agency Asset-Backed Securities (continued)

Countrywide Asset-Backed Certificates
Series 2006-1 AF6 4.756% 7/25/36 ●	227,599	$230,110
Series 2006-26 2A4 2.706% (LIBOR01M + 0.22%, Floor 0.22%) 6/25/37 ●	2,000,000	1,927,031
Series 2007-6 2A4 2.796% (LIBOR01M + 0.31%, Floor 0.31%) 9/25/37 ●	962,792	670,605
CSMC
Series 2017-1A-A 4.50% 3/1/21	125,901	126,339
CWABS Asset-Backed Certificates Trust
Series 2005-3 MV7 4.436% (LIBOR01M + 1.95%, Floor 1.30%) 8/25/35 ●	4,200,000	4,156,149
Series 2005-7 MV3 3.066% (LIBOR01M + 0.58%, Floor 0.58%) 11/25/35 ●	145,114	144,999
Series 2006-11 1AF6 6.15% 9/25/46 ●	172,767	172,839
Series 2006-17 2A2 2.636% (LIBOR01M + 0.15%, Floor 0.15%) 3/25/47 ●	1,700,058	1,661,053
Discover Card Execution Note Trust
Series 2017-A1 A1 2.974% (LIBOR01M + 0.49%) 7/15/24 ●	1,205,000	1,212,229
Series 2017-A5 A5 3.084% (LIBOR01M + 0.60%) 12/15/26 ●	500,000	500,700
Series 2017-A7 A7 2.844% (LIBOR01M + 0.36%) 4/15/25 ●	2,625,000	2,622,383
Series 2018-A2 A2 2.814% (LIBOR01M + 0.33%) 8/15/25 ●	500,000	498,701
Series 2018-A3 A3 2.714% (LIBOR01M + 0.23%, Floor 0.23%) 12/15/23 ●	560,000	559,665
Series 2019-A1 A1 3.04% 7/15/24	400,000	405,454

(continues	)	73

Schedules of investments

Optimum Fixed Income Fund

	Principal	Value
	amount°	(US $)

Non-Agency Asset-Backed Securities (continued)

EquiFirst Mortgage Loan Trust
Series 2004-2 M7 5.486% (LIBOR01M + 3.00%, Floor 2.00%) 10/25/34 ●	662,361	$667,226
First Franklin Mortgage Loan Trust
Series 2006-FF5 2A3 2.646% (LIBOR01M + 0.16%, Floor 0.16%) 4/25/36 ●	1,047,782	1,014,327
Ford Credit Auto Lease Trust
Series 2017-B A2B 2.644% (LIBOR01M + 0.16%) 6/15/20 ●	241,724	241,699
Ford Credit Auto Owner Trust
Series 2018-1 A 144A 3.19% 7/15/31 #	840,000	840,883
GSAMP Trust
Series 2006-FM3 A2D 2.716% (LIBOR01M + 0.23%, Floor 0.23%) 11/25/36 ●	1,023,986	616,865
Series 2007-SEA1 A 144A 2.786% (LIBOR01M + 0.30%, Floor 0.30%) 12/25/36 #●	896,368	862,554
Hardee’s Funding
Series 2018-1A A2I 144A 4.25% 6/20/48 #	646,750	654,239
Series 2018-1A A2II 144A 4.959% 6/20/48 #	497,500	522,609
Hertz Vehicle Financing
Series 2018-2A A 144A 3.65% 6/27/22 #	100,000	100,927
HOA Funding
Series 2014-1A A2 144A 4.846% 8/20/44 #	1,278,550	1,272,055
Home Equity Mortgage Loan Asset-Backed Trust
Series 2007-A 2A3 2.726% (LIBOR01M + 0.24%, Floor 0.24%) 4/25/37 ●	1,485,099	1,096,912
HSI Asset Securitization Trust
Series 2006-HE1 2A1 2.536% (LIBOR01M + 0.05%, Floor 0.05%) 10/25/36 ●	30,657	16,244

	Principal	Value
	amount°	(US $)

Non-Agency Asset-Backed Securities (continued)

JPMorgan Mortgage Acquisition Trust
Series 2006-CW2 AV5 2.726% (LIBOR01M + 0.24%, Floor 0.24%) 8/25/36 ●	500,000	$483,964
Long Beach Mortgage Loan Trust
Series 2006-1 2A4 2.79% (LIBOR01M + 0.30%, Floor 0.30%) 2/25/36 ●	3,232,839	2,665,850
Series 2006-7 1A 2.641% (LIBOR01M + 0.155%, Floor 0.16%) 8/25/36 ●	3,067,475	1,871,260
Mercedes-Benz Master Owner Trust
Series 2018-BA A 144A 2.824% (LIBOR01M + 0.34%) 5/15/23 #●	600,000	600,126
Merrill Lynch Mortgage Investors Trust
Series 2006-FF1 M2 2.776% (LIBOR01M + 0.29%, Floor 0.29%) 8/25/36 ●	35,646	35,646
Morgan Stanley ABS Capital I Trust
Series 2007-HE1 A2C 2.636% (LIBOR01M + 0.15%, Floor 0.15%) 11/25/36 ●	5,155,147	3,488,134
Series 2007-HE5 A2D 2.826% (LIBOR01M + 0.34%, Floor 0.34%) 3/25/37 ●	3,500,130	1,831,890
Navistar Financial Dealer Note Master Owner Trust II
Series 2018-1 A 144A 3.116% (LIBOR01M + 0.63%, Floor 0.63%) 9/25/23 #●	450,000	450,670
New Century Home Equity Loan Trust
Series 2005-1 M2 3.206% (LIBOR01M + 0.72%, Cap 12.50%, Floor 0.48%) 3/25/35 ●	233,599	227,089
New Residential Mortgage Loan Trust
Series 2018-RPL1 A1 144A 3.50% 12/25/57 #●	382,057	384,118

	Principal	Value
	amount°	(US $)

Non-Agency Asset-Backed Securities (continued)

Option One Mortgage Loan Trust
Series 2005-1 M1 3.266% (LIBOR01M + 0.78%, Floor 0.52%) 2/25/35 ●	2,155,252	$2,089,423
Series 2007-4 2A4 2.796% (LIBOR01M + 0.31%, Floor 0.31%) 4/25/37 ●	6,562,623	4,316,384
Penarth Master Issuer
Series 2018-2A A1 144A 2.932% (LIBOR01M + 0.45%) 9/18/22 #●	1,625,000	1,617,223
PFS Financing
Series 2018-E A 144A 2.934% (LIBOR01M + 0.45%) 10/15/22 #●	2,315,000	2,315,236
RAAC Trust
Series 2005-SP2 2A 2.786% (LIBOR01M + 0.30%, Cap 14.00%, Floor 0.30%) 6/25/44 ●	422,562	376,419
RAMP Trust
Series 2007-RZ1 A2 2.646% (LIBOR01M + 0.16%, Cap 14.00%, Floor 0.16%) 2/25/37 ●	264,870	263,255
Sofi Consumer Loan Program
Series 2017-3 A 144A 2.77% 5/25/26 #	882,211	879,331
Series 2018-1 A1 144A 2.55% 2/25/27 #	426,063	424,938
Sofi Professional Loan Program
Series 2016-F A2 144A 3.02% 2/25/40 #	384,023	384,330
Soundview Home Loan Trust
Series 2006-OPT1 2A4 2.756% (LIBOR01M + 0.27%, Floor 0.27%) 3/25/36 ●	300,000	292,770
Series 2006-WF2 A1 2.616% (LIBOR01M + 0.13%, Floor 0.13%) 12/25/36 ●	120,861	120,699
SpringCastle America Funding
Series 2016-AA A 144A 3.05% 4/25/29 #	1,946,060	1,943,603

	Principal	Value
	amount°	(US $)

Non-Agency Asset-Backed Securities (continued)

Structured Asset Investment Loan Trust
Series 2003-BC2 M1 3.866% (LIBOR01M + 1.38%, Floor 0.92%) 4/25/33 ●	15,778	$15,670
Structured Asset Securities Mortgage Loan Trust
Series 2006-BC1 A6 2.756% (LIBOR01M + 0.27%, Floor 0.27%) 3/25/36 ●	1,755,667	1,582,285
Tesla Auto Lease Trust
Series 2018-B A 144A 3.71% 8/20/21 #	950,793	961,645
Towd Point Mortgage Trust
Series 2017-1 A1 144A 2.75% 10/25/56 #●	1,171,653	1,158,748
Series 2017-2 A1 144A 2.75% 4/25/57 #●	144,956	143,481
Series 2017-4 M1 144A 3.25% 6/25/57 #●	615,000	582,958
Series 2018-1 A1 144A 3.00% 1/25/58 #●	252,336	249,740
Trafigura Securitisation Finance
Series 2018-1A A1 144A 3.214% (LIBOR01M + 0.73%) 3/15/22 #●	650,000	650,154
Volvo Financial Equipment Master Owner Trust
Series 2017-A A 144A 2.984% (LIBOR01M + 0.50%) 11/15/22 #●	1,075,000	1,077,569
Wendys Funding
Series 2018-1A A2I 144A 3.573% 3/15/48 #	474,000	467,298

Total Non-Agency Asset-Backed Securities (cost $76,356,353)		78,216,647

Non-Agency Collateralized Mortgage Obligations – 1.74%

Alternative Loan Trust Resecuritization
Series 2008-2R 3A1 6.00% 8/25/37 ●	1,198,131	909,845
ARM Mortgage Trust
Series 2004-5 3A1 4.542% 4/25/35 ●	322,884	325,365
Series 2005-10 3A31 3.907% 1/25/36 ●	182,899	172,330

(continues	)	75

Schedules of investments

Optimum Fixed Income Fund

	Principal amount°	Value (US $)

Non-Agency Collateralized Mortgage Obligations (continued)

ARM Mortgage Trust
Series 2006-2 1A4 4.581% 5/25/36 ●	707,653	$692,786
Banc of America Alternative Loan Trust
Series 2005-6 7A1 5.50% 7/25/20	15,257	13,859
Banc of America Funding Trust
Series 2005-E 7A1 2.555% (COF 11 + 1.43%, Floor 1.43%) 6/20/35 ●	137,246	117,092
Series 2006-I 1A1 4.468% 12/20/36 ●	224,666	230,638
Banc of America Mortgage Trust
Series 2003-D 2A1 4.476% 5/25/33 ●	198,570	202,399
Bear Stearns ARM Trust
Series 2003-5 2A1 4.354% 8/25/33 ●	33,127	33,286
Chase Mortgage Finance Trust
Series 2005-A1 3A1 4.186% 12/25/35 ●	93,536	89,701
CHL Mortgage Pass Through Trust
Series 2007-4 1A1 6.00% 5/25/37 ◆	1,069,978	816,935
Civic Mortgage
Series 2018-1 A1 144A 3.892% 6/25/22 #f	557,987	556,843
COLT Mortgage Loan Trust
Series 2017-2 A1A 144A 2.415% 10/25/47 #●	1,366,748	1,362,437
Connecticut Avenue Securities Trust
Series 2018-R07 1M2 144A 4.886% (LIBOR01M + 2.40%) 4/25/31 #●	780,000	787,299
Series 2019-R01 2M2 144A 4.936% (LIBOR01M + 2.45%) 7/25/31 #●	500,000	500,625
Series 2019-R02 1M2 144A 4.786% (LIBOR01M + 2.30%, Floor 2.30%) 8/25/31 #●	1,500,000	1,509,806
CSMC Mortgage-Backed Trust
Series 2005-1R 2A5 144A 5.75% 12/26/35 #	1,197,209	1,155,082
Series 2007-1 5A14 6.00% 2/25/37	235,907	204,315

	Principal amount°	Value (US $)

Non-Agency Collateralized Mortgage Obligations (continued)

CSMC Mortgage-Backed Trust
Series 2007-3 4A6 2.736% (LIBOR01M + 0.25%, Cap 7.00%, Floor 0.25%) 4/25/37 ●	212,234	$180,333
Series 2007-3 4A12 4.265% (6.75% minus LIBOR01M, Cap 6.75%) 4/25/37 S●	212,351	26,665
Series 2007-3 4A15 5.50% 4/25/37	94,239	92,851
Flagstar Mortgage Trust
Series 2018-1 A5 144A 3.50% 3/25/48 #●	558,968	558,780
Series 2018-5 A7 144A 4.00% 9/25/48 #●	469,629	474,980
Galton Funding Mortgage Trust
Series 2018-1 A43 144A 3.50% 11/25/57 #●	373,146	373,739
GMACM Mortgage Loan Trust
Series 2006-J1 A1 5.75% 4/25/36	39,815	39,393
GSR Mortgage Loan Trust
Series 2007-AR1 2A1 4.153% 3/25/47 ●	715,115	638,086
Holmes Master Issuer
Series 2018-2A A2 144A 3.207% (LIBOR03M + 0.42%) 10/15/54 #●	1,745,000	1,743,381
JPMorgan Mortgage Trust
Series 2006-A6 2A4L 4.374% 10/25/36 ●	428,543	394,252
Series 2006-A7 2A2 4.211% 1/25/37 ●	84,146	80,113
Series 2007-A1 6A1 4.43% 7/25/35 ●	132,647	133,574
Series 2014-2 B1 144A 3.417% 6/25/29 #●	62,827	63,083
Series 2014-2 B2 144A 3.417% 6/25/29 #●	62,827	62,710
Series 2015-4 B1 144A 3.624% 6/25/45 #●	780,116	786,324
Series 2015-4 B2 144A 3.624% 6/25/45 #●	333,422	332,043
Series 2015-5 B2 144A 3.27% 5/25/45 #●	615,127	609,305
Series 2015-6 B1 144A 3.612% 10/25/45 #●	334,911	337,771
Series 2015-6 B2 144A 3.612% 10/25/45 #●	325,860	326,402

	Principal amount°		Value (US $)

Non-Agency Collateralized Mortgage Obligations (continued)

JPMorgan Mortgage Trust
Series 2016-4 B1 144A 3.898% 10/25/46 #●		234,685	$239,234
Series 2016-4 B2 144A 3.898% 10/25/46 #●		398,965	404,471
Series 2017-1 B2 144A 3.549% 1/25/47 #●		701,485	697,247
Series 2017-2 A3 144A 3.50% 5/25/47 #●		307,893	307,008
Series 2018-3 A5 144A 3.50% 9/25/48 #●		1,312,879	1,313,751
Series 2018-4 A15 144A 3.50% 10/25/48 #●		677,897	679,145
Series 2018-6 1A4 144A 3.50% 12/25/48 #●		437,534	438,822
Series 2018-7FRB A2 144A 3.24% (LIBOR01M + 0.75%) 4/25/46 #●		485,672	484,863
Series 2019-2 A4 144A 4.00% 8/25/49 #=●		2,000,000	2,027,400
Series 2019-LTV1 A3 144A 4.00% 6/25/49 #●		1,030,000	1,041,427
Lanark Master Issuer
Series 2019-1A 1A1 144A 3.467% (LIBOR03M + 0.77%) 12/22/69 #●		800,000	802,046
Lehman Mortgage Trust
Series 2007-10 2A2 6.50% 1/25/38		1,582,939	1,031,386
Ludgate Funding
Series 2006-1X A2A 1.042% (BP0003M + 0.19%) 12/1/60 ●	GBP	1,492,138	1,841,266
Series 2008-W1X A1 1.448% (BP0003M + 0.60%) 1/1/61 ●	GBP	646,444	815,928
Mansard Mortgages
Series 2007-1X A2 1.108% (BP0003M + 0.18%) 4/15/47 ●	GBP	715,353	883,382
MASTR Alternative Loan Trust
Series 2004-3 8A1 7.00% 4/25/34		1,853	2,010
Series 2004-5 6A1 7.00% 6/25/34		30,988	32,332
MASTR ARM Trust
Series 2004-4 4A1 4.191% 5/25/34 ●		64,342	63,914
Merrill Lynch Mortgage Investors Trust
Series 2004-A1 2A2 4.538% 2/25/34 ●		4,997	5,007

	Principal amount°	Value (US $)

Non-Agency Collateralized Mortgage Obligations (continued)

Opteum Mortgage Acceptance Trust
Series 2006-1 2A1 5.75% 4/25/36 ●	184,049	$184,853
RALI Series Trust
Series 2007-QA5 2A1 5.99% 9/25/37 ●	3,814,199	3,202,408
Reperforming Loan REMIC Trust
Series 2006-R1 AF1 144A 2.826% (LIBOR01M + 0.34%, Cap 9.50%, Floor 0.34%) 1/25/36 #●	1,109,094	1,083,512
RFMSI Trust
Series 2004-S9 2A1 4.75% 12/25/19	6,878	6,846
Sequoia Mortgage Trust
Series 2004-5 A3 3.436% (LIBOR06M + 0.56%, Cap 11.50%, Floor 0.28%) 6/20/34 ●	171,151	164,930
Series 2007-1 4A1 3.805% 9/20/46 ●	511,465	414,803
Series 2015-1 B2 144A 3.876% 1/25/45 #●	355,028	359,534
Series 2017-4 A1 144A 3.50% 7/25/47 #●	326,268	326,044
Series 2018-5 A4 144A 3.50% 5/25/48 #●	578,452	580,481
Series 2018-8 A4 144A 4.00% 11/25/48 #●	1,018,035	1,033,377
Series 2019-CH1 A1 144A 4.00% 3/25/49 #●	1,023,171	1,046,999
Structured ARM Loan Trust
Series 2006-1 7A4 4.201% 2/25/36 ●	377,101	355,219
Structured Asset Mortgage Investments II Trust
Series 2005-AR5 A2 2.732% (LIBOR01M + 0.25%, Cap 11.00%, Floor 0.25%) 7/19/35 ●	328,545	325,653
WaMu Mortgage Pass Through Certificates Trust
Series 2005-AR16 1A3 4.256% 12/25/35 ◆ ●	384,860	384,320
Series 2007-HY1 3A3 3.874% 2/25/37 ◆ ●	231,269	220,791
Series 2007-HY7 4A1 3.943% 7/25/37 ◆ ●	461,476	424,696

(continues	)	77

Schedules of investments

Optimum Fixed Income Fund

	Principal amount°	Value (US $)

Non-Agency Collateralized Mortgage Obligations (continued)

Washington Mutual Mortgage Pass Through Certificates Trust
Series 2005-1 5A2 6.00% 3/25/35 ◆	7,124	$881
Wells Fargo Mortgage-Backed Securities Trust
Series 2005-AR16 2A1 5.017% 2/25/34 •	81,567	83,733
Series 2006-2 3A1 5.75% 3/25/36	39,506	38,719
Series 2006-3 A11 5.50% 3/25/36	68,549	68,945
Series 2006-6 1A3 5.75% 5/25/36	29,577	28,690
Series 2006-AR5 2A1 5.081% 4/25/36 •	30,330	30,150
Series 2006-AR11 A6 4.53% 8/25/36 •	346,227	334,525
Series 2006-AR17 A1 4.75% 10/25/36 •	188,739	188,246
Series 2007-10 1A36 6.00% 7/25/37	171,971	169,994

Total Non-Agency Collateralized Mortgage Obligations (cost $41,965,412)		41,103,416

Non-Agency Commercial Mortgage-Backed Securities – 3.51%

BANK
Series 2017-BNK5 A5 3.39% 6/15/60	1,430,000	1,448,849
Series 2017-BNK5 B 3.896% 6/15/60 •	605,000	611,956
Series 2017-BNK7 A5 3.435% 9/15/60	715,000	730,378
Series 2017-BNK8 A4 3.488% 11/15/50	515,000	526,211
Series 2018-BN14 A4 4.231% 9/15/60	800,000	862,463
BBCMS Mortgage Trust
Series 2018-C2 A5 4.314% 12/15/51	1,080,000	1,171,042
BBCMS Trust
Series 2015-STP A 144A 3.323% 9/10/28 #	3,357,252	3,373,325
BENCHMARK Mortgage Trust
Series 2018-B1 A5 3.666% 1/15/51 •	2,310,000	2,392,953
Series 2018-B6 A4 4.261% 10/10/51	1,450,000	1,568,807

	Principal amount°	Value (US $)

Non-Agency Commercial Mortgage-Backed Securities (continued)

BENCHMARK Mortgage Trust
Series 2019-B9 A5 4.016% 3/15/52	695,000	$738,085
BX Trust
Series 2017-APPL A 144A 3.364% (LIBOR01M + 0.88%, Floor 0.88%) 7/15/34 #•	509,424	508,301
Caesars Palace Las Vegas Trust
Series 2017-VICI A 144A 3.531% 10/15/34 #	650,000	663,360
CD Mortgage Trust
Series 2017-CD6 B 3.911% 11/13/50 •	440,000	447,783
CFCRE Commercial Mortgage Trust
Series 2016-C7 A3 3.839% 12/10/54	3,100,000	3,228,145
Citigroup Commercial Mortgage Trust
Series 2014-GC25 A4 3.635% 10/10/47	785,000	810,597
Series 2015-GC27 A5 3.137% 2/10/48	1,400,000	1,407,405
Series 2016-P3 A4 3.329% 4/15/49	1,305,000	1,322,976
Series 2017-C4 A4 3.471% 10/12/50	635,000	648,656
Series 2018-C5 A4 4.228% 6/10/51	3,200,000	3,439,283
CLNS Trust
Series 2017-IKPR A 144A 3.293% (LIBOR01M + 0.80%, Floor 0.80%) 6/11/32 #•	1,000,000	997,480
COMM Mortgage Trust
Series 2013-WWP A2 144A 3.424% 3/10/31 #	1,100,000	1,129,097
Series 2014-CR20 AM 3.938% 11/10/47	2,225,000	2,288,327
Series 2015-3BP A 144A 3.178% 2/10/35 #	605,000	611,489
Series 2015-CR23 A4 3.497% 5/10/48	780,000	799,920
Commercial Mortgage Pass Through Certificates
Series 2016-CR28 A4 3.762% 2/10/49 ◆	2,330,000	2,418,994

	Principal amount°	Value (US $)

Non-Agency Commercial Mortgage-Backed Securities (continued)

DBJPM Mortgage Trust
Series 2016-C1 A4 3.276% 5/10/49	900,000	$909,890
Series 2016-C3 A5 2.89% 8/10/49	945,000	931,067
DBUBS Mortgage Trust Series 2011-LC1A C 144A 5.699% 11/10/46 #●	600,000	625,312
GRACE Mortgage Trust Series 2014-GRCE B 144A 3.52% 6/10/28 #	3,705,000	3,732,789
GS Mortgage Securities II Series 2018-GS10 C 4.413% 7/10/51 ●	465,000	480,341
GS Mortgage Securities Trust
Series 2010-C1 C 144A 5.635% 8/10/43 #●	375,000	383,373
Series 2015-GC32 A4 3.764% 7/10/48	1,000,000	1,041,319
Series 2016-RENT A 144A 3.203% 2/10/29 #	2,300,000	2,309,993
Series 2017-GS5 A4 3.674% 3/10/50	1,280,000	1,326,115
Series 2017-GS6 A3 3.433% 5/10/50	1,935,000	1,961,923
Series 2017-GS6 XA 1.047% 5/10/50 ●	21,903,804	1,547,272
Series 2018-GS9 A4 3.992% 3/10/51 ●	570,000	602,896
Series 2019-GC38 A4 3.968% 2/10/52	870,000	921,008
JPMBB Commercial Mortgage Securities Trust
Series 2015-C31 A3 3.801% 8/15/48	8,177,272	8,512,363
Series 2015-C33 A4 3.77% 12/15/48	570,000	592,670
JPMDB Commercial Mortgage Securities Trust
Series 2016-C2 A4 3.144% 6/15/49	1,640,000	1,642,864
Series 2016-C4 A3 3.141% 12/15/49	1,065,000	1,066,524
Series 2017-C7 A5 3.409% 10/15/50	1,395,000	1,418,266
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2005-CB11 E 5.568% 8/12/37 ●	230,000	234,295
Series 2013-LC11 B 3.499% 4/15/46	355,000	354,635

	Principal amount°	Value (US $)

Non-Agency Commercial Mortgage-Backed Securities (continued)

JPMorgan Chase Commercial Mortgage Securities Trust
Series 2016-JP2 AS 3.056% 8/15/49	1,250,000	$1,222,169
Series 2016-WIKI A 144A 2.798% 10/5/31 #	705,000	701,819
Series 2016-WIKI B 144A 3.201% 10/5/31 #	690,000	688,653
LB-UBS Commercial Mortgage Trust Series 2006-C6 AJ 5.452% 9/15/39 ●	455,185	314,225
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2015-C26 A5 3.531% 10/15/48	960,000	987,012
Series 2015-C27 ASB 3.557% 12/15/47	2,200,000	2,262,302
Series 2016-C29 A4 3.325% 5/15/49	795,000	806,254
Morgan Stanley Capital I Trust
Series 2014-CPT AM 144A 3.402% 7/13/29 #●	2,200,000	2,218,557
Series 2016-BNK2 A4 3.049% 11/15/49	2,066,000	2,053,378
Series 2018-L1 A4 4.407% 10/15/51	1,560,000	1,701,706
UBS Commercial Mortgage Trust Series 2018-C9 A4 4.117% 3/15/51 ●	970,000	1,032,162
UBS-Barclays Commercial Mortgage Trust Series 2013-C5 B 144A 3.649% 3/10/46 #●	480,000	485,699
Wells Fargo Commercial Mortgage Trust
Series 2014-LC18 A5 3.405% 12/15/47	275,000	280,027
Series 2015-C30 XA 0.917% 9/15/58 ●	6,259,317	287,248
Series 2015-NXS3 A4 3.617% 9/15/57	510,000	523,898
Series 2016-BNK1 A3 2.652% 8/15/49	1,220,000	1,184,304
Series 2017-C38 A5 3.453% 7/15/50	905,000	917,747

(continues	)	79

Schedules of investments

Optimum Fixed Income Fund

	Principal		Value
	amount°		(US $)

Non-Agency Commercial Mortgage-Backed Securities (continued)

Wells Fargo Commercial Mortgage Trust Series 2017-RB1 XA 1.278% 3/15/50 ●		8,474,068	$684,713

Total Non-Agency Commercial Mortgage-Backed Securities (cost $83,171,270)			83,092,670

Regional Bonds – 0.32%Δ

Argentina – 0.02%
Provincia de Cordoba 144A 7.125% 8/1/27 #		675,000	479,932

			479,932

Australia – 0.04%
New South Wales Treasury 4.00% 5/20/26	AUD	404,900	326,285
Queensland Treasury
144A 2.75% 8/20/27 #	AUD	446,000	330,416
144A 3.25% 7/21/28 #	AUD	495,000	380,385

			1,037,086

Canada – 0.05%
Province of Ontario
2.60% 6/2/27	CAD	203,000	155,007
3.45% 6/2/45	CAD	551,000	462,859
Province of Quebec
1.65% 3/3/22	CAD	419,000	312,644
6.00% 10/1/29	CAD	155,000	154,165

			1,084,675

Finland – 0.06%
Municipality Finance
144A 1.75% 5/21/19 #		1,000,000	998,962
144A 2.909% (LIBOR03M + 0.17%) 2/7/20 #●		485,000	485,744

			1,484,706

Spain – 0.15%
Autonomous Community of Catalonia 4.90% 9/15/21	EUR	1,800,000	2,191,989
4.95% 2/11/20	EUR	1,100,000	1,277,544

			3,469,533

Total Regional Bonds (cost $7,902,469)			7,555,932

	Principal	Value
	amount°	(US $)

Loan Agreements – 3.99%

Acrisure Tranche B 1st Lien 6.879% (LIBOR03M + 4.25%) 11/22/23 ●	893,659	$888,347
Alpha 3 Tranche B1 1st Lien 5.601% (LIBOR03M + 3.00%) 1/31/24 ●	317,833	311,675
Altice France Tranche B11 1st Lien 5.249% (LIBOR01M + 2.75%) 7/31/25 ●	1,146,478	1,071,599
Altice France Tranche B12 1st Lien 6.171% (LIBOR01M + 3.688%) 1/31/26 ●	307,295	290,701
Altice France Tranche B13 1st Lien 6.484% (LIBOR01M + 4.00%) 8/14/26 ●	134,663	129,164
AMC Entertainment Holdings Tranche B 1st Lien 0.00% 3/20/26 ● X	1,485,000	1,476,879
American Airlines Tranche B 1st Lien 4.484% (LIBOR01M + 2.00%) 12/14/23 ●	2,156,083	2,124,584
Applied Systems 2nd Lien 9.499% (LIBOR01M + 7.00%) 9/19/25 ●	965,000	976,761
Applied Systems Tranche B 1st Lien 5.499% (LIBOR01M + 3.00%) 9/19/24 ●	1,240,554	1,226,856
Aramark Services Tranche B3 1st Lien 4.249% (LIBOR01M + 1.75%) 3/11/25 ●	1,013,575	1,007,234
AssuredPartners Tranche B 1st Lien 5.749% (LIBOR01M + 3.25%) 10/22/24 ●	1,433,167	1,390,172
Avis Budget Car Rental Tranche B 1st Lien 4.50% (LIBOR01M + 2.00%) 2/13/25 =●	314,209	307,827
Ball Metalpack Finco Tranche B 1st Lien 6.999% (LIBOR01M + 4.50%) 7/31/25 ●	356,402	353,302
Ball Metalpack Finco Tranche B 2nd Lien 11.249% (LIBOR01M + 8.75%) 7/31/26 =●	118,000	116,065
Bausch Health Americas Tranche B 1st Lien 5.481% (LIBOR01M + 3.00%) 6/1/25 ●	343,396	341,312

	Principal	Value
	amount°	(US $)

Loan Agreements (continued)

Blue Ribbon 1st Lien 6.49% (LIBOR01M + 4.00%) 11/13/21 ●	977,577	$879,819
Bombardier Recreational Products Tranche B 1st Lien 4.50% (LIBOR01M + 2.00%) 5/23/25 ●	557,200	546,474
Boxer Parent Tranche B 1st Lien 6.851% (LIBOR03M + 4.25%) 10/2/25 ●	758,100	743,980
Builders FirstSource 1st Lien 5.601% (LIBOR03M + 3.00%) 2/29/24 ●	559,285	542,972
BWAY Holding Tranche B 1st Lien 6.033% (LIBOR03M + 3.25%) 4/3/24 ●	398,659	389,888
Calpine Construction Finance 1st Lien 4.999% (LIBOR01M + 2.50%) 1/15/25 ●	250,816	248,112
Calpine Tranche B9 1st Lien 0.00% 4/1/26 ● X	360,000	356,887
Change Healthcare Holdings Tranche B 1st Lien 5.249% (LIBOR01M + 2.75%) 3/1/24 ●	355,868	351,420
Charter Communications Operating Tranche B 1st Lien 4.50% (LIBOR01M + 2.00%) 4/30/25 ●	576,680	573,540
Chemours Tranche B2 1st Lien 4.25% (LIBOR01M + 1.75%) 4/3/25 ●	1,301,411	1,286,755
CityCenter Holdings Tranche B 1st Lien 4.749% (LIBOR01M + 2.25%) 4/18/24 ●	1,020,000	1,001,300
Core & Main Tranche B 1st Lien 5.626% (LIBOR03M + 3.00%) 8/1/24 ●	897,673	892,040
CROWN Americas Tranche B 1st Lien 4.484% (LIBOR01M + 2.00%) 4/3/25 ●	254,001	254,993
CSC Holdings 1st Lien 4.734% (LIBOR01M + 2.25%) 7/17/25 ●	422,475	411,491
CSC Holdings Tranche B 1st Lien 4.984% (LIBOR01M + 2.50%) 1/25/26 ●	292,788	286,886
Datto 1st Lien 0.00% 3/29/26 =● X	500,000	497,500

	Principal	Value
	amount°	(US $)

Loan Agreements (continued)

DaVita Tranche B 1st Lien 5.243% (LIBOR03M + 2.75%) 6/24/21 ●	121,916	$122,049
Deerfield Dakota Holding Tranche B 1st Lien 5.749% (LIBOR01M + 3.25%) 2/13/25 ●	126,720	124,146
Delek US Holdings Tranche B 1st Lien 4.749% (LIBOR01M + 2.25%) 3/30/25 ●	808,041	801,981
Digicel International Finance Tranche B 1st Lien 5.88% (LIBOR03M + 3.25%) 5/27/24 ●	477,631	425,888
DTZ US Borrower Tranche B 1st Lien 5.749% (LIBOR01M + 3.25%) 8/21/25 ●	1,293,500	1,285,617
Dun & Bradstreet Tranche B 1st Lien 7.49% (LIBOR01M + 5.00%) 2/6/26 ●	205,000	203,548
Dynatrace 1st Lien 5.743% (LIBOR04M + 3.25%) 8/23/25 ●	1,022,438	1,020,041
Edgewater Generation Tranche B 1st Lien 6.249% (LIBOR01M + 3.75%) 12/13/25 ●	309,225	309,080
Envision Healthcare Tranche B 1st Lien 6.249% (LIBOR01M + 3.75%) 10/11/25 ●	301,245	282,355
Equitrans Midstream Tranche B 1st Lien 7.00% (LIBOR01M + 4.50%) 1/31/24 ●	423,938	426,057
ESH Hospitality Tranche B 1st Lien 4.499% (LIBOR01M + 2.00%) 8/30/23 ●	1,860,260	1,847,305
ExamWorks Group Tranche B1 1st Lien 5.749% (LIBOR01M + 3.25%) 7/27/23 ●	1,025,680	1,020,551
First Data 1st Lien Loan 4.486% (LIBOR01M + 2.00%) 7/10/22 ●	425,347	424,749
Loan 4.486% (LIBOR01M + 2.00%) 4/26/24 ●	1,969,227	1,965,535
Flex Acquisition 1st Lien 5.626% (LIBOR01M + 3.00%) 12/29/23 ●	197,557	191,939

(continues	)	81

Schedules of investments

Optimum Fixed Income Fund

	Principal amount°	Value (US $)

Loan Agreements (continued)

Flying Fortress Holdings Tranche B 1st Lien 4.351% (LIBOR03M + 1.75%) 10/30/22 ●	496,000	$495,432
Gardner Denver Tranche B1 1st Lien 5.249% (LIBOR01M + 2.75%) 7/30/24 ●	366,450	366,507
Gates Global Tranche B2 1st Lien 5.249% (LIBOR01M + 2.75%) 3/31/24 ●	709,808	703,407
Gentiva Health Services 1st Lien 6.25% (LIBOR01M + 3.75%) 7/2/25 =●	257,710	257,545
GIP III Stetson I Tranche B 1st Lien 6.732% (LIBOR01M + 4.25%) 7/18/25 ●	328,934	326,673
Gray Television Tranche B2 1st Lien 4.732% (LIBOR01M + 2.25%) 2/7/24 ●	1,498,322	1,482,804
Greenhill & Co. Tranche B 1st Lien 6.285% (LIBOR02M + 3.75%) 10/12/22 ●	304,013	306,673
Grizzly Finco Tranche B 1st Lien 6.047% (LIBOR03M + 3.25%) 10/1/25 ●	373,125	372,659
GVC Holdings Tranche B2 1st Lien 4.999% (LIBOR01M + 2.50%) 3/16/24 ●	824,670	822,093
HCA Tranche B10 1st Lien 4.499% (LIBOR01M + 2.00%) 3/13/25 ●	1,559,250	1,559,250
HCA Tranche B11 1st Lien 4.249% (LIBOR01M + 1.75%) 3/18/23 ●	220,642	220,608
Heartland Dental 1st Lien 6.249% (LIBOR01M + 3.75%) 4/30/25 ●	703,290	684,829
H-Food Holdings 1st Lien 6.186% (LIBOR01M + 3.688%) 5/31/25 ●	185,967	181,317
Hilton Worldwide Finance Tranche B2 1st Lien 4.236% (LIBOR01M + 1.75%) 10/25/23 ●	1,275,249	1,272,629
Hoya Midco Tranche B 1st Lien 5.993% (LIBOR01M + 3.50%) 6/30/24 ●	697,575	676,648
HUB International Tranche B 1st Lien 5.515% (LIBOR03M + 2.75%) 4/25/25 ●	1,042,125	1,009,450

	Principal amount°	Value (US $)

Loan Agreements (continued)

Hyperion Insurance Group Tranche B 1st Lien 6.00% (LIBOR01M + 3.50%) 12/20/24 ●	743,547	$741,457
INEOS US Finance Tranche B 1st Lien 4.499% (LIBOR01M + 2.00%) 3/31/24 ●	948,000	931,781
IQVIA Tranche B3 1st Lien 4.249% (LIBOR01M + 1.75%) 6/11/25 ●	1,022,275	1,007,260
Iron Mountain Tranche B 1st Lien 4.249% (LIBOR01M + 1.75%) 1/2/26 ●	728,371	708,796
JBS USA LUX Tranche B 1st Lien 4.983% (LIBOR01M + 2.50%) 10/30/22 ●	415,847	413,352
Kronos Tranche B 1st Lien 5.736% (LIBOR03M + 3.00%) 11/1/23 ●	525,421	520,372
Lamar Media Tranche B 1st Lien 4.25% (LIBOR01M + 1.75%) 3/16/25 ●	395,503	395,005
Las Vegas Sands Tranche B 1st Lien 4.249% (LIBOR01M + 1.75%) 3/27/25 ●	194,020	190,867
Lucid Energy Group II Borrower 1st Lien 5.486% (LIBOR01M + 3.00%) 2/18/25 ●	725,159	689,127
LUX HOLDCO III 1st Lien 5.579% (LIBOR02M + 3.00%) 3/28/25 ●	221,760	220,374
MGM Growth Properties Operating Partnership Tranche B 1st Lien 4.499% (LIBOR01M + 2.00%) 3/25/25 ●	795,289	784,685
Microchip Technology 1st Lien 4.50% (LIBOR01M + 2.00%) 5/29/25 ●	1,013,785	1,003,483
MPH Acquisition Holdings Tranche B 1st Lien 5.351% (LIBOR03M + 2.75%) 6/7/23 ●	1,039,166	1,007,081
NCI Building Systems Tranche B 1st Lien 6.547% (LIBOR03M + 3.75%) 4/12/25 ●	372,188	355,439
Neiman Marcus Group 1st Lien 5.733% (LIBOR01M + 3.25%) 10/25/20 ●	260,898	243,015

	Principal amount°	Value (US $)

Loan Agreements (continued)

NFP Tranche B 1st Lien 5.499% (LIBOR01M + 3.00%) 1/8/24 ●	894,323	$863,357
ON Semiconductor Tranche B3 1st Lien 4.249% (LIBOR01M + 1.75%) 3/31/23 ●	1,810,462	1,794,620
Panda Stonewall Tranche B1 1st Lien 8.101% (LIBOR03M + 5.50%) 11/13/21 ●	288,120	285,959
Panther BF Aggregator 2 Tranche B 1st Lien 0.00% 3/18/26 ● X	80,000	79,198
Penn National Gaming Tranche B1 1st Lien 4.749% (LIBOR01M + 2.25%) 10/15/25 ●	1,745,625	1,727,987
Plaskolite PPC Intermediate II 1st Lien 6.734% (LIBOR01M + 4.25%) 12/14/25 ●	417,953	418,214
PQ Tranche B 1st Lien 5.244% (LIBOR03M + 2.50%) 2/8/25 ●	1,412,739	1,398,612
Prestige Brands Tranche B5 1st Lien 4.499% (LIBOR01M + 2.00%) 1/26/24 ●	699,145	693,246
Radiate Holdco Tranche B 1st Lien 5.499% (LIBOR01M + 3.00%) 2/1/24 ●	650,449	636,559
Refinitiv US Holdings Tranche B 1st Lien 6.249% (LIBOR01M + 3.75%) 10/1/25 ●	368,078	357,687
RPI Finance Trust Tranche B6 1st Lien 4.499% (LIBOR01M + 2.00%) 4/17/23 ●	98,428	97,946
Russell Investments US Institutional Holdco Tranche B 1st Lien 5.851% (LIBOR03M + 3.25%) 6/1/23 ●	2,094,758	2,065,302
Sable International Finance Tranche B4 1st Lien 5.749% (LIBOR01M + 3.25%) 1/31/26 ●	285,000	284,389
SBA Senior Finance II Tranche B 1st Lien 4.50% (LIBOR01M + 2.00%) 4/11/25 ●	957,763	938,906

	Principal amount°	Value (US $)

Loan Agreements (continued)

Scientific Games International Tranche B5 1st Lien 5.314% (LIBOR02M + 2.75%) 8/14/24 ●	1,697,402	$1,653,451
Sinclair Television Group Tranche B2 1st Lien 4.75% (LIBOR01M + 2.25%) 1/3/24 ●	2,580,600	2,564,069
Solenis International 1st Lien 6.629% (LIBOR03M + 4.00%) 6/26/25 ●	277,900	274,166
Sprint Communications Tranche B 1st Lien Loan 5.00% (LIBOR01M + 2.50%) 2/3/24 ●	1,547,928	1,504,393
Loan 5.50% (LIBOR01M + 3.00%) 2/3/24 =●	453,863	441,098
SS&C European Holdings Tranche B4 1st Lien 4.749% (LIBOR01M + 2.25%) 4/16/25 ●	345,027	342,619
SS&C Technologies Tranche B3 1st Lien 4.749% (LIBOR01M + 2.25%) 4/16/25 ●	479,872	476,523
StandardAero Aviation Holdings 1st Lien 6.24% (LIBOR01M + 3.75%) 7/7/22 ●	491,141	491,448
Staples 1st Lien 6.489% (LIBOR01M + 4.00%) 9/12/24 ●	421,999	419,851
Stars Group Holdings Tranche B 1st Lien 6.101% (LIBOR03M + 3.50%) 7/10/25 ●	851,903	851,570
Summit Materials Tranche B 1st Lien 4.499% (LIBOR01M + 2.00%) 11/21/24 ●	725,813	712,657
Summit Midstream Partners Holdings Tranche B 1st Lien 8.499% (LIBOR01M + 6.00%) 5/21/22 ●	289,960	288,148
Surgery Center Holdings 1st Lien 5.75% (LIBOR01M + 3.25%) 8/31/24 ●	1,080,883	1,064,333
Syneos Health Tranche B 1st Lien 4.499% (LIBOR01M + 2.00%) 8/1/24 ●	436,380	433,808

(continues	)	83

Schedules of investments

Optimum Fixed Income Fund

	Principal amount°	Value (US $)

Loan Agreements (continued)

Tecta America 1st Lien 6.999% (LIBOR01M + 4.50%) 11/21/25 =●	518,700	$512,216
Telenet Financing USD Tranche AN-DD 1st Lien 4.734% (LIBOR01M + 2.25%) 8/15/26 ●	1,045,000	1,025,406
Thor Industries Tranche B 1st Lien 6.25% (LIBOR01M + 3.75%) 2/1/26 ●	851,771	816,093
Titan Acquisition Tranche B 1st Lien 5.499% (LIBOR01M + 3.00%) 3/28/25 ●	1,170,449	1,089,981
TMS International Tranche B2 1st Lien 5.40% (LIBOR03M + 2.75%) 8/14/24 =●	207,635	204,520
TransDigm Tranche F 1st Lien 4.999% (LIBOR01M + 2.50%) 6/9/23 ●	1,015,799	993,420
Trident TPI Holdings 1st Lien 5.749% (LIBOR01M + 3.25%) 10/5/24 ●	272,118	263,274
Tronox Blocked Borrower Tranche B 1st Lien 5.499% (LIBOR01M + 3.00%) 9/22/24 ●	227,420	226,832
Tronox Finance Tranche B 1st Lien 5.499% (LIBOR01M + 3.00%) 9/22/24 ●	491,157	489,886
United Rentals North America Tranche B 1st Lien 4.249% (LIBOR01M + 1.75%) 10/31/25 ●	69,650	69,476
Unitymedia Finance Tranche D 1st Lien 4.734% (LIBOR01M + 2.25%) 1/15/26 ●	295,000	292,480
Unitymedia Finance Tranche E 1st Lien 4.484% (LIBOR01M + 2.00%) 6/1/23 ●	1,020,000	1,007,568
UPC Financing Partnership Tranche AR 1st Lien 4.984% (LIBOR01M + 2.50%) 1/15/26 ●	88,544	88,328
Upfield USA Tranche B2 1st Lien 5.603% (LIBOR03M + 3.00%) 7/2/25 ●	683,833	666,452
USI Tranche B 1st Lien 5.601% (LIBOR03M + 3.00%) 5/16/24 ●	2,169,920	2,099,398

	Principal amount°	Value (US $)

Loan Agreements (continued)

USIC Holdings 1st Lien 5.749% (LIBOR01M + 3.25%) 12/9/23 ●	657,928	$642,851
Utz Quality Foods 1st Lien 5.999% (LIBOR01M + 3.50%) 11/21/24 ●	168,715	168,715
Vantage Specialty Chemicals 2nd Lien 10.851% (LIBOR03M + 8.25%) 10/26/25 ●	40,000	38,800
Vantage Specialty Chemicals Tranche B 1st Lien 6.058% (LIBOR03M + 3.50%) 10/28/24 ●	166,126	163,218
Virgin Media Bristol Tranche K 1st Lien 4.984% (LIBOR01M + 2.50%) 1/15/26 ●	515,000	509,896
Vistra Operations Tranche B3 1st Lien 4.486% (LIBOR01M + 2.00%) 12/1/25 ●	779,113	769,276
Visual Comfort Group 1st Lien 5.499% (LIBOR01M + 3.00%) 2/28/24 =●	769,348	769,386
VVC Holding Tranche B 1st Lien 7.197% (LIBOR03M + 4.50%) 2/11/26 ●	1,360,000	1,341,867
Wand NewCo 3 Tranche B 1st Lien 5.982% (LIBOR01M + 3.50%) 2/5/26 ●	425,000	425,996
Western Digital Tranche B4 1st Lien 4.249% (LIBOR01M + 1.75%) 4/29/23 ●	121,182	118,152
WR Grace & Co-Conn Tranche B1 1st Lien 4.351% (LIBOR03M + 1.75%) 4/3/25 ●	73,316	72,308
WR Grace & Co-Conn Tranche B2 1st Lien 4.351% (LIBOR03M + 1.75%) 4/3/25 ●	125,684	123,956
Wyndham Hotels & Resorts Tranche B 1st Lien 4.249% (LIBOR01M + 1.75%) 5/30/25 ●	1,119,375	1,106,957
Wynn Resorts Tranche B 1st Lien 4.75% (LIBOR01M + 2.25%) 10/30/24 ●	775,000	759,823
XPO Logistics Tranche B 1st Lien 4.499% (LIBOR01M + 2.00%) 2/24/25 ●	1,032,000	1,014,988

	Principal amount°		Value (US $)

Loan Agreements (continued)

Zayo Group Tranche B2 1st Lien 4.749% (LIBOR01M + 2.25%) 1/19/24 ●		933,567	$929,483
Zekelman Industries 1st Lien 4.74% (LIBOR01M + 2.25%) 6/14/21 ●		969,940	961,755

Total Loan Agreements (cost $95,564,766)			94,600,867

Sovereign Bonds – 3.66%Δ

Argentina – 0.03%
Argentine Republic Government International Bond 5.625% 1/26/22		930,000	803,985

			803,985

Bermuda – 0.03%
Bermuda Government International Bond 144A 3.717% 1/25/27 #		800,000	793,000

			793,000

Brazil – 0.09%
Brazil Notas do Tesouro Nacional Series F 10.00% 1/1/27	BRL	7,619,000	2,071,141

			2,071,141

Canada – 0.04%
Canadian Government Bond 2.75% 12/1/48	CAD	171,000	152,222
Export Development Canada 2.625% 2/21/24		685,000	693,676

			845,898

Colombia – 0.10%
Colombian TES 7.00% 6/30/32	COP	7,187,000,000	2,300,596

			2,300,596

Cyprus – 0.06%
Cyprus Government International Bond 3.875% 5/6/22	EUR	1,200,000	1,501,507

			1,501,507

Egypt – 0.06%
Egypt Government International Bonds 144A 5.577% 2/21/23 #		280,000	278,550

	Principal amount°		Value (US $)

Sovereign BondsΔ (continued)

Egypt (continued)
Egypt Government International Bonds
144A 7.60% 3/1/29 #		505,000	$519,628
144A 8.70% 3/1/49 #		605,000	630,733

			1,428,911

France – 0.02%
French Republic Government Bond O.A.T. 144A 2.00% 5/25/48 #	EUR	390,000	512,749

			512,749

Ghana – 0.04%
Ghana Government International Bond 144A 7.875% 3/26/27 #		915,000	925,551

			925,551

Hungary – 0.03%
Hungary Government Bond 3.00% 10/27/27	HUF	204,200,000	744,925

			744,925

Italy – 0.01%
Italy Buoni Poliennali Del Tesoro 144A 3.45% 3/1/48 #	EUR	235,000	264,120

			264,120

Ivory Coast – 0.05%
Ivory Coast Government International Bond 144A 6.125% 6/15/33 #		1,150,000	1,062,010

			1,062,010

Japan – 1.95%
Japan Bank for International Cooperation
2.125% 6/1/20		700,000	696,810
3.221% (LIBOR03M + 0.57%) 2/24/20 ●		1,018,000	1,022,566
3.375% 10/31/23		386,000	398,724
Japan Treasury Discount Bill 0.00% 4/22/19 ≠	JPY	4,890,000,000	44,125,731

			46,243,831

Jordan – 0.02%
Jordan Government International Bond 144A 5.75% 1/31/27 #		400,000	392,864

			392,864

(continues	)	85

Schedules of investments

Optimum Fixed Income Fund

	Principal amount°		Value (US $)

Sovereign BondsΔ (continued)

Kuwait – 0.14%
Kuwait International Government Bond 144A 2.75% 3/20/22 #		3,400,000	$3,402,659

			3,402,659

Mexico – 0.08%
Mexican Bonos 7.75% 5/29/31	MXN	27,900,000	1,390,354
Mexico Government International Bond 4.35% 1/15/47		600,000	563,250

			1,953,604

Nigeria – 0.03%
Nigeria Government International Bond 144A 7.875% 2/16/32 #		620,000	645,917

			645,917

Poland – 0.02%
Republic of Poland Government Bonds
2.50% 1/25/23	PLN	634,000	168,423
3.25% 7/25/25	PLN	1,087,000	297,627

			466,050

Qatar – 0.12%
Qatar Government International Bonds
144A 4.00% 3/14/29 #		490,000	505,769
144A 5.103% 4/23/48 #		2,200,000	2,414,500

			2,920,269

Republic of Korea – 0.01%
Export-Import Bank of Korea 4.00% 6/7/27	AUD	210,000	159,219

			159,219

Russia – 0.03%
Russian Foreign Bond - Eurobond 144A 4.25% 6/23/27 #		600,000	598,997

			598,997

Saudi Arabia – 0.39%
Saudi Government International Bonds
2.375% 10/26/21		200,000	196,854
144A 2.875% 3/4/23 #		2,200,000	2,182,565
3.25% 10/26/26		1,000,000	975,342
144A 4.375% 4/16/29 #		720,000	751,591
144A 4.50% 10/26/46 #		800,000	783,302

	Principal amount°		Value (US $)

Sovereign BondsΔ (continued)

Saudi Arabia (continued)
Saudi Government International Bonds 144A 5.00% 4/17/49 #		4,200,000	$4,358,554

			9,248,208

Senegal – 0.04%
Senegal Government International Bond 144A 6.75% 3/13/48 #		960,000	888,480

			888,480

South Africa – 0.09%
Republic of South Africa Government Bonds
8.00% 1/31/30	ZAR	22,918,000	1,465,168
8.75% 1/31/44	ZAR	11,636,000	730,623

			2,195,791

Spain – 0.01%
Spain Government Bond 144A 2.70% 10/31/48 #	EUR	230,000	283,639

			283,639

Turkey – 0.04%
Turkey Government International Bonds
5.75% 5/11/47		680,000	541,875
7.625% 4/26/29		500,000	496,373

			1,038,248

Ukraine – 0.06%
Ukraine Government International Bonds
144A 7.75% 9/1/26 #		900,000	848,093
144A 9.75% 11/1/28 #		515,000	532,124

			1,380,217

United Kingdom – 0.02%
United Kingdom Gilt
1.75% 9/7/22	GBP	100,000	135,050
3.50% 1/22/45	GBP	138,800	254,656

			389,706

Uruguay – 0.02%
Uruguay Government International Bond 4.375% 1/23/31		515,000	540,879

			540,879

	Principal amount°		Value (US $)

Sovereign BondsΔ (continued)

Uzbekistan – 0.03%
Republic of Uzbekistan Bond 144A 5.375% 2/20/29 #		690,000	$686,453

			686,453

Total Sovereign Bonds (cost $86,716,412)			86,689,424

Supranational Banks – 0.62%

Arab Petroleum Investments
144A 4.125% 9/18/23 #		750,000	774,742
Asian Development Bank 3.50% 5/30/24	NZD	864,000	626,795
Banque Ouest Africaine de Developpement 144A 5.00% 7/27/27 #		1,000,000	1,000,500
Council of Europe Development Bank 1.50% 5/17/19		1,365,000	1,363,046
European Bank for Reconstruction & Development 2.602% (LIBOR03M + 0.00%) 3/23/20 ●		505,000	505,038
European Investment Bank
1.00% 9/21/26	GBP	318,000	407,193
1.25% 5/15/19		2,710,000	2,705,983
2.625% 3/15/24		610,000	618,183
6.00% 12/7/28	GBP	771,000	1,419,269
FMS Wertmanagement 2.75% 1/30/24		340,000	346,074
Inter-American Development Bank 3.007% (LIBOR03M + 0.22%) 10/15/20 ●		890,000	893,156
International Bank for Reconstruction & Development
1.25% 4/26/19		500,000	499,539
1.95% 11/9/20		800,000	793,694
2.50% 11/25/24		440,000	443,101
2.552% (LIBOR01M + 0.07%) 4/17/19 ●		440,000	440,016
3.00% 2/2/23	NZD	705,000	497,727
3.375% 1/25/22	NZD	300,000	212,512
4.625% 10/6/21	NZD	380,000	276,288
International Finance
2.375% 7/19/23	CAD	693,000	529,648
3.625% 5/20/20	NZD	163,000	113,286
3.75% 8/9/27	NZD	305,000	225,944

Total Supranational Banks (cost $14,580,394)			14,691,734

	Principal amount°	Value (US $)

US Treasury Obligations – 26.28%

US Treasury Bonds
2.50% 2/15/45	37,100,000	$35,092,107
2.75% 8/15/42	900,000	898,365
2.75% 11/15/42	1,400,000	1,396,473
2.875% 5/15/43	2,200,000	2,239,187
2.875% 8/15/45	16,700,000	16,965,831
3.00% 5/15/47	900,000	935,051
3.00% 8/15/48	3,770,000	3,912,480
3.00% 2/15/49	870,000	903,373
3.125% 5/15/48	1,490,000	1,583,998
4.375% 5/15/40	100,000	127,504
US Treasury Floating Rate Note 2.51% (USBMMY3M + 0.115%) 1/31/21 ●	3,270,000	3,267,377
US Treasury Inflation Indexed Notes
0.125% 4/15/22	3,312,064	3,279,081
0.125% 7/15/26	21,002	20,558
0.25% 1/15/25	9,352,024	9,259,236
0.375% 7/15/27	6,997,200	6,950,081
0.625% 4/15/23 ¥	2,979,308	3,001,617
0.625% 1/15/26	8,580,654	8,683,896
0.75% 7/15/28	2,506,925	2,565,165
0.875% 1/15/29	1,196,244	1,235,882
1.75% 1/15/28	14,562,301	16,098,250
2.375% 1/15/25	9,080,516	10,090,448
2.375% 1/15/27	1,622,621	1,856,418
2.50% 1/15/29	35,172	41,723
US Treasury Notes
0.875% 7/31/19	2,470,000	2,457,071
1.125% 8/31/21 ¥	13,800,000	13,438,290
1.25% 4/30/19	2,180,000	2,178,801
1.25% 6/30/19	3,365,000	3,354,682
1.50% 10/31/19	83,500,000	83,046,636
1.875% 7/31/22	39,700,000	39,256,476
2.00% 10/31/21 ¥	1,600,000	1,590,563
2.00% 11/30/22 ¥	7,700,000	7,641,047
2.00% 5/31/24	25,200,000	24,900,259
2.00% 6/30/24	7,700,000	7,604,803
2.125% 11/30/24	9,400,000	9,327,481
2.25% 3/31/26	13,100,000	13,050,875
2.25% 2/15/27	3,400,000	3,377,023
2.50% 1/31/21	21,250,000	21,330,518
2.50% 1/31/24	10,000,000	10,122,461
2.50% 2/28/26	11,300,000	11,435,954
2.625% 7/31/20	12,000,000	12,041,016
2.625% 12/31/23	61,130,000	62,209,330
2.625% 3/31/25	12,700,000	12,941,846
2.625% 2/15/29	33,590,000	34,248,021

(continues	)	87

Schedules of investments

Optimum Fixed Income Fund

	Principal amount°	Value (US $)

US Treasury Obligations (continued)

US Treasury Notes
2.75% 7/31/23	46,200,000	$47,193,480
2.75% 2/15/24 ¥	4,000,000	4,094,453
2.875% 7/31/25	15,500,000	16,025,850
2.875% 11/30/25	8,100,000	8,383,500
3.125% 11/15/28 ¥	38,500,000	40,887,450

Total US Treasury Obligations (cost $616,055,366)		622,541,987

	Number of shares

Common Stock – 0.00%

Adelphia Recovery Trust =†	1	—
Century Communications =†	1,975,000	—

Total Common Stock (cost $59,791)		—

Convertible Preferred Stock – 0.29%

A Schulman 6.00% exercise price $52.33 y	1,141	1,178,083
AMG Capital Trust II 5.15% exercise price $198.02, maturity date 10/15/37	12,029	613,476
Assurant 6.50% exercise price $106.91, maturity date 3/15/21	7,416	768,891
Bank of America 7.25% exercise price $50.00 y	417	542,880
Becton Dickinson 6.125% exercise price $211.80, maturity date 5/1/20	10,485	648,078
DTE Energy 6.50% exercise price $116.31, maturity date 10/1/19	15,559	861,191
El Paso Energy Capital Trust I 4.75% exercise price $34.49, maturity date 3/31/28	16,971	919,319
QTS Realty Trust 6.50% exercise price $47.03 y	7,404	804,222
Wells Fargo & Co. 7.50% exercise price $156.71 y	325	420,014

Total Convertible Preferred Stock (cost $6,484,007)		6,756,154

Preferred Stock – 0.09%

Bank of America 6.50%µy	1,150,000	1,248,469
General Electric 5.00%µy	300,000	280,057
Morgan Stanley 5.55%µy	240,000	244,273

	Number of shares	Value (US $)

Preferred Stock (continued)

USB Realty 144A 3.93% (LIBOR03M + 1.147%)#y●	500,000	$430,737

Total Preferred Stock (cost $2,229,700)		2,203,536

	Number of contracts

Options Purchased – 0.00%

Futures Call Option – 0.00%
US Treasury 10 yr Note strike price $143, expiration date 5/24/19, notional amount $1,816,100,000	127	—
US Ultra Bond strike price $210, expiration date 5/24/19, notional amount $294,000,000	14	—

		—

Futures Put Option – 0.00%
US Treasury 2 yr Note strike price $105, expiration date 5/24/19, notional amount $1,785,000,000	85	—

		—

Total Options Purchased (premium paid $1,865)		—

	Principal amount°		Value (US $)

Short-Term Investments – 8.21%

Discount Notes – 1.12%≠
Bank of Montreal Bankers Acceptance
1.851% 4/15/19	CAD	6,600,000	4,934,677
1.856% 4/12/19	CAD	3,000,000	2,243,372
Canadian Imperial Bank Bankers Acceptance
1.816% 4/25/19	CAD	11,800,000	8,818,190
Royal Bank of Canada Bankers Acceptance
1.80% 4/22/19	CAD	14,000,000	10,463,935

			26,460,174

	Number of shares
Money Market Mutual Funds – 2.13%
BlackRock FedFund - Institutional Shares (seven-day effective yield 2.36%)		10,097,700	10,097,700
Fidelity Investments Money Market Government Portfolio - Class I (seven-day effective yield 2.31%)		10,097,700	10,097,700
GS Financial Square Government Fund - Institutional Shares (seven-day effective yield 2.32%)		10,097,700	10,097,700
Morgan Stanley Government Portfolio - Institutional Share Class (seven-day effective yield 2.33%)		10,097,700	10,097,700
State Street Institutional US Government Money Market Fund - Investor Class (seven-day effective yield 2.31%)		10,097,700	10,097,700

			50,488,500

	Principal amount°	Value (US $)

Short-Term Investments (continued)

Repurchase Agreements – 4.96%
US Treasury repurchase agreement with Barclays Capital 3.45%, dated 3/28/19, to be repurchased 4/1/19, repurchase price $32,209,258 (collateralized by US government obligation; 2.75% 4/30/23; market value $32,798,702)	32,200,000	$32,200,000
US Treasury repurchase agreement with J.P. Morgan Securities 2.51%, dated 3/29/19, to be repurchased 4/2/19, repurchase price $52,414,614 (collateralized by US government obligation; 1.625%-3.00% 5/15/26-11/15/45; market value $52,731,511)	52,400,000	52,400,000
US Treasury repurchase agreement with J.P. Morgan Securities 3.50%, dated 3/28/19, to be repurchased 4/1/19, repurchase price $32,809,567 (collateralized by US government obligation; 3.00% 11/15/45; market value $33,415,284)	32,800,000	32,800,000

		117,400,000

Total Short-Term Investments (cost $194,317,688)		194,348,674

Total Value of Securities Before Options Written – 119.13% (cost $2,798,496,502)		2,821,903,438

	Number of contracts

Options Written – 0.00%

Put Swaptions – 0.00%
CDX.OP.IG 31 5 yr V1 I strike price $1, expiration date 4/17/19, notional amount ($500,000) (BNP)	(500,000)	(5)

(continues	)	89

Schedules of investments

Optimum Fixed Income Fund

	Number of contracts	Value (US $)

Options Written (continued)

CDX.OP.IG 31 5 yr V1 I strike price $1, expiration date 4/17/19, notional amount ($600,000) (CITI)	(600,000)	$(5)
CDX.OP.IG 31 5 yr V1 I strike price $1, expiration date 5/15/19, notional amount ($700,000) (CITI)	(700,000)	(92)
CDX.OP.IG 31 5 yr V1 I strike price $1.05, expiration date 4/17/19, notional amount ($630,000) (CITI)	(600,000)	(2)
CDX.OP.IG 31 5 yr V1 I strike price $1.15, expiration date 4/17/19, notional amount ($2,875,000) (BA)	(2,500,000)	(3)
CDX.OP.IG 31 5 yr V1 I strike price $1.15, expiration date 4/17/19, notional amount ($690,000) (CITI)	(600,000)	(1)
CDX.OP.IG 31 5 yr V1 I strike price $1.20, expiration date 4/17/19, notional amount ($720,000) (CITI)	(600,000)	—
CDX.OP.IG 31 5yr V1 I strike price $1.20, expiration date 5/15/19, notional amount ($600,000) (BA)	(600,000)	(16)

		(124)

Total Options Written (premium received $6,738)		(124)

#

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At March 31, 2019, the aggregate value of Rule 144A securities was $418,572,446, which represents 17.67% of the Fund’s net assets. See Note 10 in “Notes to financial statements.”

◆	Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.
PIK. 100% of the income received was in the form of both cash and par.
=	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the disclosure table located in Note 3 in “Notes to financial statements.”
≠	The rate shown is the effective yield at the time of purchase.
°	Principal amount shown is stated in USD unless noted that the security is denominated in another currency.
Δ	Securities have been classified by country of origin.
µ	Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at March 31, 2019. Rate will reset at a future date.
S	Interest only security. An interest only security is the interest only portion of a fixed income security, which is separated and sold individually from the principal portion of the security.
y	No contractual maturity date.
Ω	Principal only security. A principal only security is the principal only portion of a fixed income security which is separated and sold individually from the interest portion of the security.
†	Non-income producing security.
●

Variable rate investment. Rates reset periodically. Rate shown reflects the rate in effect at March 31, 2019. For securities based on a published reference rate and spread, the reference rate and spread are indicated in their description above. The reference rate descriptions (i.e. LIBOR03M, LIBOR06M, etc.) used in this report are identical for different securities, but the underlying reference rates may differ due to the timing of the reset period. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their description above.

X	This loan will settle after March 31, 2019, at which time the interest rate, based on the LIBOR and the agreed upon spread on trade date, will be reflected.
f	Step coupon bond. Stated rate in effect at March 31, 2019 through maturity date.
¥	Fully or partially pledged as collateral for futures and swap contracts.

The following foreign currency exchange contracts, futures contracts, and swap contracts were outstanding at March 31, 2019:1

Foreign Currency Exchange Contracts

Counterparty	Contracts to Receive (Deliver)		In Exchange For		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
BA	AUD	(3,195,133)	USD	2,279,852	4/26/19	$9,892	$—
BA	CAD	(8,543,000)	USD	6,367,415	4/2/19	—	(26,027)
BA	CAD	(3,000,000)	USD	2,251,816	4/12/19	6,093	—
BA	CAD	(6,600,000)	USD	4,954,337	4/15/19	13,370	—
BA	CAD	430,720	USD	(326,929)	4/26/19	—	(4,389)
BA	CAD	8,543,000	USD	(6,372,305)	5/3/19	26,170	—
BA	EUR	19,622,000	USD	(22,083,873)	4/2/19	—	(65,385)
BA	EUR	938,738	USD	(1,066,737)	4/26/19	—	(11,210)
BA	EUR	(27,623,000)	USD	31,169,488	5/3/19	90,883	—
BA	GBP	(37,000)	USD	48,416	4/2/19	216	—
BA	JPY	(108,073,375)	USD	980,871	4/26/19	3,283	—
BA	NZD	129,589	USD	(88,524)	4/26/19	—	(229)
BA	SGD	(9,478,080)	USD	7,008,734	6/19/19	4,189	—
BA	TRY	(3,024,000)	USD	534,842	4/1/19	—	(4,045)
BNP	AUD	(1,474,280)	USD	1,051,455	4/26/19	4,063	—
BNP	EUR	977,000	USD	(1,097,728)	4/1/19	—	—
BNP	EUR	(1,710,000)	USD	1,928,583	4/2/19	9,736	—
BNP	GBP	10,307,000	USD	(13,562,318)	4/2/19	—	(135,199)
BNP	GBP	(10,307,000)	USD	13,583,084	5/3/19	134,944	—
BNP	INR	23,338,266	USD	(323,334)	6/19/19	9,205	—
BNP	JPY	(4,890,000,000)	USD	45,063,725	4/22/19	847,422	—
BNP	MXN	3,079,632	USD	(159,000)	4/26/19	—	(1,054)
BNP	NOK	(3,327,664)	USD	387,378	4/26/19	1,135	—
BNP	TWD	(186,760,561)	USD	6,076,280	6/19/19	4,840	—
BNYM	AUD	(8,975)	USD	6,357	4/1/19	—	(16)
BNYM	CAD	(4,650)	USD	3,477	4/1/19	—	(3)
CITI	CAD	8,702,000	USD	(6,615,185)	4/2/19	—	(102,751)
CITI	CAD	(8,400,000)	USD	6,359,243	5/15/19	65,966	—
CITI	COP	7,581,360,440	USD	(2,429,681)	4/26/19	—	(55,705)
CITI	EUR	(1,000,000)	USD	1,123,185	4/1/19	—	—
CITI	EUR	(1,110,000)	USD	1,247,057	4/2/19	1,490	—
CITI	EUR	1,000,000	USD	(1,126,200)	5/3/19	—	(1,101)
CITI	GBP	(10,307,000)	USD	13,578,388	4/2/19	151,269	—
CITI	JPY	(114,136,812)	USD	1,029,300	4/1/19	—	—
CITI	JPY	127,200,000	USD	(1,149,472)	4/26/19	1,128	—
CITI	JPY	(414,700,000)	USD	3,770,000	5/8/19	15,526	—
CITI	KRW	(128,438,975)	USD	114,965	6/19/19	1,806	—
CITI	MXN	754,000	USD	(38,982)	4/24/19	—	(299)
HSBC	EUR	1,310,528	USD	(1,493,045)	4/26/19	—	(19,474)
HSBC	GBP	(1,332,923)	USD	1,739,792	4/26/19	1,274	—
JPMCB	CAD	(14,000,000)	USD	10,445,604	4/22/19	—	(37,098)
JPMCB	CAD	(11,800,000)	USD	8,804,749	4/25/19	—	(31,344)
JPMCB	EUR	(17,811,000)	USD	20,328,015	4/2/19	341,710	—
JPMCB	JPY	114,159,345	USD	(1,031,029)	4/1/19	—	—
JPMCB	PLN	(1,265,105)	USD	331,209	4/26/19	1,412	—
TDB	JPY	456,933,221	USD	(4,147,765)	4/26/19	—	(14,532)

Total Foreign Currency Exchange Contracts						$1,747,022	$(509,861)

(continues	)	91

Schedules of investments

Optimum Fixed Income Fund

Futures Contracts

Contracts to Buy (Sell)		Notional Amount	Notional Cost	Expiration Date	Value/ Unrealized Appreciation	Value/ Unrealized Depreciation	Variation Margin Due from (Due to) Brokers

122	3 Month Euro Euribor	$34,285,223	$34,231,461	12/14/20	$53,762	$—	$ (1,730)
(1,193)	90 Day Euro	(290,659,538)	(289,615,543)	6/18/19	—	(1,043,995)	44,738
193	90 Day Euro	47,022,037	46,990,968	6/18/19	31,069	—	(6,562)
108	90 Day Euro	26,335,800	26,277,487	9/17/19	58,313	—	(6,750)
(12)	90 Day Euro	(2,933,250)	(2,920,733)	6/16/20	—	(12,517)	2,550
(30)	90 Day Euro	(7,338,000)	(7,304,818)	9/15/20	—	(33,182)	6,000
(272)	90 Day Euro	(66,541,400)	(66,329,221)	12/14/20	—	(212,179)	48,000
176	90 Day Sterling	28,413,207	28,406,218	6/19/19	6,989	—	2,855
(176)	90 Day Sterling	(28,337,274)	(28,235,924)	6/15/22	—	(101,350)	3,120
9	Bankers’ Acceptance	1,650,943	1,642,693	12/17/19	8,250	—	(1,459)
15	Bankers’ Acceptance	2,753,255	2,736,979	3/17/20	16,276	—	(2,557)
62	Bankers’ Acceptance	11,383,601	11,315,742	6/15/20	67,859	—	(10,567)
41	Bankers’ Acceptance	7,528,632	7,491,276	9/14/20	37,356	—	(7,031)
61	Bankers’ Acceptance	11,202,277	11,210,700	12/14/20	—	(8,423)	(6,933)
(174)	Euro-B.T.P	(25,270,537)	(24,636,457)	6/6/19	—	(634,080)	25,609
(45)	Euro-Bund	(8,396,635)	(8,212,844)	6/6/19	—	(183,791)	2,590
(31)	Long 10 yr Gilt	(5,223,437)	(5,137,208)	6/26/19	—	(86,229)	(3,434)
85	US Treasury 2 yr Notes	18,112,969	18,051,960	6/28/19	61,009	—	(18,594)
2,508	US Treasury 5 yr Notes	290,496,937	287,786,573	6/28/19	2,710,364	—	(568,219)
1,012	US Treasury 5 yr Notes	117,218,063	116,303,393	6/28/19	914,670	—	(229,281)
(31)	US Treasury 5 yr Notes	(3,590,672)	(3,561,228)	6/28/19	—	(29,444)	7,023
602	US Treasury 10 yr Notes	74,779,688	73,684,235	6/19/19	1,095,453	—	(169,313)
442	US Treasury 10 yr Notes	54,904,687	54,180,717	6/19/19	723,970	—	(124,098)
(143)	US Treasury 10 yr Notes	(17,763,281)	(17,512,691)	6/19/19	—	(250,590)	40,219
248	US Treasury Long Bonds	37,114,750	36,080,472	6/19/19	1,034,278	—	(93,000)
74	US Treasury Long Bonds	11,074,562	10,766,755	6/19/19	307,807	—	(27,750)
(13)	US Treasury Ultra Bonds	(2,184,000)	(2,104,310)	6/19/19	—	(79,690)	5,250

Total Futures Contracts			$311,586,652		$7,127,425	$(2,675,470)	$(1,089,324)

Swap Contracts

CDS Contracts2

Counterparty/ Reference Obligation/ Termination Date/ Payment Frequency	Notional Amount[3]	Annual Protection Payments	Value	Upfront Payments Paid (Received)	Unrealized Appreciation[4]	Unrealized Depreciation[4]	Variation Margin Due from (Due to) Brokers
Centrally Cleared:
Protection Purchased/Moody’s Ratings:
CDX.NA.HY.31[5] 12/20/23-Quarterly	980,000	5.000%	$(65,257)	$(51,299)	$ —	$(13,958)	$(3,653)
CDX.NA.IG.31[6] 12/20/23-Quarterly	1,700,000	1.000%	(32,966)	(30,483)	—	(2,483)	(2,125)
Protection Sold Moody’s Ratings:
Citigroup CDS 6.125% 12/20/20 Baa1 12/20/20-Quarterly	700,000	1.000%	8,234	6,316	1,918	—	64
Daimler CDS 6.125% 12/20/20 Baa1 12/20/20-Quarterly	EUR800,000	1.000%	11,421	8,335	3,086	—	171

			(78,568)	(67,131)	5,004	(16,441)	(5,543)

Over-The-Counter:
Protection Sold Moody’s Ratings:
BAML Republic of Colombia 10.375% 1/28/33 Baa2 6/20/21-Quarterly	100,000	1.000%	1,124	(1,454)	2,578	—	—
BAML Republic of Colombia 10.375% 1/28/33 Baa2 6/20/22-Quarterly	250,000	1.000%	2,758	(2,452)	5,210	—	—
BNP Republic of Colombia 10.375% 1/28/33 Baa2 6/20/21-Quarterly	200,000	1.000%	2,249	(2,944)	5,193	—	—
CITI Republic of Colombia 10.375% 6/20/24 Baa2 6/20/24- Quarterly	200,000	1.000%	(803)	(2,016)	1,213	—	—
CITI Republic of Brazil 4.25% 1/7/25 /Ba2 6/20/22-Quarterly	100,000	1.000%	(678)	(4,077)	3,399	—	—
DB CMBX.NA.AAA[7] 10/17/57-Quarterly	14,200,000	0.500%	141,011	(887,204)	1,028,215	—	—
DB Republic of Colombia 10.375% 1/28/33 Baa2 6/20/21- Quarterly	200,000	1.000%	2,248	(2,908)	5,156	—	—

(continues	)	93

Schedules of investments

Optimum Fixed Income Fund

Counterparty/ Reference Obligation/ Termination Date/ Payment Frequency	Notional Amount[3]	Annual Protection Payments	Value	Upfront Payments Paid (Received)	Unrealized Appreciation[4]	Unrealized Depreciation[4]	Variation Margin Due from (Due to) Brokers
Protection Sold Moody’s Ratings (continued):
GSC Republic of Brazil 4.25% 1/7/25 /Ba2 6/20/22-Quarterly	500,000	1.000%	$(3,392)	$(20,928)	$17,536	$—	$—
GSC Republic of Colombia 10.375% 1/28/33 Baa2 6/20/21-Quarterly	3,100,000	1.000%	34,858	(46,260)	81,118	—	—
JPMCB South Africa 5.50% 3/9/20 Baa3 12/20/23-Quarterly	700,000	1.000%	(26,134)	(31,943)	5,809	—	—
JPMCB Mexico 5 yr CDS 5.950% 3/19/19 WR 12/20/19-Quarterly	7,100,000	1.000%	34,232	9,754	24,478	—	—
JPMCB Republic of Colombia 10.375% 1/28/33 Baa2 6/20/21-Quarterly	100,000	1.000%	1,124	(1,472)	2,596	—	—
MSCS CMBX.NA.BBB-.6[7] 5/11/63-Quarterly	1,200,000	3.000%	(152,367)	(160,452)	8,085	—	—
MSCS CMBX.NA.BBB-.6[7] 5/11/63-Quarterly	1,200,000	3.000%	(152,367)	(125,172)	—	(27,195)	—
MSCS CMBX.NA.BBB-.6[7] 5/11/63-Quarterly	1,200,000	3.000%	(152,367)	(136,880)	—	(15,487)	—
MSCS CMBX.NA.BBB-.6[7] 5/11/63-Quarterly	605,000	3.000%	(76,818)	(74,682)	—	(2,136)	—
MSCS CMBX.NA.BBB-.6[7] 5/11/63-Quarterly	600,000	3.000%	(76,184)	(65,521)	—	(10,663)	—
MSCS CMBX.NA.BBB-.6[7] 5/11/63-Quarterly	600,000	3.000%	(76,184)	(61,636)	—	(14,548)	—

			(497,690)	(1,618,247)	1,190,586	(70,029)	—

Total CDS Contracts			$(576,258)	$(1,685,378)	$1,195,590	$(86,470)	$(5,543)

IRS Contracts8

Reference Obligation/ Termination Date/ Payment Frequency (Fixed Rate/Floating Rate)	Notional Amount[3]	Fixed/Floating Interest Rate Paid (Received)	Value	Upfront Payments Paid (Received)	Unrealized Appreciation[4]	Unrealized Depreciation[4]	Variation Margin Due from (Due to Brokers)
Centrally Cleared:
2 yr IRS[9] 12/20/19- (Semiannually/ Quarterly)	1,100,000	2.00%/(2.633%)	$4,718	$(2,498)	$7,216	$—	$111
2 yr IRS[9] 6/28/21- (Semiannually/ Quarterly)	30,100,000	1.45%/(2.61%)	508,866	—	508,866	—	33,792

Reference Obligation/ Termination Date/ Payment Frequency (Fixed Rate/Floating Rate)	Notional Amount[3]	Fixed/Floating Interest Rate Paid (Received)	Value	Upfront Payments Paid (Received)	Unrealized Appreciation[4]	Unrealized Depreciation[4]	Variation Margin Due from (Due to Brokers)
Centrally Cleared (continued):
3 yr IRS[9] 6/21/20- (Semiannually/ Quarterly)	32,700,000	1.25%/(2.613%)	$499,849	$272,289	$227,560	$—	$13,658
3 yr IRS[9] 6/20/21- (Semiannually/ Quarterly)	17,800,000	1.75%/(2.633%)	237,925	343,128	—	(105,203)	21,240
4 yr IRS[9] 12/16/19- (Semiannually/ Quarterly)	1,600,000	2.00%/(2.615%)	6,713	(1,168)	7,881	—	158
5 yr OIS FEDL01[10] 3/01/20-(Annually/ Annually)	85,700,000	(2.50%)/2.41%	152,976	40,809	112,167	—	(18,685)
5 yr OIS FEDL01[10] 3/18/20-(Annually/ Annually)	29,200,000	(2.336%)/2.41%	14,076	(309)	14,385	—	(3,331)
5 yr IRS[9] 5/10/21- (Quarterly/ Quarterly)	15,400,000	2.631%/(2.697%)	(9,355)	—	—	(9,355)	403
5 yr IRS[9] 5/11/21- (Quarterly/ Quarterly)	7,700,000	2.688%/(2.697%)	(4,152)	—	—	(4,152)	190
5 yr IRS[9] 5/14/21- (Quarterly/ Quarterly)	9,600,000	2.627%/(2.693%)	(5,778)	—	—	(5,778)	230
5 yr IRS[9] 8/09/21- (Semiannually/ Quarterly)	6,220,000	1.191%/(2.697%)	166,132	—	166,132	—	7,524
5 yr OIS FEDL01[10] 3/01/22-(Annually/ Annually)	27,700,000	2.30%/(2.41%)	(191,290)	19,529	—	(210,819)	39,550
5 yr IRS[9] 4/27/22- (Semiannually/ Quarterly)	2,005,000	1.976%/(2.765%)	19,843	—	19,843	—	3,380
5 yr IRS[9] 6/15/22- (Semiannually/ Quarterly)	1,400,000	2.027%/(2.613%)	11,912	—	11,912	—	2,431
5 yr IRS[9] 8/10/22- (Semiannually/ Quarterly)	2,560,000	2.954%/(2.698%)	(53,937)	—	—	(53,937)	4,688
5 yr IRS[9] 8/30/22- (Semiannually/ Quarterly)	3,035,000	1.798%/(2.629%)	49,502	—	49,502	—	5,514
5 yr IRS[9] 7/27/23- (Semiannually/ Quarterly)	4,820,000	2.952%/(2.765%)	(131,693)	—	—	(131,693)	10,519
5 yr IRS[9] 8/10/23- (Semiannually/ Quarterly)	8,300,000	2.964%/(2.698%)	(232,782)	—	—	(232,782)	18,232

(continues	)	95

Schedules of investments

Optimum Fixed Income Fund

Reference Obligation/ Termination Date/ Payment Frequency (Fixed Rate/Floating Rate)	Notional Amount[3]		Fixed/Floating Interest Rate Paid (Received)	Value	Upfront Payments Paid (Received)	Unrealized Appreciation[4]	Unrealized Depreciation[4]	Variation Margin Due from (Due to Brokers)
Centrally Cleared (continued):
5 yr IRS[11] 9/18/24- (Semiannually/ Semiannually)	GBP	47,400,000	1.25%/(0.952%)	$(498,358)	$127,298	$—	$(625,656)	$(7,154)
7 yr IRS[9] 12/16/22- (Semiannually/ Quarterly)		41,600,000	2.25%/(2.615%)	61,800	592,355	—	(530,555)	80,054
7 yr IRS[9] 4/06/23- (Semiannually/ Quarterly)		750,000	1.416%/(2.795%)	25,300	—	25,300	—	1,522
10 yr IRS[9] 4/05/26- (Semiannually/ Quarterly)		750,000	1.687%/(2.795%)	31,845	—	31,845	—	1,885
10 yr IRS[9] 1/30/28- (Semiannually/ Quarterly)		1,780,000	2.68%/(2.744%)	(42,691)	—	—	(42,691)	5,756
10 yr IRS[12] 3/20/28- (Semiannually/ Semiannually)	JPY	5,490,000,000	0.30%/(0.005%)	(1,071,922)	279,398	—	(1,351,320)	8,241
10 yr IRS[9] 5/09/28- (Quarterly/ Semiannually)		14,000,000	(2.96%)/2.697%	637,911	—	637,911	—	(38,498)
10 yr IRS[9] 12/19/28- (Semiannually/ Quarterly)		600,000	3.00%/(2.625%)	(30,026)	9,613	—	(39,639)	1,650
10 yr IRS[9] 2/13/29- (Semiannually/ Quarterly)		2,000,000	3.03%/(2.688%)	(105,669)	—	—	(105,669)	5,538
30 yr IRS[9] 6/15/46- (Semiannually/ Quarterly)		16,600,000	2.50%/(2.611%)	290,160	(1,030,743)	1,320,903	—	73,192
30 yr IRS[9] 6/15/46- (Semiannually/ Quarterly)		500,000	2.50%/(2.611%)	12,327	(19,298)	31,625	—	1,903
30 yr IRS[9] 12/21/46- (Semiannually/ Quarterly)		900,000	2.25%/(2.613%)	68,518	(66,789)	135,307	—	3,369
30 yr IRS[9] 6/20/48- (Semiannually/ Quarterly)		5,300,000	2.50%/(2.633%)	135,971	590,234	—	(454,263)	21,271
30 yr IRS[9] 8/22/48- (Semiannually/ Quarterly)		4,400,000	2.905%/(2.663%)	(266,559)	—	—	(266,559)	18,673
30 yr IRS[9] 12/19/48- (Semiannually/ Quarterly)		17,800,000	3.00%/(2.625%)	(1,453,006)	706,184	—	(2,159,190)	76,830

Total IRS Contracts				$(1,160,874)	$1,860,032	$3,308,355	$(6,329,261)	$393,836

The use of foreign currency exchange contracts, futures contracts, and swap contracts involves elements of market risk and risks in excess of the amounts disclosed in these financial statements. The foreign currency exchange contracts and notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

Unfunded Loan Commitments13

The Fund may invest in floating rate loans. In connection with these investments, the Fund may also enter into unfunded corporate loan commitments (commitments). Commitments may obligate the Fund to furnish temporary financing to a borrower until permanent financing can be arranged. In connection with these commitments, the Fund earns a commitment fee, typically set as a percentage of the commitment amount. The following unfunded loan commitments were outstanding at March 31, 2019:

Borrower	Principal Amount	Cost	Value	Unrealized Appreciation (Depreciation)
Heartland Dental Tranche DD 1st Lien 3.75% (LIBOR1M+3.75%) 4/30/25	$15,739	$15,739	$15,326	$(413)

1See Note 7 in “Notes to financial statements.”

2A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). Periodic payments (receipts) on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded daily as unrealized appreciation or depreciation. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the agreement.

3Notional amount shown is stated in USD unless noted that the swap is denominated in another currency.

4Unrealized appreciation (depreciation) does not include periodic interest payments (receipt) on swap contracts accrued daily in the amount of ($651,331).

5Markit’s North America High Yield CDX Index, or the CDX.NA.HY Index, is composed of 100 liquid North American entities with high yield credit ratings that trade is in the CDS market.

6Markit’s North America Investment Grade Index, or the CDX.NA.IG Index, is composed of 125 liquid North American entities with investment grade credit ratings that trade in the CDS market.

7Markit’s CMBX Index, or the CMBX.NA Index, is a synthetic tradable index referencing a basket of 25 commercial mortgage-backed securities in North America. Credit-quality rating are measured on a scale that generally ranges from AAA (highest) to BB (lowest). US Agency and US Agency mortgage-backed securities appear under US Government.

8An IRS agreement is an exchange of interest rates between counterparties. Periodic payments (receipt) on such contracts are accrued daily and recorded as unrealized appreciation (depreciation) on swap contracts. Upon periodic payment (receipt) or termination of the contract, such amounts are recorded as realized gains (losses) on swap contracts.

9Rate resets based on LIBOR03M.

10Rate resets based on FEDL01.

11Rate resets based on BP0006M.

12Rate resets based on JPY0006M.

13See Note 10 in “Notes to financial statements.”

Summary of abbreviations:

ABS – Asset-Backed Security

ARM – Adjustable Rate Mortgage

AUD – Australian Dollar

BA – Bank of America, N.A.

BADLARPP – Argentina Term Deposit Rate

BAML – Bank of America Merrill Lynch

BBSW3M – Australian Bank Bill Swap Rate 3 Months

BNP – BNP Paribas

BNYM – The Bank of New York Mellon

BP0003M – 3 Month Sterling LIBOR Interest Rate

BP0006M – 6 Month Sterling LIBOR Interest Rate

BRL – Brazilian Real

B.T.P. – Buoni del Tesoro Poliennali

CAD – Canadian Dollar

CDO – Collateralized Debt Obligation

CDS – Credit Default Swap

CDX.NA.HY – Credit Default Swap Index North America     High Yield

CITI – Citibank, N.A.

CLO – Collateralized Loan Obligation

CMBX.NA – Commercial Mortgage-Backed Index North     America

COF 11 – Cost of Funds for the 11th District of San     Francisco

COP – Colombian Peso

DB – Deutsche Bank AG

(continues	)	97

Schedules of investments

Optimum Fixed Income Fund

Summary of abbreviations: (continued)

EUR – European Monetary Unit

EUR003M – The Euro Interbank Offered Rate

      3 Month

EURIBOR – The Euro Interbank Offered Rate

EUSA5 – Euro 5 year interest swap rate

FEDL01 – Federal Funds Rate at Maturity

FHAVA – Federal Housing Administration and

      Veterans Administration

FRA – Forward Rate Agreement

FREMF – Freddie Mac Multifamily

GBP – British Pound Sterling

GNMA – Government National Mortgage

      Association

GS – Goldman Sachs

GSC – Goldman Sachs Bank USA

H15T1Y – US Treasury Yield Curve Rate T

      Note Constant Maturity 1 Year

HSBC – HSBC Bank USA, National Association

HUF – Hungarian Forint

ICE – Intercontinental Exchange

INR – Indian Rupee

IRS – Interest Rate Swap

JPMBB – JPMorgan Barclays Bank

JPMCB – JPMorgan Chase Bank, National

      Association

JPMDB – JPMorgan Deutsche Bank

JPY – Japanese Yen

JPY0006M – Japanese Yen 6 Month LIBOR

      Interest Rate

KRW – South Korean Won

LB – Lehman Brothers

LIBOR – London Interbank Offered Rate

LIBOR01M – ICE LIBOR USD 1 Month

LIBOR02M – ICE LIBOR USD 2 Month

LIBOR03M – ICE LIBOR USD 3 Month

LIBOR06M – ICE LIBOR USD 6 Month

LIBOR12M – ICE LIBOR USD 12 Month

MASTR – Mortgage Asset Securitization

      Transactions, Inc.

MSCS – Morgan Stanley Capital Services LLC

MXN – Mexican Peso

NOK – Norwegian Krone

NZD – New Zealand Dollar

O.A.T. – Obligations Assimilables du Tresor

      (French Treasury Obligation)

PIK – Pay-in-Kind

PLN – Polish Zloty

REMIC – Real Estate Mortgage Investment

      Conduit

S.F. – Single Family

SGD – Singapore Dollar

TBA – To be announced

TDB – The Toronto–Dominion Bank

TRY – Turkish Lira

TWD – Taiwan Dollar

USBMMY3M – US Treasury 3 Months Bill

      Money Market Yield

USD – US Dollar

yr – Year

ZAR – South African Rand

See accompanying notes, which are an integral part of the financial statements.

Optimum International Fund

March 31, 2019

	Number of shares	Value (US $)

Common Stock – 98.22%Δ

Australia – 3.80%
Aristocrat Leisure	43,747	$762,978
BHP Billiton ADR *	53,154	2,905,929
BHP Group	28,223	771,429
BlueScope Steel	132,052	1,310,682
Cochlear	16,290	2,008,596
Fortescue Metals Group	646,254	3,270,785
Qantas Airways	1,272,989	5,122,430
South32	1,526,765	4,054,768
St Barbara	61,981	148,313
Wesfarmers	28,527	702,476

		21,058,386

Austria – 1.90%
Erste Group Bank	115,556	4,247,105
Raiffeisen Bank International	37,374	839,505
Schoeller-Bleckmann Oilfield Equipment *	36,090	2,997,380
voestalpine	80,930	2,460,135

		10,544,125

Brazil – 3.27%
AES Tiete Energia	89,700	254,299
Banco Bradesco ADR	375,558	4,097,338
Cia de Saneamento do Parana	63,200	1,208,844
Cosan	16,300	176,432
Direcional Engenharia	95,800	212,625
Eneva †	21,600	102,060
FII BTG Pactual Corporate Office Fund	4,005	98,607
IRB Brasil Resseguros	56,600	1,315,489
Mahle-Metal Leve	17,400	108,479
Porto Seguro	78,100	1,072,557
Sul America	380,200	2,869,452
TOTVS	109,200	1,099,991
Transmissora Alianca de Energia Eletrica	320,400	2,031,064
Vale	264,200	3,450,825

		18,098,062

Cambodia – 0.07%
NagaCorp	270,000	378,125

		378,125

Canada – 7.44%
Aecon Group	3,100	40,456
Bank of Montreal	75,951	5,682,898
Bank of Nova Scotia	73,100	3,891,446
Canadian Imperial Bank of Commerce	63,700	5,033,651
CGI †	4,800	329,985

	Number of shares	Value (US $)

Common StockΔ (continued)

Canada (continued)
Constellation Software	3,900	$3,305,085
Empire	23,800	515,235
iA Financial	2,500	92,191
Magna International Class A	74,382	3,621,833
Power Corp of Canada	48,000	1,119,228
Power Financial	61,300	1,432,099
Quebecor Class B	2,800	68,641
Rogers Communications Class B (US Shares) *	47,126	2,536,321
Rogers Communications Class B	14,700	790,578
Royal Bank of Canada	86,234	6,505,864
Toronto-Dominion Bank	115,600	6,273,291

		41,238,802

Chile – 1.09%
Cia Cervecerias Unidas ADR	2,966	87,378
Enel Americas ADR	377,034	3,366,914
Sociedad Quimica y Minera de Chile ADR *	67,039	2,576,979

		6,031,271

China/Hong Kong – 10.81% 21Vianet Group ADR †	10,154	80,623
Angang Steel Class H	2,652,000	1,943,050
Anhui Conch Cement Class H	1,365,000	8,352,306
ANTA Sports Products	484,000	3,299,425
Anton Oilfield Services Group †	1,018,000	160,973
Asia Cement China Holdings	393,862	388,999
Baidu ADR †	13,885	2,288,942
Build King Holdings	210,000	39,925
BYD Class H *	469,000	2,835,686
Changyou.com ADR	22,945	392,359
Chiho Environmental Group †	202,000	35,545
China BlueChemical Class H	330,000	107,352
China Coal Energy Class H	287,000	118,918
China Life Insurance Class H	1,414,000	3,812,332
China Oriental Group	528,000	332,411
China Overseas Grand Oceans Group	98,000	53,418
China Petroleum & Chemical Series H	1,718,000	1,363,518
China Railway Group Class H	1,892,000	1,727,425
China SCE Group Holdings	495,000	258,399
China Shenhua Energy Class H	497,500	1,135,390
China Shineway Pharmaceutical Group	43,000	43,084

(continues	)	99

Schedules of investments

Optimum International Fund

	Number of shares	Value (US $)

Common StockΔ (continued)

China/Hong Kong (continued)
China Telecom ADR	3,292	$184,385
CK Asset Holdings	210,500	1,874,670
CLP Holdings	65,500	759,708
CNOOC	2,315,000	4,312,105
Dongfang Electric Corp Class H †	735,800	597,448
Gemdale Properties & Investment	284,000	36,235
Guangzhou R&F Properties Class H	278,400	603,867
Hilong Holding	176,000	23,724
Hisense Home Appliances Group Class H	516,000	726,485
Industrial & Commercial Bank of China Class H	7,518,000	5,521,103
Kunlun Energy	646,000	676,221
Lenovo Group	418,000	377,139
Logan Property Holdings	610,000	1,011,832
Maanshan Iron & Steel Class H	3,012,000	1,476,353
PetroChina Class H	5,854,000	3,832,107
Shanghai Fosun Pharmaceutical Group Class H	635,500	2,300,170
Shimao Property Holdings	683,500	2,141,987
Sinopec Shanghai Petrochemical Class H	200,883	95,779
Sinopharm Group Class H	537,600	2,241,458
Sinotruk Hong Kong	545,375	1,163,991
Times China Holdings	90,000	186,971
Weichai Power Class H	602,000	966,213

		59,880,031

Colombia – 0.83%
Almacenes Exito	9,000	40,991
Bancolombia ADR	71,732	3,662,636
Ecopetrol ADR	43,057	923,142

		4,626,769

Czech Republic – 0.36%
Komercni banka	49,318	2,015,912

		2,015,912

Denmark – 1.19%
H. Lundbeck	82,944	3,596,872
Novo Nordisk Class B	57,171	2,988,064

		6,584,936

	Number of shares	Value (US $)

Common StockΔ (continued)

Finland – 0.53%
Finnair	10,192	$91,800
Neste	26,633	2,839,097

		2,930,897

France – 4.76%
Capgemini	30,643	3,718,278
Eramet	18,471	1,028,191
Ipsen	37,933	5,201,792
IPSOS	23,199	580,975
Peugeot	140,688	3,433,018
Safran	48,194	6,605,506
Sartorius Stedim Biotech	1,216	154,079
Societe Generale	60,255	1,740,977
Sodexo	35,279	3,884,901

		26,347,717

Germany – 3.96%
Continental	21,185	3,195,946
Dermapharm Holding †	1,717	54,324
Deutsche Lufthansa	199,641	4,388,314
Deutsche Telekom	261,267	4,340,477
Elmos Semiconductor	386	8,460
Merck	37,405	4,270,565
Siltronic	18,741	1,653,226
TUI	58,371	560,617
TUI (London Shares)	52,381	502,403
Vonovia	57,356	2,976,522

		21,950,854

Greece – 0.02%
Motor Oil Hellas Corinth Refineries	3,926	91,163

		91,163

Hungary – 0.31%
MOL Hungarian Oil & Gas	57,125	655,086
OTP Bank	24,671	1,087,642

		1,742,728

India – 2.70%
HDFC Bank ADR	38,814	4,498,931
Hexaware Technologies	58,768	292,918
ICICI Bank ADR	389,722	4,466,214
Oil & Natural Gas	1,217,568	2,808,007
Reliance Capital	641,988	1,896,822
WNS Holdings ADR †	18,807	1,001,849

		14,964,741

	Number of shares	Value (US $)

Common StockΔ (continued)

Indonesia – 0.49%
Delta Dunia Makmur †	31,366,400	$1,258,006
Indofood Sukses Makmur	3,235,800	1,449,585

		2,707,591

Israel – 3.89%
Bank Hapoalim	991,921	6,591,996
Bank Leumi Le-Israel	1,046,680	6,857,363
Check Point Software Technologies †	44,753	5,660,807
CyberArk Software †	12,850	1,529,793
Nice ADR †	2,271	278,220
Wix.com †	5,033	608,137

		21,526,316

Italy – 1.30%
Enel	529,587	3,393,492
La Doria	36,227	327,133
Prysmian	147,519	2,795,859
Recordati	17,097	666,197

		7,182,681

Japan – 10.44%
Akatsuki	2,900	167,150
Astellas Pharma	293,500	4,410,068
Daiichi Sankyo	24,900	1,149,824
Denso	103,100	4,028,039
Fujitsu	82,400	5,959,135
Hitachi	96,600	3,138,595
Hosokawa Micron	1,000	44,800
Internet Initiative Japan	1,600	32,453
Juki	8,200	81,850
Konami Holdings	10,300	448,150
Medipal Holdings	29,600	704,298
Mitsubishi UFJ Financial Group	39,800	196,843
Mixi	88,600	2,050,041
NET One Systems	13,700	346,447
Nichiha	13,800	381,058
Nihon Unisys	2,900	76,992
Noritake	600	28,821
Oracle Japan	4,500	302,619
Rohto Pharmaceutical	85,800	2,211,211
Secom	60,300	5,171,263
Shizuoka Bank	18,900	143,979
Showa	5,000	63,947
SoftBank Group	84,800	8,266,025
Sumitomo Dainippon Pharma	115,500	2,866,604
Sumitomo Mitsui Financial Group	23,500	822,940

	Number of shares	Value (US $)

Common StockΔ (continued)

Japan (continued)
Suzuken	88,500	$5,133,420
Systena	3,800	41,436
T&D Holdings	34,400	362,259
T-Gaia	78,900	1,310,268
Tokyo Electric Power Co. Holdings †	765,400	4,842,003
Tokyo Sangyo	4,700	21,542
Toray Industries	474,600	3,028,604

		57,832,684

Malaysia – 0.09%
AMMB Holdings	218,200	243,995
Genting	111,500	181,587
Malaysia Airports Holdings	31,637	56,197

		481,779

Mexico – 1.30%
Alfa Class A	149,450	158,457
Alpek	961,590	1,286,562
Credito Real	28,325	31,958
Grupo Aeroportuario del Centro Norte	19,792	111,582
Grupo Financiero Banorte Class O	656,842	3,568,423
Grupo Financiero Inbursa Class O	170,518	235,964
Industrias CH Class B †	20,227	89,765
Mexichem	711,981	1,701,983

		7,184,694

Netherlands – 4.79%
ASR Nederland	30,021	1,250,866
EXOR	48,394	3,142,888
Heineken	46,638	4,929,358
Koninklijke Ahold Delhaize	231,972	6,175,968
Koninklijke KPN	529,765	1,681,671
Koninklijke Philips	121,375	4,959,088
Royal Dutch Shell Class A	141,022	4,424,409

		26,564,248

New Zealand – 0.05%
Fisher & Paykel Healthcare	26,112	279,533

		279,533

Norway – 2.39%
DNB	297,842	5,486,190
Equinor	31,652	693,814
Equinor ADR	210,941	4,634,374
Norsk Hydro	572,289	2,327,386
Petroleum Geo-Services †	50,407	116,646

		13,258,410

(continues	)	101

Schedules of investments

Optimum International Fund

	Number of shares	Value (US $)

Common StockΔ (continued)

Poland – 0.17%
Asseco Poland	24,238	$327,863
Ciech	12,124	169,321
Jastrzebska Spolka Weglowa †	12,737	202,527
LiveChat Software	8,172	58,518
Lubelski Wegiel Bogdanka †	2,240	27,724
Polskie Gornictwo Naftowe i Gazownictwo	69,968	114,105
Warsaw Stock Exchange	2,401	24,411

		924,469

Portugal – 0.01%
NOS SGPS	8,504	54,398

		54,398

Republic of Korea – 3.57%
AK Holdings	1,597	71,722
BNK Financial Group	30,687	180,696
Daelim Industrial	9,638	818,611
DB HiTek	10,623	117,252
DGB Financial Group	55,979	403,246
Hana Financial Group	3,806	122,203
Hancom	9,822	116,642
Handsome	2,323	91,172
Huneed Technologies †	3,303	25,851
Industrial Bank of Korea	61,223	758,052
JB Financial Group	37,570	184,678
Kia Motors	21,272	662,946
KoMiCo	1,475	32,762
KT ADR	213,894	2,660,841
LG Electronics	48,487	3,215,036
LS Industrial Systems	2,066	86,647
Mcnex	9,985	179,458
MegaStudyEdu	2,005	69,462
Samsung Electronics	107,128	4,225,442
SK Hynix	81,743	5,359,589
Top Engineering	7,295	57,983
WiSoL	22,621	316,395
Zeus	2,096	26,625

		19,783,311

Russia – 0.06%
Globaltrans Investment GDR	3,093	32,910
Tatneft ADR	4,613	319,573

		352,483

Singapore – 1.34%
DBS Group Holdings	230,200	4,297,116
IGG	79,000	109,711
Jardine Cycle & Carriage	35,300	847,911

	Number of shares	Value (US $)

Common StockΔ (continued)

Singapore (continued)
United Industrial	872,100	$1,867,752
United Overseas Bank	14,900	277,995

		7,400,485

South Africa – 0.47%
AECI	26,475	175,708
African Rainbow Minerals	7,628	89,639
Anglo American Platinum	18,174	927,827
Investec	71,097	410,656
MMI Holdings	99,223	114,085
Reunert	64,228	316,049
Telkom	109,756	557,423

		2,591,387

Spain – 2.48%
Amadeus IT Group	96,312	7,719,303
Atlantica Yield	243,639	4,741,215
Cia de Distribucion Integral Logista Holdings	6,671	157,189
Repsol	65,286	1,116,931

		13,734,638

Sweden – 0.53%
Betsson	7,275	55,206
Getinge Class B	10,223	119,216
Swedish Match	35,715	1,822,281
Swedish Orphan Biovitrum †	39,650	930,126

		2,926,829

Switzerland – 4.17%
Credit Suisse Group ADR	250,817	2,922,018
Ferrexpo	1,036,110	3,344,195
Novartis ADR	68,371	6,573,188
Roche Holding	31,524	8,686,592
Sonova Holding	6,111	1,211,016
Zehnder Group	11,237	380,530

		23,117,539

Taiwan – 2.69%
APCB	67,000	62,091
ASE Technology Holding	1,489,671	3,267,770
AU Optronics ADR	6,850	24,934
Chia Chang	155,000	203,408
China Petrochemical Development †	114,000	44,853
Elan Microelectronics	143,500	413,323
E-LIFE MALL	8,363	17,643
Hon Hai Precision Industry	1,109,200	2,650,893
Lumax International	22,000	50,820
Radiant Opto-Electronics	518,000	1,660,527
Simplo Technology	27,000	238,706

	Number of shares	Value (US $)

Common StockΔ (continued)

Taiwan (continued)
Taiwan Business Bank	1,457,040	$567,874
Taiwan FamilyMart	17,000	123,064
Taiwan Semiconductor Manufacturing	694,000	5,558,287

		14,884,193

Thailand – 1.82%
IRPC NVDR	3,935,400	712,776
Krung Thai Bank NVDR	2,935,400	1,777,732
PTT Exploration & Production	224,800	889,000
PTT Exploration & Production NVDR	911,700	3,604,953
PTT NVDR	1,162,039	1,757,768
Siamgas & Petrochemicals	444,700	128,988
Thai Oil NVDR	276,600	605,910
Thanachart Capital NVDR	365,600	628,061

		10,105,188

Turkey – 0.56%
Celebi Hava Servisi	716	8,789
Tupras Turkiye Petrol Rafinerileri	13,850	310,628
Turk Hava Yollari †	748,258	1,740,911
Turkiye Halk Bankasi	400,884	460,785
Turkiye Sise ve Cam
Fabrikalari	574,083	601,108

		3,122,221

United Kingdom – 6.53%
3i Group	35,040	449,332
Barclays	1,713,753	3,451,962
Barratt Developments	14,586	113,936
BT Group	117,424	341,154
Burberry Group	8,786	223,926
Diageo	167,131	6,839,345
Dialog Semiconductor †	21,808	665,087
Drax Group	60,523	298,427
Elektron Technology †	43,955	20,323
Evraz	138,163	1,117,813
HSBC Holdings	488,970	3,973,301
Hudson Class A †	24,568	337,810
Indivior †	377,052	472,006
International Consolidated Airlines Group	201,763	1,342,526
ITV	1,324,355	2,194,382
London Stock Exchange Group	12,717	786,623
Nomad Foods †	90,386	1,848,394
Redrow	21,557	168,916
RELX	172,200	3,680,707

	Number of shares	Value (US $)

Common StockΔ (continued)

United Kingdom (continued)
Rio Tinto ADR	76,716	$4,514,737
Softcat	38,345	415,110
Unilever CVA	31,089	1,812,533
Vodafone Group	610,588	1,112,644

		36,180,994

United States – 6.04%
Atlantic Power †	11,200	28,076
Atlassian Class A †	21,089	2,370,193
Carnival	85,451	4,334,075
Core Laboratories	43,707	3,012,724
Everest Re Group	19,810	4,278,168
ICON †	95,849	13,091,056
JBS	935,600	3,856,765
Project Star =p†	1,420	333,894
Project Star Series G =p†	470	110,514
QIAGEN †	44,412	1,802,778
QIAGEN †	5,390	219,265

		33,437,508

Total Common Stock (cost $502,942,643)		544,118,098

Preferred Stock – 0.34%Δ

Brazil – 0.32%
Randon Implementos E Participacoes 1.04%	71,400	177,435
Telefonica Brasil 9.57%	133,800	1,623,227

		1,800,662

Colombia – 0.02%
Banco Davivienda 2.13%	9,006	105,653

		105,653

Total Preferred Stock (cost $1,816,495)		1,906,315

Short-Term Investments – 0.66%

Money Market Mutual Fund – 0.66%
BlackRock FedFund - Institutional Shares (seven-day effective yield 2.36%)	726,027	726,027
Fidelity Investments Money Market Government Portfolio - Class I (seven-day effective yield 2.31%)	726,027	726,027

(continues	)	103

Schedules of investments

Optimum International Fund

	Number of shares	Value (US $)

Short-Term Investments (continued)

Money Market Mutual Fund (continued)
GS Financial Square Government Fund - Institutional Shares (seven-day effective yield 2.32%)	726,027	$726,027
Morgan Stanley Government Portfolio - Institutional Share Class (seven-day effective yield 2.33%)	726,027	726,027
State Street Institutional US Government Money Market Fund - Investor Class (seven-day effective yield 2.31%)	726,027	726,027

		3,630,135

Total Short-Term Investments (cost $3,630,135)		3,630,135

Total Value of Securities Before Securities Lending Collateral – 99.22% (cost $508,389,273)		549,654,548

	Principal amount°

Securities Lending Collateral – 1.49%

Certificate of Deposit – 0.01%≠
Royal Bank of Canada (Toronto) 2.50% 4/1/19	60,000	60,000

		60,000

Repurchase Agreements – 1.42%
Bank of Montreal 2.58%, dated 03/29/19, to be repurchased on 4/1/19, repurchase price $1,923,168 (collateralized by US government obligations 0.00%–3.625% 4/15/19– 9/9/49; market value $1,961,213)	1,922,755	1,922,755

	Principal amount°	Value (U.S. $)

Securities Lending Collateral (continued)

Repurchase Agreements (continued)
Bank of Nova Scotia 2.65%, dated 03/29/19, to be repurchased on 4/1/19, repurchase price $197,805 (collateralized by US government obligations 0.125%–2.125% 2/29/20–3/31/23; market value $201,761)	197,761	$197,761
Credit Agricole 2.60%, dated 03/29/19, to be repurchased on 4/1/19, repurchase price $1,923,172 (collateralized by US government obligations 0.00%–0.125% 4/25/19–4/15/20; market value $1,961,213)	1,922,755	1,922,755
JP Morgan Securities 2.60%, dated 03/29/19, to be repurchased on 4/1/19, repurchase price $1,923,172 (collateralized by US government obligations 0.875%–3.625% 5/15/19–1/31/24; market value $1,961,210)	1,922,755	1,922,755
Merrill Lynch, Pierce, Fenner & Smith 2.58%, dated 03/29/19, to be repurchased on 4/1/19, repurchase price $1,923,168 (collateralized by US government obligations 1.375%–2.75% 4/30/21–1/31/23; market value $1,961,213)	1,922,755	1,922,755

		7,888,781

Short-Term Floating Rate Note – 0.06%≠
Royal Bank of Canada (New York) 2.93% (LIBOR03M + 0.17%) 4/18/19	310,000	310,026

		310,026

Total Securities Lending Collateral (cost $8,258,781)		8,258,807

Total Value of Securities – 100.71% (cost $516,648,054)	$557,913,355⬛

*	Fully or partially on loan.
=	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the disclosure table located in Note 3 in “Notes to financial statements.”
≠	The rate shown is the effective yield at the time of purchase.
⬛	Includes $9,242,284 of securities loaned.
°	Principal amount shown is stated in USD unless noted that the security is denominated in another currency.
Δ	Securities have been classified by country of origin. Aggregate classification by business sector has been presented on page 4 in “Security type / country and sector allocations.”
p

Restricted security. These investments are in securities not registered under the Securities Act of 1933, as amended, and have certain restrictions on resale which may limit their liquidity. At March 31, 2019, the aggregate value of restricted securities was $444,408, which represented 0.08% of the Fund’s net assets. See the table below for additional details on restricted securities.

†	Non-income producing security.

Restricted Securities

Investment	Date of Acquisition	Cost	Value
Project Star	5/7/14	$999,482	$333,894
Project Star Series G	10/29/14	396,443	110,514

Total		$1,395,925	$444,408

The following foreign currency exchange contracts were outstanding at March 31, 2019:1

Foreign Currency Exchange Contracts

Counterparty	Contracts to Receive (Deliver)		In Exchange For		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
BBH	BRL	(9,956,380)	USD	2,506,004	4/1/19	$—	$(36,321)
BBH	BRL	(350,112)	USD	90,315	4/2/19	922	—
BBH	HKD	(3,523,753)	USD	448,896	4/2/19	—	(44)
BBH	JPY	34,703,510	USD	(314,387)	4/1/19	—	(1,191)
BNYM	CAD	(853,955)	USD	635,477	4/2/19	—	(3,609)

Total Foreign Currency Exchange Contracts						$922	$(41,165)

The use of foreign currency exchange contracts involves elements of market risk and risks in excess of the amounts disclosed in the financial statements. The foreign currency exchange contracts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

1See Note 7 in “Notes to financial statements.”

Summary of abbreviations:

ADR – American Depositary Receipt

BBH – Brown Brothers Harriman & Co.

BNYM – Bank of New York Mellon

BRL – Brazilian Real

CAD – Canadian Dollar

CVA – Dutch Certificate

GDR – Global Depositary Receipt

HKD – Hong Kong Dollar

ICE – Intercontinental Exchange

JPY – Japanese Yen

LIBOR – London Interbank Offered Rate

LIBOR03M – ICE LIBOR USD 3 Month

NVDR – Non-Voting Depositary Receipt

USD – US Dollar

See accompanying notes, which are an integral part of the financial statements.

(continues	)	105

Schedules of investments

Optimum Large Cap Growth Fund

March 31, 2019

	Number of shares	Value (US $)

Common Stock – 97.11%²

Communication Services – 15.34%
Alphabet Class A †	30,892	$36,356,486
Alphabet Class C †	43,120	50,593,127
Comcast Class A	401,430	16,049,171
Electronic Arts †	72,323	7,350,186
Facebook Class A †	479,744	79,968,527
IAC/InterActiveCorp †	25,161	5,286,578
Netflix †	39,769	14,180,035
Tencent Holdings (China) (Hong Kong Exchange)	410,900	18,896,386
Walt Disney	256,743	28,506,175

		257,186,671

Consumer Discretionary – 17.18%
Advance Auto Parts	31,380	5,351,231
Alibaba Group Holding ADR †	181,762	33,162,477
Amazon.com †	69,720	124,153,890
Aptiv	106,481	8,464,175
Booking Holdings †	6,259	10,921,392
Chipotle Mexican Grill †	17,030	12,096,579
Dollar General	25,500	3,042,150
Dollar Tree †	68,290	7,173,182
Dollarama	170,377	4,545,172
Ferrari (Italy)	53,103	7,105,181
GrubHub †	117,320	8,150,220
Home Depot	78,190	15,003,879
Las Vegas Sands	100,800	6,144,768
McDonald’s	30,000	5,697,000
MercadoLibre †	4,413	2,240,612
MGM Resorts International	160,800	4,126,128
NIKE Class B	114,264	9,622,171
NVR †	1,210	3,348,070
Wynn Resorts	64,091	7,647,338
Yum China Holdings	220,525	9,903,778

		287,899,393

Consumer Staples – 3.45%
Anheuser-Busch InBev ADR	181,650	15,253,151
Coca-Cola	212,020	9,935,257
Costco Wholesale	57,448	13,910,459
McCormick & Co.	54,123	8,152,548
Philip Morris International	120,054	10,611,573

		57,862,988

Energy – 0.84%
Pioneer Natural Resources	42,864	6,527,330
Schlumberger	173,280	7,549,810

		14,077,140

	Number of shares	Value (US $)

Common Stock² (continued)

Financials – 4.59%
American Express	118,870	$12,992,491
BlackRock	27,960	11,949,265
Charles Schwab	579,473	24,778,265
Chubb (Switzerland)	43,000	6,023,440
Intercontinental Exchange	71,222	5,422,843
Morgan Stanley	109,900	4,637,780
S&P Global	6,600	1,389,630
TD Ameritrade Holding	194,523	9,724,205
WeWork Companies =p†	881	45,195

		76,963,114

Healthcare – 13.83%
Alexion Pharmaceuticals †	133,558	18,054,370
Anthem	40,700	11,680,086
Becton Dickinson and Co.	64,413	16,085,859
Biogen †	47,480	11,223,322
BioMarin Pharmaceutical †	91,550	8,132,387
Centene †	111,546	5,923,093
Cigna	57,576	9,259,372
Elanco Animal Health †	11,289	362,038
Eli Lilly & Co.	15,898	2,062,924
HCA Healthcare	31,677	4,130,047
Humana	9,900	2,633,400
Intuitive Surgical †	24,623	14,049,391
Johnson & Johnson	76,870	10,745,657
Regeneron Pharmaceuticals †	4,970	2,040,781
Stryker	88,077	17,396,969
Thermo Fisher Scientific	66,880	18,306,394
UnitedHealth Group	171,146	42,317,560
Vertex Pharmaceuticals †	72,794	13,390,456
WellCare Health Plans †	20,984	5,660,434
Zoetis	181,560	18,277,645

		231,732,185

Industrials – 8.88%
Boeing	87,378	33,327,717
Caterpillar	71,310	9,661,792
Equifax	34,173	4,049,501
Fortive	104,613	8,775,985
Honeywell International	139,910	22,234,497
IHS Markit (United Kingdom) †	220,696	12,001,448
Northrop Grumman	26,000	7,009,600
Roper Technologies	31,515	10,777,185
TransUnion	117,131	7,829,036
United Parcel Service Class B	105,240	11,759,518
Wabtec	68,405	5,042,817

	Number of shares	Value (US $)

Common Stock² (continued)

Industrials (continued)
WW Grainger	54,220	$16,316,425

		148,785,521

Information Technology – 29.14%
Adobe †	83,620	22,283,894
Akamai Technologies †	213,890	15,338,052
Apple	133,771	25,409,801
ASML Holding (Netherlands)	37,000	6,957,850
Fidelity National Information Services	60,300	6,819,930
Fiserv †	85,688	7,564,537
Intuit	50,505	13,202,512
Mastercard Class A	109,597	25,804,614
Microsoft	685,307	80,825,108
Nutanix Class A †	238,210	8,990,045
NVIDIA	98,790	17,738,732
Oracle	324,520	17,429,969
Palo Alto Networks †	61,400	14,912,832
PayPal Holdings †	259,402	26,936,304
QUALCOMM	217,500	12,404,025
Red Hat †	115,107	21,030,049
salesforce.com †	70,700	11,196,759
ServiceNow †	21,374	5,268,477
Splunk †	161,370	20,106,702
Symantec	491,526	11,300,183
Texas Instruments	120,640	12,796,285
Visa Class A	397,207	62,039,761
VMware Class A	105,529	19,049,040
Workday Class A †	45,568	8,787,789
Worldpay Class A †	126,194	14,323,019

		488,516,269

Materials – 1.95%
DowDuPont	98,800	5,267,028
Ecolab	83,670	14,771,102
Linde	71,760	12,624,737

		32,662,867

Real Estate – 1.11%
Crown Castle International	31,840	4,075,520
Equinix	31,980	14,492,057

		18,567,577

Utilities – 0.80%
NextEra Energy	30,207	5,839,617
Sempra Energy	59,969	7,547,698

		13,387,315

Total Common Stock (cost $1,219,370,940)		1,627,641,040

	Number of shares	Value (US $)

Convertible Preferred Stock – 0.57%

Airbnb Private Placement
Series D =p†	23,130	$2,684,005
Series E =p†	13,611	1,579,420
Magic Leap =p†	43,435	1,114,108
Uber Technologies Series G =p†	34,197	1,584,471
WeWork Companies Series E =p†	22,244	1,141,117
Xiaoju Kuaizhi (China) =p†	32,416	1,477,862

Total Convertible Preferred Stock (cost $6,497,746)		9,580,983

Short-Term Investments – 2.48%

Money Market Mutual Funds – 2.48%
BlackRock FedFund - Institutional Shares (seven-day effective yield 2.36%)	8,312,187	8,312,187
Fidelity Investments Money Market Government Portfolio - Class I (seven-day effective yield 2.31%)	8,312,187	8,312,187
GS Financial Square Government Fund - Institutional Shares (seven-day effective yield 2.32%)	8,312,187	8,312,187
Morgan Stanley Government Portfolio - Institutional Share Class (seven-day effective yield 2.33%)	8,312,186	8,312,186
State Street Institutional US Government Money Market Fund - Investor Class (seven-day effective yield 2.31%)	8,312,186	8,312,186

Total Short-Term Investments (cost $41,560,933)		41,560,933

Total Value of Securities – 100.16% (cost $1,267,429,619)		$1,678,782,956

²	Narrow industries are utilized for compliance purposes for diversification whereas broad sectors are used for financial reporting.
=	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the disclosure table located in Note 3 in “Notes to financial statements.”

(continues	)	107

Schedules of investments

Optimum Large Cap Growth Fund

p

Restricted security. These investments are in securities not registered under the Securities Act of 1933, as amended, and have certain restrictions on resale which may limit their liquidity. At March 31, 2019, the aggregate value of restricted securities was $9,626,178, which represented 0.57% of the Fund’s net assets. See Note 10 in “Notes to financial statements” and the following table, for additional details on restricted securities.

†	Non-income producing security.

Restricted securities
Investment	Date of Acquisition	Cost	Value
Airbnb Private Placement Series D	4/16/14	$941,693	$2,684,005
Airbnb Private Placement Series E	7/14/15	1,267,108	1,579,420
Magic Leap	1/20/16	1,000,438	1,114,108
Uber Technologies Series G	12/3/15	1,667,863	1,584,471
WeWork Companies	6/23/15	28,976	45,195
WeWork Companies Series E	6/23/15	731,596	1,141,117
Xiaoju Kuaizhi (China)	10/19/15	889,048	1,477,862

Total		$6,526,722	$9,626,178

Summary of abbreviations:

ADR – American Depositary Receipt

USD – US Dollar

See accompanying notes, which are an integral part of the financial statements.

Optimum Large Cap Value Fund

March 31, 2019

	Number of shares	Value (US $)

Common Stock – 98.23%

Communication Services – 7.39%
Alphabet Class A †	8,305	$9,774,071
AT&T	518,479	16,259,501
Comcast Class A	1,039,265	41,549,815
Omnicom Group	125,631	9,169,807
Verizon Communications	486,023	28,738,540
Walt Disney	92,671	10,289,261

		115,780,995

Consumer Discretionary – 2.15%
Aptiv	82,072	6,523,903
BorgWarner	95,431	3,665,505
Hanesbrands	87,124	1,557,777
Harley-Davidson	24,571	876,202
Lear	11,331	1,537,730
PVH	67,290	8,206,015
Royal Caribbean Cruises	99,479	11,402,283

		33,769,415

Consumer Staples – 7.40%
Altria Group	81,130	4,659,296
Archer-Daniels-Midland	96,157	4,147,251
Colgate-Palmolive	23,617	1,618,709
Danone (France)	46,234	3,560,062
Diageo (United Kingdom)	255,354	10,449,612
General Mills	145,172	7,512,651
JM Smucker	27,648	3,220,992
Kimberly-Clark	21,348	2,645,017
Nestle (Switzerland)	136,028	12,970,326
PepsiCo	133,943	16,414,715
Philip Morris International	155,032	13,703,278
Procter & Gamble	190,201	19,790,414
Reckitt Benckiser Group (United Kingdom)	45,943	3,823,498
Tyson Foods Class A	165,906	11,518,854

		116,034,675

Energy – 7.13%
Chevron	224,873	27,699,856
ConocoPhillips	180,864	12,070,863
Diamondback Energy	82,506	8,376,834
EOG Resources	163,584	15,569,925
Exxon Mobil	74,413	6,012,570
Helmerich & Payne	114,587	6,366,454
Marathon Petroleum	200,286	11,987,117
Occidental Petroleum	59,214	3,919,967
Phillips 66	90,215	8,585,762
Pioneer Natural Resources	11,781	1,794,011
Schlumberger	216,252	9,422,100

		111,805,459

	Number of shares	Value (US $)

Common Stock (continued)

Financials – 24.34%
Allstate	80,176	$7,550,976
American Express	147,536	16,125,685
Aon (United Kingdom)	99,068	16,910,908
Bank of America	892,270	24,617,729
Bank of New York Mellon	151,274	7,628,748
BB&T	186,627	8,683,754
Berkshire Hathaway Class B †	46,840	9,409,688
BlackRock	16,853	7,202,467
Charles Schwab	93,285	3,988,867
Chubb (Switzerland)	109,459	15,333,017
Citigroup	247,125	15,376,117
Discover Financial Services	154,662	11,005,748
E*TRADE Financial	178,271	8,277,123
Goldman Sachs Group	63,909	12,269,889
Hartford Financial Services Group	185,613	9,228,678
Intercontinental Exchange	124,574	9,485,064
JPMorgan Chase & Co.	603,842	61,126,926
MetLife	135,847	5,783,007
Moody’s	32,360	5,860,072
Morgan Stanley	155,229	6,550,664
Nasdaq	96,368	8,431,236
PNC Financial Services Group	80,747	9,904,427
Prudential Financial	102,950	9,459,046
State Street	231,121	15,210,073
SunTrust Banks	162,676	9,638,553
T Rowe Price Group	35,301	3,534,336
Travelers	167,563	22,982,941
US Bancorp	323,006	15,565,659
Wells Fargo & Co.	506,659	24,481,763

		381,623,161

Healthcare – 16.25%
Abbott Laboratories	131,323	10,497,961
Allergan	41,169	6,027,553
Biogen †	26,649	6,299,291
Cigna	111,793	17,978,550
Danaher	160,070	21,132,441
Eli Lilly & Co.	66,391	8,614,896
Gilead Sciences	121,192	7,878,692
Hill-Rom Holdings	53,519	5,665,521
Johnson & Johnson	201,893	28,222,622
McKesson	42,245	4,945,200
Medtronic (Ireland)	397,914	36,242,007
Merck & Co.	322,213	26,798,455
Novartis (Switzerland)	21,073	2,025,527
Pfizer	984,545	41,813,626
Roche Holding (Switzerland)	12,366	3,407,512

(continues	)	109

Schedules of investments

Optimum Large Cap Value Fund

	Number of shares	Value (US $)

Common Stock (continued)

Healthcare (continued)
Thermo Fisher Scientific	76,440	$20,923,157
UnitedHealth Group	25,555	6,318,729

		254,791,740

Industrials – 13.77%
3M	42,416	8,813,196
Boeing	20,948	7,989,986
Canadian National Railway (Canada)	53,011	4,743,424
Caterpillar	54,848	7,431,356
Delta Air Lines	208,000	10,743,200
Eaton	111,606	8,990,979
Equifax	52,812	6,258,222
HD Supply Holdings †	37,787	1,638,066
Honeywell International	149,291	23,725,326
Illinois Tool Works	76,990	11,050,375
Ingersoll-Rand	182,115	19,659,314
Johnson Controls International	370,781	13,696,650
Lockheed Martin	22,017	6,608,623
Northrop Grumman	47,363	12,769,065
Owens Corning	105,340	4,963,621
Parker-Hannifin	52,525	9,014,341
Raytheon	61,944	11,278,764
Stanley Black & Decker	60,773	8,275,459
Union Pacific	58,791	9,829,855
United Parcel Service Class B	39,064	4,365,011
United Technologies	70,976	9,148,097
Waste Management	144,118	14,975,301

		215,968,231

Information Technology – 9.74%
Accenture Class A (Ireland)	140,875	24,796,817
Amdocs	28,475	1,540,782
Analog Devices	56,515	5,949,334
Broadcom	46,623	14,020,002
Cisco Systems	514,125	27,757,609
Cognizant Technology Solutions Class A	54,351	3,937,730
DXC Technology	48,033	3,089,002
Fidelity National Information Services	83,574	9,452,219
Fiserv †	114,451	10,103,734
Intel	139,684	7,501,031
Microsoft	138,344	16,316,291
Oracle	251,644	13,515,799
Texas Instruments	139,347	14,780,536

		152,760,886

	Number of shares	Value (US $)

Common Stock (continued)

Materials – 2.56%
Air Products & Chemicals	59,701	$11,400,503
DowDuPont	44,581	2,376,613
Nucor	77,190	4,504,037
PPG Industries	130,216	14,697,480
Sherwin-Williams	16,621	7,158,831

		40,137,464

Real Estate – 2.71%
Alexandria Real Estate Equities	60,593	8,638,138
AvalonBay Communities	28,927	5,806,517
Equity LifeStyle Properties	65,702	7,509,739
Highwoods Properties	99,647	4,661,487
Prologis	177,807	12,793,214
Public Storage	13,753	2,995,128

		42,404,223

Utilities – 4.79%
American Electric Power	148,493	12,436,289
DTE Energy	90,245	11,257,161
Duke Energy	156,564	14,090,760
Firstenergy	141,928	5,905,624
Southern	215,959	11,160,761
Xcel Energy	358,807	20,168,541

		75,019,136

Total Common Stock (cost $1,265,390,790)		1,540,095,385

Short-Term Investments – 1.49%

Money Market Mutual Fund – 1.49%≠
BlackRock FedFund - Institutional Shares (seven-day effective yield 2.36%)	4,671,206	4,671,206
Fidelity Investments Money Market Government Portfolio - Class I (seven-day effective yield 2.31%)	4,671,206	4,671,206
GS Financial Square Government Fund - Institutional Shares (seven-day effective yield 2.32%)	4,671,206	4,671,206
Morgan Stanley Government Portfolio - Institutional Share Class (seven-day effective yield 2.33%)	4,671,206	4,671,206

	Number of shares	Value (US $)

Short-Term Investments (continued)

Money Market Mutual Fund≠ (continued)
State Street Institutional US Government Money Market Fund - Investor Class (seven-day effective yield 2.31%)	4,671,206	$4,671,206

		23,356,030

Total Short-Term Investments (cost $23,356,030)		23,356,030

Total Value of Securities Before Security Sold Short – 99.72% (cost $1,288,746,820)		1,563,451,415

	Principal amount°

Security Sold Short – (0.03%)

Dow †	(8,032)	(414,692)

Total Security Sold Short (proceeds $397,035)		(414,692)

≠	The rate shown is the effective yield at the time of purchase.
°	Principal amount shown is stated in USD unless noted that the security is denominated in another currency.
†	Non-income producing security.

USD – US Dollar

See accompanying notes, which are an integral part of the financial statements.

(continues	)	111

Schedules of investments

Optimum Small-Mid Cap Growth Fund

March 31, 2019

	Number of	Value
	shares	(US $)

Common Stock – 97.85%²

Communication Services – 3.22%
Glu Mobile †	364,331	$3,985,781
IAC/InterActiveCorp †	37,985	7,981,028
Lions Gate Entertainment Class B	80,650	1,217,815
Madison Square Garden Class A †	4,715	1,382,108
Zynga Class A †	367,549	1,959,036

		16,525,768

Consumer Discretionary – 13.59%
Advance Auto Parts	24,888	4,244,151
At Home Group †	71,975	1,285,473
Boot Barn Holdings †	87,900	2,587,776
Burlington Stores †	13,091	2,051,098
Callaway Golf	66,990	1,067,151
Chegg †	190,933	7,278,366
Children’s Place	15,446	1,502,587
Dave & Buster’s Entertainment	38,194	1,904,735
Eldorado Resorts †	60,119	2,806,956
Extended Stay America	170,386	3,058,429
Five Below †	36,131	4,489,277
Fox Factory Holding †	31,959	2,233,614
G-III Apparel Group †	153,107	6,118,156
Houghton Mifflin Harcourt †	140,791	1,023,550
International Game Technology †	157,798	2,049,796
iRobot †	43,640	5,135,992
LKQ †	96,438	2,736,910
Lululemon Athletica (Canada) †	18,389	3,013,405
Media General CVR =†	49,291	0
Monro	22,633	1,958,207
Strategic Education	47,245	6,203,741
Ulta Beauty †	19,903	6,940,773

		69,690,143

Consumer Staples – 3.11%
Central Garden & Pet Class A †	68,091	1,583,116
Church & Dwight	26,500	1,887,595
Energizer Holdings	31,728	1,425,539
Freshpet †	34,057	1,440,270
Inter Parfums	49,003	3,717,858
MGP Ingredients	18,242	1,407,370
Performance Food Group †	77,930	3,089,145
TreeHouse Foods †	21,265	1,372,656

		15,923,549

	Number of	Value
	shares	(US $)

Common Stock² (continued)

Energy – 1.66%
Berry Petroleum	62,605	$722,462
Callon Petroleum †	274,538	2,072,762
Diamondback Energy	24,741	2,511,954
GasLog (Monaco)	87,710	1,531,417
Parsley Energy Class A †	87,532	1,689,368

		8,527,963

Financials – 6.83%
Argo Group International Holdings (Bermuda)	44,653	3,155,181
Essent Group †	68,290	2,967,201
Evercore Class A	32,864	2,990,624
FirstCash	19,906	1,721,869
Focus Financial Partners Class A †	17,608	627,549
Green Dot Class A †	47,094	2,856,251
MSCI Class A	9,688	1,926,362
ServisFirst Bancshares	50,576	1,707,446
Signature Bank	39,870	5,106,151
Stifel Financial	46,258	2,440,572
SVB Financial Group †	24,833	5,521,866
Triumph Bancorp †	39,697	1,166,695
Virtu Financial Class A	57,523	1,366,171
Virtus Investment Partners	15,032	1,466,372

		35,020,310

Healthcare – 20.55%
ABIOMED †	3,965	1,132,364
ACADIA Pharmaceuticals †	49,660	1,333,371
Allscripts Healthcare Solutions †	123,119	1,174,555
Alnylam Pharmaceuticals †	17,073	1,595,472
Amedisys †	19,735	2,432,536
AMN Healthcare Services †	35,419	1,667,881
Array BioPharma †	334,943	8,165,910
AtriCure †	72,843	1,951,464
Axogen †	43,487	915,836
CareDx †	45,144	1,422,939
Cerus †	177,169	1,103,763
DexCom †	83,306	9,921,745
Emergent Bio Solutions †	27,286	1,378,489
Evolent Health Class A †	105,229	1,323,781
Exact Sciences †	35,397	3,066,088
Flexion Therapeutics †	69,379	865,850
Galapagos ADR †	7,870	926,929
Glaukos †	18,659	1,462,306
HealthEquity †	21,307	1,576,292
Horizon Pharma †	96,636	2,554,089
ICON (Ireland) †	22,501	3,073,186

	Number of shares	Value (US $)

Common Stock² (continued)

Healthcare (continued)
Inogen †	19,062	$1,817,943
Inspire Medical Systems †	47,830	2,715,787
Intercept Pharmaceuticals †	10,285	1,150,480
Intra-Cellular Therapies †	74,816	911,259
Invitae †	59,045	1,382,834
Ionis Pharmaceuticals †	17,526	1,422,585
Iovance Biotherapeutics †	77,210	734,267
Madrigal Pharmaceuticals †	12,100	1,515,646
Medidata Solutions †	23,247	1,702,610
Merit Medical Systems †	36,488	2,256,053
Molina Healthcare †	30,852	4,379,750
Novocure †	20,627	993,603
Nuvectra †	59,899	659,488
Pacira Pharmaceuticals †	22,112	841,583
PetIQ †	54,909	1,724,692
Portola Pharmaceuticals †	39,356	1,365,653
Sage Therapeutics †	18,572	2,953,877
Sarepta Therapeutics †	18,280	2,178,793
Syneos Health †	58,917	3,049,544
Tabula Rasa HealthCare †	25,426	1,434,535
Tactile Systems Technology †	38,776	2,044,271
Tandem Diabetes Care †	114,081	7,244,143
Teladoc Health †	30,922	1,719,263
Viking Therapeutics †	72,206	717,728
Vocera Communications †	30,343	959,749
Wright Medical Group (Netherlands) †	268,471	8,443,413

		105,364,395

Industrials – 13.64%
AAR	36,267	1,179,040
AGCO	26,630	1,852,117
AO Smith	46,252	2,466,157
ASGN †	47,340	3,005,617
Chart Industries †	51,863	4,694,639
CIRCOR International †	47,497	1,548,402
Clean Harbors †	78,963	5,648,223
Copart †	60,198	3,647,397
CoStar Group †	11,367	5,301,796
Dycom Industries †	15,822	726,863
Gardner Denver Holdings †	92,227	2,564,833
Gates Industrial †	107,054	1,535,154
Genesee & Wyoming Class A †	33,361	2,907,077
GrafTech International	128,845	1,647,927
Granite Construction	53,947	2,327,813
Harsco †	47,838	964,414
Hub Group Class A †	32,766	1,338,491

	Number of shares	Value (US $)

Common Stock² (continued)

Industrials (continued)
ICF International	20,966	$1,595,093
KAR Auction Services	39,713	2,037,674
Knight-Swift Transportation Holdings	47,370	1,548,052
Kratos Defense & Security Solutions †	121,153	1,893,621
Masonite International †	22,840	1,139,488
Middleby †	42,320	5,502,870
PGT Innovations †	83,860	1,161,461
Schneider National Class B	91,560	1,927,338
Spirit Airlines †	85,006	4,493,417
SPX †	68,881	2,396,370
Wabash National	90,428	1,225,299
Woodward	17,733	1,682,684

		69,959,327

Information Technology – 32.73%
Advanced Micro Devices †	157,254	4,013,122
Ambarella †	51,069	2,206,181
Benefitfocus †	34,615	1,714,135
Box Class A †	116,985	2,258,980
Cabot Microelectronics	14,309	1,602,036
Cadence Design Systems †	40,225	2,554,690
Carbon Black †	97,712	1,363,082
Ciena †	100,276	3,744,306
Cloudera †	150,324	1,644,544
Cornerstone OnDemand †	47,556	2,605,118
Cree †	101,445	5,804,683
CyberArk Software (Israel) †	22,233	2,646,839
Cypress Semiconductor	200,784	2,995,697
Etsy †	107,573	7,231,057
Euronet Worldwide †	37,460	5,341,421
Five9 †	147,700	7,802,991
ForeScout Technologies †	36,143	1,514,753
FormFactor †	91,601	1,473,860
Keysight Technologies †	76,835	6,700,012
LiveRamp Holdings †	122,190	6,667,908
Logitech International †	36,687	1,443,266
Lumentum Holdings †	50,705	2,866,861
Mimecast †	37,217	1,762,225
Nanometrics †	31,651	977,383
New Relic †	34,197	3,375,244
Nuance Communications †	120,301	2,036,696
Okta †	24,832	2,054,351
ON Semiconductor †	87,281	1,795,370
PTC †	36,569	3,370,930
Q2 Holdings †	80,060	5,544,956
Rapid7 †	86,942	4,400,135

(continues	)	113

Schedules of investments

Optimum Small-Mid Cap Growth Fund

	Number of	Value
	shares	(US $)

Common Stock² (continued)

Information Technology (continued)
RealPage †	61,834	$3,752,705
RingCentral Class A †	80,181	8,643,512
Semtech †	72,626	3,697,390
Silicon Motion Technology ADR	33,169	1,314,819
SS&C Technologies Holdings	58,604	3,732,489
Talend ADR †	20,420	1,032,639
Tech Data †	17,424	1,784,392
Teradyne	49,114	1,956,702
Twilio Class A †	38,437	4,965,292
Ultimate Software Group †	7,282	2,404,007
WEX †	32,284	6,198,205
Zebra Technologies Class A †	53,619	11,234,789
Zendesk †	163,265	13,877,524
Zuora Class A †	86,024	1,723,061

		167,830,358

Materials – 2.17%
Boise Cascade	59,028	1,579,589
Element Solutions †	175,337	1,770,904
Ingevity †	27,604	2,915,258
Orion Engineered Carbons (Luxembourg)	90,744	1,723,228
Steel Dynamics	47,470	1,674,267
US Concrete †	34,657	1,435,493

		11,098,739

Real Estate – 0.35%
QTS Realty Trust Class A	39,683	1,785,338

		1,785,338

Total Common Stock (cost $405,820,080)		501,725,890

Convertible Preferred Stock – 0.52%

DocuSign
Series B p†	1,166	60,445
Series B-1 p†	349	18,092
Series C p†	4,474	231,932
Series D p†	838	43,442
Series E p†	21,664	1,123,062
Draftkings
Series D = p†	83,549	172,111
Series D-1 =p†	100,507	207,044
Honest=p†	15,249	193,190
MarkLogic=p†	83,588	637,191

Total Convertible Preferred Stock (cost $2,763,119)		2,686,509

	Number of	Value
	shares	(US $)

Short-Term Investments – 3.00%

Money Market Mutual Fund – 3.00%
BlackRock FedFund - Institutional Shares (seven-day effective yield 2.36%)	3,073,838	$3,073,838
Fidelity Investments Money Market Government Portfolio - Class I (seven-day effective yield 2.31%)	3,073,838	3,073,838
GS Financial Square Government Fund - Institutional Shares (seven-day effective yield 2.32%)	3,073,838	3,073,838
Morgan Stanley Government Portfolio - Institutional Share Class (seven-day effective yield 2.33%)	3,073,838	3,073,838
State Street Institutional US Government Money Market Fund - Investor Class (seven-day effective yield 2.31%)	3,073,838	3,073,838

Total Short-Term Investments (cost $15,369,190)		15,369,190

Total Value of Securities – 101.37% (cost $423,952,389)		$519,781,589

²	Narrow industries are utilized for compliance purposes for diversification whereas broad sectors are used for financial reporting.
=	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the disclosure table located in Note 3 in “Notes to financial statements.”
p

Restricted security. These investments are in securities not registered under the Securities Act of 1933, as amended, and have certain restrictions on resale which may limit their liquidity. At March 31, 2019, the aggregate value of restricted securities was $2,686,509, which represented 0.52% of the Fund’s net assets. The Fund has various registration rights (exercisable under a variety of circumstances) with respect to these securities. See Note 10 in “Notes to financial statements” and the following table for additional details on restricted securities.

†	Non-income producing security.

Restricted Securities

Investment	Date of Acquisition	Cost	Value
DocuSign Series B	2/28/14	$15,312	$60,445
DocuSign Series B-1	2/28/14	4,583	18,092
DocuSign Series C	4/30/15	85,423	231,932
DocuSign Series D	2/28/14	11,005	43,442
DocuSign Series E	2/28/14	284,500	1,123,062
Draftkings Series D	8/11/15	305,094	172,111
Draftkings Series D-1	8/18/15	388,676	207,044
Honest	8/3/15	697,718	193,190
MarkLogic	4/27/15	970,808	637,191

Total		$2,763,119	$2,686,509

Summary of abbreviations:

ADR – American Depositary Receipt

CVR – Contingent Voting Rights

USD – US Dollar

See accompanying notes, which are an integral part of the financial statements.

(continues	)	115

Schedules of investments

Optimum Small-Mid Cap Value Fund

March 31, 2019

	Number of	Value
	shares	(US $)

Common Stock – 98.21%

Communication Services – 2.02%
AMC Networks Class A †	30,800	$1,748,208
Cable One	2,832	2,779,268
Entercom Communications Class A	206,300	1,083,075
Zayo Group Holdings †	171,760	4,881,419

		10,491,970

Consumer Discretionary – 9.93%
American Axle & Manufacturing Holdings †	114,200	1,634,202
American Eagle Outfitters	62,200	1,378,974
Bed Bath & Beyond	38,700	657,513
Bloomin’ Brands	161,815	3,309,117
BorgWarner	41,200	1,582,492
Brinker International	33,200	1,473,416
Capri Holdings †	15,000	686,250
Carter’s	38,460	3,876,383
Children’s Place	31,750	3,088,640
Cooper-Standard Holdings †	17,300	812,408
Dick’s Sporting Goods	47,100	1,733,751
Foot Locker	41,900	2,539,140
Goodyear Tire & Rubber	70,000	1,270,500
Harley-Davidson	28,800	1,027,008
Haverty Furniture	43,900	960,532
Installed Building Products †	61,155	2,966,018
Kohl’s	36,100	2,482,597
Lear	11,700	1,587,807
MDC Holdings	61,236	1,779,518
Nautilus †	61,000	339,160
Nordstrom	28,400	1,260,392
Office Depot	174,900	634,887
Oxford Industries	35,254	2,653,216
Penske Automotive Group	19,700	879,605
PulteGroup	53,000	1,481,880
Shoe Carnival	31,500	1,071,945
Signet Jewelers	12,800	347,648
Sonic Automotive Class A	76,300	1,130,003
Tenneco Class A	26,400	585,024
Toll Brothers	49,500	1,791,900
Whirlpool	10,600	1,408,634
Williams-Sonoma	47,020	2,645,815
Wyndham Destinations	12,500	506,125

		51,582,500

Consumer Staples – 3.17%
BJ’s Wholesale Club Holdings †	149,830	4,105,342
Ingles Markets Class A	35,400	977,748
Ingredion	14,500	1,373,005

	Number of	Value
	shares	(US $)

Common Stock (continued)

Consumer Staples (continued)
J&J Snack Foods	16,704	$2,653,263
Nomad Foods (United Kingdom) †	176,205	3,603,392
Pilgrim’s Pride †	59,400	1,324,026
Universal	25,300	1,458,039
Weis Markets	23,400	954,954

		16,449,769

Energy – 4.60%
Arch Coal Class A	7,600	693,652
Callon Petroleum †	328,665	2,481,421
Carrizo Oil & Gas †	64,400	803,068
Centennial Resource Development Class A †	71,101	624,978
Encana	6,199	44,881
Gulfport Energy †	150,700	1,208,614
HollyFrontier	28,800	1,418,976
Laredo Petroleum †	107,200	331,248
McDermott International †	70,728	526,216
PBF Energy Class A	50,100	1,560,114
Penn Virginia †	90,570	3,994,137
Southwestern Energy †	230,000	1,078,700
SRC Energy †	128,400	657,408
US Silica Holdings	39,900	692,664
W&T Offshore †	179,300	1,237,170
WPX Energy †	499,040	6,542,414

		23,895,661

Financials – 21.31%
Ally Financial	69,800	1,918,802
American Financial Group	18,100	1,741,401
Annaly Capital Management	139,300	1,391,607
Apollo Commercial Real Estate Finance	77,600	1,412,320
Ares Capital	56,000	959,840
Assurant	39,270	3,727,116
Assured Guaranty (Bermuda)	34,400	1,528,392
Axis Capital Holdings	25,900	1,418,802
Banco Latinoamericano de Comercio Exterior (Panama)	23,105	460,252
BankUnited	34,200	1,142,280
Berkshire Hills Bancorp	44,099	1,201,257
Blackstone Mortgage Trust Class A	41,500	1,434,240
Cathay General Bancorp	33,600	1,139,376
Central Pacific Financial	34,200	986,328
Chemical Financial	138,736	5,710,374

	Number of shares	Value (US $)

Common Stock (continued)

Financials (continued)
CIT Group	61,800	$2,964,546
CNA Financial	60,200	2,609,670
CNO Financial Group	127,400	2,061,332
Customers Bancorp †	37,700	690,287
Everest Re Group (Bermuda)	33,410	7,215,224
First American Financial	30,200	1,555,300
First Busey	45,200	1,102,880
First Hawaiian	194,210	5,059,171
First Horizon National	133,695	1,869,056
Hancock Whitney	31,300	1,264,520
Hanmi Financial	56,800	1,208,136
HCI Group	17,300	739,229
Heritage Insurance Holdings	32,300	471,580
Hope Bancorp	122,400	1,600,992
Houlihan Lokey	118,945	5,453,628
Ladder Capital	79,394	1,351,286
Lazard Class A	39,600	1,431,144
Legg Mason	40,000	1,094,800
Mercury General	101,445	5,079,351
MGIC Investment †	107,200	1,413,968
New Mountain Finance	71,900	975,683
Oaktree Specialty Lending	4,294	22,243
OFG Bancorp	60,700	1,201,253
Preferred Bank	19,200	863,424
Prospect Capital	160,841	1,048,683
Radian Group	69,500	1,441,430
Reinsurance Group of America	21,200	3,009,976
Renasant	67,825	2,295,876
Santander Consumer USA Holdings	88,500	1,870,005
Starwood Property Trust	81,600	1,823,760
TCF Financial	163,600	3,384,884
Universal Insurance Holdings	41,300	1,280,300
Unum Group	75,700	2,560,931
Washington Federal	43,100	1,245,159
Western Alliance Bancorp †	140,450	5,764,068
Zions Bancorp	210,273	9,548,497

		110,744,659

Healthcare – 5.55%
Cooper	13,035	3,860,576
Jazz Pharmaceuticals †	13,300	1,901,235
Lannett †	44,200	347,854
Lantheus Holdings †	56,200	1,375,776
Mallinckrodt †	41,000	891,340
Owens & Minor	54,900	225,090
PerkinElmer	54,625	5,263,665

	Number of shares	Value (US $)

Common Stock (continued)

Healthcare (continued)
Premier Class A †	68,675	$2,368,601
Quest Diagnostics	11,600	1,043,072
Steris	34,360	4,399,111
Teleflex	17,540	5,299,886
United Therapeutics †	16,000	1,877,920

		28,854,126

Industrials – 14.78%
ACCO Brands	146,000	1,249,760
Acuity Brands	13,900	1,668,139
Aircastle	55,700	1,127,368
Alaska Air Group	60,050	3,370,006
Albany International Class A	35,357	2,531,208
Allison Transmission Holdings	55,500	2,493,060
Apogee Enterprises	36,200	1,357,138
Atlas Air Worldwide Holdings †	24,100	1,218,496
Briggs & Stratton	39,700	469,651
Curtiss-Wright	33,725	3,822,392
Deluxe	29,800	1,302,856
Ennis	45,800	950,808
Hawaiian Holdings	45,300	1,189,125
Herman Miller	46,400	1,632,352
Hubbell	40,120	4,733,358
Huntington Ingalls Industries	33,670	6,976,424
Interface	86,845	1,330,465
JetBlue Airways †	109,300	1,788,148
KAR Auction Services	94,585	4,853,156
NCI Building Systems †	102,100	628,936
nVent Electric	197,030	5,315,869
Oshkosh	24,800	1,863,224
Owens Corning	22,400	1,055,488
Pentair (United Kingdom)	60,140	2,676,831
Pitney Bowes	45,300	311,211
Quanta Services	41,400	1,562,436
Regal Beloit	21,400	1,752,018
Ryder System	31,700	1,965,083
Spirit AeroSystems Holdings Class A	51,200	4,686,336
Terex	34,700	1,114,911
Timken	37,000	1,613,940
Triton International	35,300	1,097,830
UniFirst	18,165	2,788,328
Wabash National	130,500	1,768,275
Woodward	26,531	2,517,527

		76,782,153

Information Technology – 11.59%
Advanced Energy Industries †	25,700	1,276,776

(continues	)	117

Schedules of investments

Optimum Small-Mid Cap Value Fund

	Number of shares	Value (US $)

Common Stock (continued)

Information Technology (continued)
Amdocs	40,600	$2,196,866
Arrow Electronics †	18,700	1,441,022
Avnet	44,000	1,908,280
Booz Allen Hamilton Holding	67,834	3,943,869
Ciena †	47,800	1,784,852
Cirrus Logic †	27,400	1,152,718
Coherent †	20,220	2,865,578
CSG Systems International	18,200	769,860
Diodes †	43,900	1,523,330
Flex †	104,000	1,040,000
FLIR Systems	52,452	2,495,666
Genpact	81,025	2,850,460
Jabil	74,000	1,967,660
Juniper Networks	98,000	2,594,060
Littelfuse	27,110	4,947,033
Methode Electronics	33,100	952,618
MKS Instruments	41,930	3,901,587
Monolithic Power Systems	28,675	3,885,176
NCR †	67,500	1,842,075
ON Semiconductor †	139,500	2,869,515
OSI Systems †	28,401	2,487,928
Sanmina †	59,300	1,710,805
SYNNEX	3,965	378,221
Tech Data †	23,100	2,365,671
Teradyne	28,900	1,151,376
TTM Technologies †	84,100	986,493
Western Union	51,400	949,358
Xerox	61,300	1,960,374

		60,199,227

Materials – 7.87%
Albemarle	51,682	4,236,890
Cabot	26,400	1,099,032
Celanese Class A	19,000	1,873,590
Chemours	49,500	1,839,420
Clearwater Paper †	25,400	494,792
Domtar	45,500	2,259,075
Eagle Materials	61,534	5,187,316
Eastman Chemical	15,700	1,191,316
Huntsman	70,700	1,590,043
Kronos Worldwide	88,300	1,237,966
Owens-Illinois	59,800	1,135,004
Packaging Corp. of America	14,200	1,411,196
PolyOne	130,389	3,821,702
Rayonier Advanced Materials	65,400	886,824
Reliance Steel & Aluminum	21,500	1,940,590

	Number of shares	Value (US $)

Common Stock (continued)

Materials (continued)
RPM International	43,120	$2,502,685
Schweitzer-Mauduit International	32,700	1,266,144
Summit Materials Class A †	186,421	2,958,501
Trinseo	31,700	1,436,010
US Steel	34,000	662,660
Westrock	48,000	1,840,800

		40,871,556

Real Estate – 13.30%
American Homes 4 Rent Class A	247,435	5,621,723
Americold Realty Trust	84,601	2,581,176
Apple Hospitality REIT	68,979	1,124,358
Brandywine Realty Trust	301,750	4,785,755
Brixmor Property Group	121,300	2,228,281
CBL & Associates Properties	63,700	98,735
City Office REIT (Canada)	93,700	1,059,747
CoreCivic	56,200	1,093,090
Franklin Street Properties	93,612	673,070
Gaming And Leisure Properties	56,700	2,186,919
Hospitality Properties Trust	104,300	2,744,133
Hudson Pacific Properties	153,805	5,293,968
Industrial Logistics Properties Trust	44,622	900,026
Kite Realty Group Trust	75,900	1,213,641
Lexington Realty Trust	201,200	1,822,872
Mack-Cali Realty	43,400	963,480
Medical Properties Trust	157,100	2,907,921
Office Properties Income Trust	45,688	1,262,816
Omega Healthcare Investors	39,200	1,495,480
One Liberty Properties	51,900	1,505,100
Physicians Realty Trust	334,020	6,282,916
Piedmont Office Realty Trust Class A	78,300	1,632,555
Preferred Apartment Communities Class A	72,100	1,068,522
Retail Properties of America Class A	286,620	3,493,898
Retail Value	5,200	162,084
RPT Realty	104,000	1,249,040
Senior Housing Properties Trust	123,300	1,452,474
SITE Centers	50,650	689,853
Spirit Realty Capital	37,360	1,484,313
STAG Industrial	211,630	6,274,830
Summit Hotel Properties	63,000	718,830

	Number of shares	Value (US $)

Common Stock (continued)

Real Estate (continued)
VEREIT	205,200	$1,717,524
Xenia Hotels & Resorts	60,500	1,325,555

		69,114,685

Utilities – 4.09%
AES	68,300	1,234,864
Alliant Energy	139,042	6,553,049
CenterPoint Energy	49,000	1,504,300
IDACORP	63,580	6,328,753
National Fuel Gas	49,200	2,999,232
South Jersey Industries	82,880	2,657,962

		21,278,160

Total Common Stock (cost $492,126,734)		510,264,466

Short-Term Investments – 2.11%

Money Market Mutual Fund – 2.11%
BlackRock FedFund - Institutional Shares (seven-day effective yield 2.36%)	2,197,013	2,197,013
Fidelity Investments Money Market Government Portfolio - Class I (seven-day effective yield 2.31%)	2,197,013	2,197,013
GS Financial Square Government Fund - Institutional Shares (seven-day effective yield 2.32%)	2,197,013	2,197,013

	Number of shares	Value (US $)

Short-Term Investments (continued)

Money Market Mutual Fund (continued)
Morgan Stanley Government Portfolio - Institutional Share Class (seven-day effective yield 2.33%)	2,197,013	$2,197,013
State Street Institutional US Government Money Market Fund - Investor Class (seven-day effective yield 2.31%)	2,197,013	2,197,013

		10,985,065

Total Short-Term Investments (cost $10,985,065)		10,985,065

Total Value of Securities – 100.32% (cost $503,111,799)		$521,249,531

°	Principal amount shown is stated in USD unless noted that the security is denominated in another currency.
†	Non-income producing security.

Summary of abbreviations:

REIT – Real Estate Investment Trust

USD – US Dollar

See accompanying notes, which are an integral part of the financial statements.

119

Statements of assets and liabilities

Optimum Fund Trust

March 31, 2019

	Optimum Fixed Income Fund	Optimum International Fund	Optimum Large Cap Growth Fund	Optimum Large Cap Value Fund	Optimum Small-Mid Cap Growth Fund	Optimum Small-Mid Cap Value Fund
Assets:
Investments, at value[1,2]	$2,821,903,438	$549,654,548	$1,678,782,956	$1,563,451,415	$519,781,589	$521,249,531
Short-term investments held as collateral for loaned securities, at value[4]	—	8,258,807	—	—	—	—
Foreign currencies, at value[5]	3,959,754	2,464,550	—	—	—	—
Cash	3,206,915	—	—	—	—	—
Cash collateral due from brokers	2,090,327	—	—	—	—	—
Receivable for securities sold	304,545,686	4,046,233	2,645,045	13,356,954	1,961,806	777,331
Dividends and interest receivable	15,692,214	2,306,723	559,516	2,068,720	160,030	850,100
Unrealized appreciation of foreign currency exchange contracts	1,747,022	922	—	—	—	—
Receivable for fund shares sold	4,438,471	847,041	1,877,973	2,068,982	728,073	837,594
Variation margin due from brokers on centrally cleared interest rate swap contracts	461,504	—	—	—	—	—
Upfront payments paid on interest rate swap contracts	2,980,837	—	—	—	—	—
Unrealized appreciation of credit default swap contracts	1,195,590	—	—	—	—	—
Swap payments receivable	823,485	—	—	—	—	—
Upfront payments paid on credit default swap contracts	24,405	—	—	—	—	—
Variation margin due from brokers on centrally cleared credit default swap contracts	235	—	—	—	—	—
Securities lending income receivable	—	33,040	—	—	—	—
Foreign tax reclaims receivable	—	1,309,394	3,892	488,256	—	—
Other assets[6]	415,736	—	—	—	—	—

Total assets	3,163,485,619	568,921,258	1,683,869,382	1,581,434,327	522,631,498	523,714,556

	Optimum Fixed Income Fund	Optimum International Fund	Optimum Large Cap Growth Fund	Optimum Large Cap Value Fund	Optimum Small-Mid Cap Growth Fund	Optimum Small-Mid Cap Value Fund
Liabilities:
Options written, at value[7]	$124	$—	$—	$—	$—	$—
Securities sold short, at value[3]	—	—	—	414,692	—	—
Cash due to custodian	—	126,484	979,689	257,414	284,457	144,911
Payable for securities purchased	776,033,906	5,616,425	4,120,822	10,698,580	8,707,473	3,211,638
Cash collateral due to brokers	8,140,000	—	—	—	—	—
Swap payments payable	1,390,301	—	—	—	—	—
Payable for fund shares redeemed	1,177,319	237,635	1,002,208	742,688	291,997	220,493
Variation margin due to brokers on futures contracts	1,089,324	—	—	—	—	—
Dividend disbursing and transfer agent fees payable to affiliates	358,455	84,276	253,660	238,183	78,692	79,248
Variation margin due to brokers on centrally cleared interest rate swap contracts	67,668	—	—	—	—	—
Obligation to return securities lending collateral	—	8,242,395	—	—	—	—
Variation margin due to brokers on centrally cleared credit default swap contracts	5,778	—	—	—	—	—
Interest payable for reverse repurchase agreements	10,710	—	—	—	—	—
Investment management fees payable to affiliates	1,016,216	351,645	976,313	856,411	358,389	341,767
Other accrued expenses	360,875	190,621	209,629	203,495	97,129	93,524
Administration expenses payable to affiliates	104,549	24,580	73,984	69,470	22,952	23,114
Distribution fees payable to affiliates	83,571	20,018	76,221	63,827	12,589	8,806
Accounting fees payable to affiliates	13,640	3,467	9,751	9,177	3,259	3,280
Trustees’ fees and expenses payable to affiliates	360	85	252	237	79	81
Upfront payments received on credit default swap contracts	1,709,783	—	—	—	—	—
Upfront payments received on interest rate swap contracts	1,120,805	—	—	—	—	—
Unrealized depreciation of foreign currency exchange contracts	509,861	41,165	—	—	—	—
Unrealized depreciation of credit default swap contracts	86,470	—	—	—	—	—
Contingent liabilities[6]	1,385,788	—	—	—	—	—
Other liabilities	—	19,871	—	—	—	—

Total liabilities	794,665,503	14,958,667	7,702,529	13,554,174	9,857,016	4,126,862

Total Net Assets	$2,368,820,116	$553,962,591	$1,676,166,853	$1,567,880,153	$512,774,482	$519,587,694

Net Assets Consist of:
Paid-in capital	$2,373,496,570	$511,156,124	$1,253,653,531	$1,289,752,688	$406,469,630	$490,909,719
Total distributable earnings (loss)	(4,676,454)	42,806,467	422,513,322	278,127,465	106,304,852	28,677,975

Total Net Assets	$2,368,820,116	$553,962,591	$1,676,166,853	$1,567,880,153	$512,774,482	$519,587,694

(continues	)	121

Statements of assets and liabilities

Optimum Fund Trust

	Optimum Fixed Income Fund	Optimum International Fund	Optimum Large Cap Growth Fund	Optimum Large Cap Value Fund	Optimum Small-Mid Cap Growth Fund	Optimum Small-Mid Cap Value Fund
Net Asset Value
Class A:
Net assets	$26,612,983	$7,274,977	$29,604,930	$23,742,293	$4,787,893	$3,265,914
Shares of beneficial interest outstanding, unlimited authorization, no par	2,813,782	577,968	1,772,918	1,499,768	356,496	268,919
Net asset value per share	$9.46	$12.59	$16.70	$15.83	$13.43	$12.14
Sales charge	4.50%	5.75%	5.75%	5.75%	5.75%	5.75%
Offering price per share, equal to net asset value per share / (1 – sales charge)	$9.91	$13.36	$17.72	$16.80	$14.25	$12.88

Class C:
Net assets	$92,294,840	$21,762,848	$83,010,363	$69,414,902	$13,510,763	$9,507,590
Shares of beneficial interest outstanding, unlimited authorization, no par	9,761,668	1,773,578	6,067,521	4,436,360	1,234,707	902,132
Net asset value per share	$9.45	$12.27	$13.68	$15.65	$10.94	$10.54

Institutional Class:
Net assets	$2,249,912,293	$524,924,766	$1,563,551,560	$1,474,722,958	$494,475,826	$506,814,190
Shares of beneficial interest outstanding, unlimited authorization, no par	238,091,578	41,405,755	86,241,082	92,943,021	33,668,658	39,274,553
Net asset value per share	$9.45	$12.68	$18.13	$15.87	$14.69	$12.90

______________
[1] Investments, at cost	$2,798,496,502	$508,389,273	$1,267,429,619	$1,288,746,820	$423,952,389	$503,111,799
[2] Including securities on loan	—	9,242,284	—	—	—	—
[3] Securities sold short, proceeds	—	—	—	(397,035)	—	—
[4] Short-term investments held as collateral for loaned securities, at cost	—	8,258,781	—	—	—	—
[5] Foreign currencies, at cost	4,014,881	2,464,515	—	—	—	—
[6] See Note 12 in “Notes to financial statements.”
[7] Premium received	(6,738)	—	—	—	—	—

See accompanying notes, which are an integral part of the financial statements.

Statements of operations

Optimum Fund Trust

Year ended March 31, 2019

	Optimum Fixed Income Fund	Optimum International Fund	Optimum Large Cap Growth Fund	Optimum Large Cap Value Fund	Optimum Small-Mid Cap Growth Fund	Optimum Small-Mid Cap Value Fund
Investment Income:
Interest	$77,171,846	$112,780	$438,787	$512,911	$261,042	$185,980
Dividends	479,147	17,087,590	17,470,342	36,509,513	1,961,630	11,502,485
Securities lending income	—	315,023	—	—	—	—
Foreign tax withheld	(46,135)	(1,799,460)	(94,984)	(81,706)	(10,163)	(2,813)

	77,604,858	15,715,933	17,814,145	36,940,718	2,212,509	11,685,652

Expenses:
Management fees	11,403,261	4,383,663	11,655,429	9,863,918	5,421,724	4,755,512
Distribution expenses — Class A	69,192	19,380	76,690	61,702	12,922	8,894
Distribution expenses — Class C	961,281	238,849	884,920	739,705	147,123	106,385
Dividend disbursing and transfer agent fees and expenses	4,026,208	1,081,927	3,072,856	2,773,681	959,317	926,875
Administration expenses	1,161,579	309,028	884,576	798,112	272,993	263,641
Accounting fees	514,345	164,181	400,406	364,987	149,364	145,556
Trustees’ fees and expenses	277,109	71,220	207,662	188,212	64,105	62,167
Reports and statements to shareholders expenses	275,947	134,702	332,514	260,756	229,524	171,549
Custodian fees	253,794	206,819	45,171	40,630	21,013	11,927
Pricing fees	240,452	74,634	4,307	5,210	40,034	1,892
Professional fees	191,296	82,946	138,560	116,167	68,646	55,927
Registration fees	95,166	62,775	52,973	70,434	63,989	69,177
Insurance fees	39,311	11,229	30,732	27,711	9,560	9,650
Investment interest expense	11,089	—	—	—	—	—
Tax services	2,544	21,343	1,182	342	881	970
Other	13,184	7,138	11,439	10,879	6,251	9,443

	19,535,758	6,869,834	17,799,417	15,322,446	7,467,446	6,599,565
Less expenses waived	—	—	—	—	(594,291)	(391,114)
Less expenses paid indirectly	(94,264)	(1,593)	(2,490)	(6,192)	(2,485)	(2,059)

Total operating expenses	19,441,494	6,868,241	17,796,927	15,316,254	6,870,670	6,206,392

Net Investment Income (Loss)	58,163,364	8,847,692	17,218	21,624,464	(4,658,161)	5,479,260

(continues	)	123

Statements of operations

Optimum Fund Trust

	Optimum Fixed Income Fund	Optimum International Fund	Optimum Large Cap Growth Fund	Optimum Large Cap Value Fund	Optimum Small-Mid Cap Growth Fund	Optimum Small-Mid Cap Value Fund
Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	$(6,234,536)	$16,298,216	$146,317,187	$23,082,738	$61,283,820	$26,854,009
Securities sold short	(13)	—	—	—	—	—
Foreign currencies	(11,356,087)	618,978	6,555	(4,577)	—	—
Foreign currency exchange contracts	9,003,111	(804,500)	(5,911)	4,185	—	—
Futures contracts	17,775,733	—	—	—	—	—
Options purchased	(1,128,560)	—	—	—	—	—
Options written	1,319,321	—	—	—	—	—
Swap contracts	(1,063,558)	—	—	—	—	—

Net realized gain	8,315,411	16,112,694	146,317,831	23,082,346	61,283,820	26,854,009

Net change in unrealized appreciation (depreciation) of:
Investments[1]	26,207,144	(56,292,131)	52,505,402	14,962,843	(9,645,134)	(53,926,698)
Foreign currencies	(156,087)	(90,027)	982	(12,472)	—	—
Foreign currency exchange contracts	1,176,091	(40,401)	—	—	—	—
Futures contracts	(4,401,816)	—	—	—	—	—
Options purchased	823,533	—	—	—	—	—
Options written	(771,823)	—	—	—	—	—
Swap contracts	(7,285,391)	—	—	—	—	—

Net change in unrealized appreciation (depreciation)	15,591,651	(56,422,559)	52,506,384	14,950,371	(9,645,134)	(53,926,698)

Net Realized and Unrealized Gain (Loss)	23,907,062	(40,309,865)	198,824,215	38,032,717	51,638,686	(27,072,689)

Net Increase (Decrease) in Net Assets Resulting from Operations	$82,070,426	$(31,462,173)	$198,841,433	$59,657,181	$46,980,525	$(21,593,429)

1Includes decrease of $37,691 capital gain taxes accrued for Optimum International Fund.

See accompanying notes, which are an integral part of the financial statements.

Statements of changes in net assets

Optimum Fund Trust

	Optimum Fixed Income Fund		Optimum International Fund
	Year ended		Year ended
	3/31/19	3/31/18	3/31/19	3/31/18
Increase (Decrease) in Net Assets from Operations:
Net investment income	$58,163,364	$48,178,820	$8,847,692	$6,920,399
Net realized gain (loss)	8,315,411	(15,530,877)	16,112,694	43,717,618
Net change in unrealized appreciation (depreciation)	15,591,651	3,394,011	(56,422,559)	59,971,997

Net increase (decrease) in net assets resulting from operations	82,070,426	36,041,954	(31,462,173)	110,610,014

Dividends and Distributions to Shareholders from:
Distributable earnings*:
Class A	(561,554)	(700,572)	(546,784)	(167,474)
Class C	(1,203,061)	(1,651,789)	(1,499,301)	(368,063)
Institutional Class	(51,991,595)	(44,780,382)	(39,365,210)	(12,425,087)

	(53,756,210)	(47,132,743)	(41,411,295)	(12,960,624)

Capital Share Transactions:
Proceeds from shares sold:
Class A	1,751,281	2,691,823	330,547	425,861
Class C	5,847,263	5,853,573	729,533	788,640
Institutional Class	648,954,727	410,586,301	103,927,530	118,448,217
Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	560,310	697,909	543,866	166,852
Class C	1,198,602	1,650,329	1,496,898	367,589
Institutional Class	51,943,066	44,744,263	39,321,117	12,414,824

	710,255,249	466,224,198	146,349,491	132,611,983

Cost of shares redeemed:
Class A	(6,131,707)	(6,985,182)	(1,312,596)	(2,050,607)
Class C	(20,944,368)	(26,057,224)	(5,447,612)	(7,599,191)
Institutional Class	(360,410,926)	(287,504,444)	(179,436,993)	(117,583,144)

	(387,487,001)	(320,546,850)	(186,197,201)	(127,232,942)

Increase (decrease) in net assets derived from capital share transactions	322,768,248	145,677,348	(39,847,710)	5,379,041

Net Increase (Decrease) in Net Assets	351,082,464	134,586,559	(112,721,178)	103,028,431
Net Assets:
Beginning of year	2,017,737,652	1,883,151,093	666,683,769	563,655,338

End of year[1]	$2,368,820,116	$2,017,737,652	$553,962,591	$666,683,769

[1]

Net Assets – End of year includes undistributed net investment income of $10,301,910 and $2,168,493 in 2018 for Optimum Fixed Income Fund and Optimum International Fund. The Securities and Exchange Commission eliminated the requirement to disclose undistributed (distributions in excess of) net investment income in 2018.

*

For the year ended March 31, 2019, the Funds have adopted amendments to Regulation S-X (see Note 13 in “Notes to financial statements”). For the year ended March 31, 2018, the dividends and distributions to shareholders were as follows:

	Optimum Fixed Income Fund
			Institutional
	Class A	Class C	Class
Dividends from net investment income	$(700,572)	$(1,651,789)	$(44,780,382)
	Optimum International Fund
			Institutional
	Class A	Class C	Class
Dividends from net investment income	$ (71,145)	$ (38,744)	$(6,067,099)
Distributions from net realized gain	(96,329)	329,319	(6,357,988)

See accompanying notes, which are an integral part of the financial statements.

(continues	)	125

Statements of changes in net assets

Optimum Fund Trust

	Optimum Large Cap Growth Fund		Optimum Large Cap Value Fund
	Year ended		Year ended
	3/31/19	3/31/18	3/31/19	3/31/18
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$17,218	$(2,134,237)	$21,624,464	$17,479,787
Net realized gain	146,317,831	275,470,600	23,082,346	40,246,291
Net change in unrealized appreciation (depreciation)	52,506,384	52,227,833	14,950,371	60,004,220

Net increase in net assets resulting from operations	198,841,433	325,564,196	59,657,181	117,730,298

Dividends and Distributions to Shareholders from:
Distributable earnings*:
Class A	(3,720,629)	(5,495,119)	(928,291)	(1,493,327)
Class C	(12,410,195)	(19,625,204)	(2,178,499)	(4,227,847)
Institutional Class	(176,632,153)	(240,785,863)	(59,491,242)	(74,148,325)

	(192,762,977)	(265,906,186)	(62,598,032)	(79,869,499)

Capital Share Transactions:
Proceeds from shares sold:
Class A	663,486	1,294,218	761,830	1,327,875
Class C	985,223	1,816,781	1,550,682	2,091,578
Institutional Class	256,614,320	259,275,981	265,479,114	257,769,560
Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	3,717,465	5,479,590	927,982	1,489,597
Class C	12,385,912	19,589,493	2,168,977	4,218,812
Institutional Class	176,362,602	240,538,379	59,415,403	74,082,666

	450,729,008	527,994,442	330,303,988	340,980,088

Cost of shares redeemed:
Class A	(6,759,803)	(7,970,218)	(4,397,534)	(6,031,113)
Class C	(24,946,229)	(29,888,435)	(16,899,124)	(22,154,334)
Institutional Class	(489,190,001)	(295,254,850)	(219,748,830)	(211,048,849)

	(520,896,033)	(333,113,503)	(241,045,488)	(239,234,296)

Increase (decrease) in net assets derived from capital share transactions	(70,167,025)	194,880,939	89,258,500	101,745,792

Net Increase (Decrease) in Net Assets	(64,088,569)	254,538,949	86,317,649	139,606,591
Net Assets:
Beginning of year	1,740,255,422	1,485,716,473	1,481,562,504	1,341,955,913

End of year[1]	$1,676,166,853	$1,740,255,422	$1,567,880,153	$1,481,562,504

[1]

Net Assets - There were no undistributed net investment income for Optimum Large Cap Growth Fund and $4,123,503 in 2018 for Optimum Large Cap Value Fund. The Securities Exchange Commission eliminated the requirement to disclose undistributed (distributions in excess of) net investment income in 2018.

*

For the year ended March 31, 2019, the Funds have adopted amendments to Regulation S-X (see Note 13 in “Notes to financial statements”). For the year ended March 31, 2018, the dividends and distributions to shareholders were as follows:

	Optimum Large Cap Growth Fund
			Institutional
	Class A	Class C	Class
Distributions from net realized gain	$(5,495,119)	$(19,625,204)	$(240,785,863)
	Optimum Large Cap Value Fund
			Institutional
	Class A	Class C	Class
Dividends from net investment income	$ (273,497)	$ (256,730)	$ (16,122,671)
Distributions from net realized gain	(1,219,830)	(3,971,117)	(58,025,654)

See accompanying notes, which are an integral part of the financial statements.

	Optimum Small-Mid Cap Growth Fund		Optimum Small-Mid Cap Value Fund
		Year ended		Year ended
	3/31/19	3/31/18	3/31/19	3/31/18
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$(4,658,161)	$(4,125,174)	$5,479,260	$2,703,854
Net realized gain	61,283,820	69,241,196	26,854,009	26,596,406
Net change in unrealized appreciation (depreciation)	(9,645,134)	31,070,292	(53,926,698)	(8,877,449)

Net increase (decrease) in net assets resulting from operations	46,980,525	96,186,314	(21,593,429)	20,422,811

Dividends and Distributions to Shareholders from:
Distributable earnings*:
Class A	(928,456)	(236,782)	(242,207)	(215,457)
Class C	(3,041,672)	(835,216)	(753,203)	(702,964)
Institutional Class	(85,738,436)	(19,412,135)	(35,271,695)	(22,502,002)

	(89,708,564)	(20,484,133)	(36,267,105)	(23,420,423)

Capital Share Transactions:
Proceeds from shares sold:
Class A	160,509	270,437	121,099	223,637
Class C	213,105	348,498	210,799	363,232
Institutional Class	84,994,195	80,505,865	168,820,113	84,337,853
Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	926,148	235,651	241,981	214,986
Class C	3,037,941	834,362	752,225	702,150
Institutional Class	85,636,988	19,396,388	35,239,137	22,481,400

	174,968,886	101,591,201	205,385,354	108,323,258

Cost of shares redeemed:
Class A	(1,252,045)	(1,216,862)	(585,193)	(841,912)
Class C	(3,872,832)	(4,252,643)	(2,290,436)	(3,124,350)
Institutional Class	(130,574,910)	(97,830,534)	(83,755,221)	(67,540,018)

	(135,699,787)	(103,300,039)	(86,630,850)	(71,506,280)

Increase (decrease) in net assets derived from capital share transactions	39,269,099	(1,708,838)	118,754,504	36,816,978

Net Increase (Decrease) in Net Assets	(3,458,940)	73,993,343	60,893,970	33,819,366
Net Assets:
Beginning of year	516,233,422	442,240,079	458,693,724	424,874,358

End of year[1]	$512,774,482	$516,233,422	$519,587,694	$458,693,724

[1]

Net Assets – There were no undistributed net investment income for Optimum Small-Mid Cap Growth Fund and $1,372,317 in 2018 for Optimum Small-Mid Cap Value Fund. The Securities and Exchange Commission eliminated the requirement to disclose undistributed (distributions in excess of) net investment income in 2018.

*

For the year ended March 31, 2019, the Fund has adopted amendments to Regulation S-X (see Note 12 in “Notes to financial statements”). For the year ended March 31, 2018, the dividends and distributions to shareholders were as follows:

	Optimum Small-Mid Cap Growth Fund
			Institutional
	Class A	Class C	Class
Distributions from net realized gains	$(236,782)	$(835,216)	$(19,412,135)
	Optimum Small-Mid Cap Value Fund
			Institutional
	Class A	Class C	Class
Dividends from net investment income	$(20,465)	$—	$(3,036,210)
Distributions from net realized gains	(194,992)	(702,964)	(19,465,792)

See accompanying notes, which are an integral part of the financial statements.

(continues	)	127

Financial highlights

Optimum Fixed Income Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended

	3/31/19	3/31/18	3/31/17	3/31/16	3/31/15
Net asset value, beginning of period	$9.35	$9.39	$9.37	$9.72	$9.54

Income (loss) from investment operations:
Net investment income[1]	0.23	0.22	0.20	0.20	0.20
Net realized and unrealized gain (loss)	0.08	(0.05)	— [2]	(0.28)	0.20

Total from investment operations	0.31	0.17	0.20	(0.08)	0.40

Less dividends and distributions from:
Net investment income	(0.20)	(0.21)	(0.18)	(0.25)	(0.22)
Net realized gain	—	—	—	(0.02)	—

Total dividends and distributions	(0.20)	(0.21)	(0.18)	(0.27)	(0.22)

Net asset value, end of period	$9.46	9.35	9.39	9.37	9.72

Total return[3]	3.37%	1.81%	2.03%	(0.63% )	4.21%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$26,613	$30,150	$33,838	$39,545	$43,144
Ratio of expenses to average net assets	1.08%	1.10%	1.17%	1.23%	1.17%
Ratio of expenses to average net assets prior to fees waived	1.08%	1.10%	1.18%	1.23%	1.17%
Ratio of net investment income to average net assets	2.43%	2.29%	2.12%	2.13%	2.11%
Ratio of net investment income to average net assets prior to fees waived	2.43%	2.29%	2.11%	2.13%	2.11%
Portfolio turnover	453%	403%	419%	536%	482%[4]

[1]	The average shares outstanding method has been applied for per share information.
[2]	The amount is less than $0.005 per share.
[3]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during some of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]

As a result of the addition of Delaware Management Company’s diversified floating rate investment strategy and Pacific Investment Management Company, LLC’s low-duration investment strategy on Feb. 1, 2014, to the Fund’s principal investment strategy, the Fund’s portfolio turnover rate increased substantially during the year ended March 31, 2015.

See accompanying notes, which are an integral part of the financial statements.

Optimum Fixed Income Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended

	3/31/19	3/31/18	3/31/17	3/31/16	3/31/15
Net asset value, beginning of period	$9.34	$9.38	$9.37	$9.71	$9.53

Income (loss) from investment operations:
Net investment income[1]	0.16	0.15	0.13	0.13	0.13
Net realized and unrealized gain (loss)	0.07	(0.05)	(0.01)	(0.27)	0.20

Total from investment operations	0.23	0.10	0.12	(0.14)	0.33

Less dividends and distributions from:
Net investment income	(0.12)	(0.14)	(0.11)	(0.18)	(0.15)
Net realized gain	—	—	—	(0.02)	—

Total dividends and distributions	(0.12)	(0.14)	(0.11)	(0.20)	(0.15)

Net asset value, end of period	$9.45	$9.34	$9.38	$9.37	$9.71

Total return[2]	2.52%	1.06%	1.27%	(1.39% )	3.44%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$92,295	$105,194	$124,024	$153,266	$166,154
Ratio of expenses to average net assets	1.83%	1.85%	1.92%	1.98%	1.92%
Ratio of expenses to average net assets prior to fees waived	1.83%	1.85%	1.93%	1.98%	1.92%
Ratio of net investment income to average net assets	1.68%	1.54%	1.37%	1.38%	1.36%
Ratio of net investment income to average net assets prior to fees waived	1.68%	1.54%	1.36%	1.38%	1.36%
Portfolio turnover	453%	403%	419%	536%	482%[3]

[1]	The average shares outstanding method has been applied for per share information.
[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during some of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[3]

As a result of the addition of Delaware Management Company’s diversified floating rate investment strategy and Pacific Investment Management Company, LLC’s low-duration investment strategy on Feb. 1, 2014, to the Fund’s principal investment strategy, the Fund’s portfolio turnover rate increased substantially during the year ended March 31, 2015.

See accompanying notes, which are an integral part of the financial statements.

(continues	)	129

Financial highlights

Optimum Fixed Income Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended

	3/31/19	3/31/18	3/31/17	3/31/16	3/31/15
Net asset value, beginning of period	$9.34	$9.39	$9.37	$9.72	$9.54

Income (loss) from investment operations:
Net investment income[1]	0.25	0.24	0.23	0.23	0.23
Net realized and unrealized gain (loss)	0.08	(0.05)	(0.01)	(0.28)	0.19

Total from investment operations	0.33	0.19	0.22	(0.05)	0.42

Less dividends and distributions from:
Net investment income	(0.22)	(0.24)	(0.20)	(0.28)	(0.24)
Net realized gain	—	—	—	(0.02)	—

Total dividends and distributions	(0.22)	(0.24)	(0.20)	(0.30)	(0.24)

Net asset value, end of period	$9.45	$9.34	$9.39	$9.37	$9.72

Total return[2]	3.65%	1.96%	2.40%	(0.48%)	4.47%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$2,249,912	$1,882,394	$1,725,289	$1,892,775	$1,826,156
Ratio of expenses to average net assets	0.83%	0.85%	0.92%	0.98%	0.92%
Ratio of expenses to average net assets prior to fees waived	0.83%	0.85%	0.93%	0.98%	0.92%
Ratio of net investment income to average net assets	2.68%	2.54%	2.37%	2.38%	2.36%
Ratio of net investment income to average net assets prior to fees waived	2.68%	2.54%	2.36%	2.38%	2.36%
Portfolio turnover	453%	403%	419%	536%	482%[3]

[1]	The average shares outstanding method has been applied for per share information.
[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during some of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[3]

As a result of the addition of Delaware Management Company’s diversified floating rate investment strategy and Pacific Investment Management Company, LLC ’s low-duration investment strategy on Feb. 1, 2014, to the Fund’s principal investment strategy, the Fund’s portfolio turnover rate increased substantially during the year ended March 31, 2015.

See accompanying notes, which are an integral part of the financial statements.

Optimum International Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended

	3/31/19	3/31/18	3/31/17	3/31/16	3/31/15
Net asset value, beginning of period	$14.42	$12.27	$10.95	$11.66	$12.57

Income (loss) from investment operations:
Net investment income[1]	0.17	0.12	0.11	0.08	0.06
Net realized and unrealized gain (loss)	(1.00)	2.29	1.31	(0.73)	(0.84)

Total from investment operations	(0.83)	2.41	1.42	(0.65)	(0.78)

Less dividends and distributions from:
Net investment income	(0.18)	(0.11)	(0.10)	(0.06)	(0.13)
Net realized gain	(0.82)	(0.15)	—	—	—

Total dividends and distributions	(1.00)	(0.26)	(0.10)	(0.06)	(0.13)

Net asset value, end of period	$12.59	$14.42	$12.27	$10.95	$11.66

Total return[2]	(5.33% )	19.74%	13.08%	(5.58% )	(6.25% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$7,275	$8,704	$8,680	$9,117	$10,291
Ratio of expenses to average net assets	1.37%	1.36%	1.48%	1.56%	1.47%
Ratio of net investment income to average net assets	1.30%	0.90%	0.93%	0.74%	0.51%
Portfolio turnover	63%	52%	68%	47%	117%

[1]	The average shares outstanding method has been applied for per share information.
[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

See accompanying notes, which are an integral part of the financial statements.

(continues	)	131

Financial highlights

Optimum International Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended

	3/31/19	3/31/18	3/31/17	3/31/16		3/31/15
Net asset value, beginning of period	$14.06	$11.98	$10.69	$11.41		$12.29

Income (loss) from investment operations:
Net investment income (loss)[1]	0.07	0.02	0.02	—	[2]	(0.03)
Net realized and unrealized gain (loss)	(0.98)	2.23	1.30	(0.72)		(0.83)

Total from investment operations	(0.91)	2.25	1.32	(0.72)		(0.86)

Less dividends and distributions from:
Net investment income	(0.06)	(0.02)	(0.03)	—		(0.02)
Net realized gain	(0.82)	(0.15)	—	—		—

Total dividends and distributions	(0.88)	(0.17)	(0.03)	—		(0.02)

Net asset value, end of period	$12.27	$14.06	$11.98	$10.69		$11.41

Total return[3]	(6.07% )	18.82%	12.32%	(6.31%	)	(7.00% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$21,763	$28,046	$29,544	$31,777		$35,996
Ratio of expenses to average net assets	2.12%	2.11%	2.23%	2.31%		2.22%
Ratio of net investment income (loss) to average net assets	0.55%	0.15%	0.18%	(0.01%	)	(0.24% )
Portfolio turnover	63%	52%	68%	47%		117%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Amount is less than $(0.005) per share.
[3]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during all of the periods shown reflect a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

Optimum International Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended

	3/31/19	3/31/18	3/31/17	3/31/16	3/31/15
Net asset value, beginning of period	$14.52	$12.35	$11.02	$11.74	$12.66

Income (loss) from investment operations:
Net investment income[1]	0.21	0.16	0.14	0.11	0.09
Net realized and unrealized gain (loss)	(1.02)	2.31	1.32	(0.74)	(0.85)

Total from investment operations	(0.81)	2.47	1.46	(0.63)	(0.76)

Less dividends and distributions from:
Net investment income	(0.21)	(0.15)	(0.13)	(0.09)	(0.16)
Net realized gain	(0.82)	(0.15)	—	—	—

Total dividends and distributions	(1.03)	(0.30)	(0.13)	(0.09)	(0.16)

Net asset value, end of period	$12.68	$14.52	$12.35	$11.02	$11.74

Total return[2]	(5.09% )	20.05%	13.36%	(5.38% )	(6.04% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$524,925	$629,934	$525,431	$542,055	$477,884
Ratio of expenses to average net assets	1.12%	1.11%	1.23%	1.31%	1.22%
Ratio of net investment income to average net assets	1.55%	1.15%	1.18%	0.99%	0.76%
Portfolio turnover	63%	52%	68%	47%	117%

[1]	The average shares outstanding method has been applied for per share information.
[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during all of the periods shown reflect a waiver by the manager. Performance would have been lower had the waiver not been in effect.

See accompanying notes, which are an integral part of the financial statements.

(continues	)	133

Financial highlights

Optimum Large Cap Growth Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended

	3/31/19	3/31/18	3/31/17	3/31/16	3/31/15
Net asset value, beginning of period	$17.22	$16.84	$14.97	$17.00	$16.39

Income (loss) from investment operations:
Net investment loss[1]	(0.03)	(0.06)	(0.06)	(0.10)	(0.08)
Net realized and unrealized gain (loss)	1.82	3.70	2.52	(0.20)	2.71

Total from investment operations	1.79	3.64	2.46	(0.30)	2.63

Less dividends and distributions from:
Net realized gain	(2.31)	(3.26)	(0.59)	(1.73)	(2.02)

Total dividends and distributions	(2.31)	(3.26)	(0.59)	(1.73)	(2.02)

Net asset value, end of period	$16.70	$17.22	$16.84	$14.97	$17.00

Total return[2]	11.60%	22.17%	16.83%	(2.27% )	17.27%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$29,605	$32,254	$32,215	$33,787	$40,790
Ratio of expenses to average net assets	1.25%	1.26%	1.35%	1.42%	1.37%
Ratio of expenses to average net assets prior to fees waived	1.25%	1.26%	1.38%	1.44%	1.37%
Ratio of net investment loss to average net assets	(0.19% )	(0.31% )	(0.35% )	(0.62% )	(0.50% )
Ratio of net investment loss to average net assets prior to fees waived	(0.19% )	(0.31% )	(0.38% )	(0.64% )	(0.50% )
Portfolio turnover	25%	77%[3]	52%	88%	86%

[1]	The average shares outstanding method has been applied for per share information.
[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during some of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[3]

As a result of ClearBridge Investments LLC replacing Fred Alger Management Inc. as one of the sub-advisors to Optimum Large Cap Growth Fund during the Fund’s fiscal year ending March 31, 2018, the Fund’s portfolio turnover rate increased during the year ended March 31, 2018.

See accompanying notes, which are an integral part of the financial statements.

Optimum Large Cap Growth Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended

	3/31/19	3/31/18	3/31/17	3/31/16	3/31/15
Net asset value, beginning of period	$14.62	$14.81	$13.34	$15.44	$15.16

Income (loss) from investment operations:
Net investment loss[1]	(0.14)	(0.17)	(0.15)	(0.20)	(0.19)
Net realized and unrealized gain (loss)	1.51	3.24	2.21	(0.17)	2.49

Total from investment operations	1.37	3.07	2.06	(0.37)	2.30

Less dividends and distributions from:
Net realized gain	(2.31)	(3.26)	(0.59)	(1.73)	(2.02)

Total dividends and distributions	(2.31)	(3.26)	(0.59)	(1.73)	(2.02)

Net asset value, end of period	$13.68	$14.62	$14.81	$13.34	$15.44

Total return[2]	10.74%	21.30%	15.88%	(2.98% )	16.44%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$83,010	$97,658	$105,082	$114,907	$137,892
Ratio of expenses to average net assets	2.00%	2.01%	2.10%	2.17%	2.12%
Ratio of expenses to average net assets prior to fees waived	2.00%	2.01%	2.13%	2.19%	2.12%
Ratio of net investment loss to average net assets	(0.94% )	(1.06% )	(1.10% )	(1.37% )	(1.25% )
Ratio of net investment loss to average net assets prior to fees waived	(0.94% )	(1.06% )	(1.13% )	(1.39% )	(1.25% )
Portfolio turnover	25%	77%[3]	52%	88%	86%

[1]	The average shares outstanding method has been applied for per share information.
[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during some of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[3]

As a result of ClearBridge Investments LLC replacing Fred Alger Management Inc. as one of the sub-advisors to Optimum Large Cap Growth Fund during the Fund’s fiscal year ending March 31, 2018, the Fund’s portfolio turnover rate increased during the year ended March 31, 2018.

See accompanying notes, which are an integral part of the financial statements.

(continues	)	135

Financial highlights

Optimum Large Cap Growth Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/19	3/31/18	3/31/17	3/31/16	3/31/15
Net asset value, beginning of period	$18.46	$17.81	$15.76	$17.76	$17.00

Income (loss) from investment operations:
Net investment income (loss)[1]	0.01	(0.01)	(0.02)	(0.06)	(0.04)
Net realized and unrealized gain (loss)	1.97	3.92	2.66	(0.21)	2.82

Total from investment operations	1.98	3.91	2.64	(0.27)	2.78

Less dividends and distributions from:
Net realized gain	(2.31)	(3.26)	(0.59)	(1.73)	(2.02)

Total dividends and distributions	(2.31)	(3.26)	(0.59)	(1.73)	(2.02)

Net asset value, end of period	$18.13	$18.46	$17.81	$15.76	$17.76

Total return[2]	11.86%	22.50%	17.14%	(2.00% )	17.55%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,563,552	$1,610,343	$1,348,419	$1,356,335	$1,413,059
Ratio of expenses to average net assets	1.00%	1.01%	1.10%	1.17%	1.12%
Ratio of expenses to average net assets prior to fees waived	1.00%	1.01%	1.13%	1.19%	1.12%
Ratio of net investment income (loss) to average net assets	0.06%	(0.06% )	(0.10% )	(0.37% )	(0.25% )
Ratio of net investment income (loss) to average net assets prior to fees waived	0.06%	(0.06% )	(0.13% )	(0.39% )	(0.25% )
Portfolio turnover	25%	77%[3]	52%	88%	86%

[1]	The average shares outstanding method has been applied for per share information.
[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.Total return during some of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[3]

As a result of ClearBridge Investments LLC replacing Fred Alger Management Inc. as one of the sub-advisors to Optimum Large Cap Growth Fund during the Fund’s fiscal year ending March 31, 2018, the Fund’s portfolio turnover rate increased during the year ended March 31, 2018.

See accompanying notes, which are an integral part of the financial statements.

Optimum Large Cap Value Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/19	3/31/18	3/31/17	3/31/16	3/31/15
Net asset value, beginning of period	$15.89	$15.42	$15.13	$16.01	$15.36

Income (loss) from investment operations:
Net investment income[1]	0.19	0.17	0.17	0.17	0.12
Net realized and unrealized gain (loss)	0.38	1.19	2.04	(0.89)	0.70

Total from investment operations	0.57	1.36	2.21	(0.72)	0.82

Less dividends and distributions from:
Net investment income	(0.18)	(0.16)	(0.18)	(0.16)	(0.17)
Net realized gain	(0.45)	(0.73)	(1.74)	—	—

Total dividends and distributions	(0.63)	(0.89)	(1.92)	(0.16)	(0.17)

Net asset value, end of period	$15.83	$15.89	$15.42	$15.13	$16.01

Total return[2]	3.79%	8.68%	14.99%	(4.54% )	5.34%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$23,742	$26,448	$28,739	$30,502	$35,952
Ratio of expenses to average net assets	1.20%	1.21%	1.33%	1.40%	1.33%
Ratio of expenses to average net assets prior to fees waived	1.20%	1.21%	1.34%	1.41%	1.33%
Ratio of net investment income to average net assets	1.23%	1.05%	1.06%	1.07%	0.79%
Ratio of net investment income to average net assets prior to fees waived	1.23%	1.05%	1.05%	1.06%	0.79%
Portfolio turnover	22%	25%	82%[3]	39%	35%

[1]	The average shares outstanding method has been applied for per share information.
[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.Total return during some of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[3]

As a result of Rothschild Asset Management Inc. replacing Herndon Capital Management, LLC as one of the sub-advisors to Optimum Large Cap Value Fund during the Fund’s fiscal year ending March 31, 2017, the Fund’s portfolio turnover rate increased substantially during the year ended March 31, 2017.

See accompanying notes, which are an integral part of the financial statements.

(continues	)	137

Financial highlights

Optimum Large Cap Value Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/19	3/31/18	3/31/17	3/31/16	3/31/15
Net asset value, beginning of period	$15.69	$15.25	$14.99	$15.85	$15.22

Income (loss) from investment operations:
Net investment income[1]	0.07	0.05	0.05	0.05	0.01
Net realized and unrealized gain (loss)	0.38	1.17	2.01	(0.87)	0.67

Total from investment operations	0.45	1.22	2.06	(0.82)	0.68

Less dividends and distributions from:
Net investment income	(0.04)	(0.05)	(0.06)	(0.04)	(0.05)
Net realized gain	(0.45)	(0.73)	(1.74)	—	—

Total dividends and distributions	(0.49)	(0.78)	(1.80)	(0.04)	(0.05)

Net asset value, end of period	$15.65	$15.69	$15.25	$14.99	$15.85

Total return[2]	3.05%	7.82%	14.13%	(5.19% )	4.48%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$69,415	$82,610	$95,495	$103,693	$122,772
Ratio of expenses to average net assets	1.95%	1.96%	2.08%	2.15%	2.08%
Ratio of expenses to average net assets prior to fees waived	1.95%	1.96%	2.09%	2.16%	2.08%
Ratio of net investment income to average net assets	0.48%	0.30%	0.31%	0.32%	0.04%
Ratio of net investment income to average net assets prior to fees waived	0.48%	0.30%	0.30%	0.31%	0.04%
Portfolio turnover	22%	25%	82%[3]	39%	35%

[1]	The average shares outstanding method has been applied for per share information.
[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.Total return during some of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[3]

As a result of Rothschild Asset Management Inc. replacing Herndon Capital Management, LLC as one of the sub-advisors to Optimum Large Cap Value Fund during the Fund’s fiscal year ending March 31, 2017, the Fund’s portfolio turnover rate increased substantially during the year ended March 31, 2017.

See accompanying notes, which are an integral part of the financial statements.

Optimum Large Cap Value Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended

	3/31/19	3/31/18	3/31/17	3/31/16	3/31/15

Net asset value, beginning of period	$15.93	$15.46	$15.16	$16.04	$15.39

Income (loss) from investment operations:
Net investment income[1]	0.23	0.21	0.20	0.20	0.17
Net realized and unrealized gain (loss)	0.38	1.19	2.06	(0.89)	0.69

Total from investment operations	0.61	1.40	2.26	(0.69)	0.86

Less dividends and distributions from:
Net investment income	(0.22)	(0.20)	(0.22)	(0.19)	(0.21)
Net realized gain	(0.45)	(0.73)	(1.74)	—	—

Total dividends and distributions	(0.67)	(0.93)	(1.96)	(0.19)	(0.21)

Net asset value, end of period	$15.87	$15.93	$15.46	$15.16	$16.04

Total return[2]	4.08%	8.90%	15.30%	(4.29% )	5.60%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,474,723	$1,372,505	$1,217,722	$1,129,606	$1,146,123
Ratio of expenses to average net assets	0.95%	0.96%	1.08%	1.15%	1.08%
Ratio of expenses to average net assets prior to fees waived	0.95%	0.96%	1.09%	1.16%	1.08%
Ratio of net investment income to average net assets	1.48%	1.30%	1.31%	1.32%	1.04%
Ratio of net investment income to average net assets prior to fees waived	1.48%	1.30%	1.30%	1.31%	1.04%
Portfolio turnover	22%	25%	82%[3]	39%	35%

[1]	The average shares outstanding method has been applied for per share information.
[2]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during some of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[3]

As a result of Rothschild Asset Management Inc. replacing Herndon Capital Management, LLC as one of the sub-advisors to Optimum Large Cap Value Fund during the Fund’s fiscal year ending March 31, 2017, the Fund’s portfolio turnover rate increased substantially during the year ended March 31, 2017.

See accompanying notes, which are an integral part of the financial statements.

(continues	)	139

Financial highlights

Optimum Small-Mid Cap Growth Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended

	3/31/19	3/31/18	3/31/17		3/31/16	3/31/15

Net asset value, beginning of period	$15.51	$13.31	$10.95		$15.37	$15.57

Income (loss) from investment operations:
Net investment loss[1]	(0.17)	(0.16)	(0.14)		(0.15)	(0.16)
Net realized and unrealized gain (loss)	1.20	3.03	2.50		(2.26)	1.44

Total from investment operations	1.03	2.87	2.36		(2.41)	1.28

Less dividends and distributions from:
Return of capital	—	—	—		— [2]	—
Net realized gain	(3.11)	(0.67)	—		(2.01)	(1.48)

Total dividends and distributions	(3.11)	(0.67)	—		(2.01)	(1.48)

Net asset value, end of period	$13.43	$15.51	$13.31		$10.95	$15.37

Total return[3]	8.69%	21.88%	21.55%		(16.77% )	8.93%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$4,788	$5,414	$5,293		$5,040	$7,050
Ratio of expenses to average net assets	1.54%	1.55%	1.58%		1.66%	1.63%
Ratio of expenses to average net assets prior to fees waived	1.65%	1.63%	1.79%		1.85%	1.77%
Ratio of net investment loss to average net assets	(1.11% )	(1.07% )	(1.16%	)	(1.09% )	(1.09% )
Ratio of net investment loss to average net assets prior to fees waived	(1.22% )	(1.15% )	(1.37%	)	(1.28% )	(1.23% )
Portfolio turnover	82%	89%	180%	[4]	104%	72%

[1]	The average shares outstanding method has been applied for per share information.
[2]	For the year ended March 31, 2016, return of capital distribution of $108 for Class A calculated to a de minimis amount of $0.00 per share.
[3]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]

As a result of Peregrine Capital Management, LLC and Columbus Circle Investors replacing Columbia Wanger Asset Management and Wellington Management as the sub-advisors to Optimum Small-Mid Cap Growth Fund during the Fund’s fiscal year ending March 31, 2017, the Fund’s portfolio turnover rate increased substantially during the year ended March 31, 2017.

See accompanying notes, which are an integral part of the financial statements.

Optimum Small-Mid Cap Growth Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended

	3/31/19	3/31/18	3/31/17		3/31/16	3/31/15

Net asset value, beginning of period	$13.32	$11.59	$9.61		$13.86	$14.29

Income (loss) from investment operations:
Net investment loss[1]	(0.24)	(0.23)	(0.20)		(0.22)	(0.25)
Net realized and unrealized gain (loss)	0.97	2.63	2.18		(2.02)	1.30

Total from investment operations	0.73	2.40	1.98		(2.24)	1.05

Less dividends and distributions from:
Return of capital	—	—	—		— [2]	—
Net realized gain	(3.11)	(0.67)	—		(2.01)	(1.48)

Total dividends and distributions	(3.11)	(0.67)	—		(2.01)	(1.48)

Net asset value, end of period	$10.94	$13.32	$11.59		$9.61	$13.86

Total return[3]	7.81%	21.06%	20.60%		(17.39% )	8.08%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$13,510	$15,925	$16,668		$16,972	$23,206
Ratio of expenses to average net assets	2.29%	2.30%	2.33%		2.41%	2.38%
Ratio of expenses to average net assets prior to fees waived	2.40%	2.38%	2.54%		2.60%	2.52%
Ratio of net investment loss to average net assets	(1.86% )	(1.82% )	(1.91%	)	(1.84% )	(1.84% )
Ratio of net investment loss to average net assets prior to fees waived	(1.97% )	(1.90% )	(2.12%	)	(2.03% )	(1.98% )
Portfolio turnover	82%	89%	180%[4]		104%	72%

[1]	The average shares outstanding method has been applied for per share information.
[2]	For the year ended March 31, 2016, return of capital distribution of $416 for Class C calculated to a de minimis amount of $0.00 per share.
[3]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]

As a result of Peregrine Capital Management, LLC and Columbus Circle Investors replacing Columbia Wanger Asset Management and Wellington Management as the sub-advisors to Optimum Small-Mid Cap Growth Fund during the Fund’s fiscal year ending March 31, 2017, the Fund’s portfolio turnover rate increased substantially during the year ended March 31, 2017.

See accompanying notes, which are an integral part of the financial statements.

(continues	)	141

Financial highlights

Optimum Small-Mid Cap Growth Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/19	3/31/18	3/31/17		3/31/16	3/31/15
Net asset value, beginning of period	$16.63	$14.19	$11.65		$16.17	$16.27

Income (loss) from investment operations:
Net investment loss[1]	(0.14)	(0.13)	(0.12)		(0.12)	(0.13)
Net realized and unrealized gain (loss)	1.31	3.24	2.66		(2.39)	1.51

Total from investment operations	1.17	3.11	2.54		(2.51)	1.38

Less dividends and distributions from:
Return of capital	—	—	—		— [2]	—
Net realized gain	(3.11)	(0.67)	—		(2.01)	(1.48)

Total dividends and distributions	(3.11)	(0.67)	—		(2.01)	(1.48)

Net asset value, end of period	$14.69	$16.63	$14.19		$11.65	$16.17

Total return[3]	8.97%	22.22%	21.80%		(16.54% )	9.18%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$494,476	$494,894	$420,279		$440,683	$527,647
Ratio of expenses to average net assets	1.29%	1.30%	1.33%		1.41%	1.38%
Ratio of expenses to average net assets prior to fees waived	1.40%	1.38%	1.54%		1.60%	1.52%
Ratio of net investment loss to average net assets	(0.86% )	(0.82% )	(0.91%	)	(0.84% )	(0.84% )
Ratio of net investment loss to average net assets prior to fees waived	(0.97% )	(0.90% )	(1.12%	)	(1.03% )	(0.98% )
Portfolio turnover	82%	89%	180%[4]		104%	72%

[1]	The average shares outstanding method has been applied for per share information.
[2]	For the year ended March 31, 2016, return of capital distribution of $8,916 for Institutional Class calculated to a de minimis amount of $0.00 per share.
[3]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]

As a result of Peregrine Capital Management, LLC and Columbus Circle Investors replacing Columbia Wanger Asset Management and Wellington Management as the sub-advisors to Optimum Small-Mid Cap Growth Fund during the Fund’s fiscal year ending March 31, 2017, the Fund’s portfolio turnover rate increased substantially during the year ended March 31, 2017.

See accompanying notes, which are an integral part of the financial statements.

Optimum Small-Mid Cap Value Fund Class A

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/19	3/31/18	3/31/17	3/31/16	3/31/15
Net asset value, beginning of period	$13.66	$13.77	$11.53	$13.64	$14.88

Income (loss) from investment operations:
Net investment income (loss)[1]	0.11	0.06	0.08	(0.04)	(0.09)
Net realized and unrealized gain (loss)	(0.69)	0.59	2.21	(1.58)	(0.03)

Total from investment operations	(0.58)	0.65	2.29	(1.62)	(0.12)

Less dividends and distributions from:
Net investment income	(0.06)	(0.07)	(0.05)	—	—
Return of capital	—	—	—	— [2]	—
Net realized gain	(0.88)	(0.69)	—	(0.49)	(1.12)

Total dividends and distributions	(0.94)	(0.76)	(0.05)	(0.49)	(1.12)

Net asset value, end of period	$12.14	$13.66	$13.77	$11.53	$13.64

Total return[3]	(3.83% )	4.59%	19.84%	(11.96% )	(0.69% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$3,266	$3,856	$4,279	$4,302	$5,440
Ratio of expenses to average net assets	1.46%	1.48%	1.51%	1.61%	1.62%
Ratio of expenses to average net assets prior to fees waived	1.54%	1.54%	1.71%	1.75%	1.68%
Ratio of net investment income (loss) to average net assets	0.87%	0.40%	0.64%	(0.35% )	(0.65% )
Ratio of net investment income (loss) to average net assets prior to fees waived	0.79%	0.34%	0.44%	(0.49% )	(0.71% )
Portfolio turnover	32%	31%	30%	90%[4]	31%

[1]	The average shares outstanding method has been applied for per share information.
[2]	For the year ended March 31, 2016, return of capital distribution of $325 for Class A calculated to a de minimis amount of $0.001 per share
[3]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]

As a result of LSV Asset Management replacing The Delafield Group, a division of Tocqueville Asset Management L.P., and The Killen Group, Inc. as one of the sub-advisors to Optimum Small-Mid Cap Value Fund during the Fund’s fiscal year ending March 31, 2016, the Fund’s portfolio turnover rate increased substantially during the year ended March 31, 2016.

See accompanying notes, which are an integral part of the financial statements.

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Financial highlights

Optimum Small-Mid Cap Value Fund Class C

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/19	3/31/18	3/31/17		3/31/16	3/31/15
Net asset value, beginning of period	$12.01	$12.21	$10.27		$12.30	$13.63

Income (loss) from investment operations:
Net investment income (loss)[1]	0.01	(0.04)	(0.01)		(0.12)	(0.18)
Net realized and unrealized gain (loss)	(0.60)	0.53	1.95		(1.42)	(0.03)

Total from investment operations	(0.59)	0.49	1.94		(1.54)	(0.21)

Less dividends and distributions from:
Return of capital	—	—	—		— [2]	—
Net realized gain	(0.88)	(0.69)	—		(0.49)	(1.12)

Total dividends and distributions	(0.88)	(0.69)	—		(0.49)	(1.12)

Net asset value, end of period	$10.54	$12.01	$12.21		$10.27	$12.30

Total return[3]	(4.50% )	3.85%	18.89%		(12.62% )	(1.45% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$9,508	$12,030	$14,268		$15,136	$19,245
Ratio of expenses to average net assets	2.21%	2.23%	2.26%		2.36%	2.37%
Ratio of expenses to average net assets prior to fees waived	2.29%	2.29%	2.46%		2.50%	2.43%
Ratio of net investment income (loss) to average net assets	0.12%	(0.35% )	(0.11%	)	(1.10% )	(1.40% )
Ratio of net investment income (loss) to average net assets prior to fees waived	0.04%	(0.41% )	(0.31%	)	(1.24% )	(1.46% )
Portfolio turnover	32%	31%	30%		90%[4]	31%

[1]	The average shares outstanding method has been applied for per share information.
[2]	For the year ended March 31, 2016, return of capital distribution of $1,284 for Class C calculated to a de minimis amount of $0.001 per share.
[3]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]

As a result of LSV Asset Management replacing The Delafield Group, a division of Tocqueville Asset Management L.P., and The Killen Group, Inc. as one of the sub-advisors to Optimum Small-Mid Cap Value Fund during the Fund’s fiscal year ending March 31, 2016, the Fund’s portfolio turnover rate increased substantially during the year ended March 31, 2016.

See accompanying notes, which are an integral part of the financial statements.

Optimum Small-Mid Cap Value Fund Institutional Class

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Year ended
	3/31/19	3/31/18	3/31/17	3/31/16		3/31/15
Net asset value, beginning of period	$14.45	$14.52	$12.16	$14.31		$15.53

Income (loss) from investment operations:
Net investment income (loss)[1]	0.16	0.10	0.12	(0.01)		(0.06)
Net realized and unrealized gain (loss)	(0.73)	0.63	2.32	(1.65)		(0.04)

Total from investment operations	(0.57)	0.73	2.44	(1.66)		(0.10)

Less dividends and distributions from:
Net investment income	(0.10)	(0.11)	(0.08)	—		—
Return of capital	—	—	—	—	[2]	—
Net realized gain	(0.88)	(0.69)	—	(0.49)		(1.12)

Total dividends and distributions	(0.98)	(0.80)	(0.08)	(0.49)		(1.12)

Net asset value, end of period	$12.90	$14.45	$14.52	$12.16		$14.31

Total return[3]	(3.55% )	4.87%	20.05%	(11.67%	)	(0.53% )

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$506,814	$442,808	$406,327	$441,150		$499,578
Ratio of expenses to average net assets	1.21%	1.23%	1.26%	1.36%		1.37%
Ratio of expenses to average net assets prior to fees waived	1.29%	1.29%	1.46%	1.50%		1.43%
Ratio of net investment income (loss) to average net assets	1.12%	0.65%	0.89%	(0.10%	)	(0.40% )
Ratio of net investment income (loss) to average net assets prior to fees waived	1.04%	0.59%	0.69%	(0.24%	)	(0.46% )
Portfolio turnover	32%	31%	30%	90%	[4]	31%

[1]	The average shares outstanding method has been applied for per share information.
[2]	For the year ended March 31, 2016, return of capital distribution of $31,607 for Institutional Class calculated to a de minimis amount of $0.001 per share.
[3]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]

As a result of LSV Asset Management replacing The Delafield Group, a division of Tocqueville Asset Management L.P., and The Killen Group, Inc. as one of the sub-advisors to Optimum Small-Mid Cap Value Fund during the Fund’s fiscal year ending March 31, 2016, the Fund’s portfolio turnover rate increased substantially during the year ended March 31, 2016.

See accompanying notes, which are an integral part of the financial statements.

(continues	)	145

Notes to financial statements

Optimum Fund Trust

March 31, 2019

Optimum Fund Trust (Trust) is organized as a Delaware statutory trust and offers six series: Optimum Fixed Income Fund, Optimum International Fund, Optimum Large Cap Growth Fund, Optimum Large Cap Value Fund, Optimum Small-Mid Cap Growth Fund, and Optimum Small-Mid Cap Value Fund, (each, a Fund, or collectively, the Funds). Each Fund is an open-end investment company. The Funds are considered diversified under the Investment Company Act of 1940, as amended (1940 Act), and offer Class A, Class C, and Institutional Class shares. Class A shares are sold with a maximum front-end sales charge of 4.50% for Optimum Fixed Income Fund and 5.75% for Optimum International Fund, Optimum Large Cap Growth Fund, Optimum Large Cap Value Fund, Optimum Small-Mid Cap Growth Fund, and Optimum Small-Mid Cap Value Fund. Class A share purchases of $1,000,000 or more will incur a contingent deferred sales charge (CDSC) instead of front-end sales charge of 1.00%, if redeemed during the first year and 0.50% during the second year, provided that Delaware Distributors, L.P. (DDLP) paid a financial advisor a commission on the purchase of those shares. Class C shares are sold with a CDSC of 1.00%, which will be incurred if redeemed during the first 12 months. Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors.

The investment objective of Optimum Fixed Income Fund is to seek a high level of income. The Fund may also seek growth of capital.

The investment objective of Optimum International Fund is to seek long-term growth of capital. The Fund may also seek income.

The investment objective of Optimum Large Cap Growth Fund is to seek long-term growth of capital.

The investment objective of Optimum Large Cap Value Fund is to seek long-term growth of capital. The Fund may also seek income.

The investment objective of Optimum Small-Mid Cap Growth Fund is to seek long-term growth of capital.

The investment objective of Optimum Small-Mid Cap Value Fund is to seek long-term growth of capital.

1. Significant Accounting Policies

Each Fund follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. The following accounting policies are in accordance with US generally accepted accounting principles (US GAAP) and are consistently followed by the Funds.

Security Valuation — Equity securities, except those traded on the Nasdaq Stock Market LLC (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange on the valuation date. Equity securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day, an equity security does not trade, the mean between the bid and ask prices will be used, which approximates fair value. Equity securities listed on a foreign exchange are normally valued at the last quoted sales price on the valuation date. Open-end investment company securities are valued at net asset value (NAV) per share, as reported by the underlying investment company. US government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Other debt securities, credit default swap (CDS) contracts, interest rate swap contracts, CDS and interest rate swap options contracts (swaptions) are valued based upon valuations provided by an independent pricing service or broker/counterparty and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Valuations for fixed income securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. For asset-backed securities, collateralized mortgage obligations, commercial mortgage securities, and US government agency mortgage securities, pricing vendors utilize matrix pricing which considers prepayment speed, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity, and type as well as broker/dealer-supplied prices. Swap prices are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades, and values of the underlying reference instruments. Foreign currency exchange contracts and foreign cross currency exchange contracts are valued at the mean between the bid and the ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Futures contracts and options on futures contracts are valued at the daily quoted settlement prices. Exchange-traded options are valued at the last reported sale price or, if no sales are reported, at the mean between the last reported bid and ask prices, which approximates fair value. Investments in repurchase agreements are generally valued at par, which approximates fair value, each business day. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Trust’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. Each Fund may use fair value pricing more frequently for securities traded primarily in non-US markets because, among other things, most foreign markets close well before each Fund values its securities, generally as of 4:00pm Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. Whenever such a significant event occurs, each Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing). Restricted securities are valued at fair value using methods approved by the Board.

Federal and Foreign Income Taxes — No provision for federal income taxes has been made as each Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Funds evaluate tax positions taken or expected to be taken in the course of preparing each Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed each Fund’s tax positions taken or expected to be taken on each Fund’s federal income tax returns through the year ended March 31, 2019 and for all open tax years (years ended March 31, 2016–March 31, 2018), and has concluded that no provision for federal income tax is required in each Fund’s financial statements. In regard to foreign taxes only, each Fund has open tax years in certain foreign countries in which it invests that may date back to the inception of each Fund. If applicable, the Funds recognize interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the “Statements of operations.” During the year ended March 31, 2019, the Funds did not incur any interest or tax penalties.

Class Accounting — Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the various classes of the Funds on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements — Each Fund may purchase certain US government securities subject to the counterparty’s agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with each Fund’s custodian or a third-party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements as of the date of this report were entered into on March 29, 2019, and matured on the next business day.

Reverse Repurchase Agreements — Optimum Fixed Income Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Fund sells securities to a bank or broker/dealer and agrees to repurchase the securities at an agreed upon date and price. The Fund will maintain in a segregated account, cash, cash equivalents, or US government securities in an amount sufficient to cover its obligations under reverse repurchase agreements with broker/dealers (but no collateral is required on reverse repurchase agreements with banks). The Fund will subject its investments in reverse repurchase agreements to the borrowing provisions set forth in the 1940 Act. The use of reverse repurchase agreements by the Fund creates leverage, which increases the Fund’s investment risk. If the income and gains on securities purchased with the proceeds of reverse repurchase agreements exceed the costs of the agreements, the Fund’s earnings or NAV will increase faster than otherwise would be the case; conversely, if the income and gains fail to exceed the costs, earnings or NAV would decline faster than otherwise would be the case. For the year ended March 31, 2019, the Fund had average reverse repurchase agreements of $7,966 for which it paid interest at an average rate of 2.28%. At March 31, 2019, there were no open reverse repurchase agreements in the Fund.

Short Sales — Optimum Large Cap Value Fund may make short sales in an attempt to protect against declines in an individual security or the overall market, to manage duration, or for such other purposes consistent with the Fund’s investment objective and strategies. Typically, short sales are transactions in which the Fund sells a security it does not own and, at the time a short sale is effected, the Fund incurs an obligation to replace the security borrowed at whatever its price may be at the time the Fund purchases it for delivery to the lender. The price at such time may be more or less than the price at which the security was sold by the Fund. When a short sale transaction is closed out by delivery of the security, any gain or loss on the transaction generally is taxable as short-term capital gain or loss. Until the security is replaced, the Fund is required to pay the lender amounts equal to any dividends or interest that accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale, and potentially additional margin, will be retained by the broker from whom the security is borrowed, to the extent necessary to meet margin requirements, until the short position is closed out.

To Be Announced Trades (TBA) — Optimum Fixed Income Fund may contract to purchase or sell securities for a fixed price at a transaction date beyond the customary settlement period (examples: when issued, delayed delivery, forward commitment, or TBA transactions) consistent

(continues	)	147

Notes to financial statements

Optimum Fund Trust

1. Significant Accounting Policies (continued)

with the Fund’s ability to manage its investment portfolio and meet redemption requests. These transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield with payment and delivery taking place more than three days in the future, or after a period longer than the customary settlement period for that type of security. No interest will be earned by the Fund on such purchases until the securities are delivered or the transaction is completed; however, the market value may change prior to delivery. At March 31, 2019, the Fund received $6,770,000 cash collateral for TBA trades, which is included in “Cash collateral due to brokers” on the “Statements of assets and liabilities.”

Foreign Currency Transactions — Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date in accordance with the Funds’ prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into US dollars at the exchange rate of such currencies against the US dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Funds generally bifurcate that portion of realized gains and losses on investments in debt securities which is due to changes in foreign exchange rates from that which is due to changes in market prices of debt securities. That portion of gains (losses), which is due to changes in foreign exchange rates, is included on the “Statements of operations” under “Net realized gain (loss) on foreign currencies.” For foreign equity securities, the realized gains and losses are included on the “Statements of operations” under “Net realized and unrealized gain (loss) on investments.“ The Funds report certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates — The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

Other — Expenses directly attributable to a Fund are charged directly to that Fund. Other expenses common to various funds within the Trust are generally allocated among such funds on the basis of average net assets. Management fees and certain other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on debt securities are accreted or amortized to interest income, respectively, over the lives of the respective securities using the effective interest method. Realized gains (losses) on paydowns of asset- and mortgage-backed securities are classified as interest income. Distributions received from investments in real estate investment trusts (REITs) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer. Distributions received from investments in master limited partnerships are recorded as return of capital on investments on the ex-dividend date. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Funds are aware of such dividends, net of all tax withholdings, a portion of which may be reclaimable. Withholding taxes and reclaims on foreign dividends and interest have been recorded in accordance with the Funds’ understanding of the applicable country’s tax rules and rates. Each Fund may pay foreign capital gains taxes on certain foreign securities held, which are reported as components of realized losses for financial reporting purposes, whereas such components are treated as ordinary loss for federal income tax purposes. Each Fund declares and pays distributions from net investment income and net realized gain on investments, if any, at least annually. The Funds may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.

Each Fund receives earnings credits from its custodian when positive cash balances are maintained, which may be used to offset custody fees. The expenses paid under this arrangement are included on the “Statements of operations” under “Custodian fees” with the corresponding expenses offset included under “Less expenses paid indirectly.” For the year ended March 31, 2019, each Fund earned the following amounts under this arrangement:

Optimum	Optimum	Optimum	Optimum	Optimum	Optimum
Fixed Income	International	Large Cap	Large Cap	Small-Mid Cap	Small-Mid Cap
Fund	Fund	Growth Fund	Value Fund	Growth Fund	Value Fund
$93,384	$776	$1,538	$5,250	$1,558	$1,127

Each Fund receives earnings credits from its transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. If the amount earned is greater than $1, the expenses paid under this arrangement are included on the “Statements of operations” under “Dividend disbursing and transfer agent fees and expenses” with the corresponding expenses offset included under “Less expenses paid indirectly.” For the year ended March 31, 2019, each Fund earned the following amounts under this arrangement:

Optimum	Optimum	Optimum	Optimum	Optimum	Optimum
Fixed Income	International	Large Cap	Large Cap	Small-Mid Cap	Small-Mid Cap
Fund	Fund	Growth Fund	Value Fund	Growth Fund	Value Fund
$880	$817	$952	$942	$927	$932

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates

Delaware Management Company (DMC), a series of Macquarie Investment Management Business Trust, furnishes investment management services to each Fund and has full discretion and responsibility, subject to the overall supervision of the Board, to select and contract with one or more investment sub-advisors to manage the investment operations and composition of each Fund, and to render investment advice for each Fund, including the purchase, retention, and dispositions of investments, securities, and cash contained in each Fund. The investment management agreement obligates DMC to implement decisions with respect to the allocation or reallocation of each Fund’s assets among one or more current or additional sub-advisors, and to monitor the sub-advisors’ compliance with the relevant Fund’s investment objective, policies and restrictions. DMC pays the sub-advisors out of its fees, which are calculated daily and paid monthly.

In accordance with the terms of its respective investment management agreement, DMC is entitled to receive an annual fee equal to the following percentage rates of the average daily net assets of each Fund, which is calculated daily and paid monthly:

Optimum Fixed Income Fund	0.6000% of net assets up to $500 million
0.5500% of net assets from $500 million to $1 billion
0.5000% of net assets from $1 billion to $1.5 billion
0.4500% of net assets from $1.5 billion to $2 billion
0.4250% of net assets from $2 billion to $2.5 billion
0.4000% of net assets from $2.5 billion to $5 billion
0.3750% of net assets over $5 billion

Optimum International Fund	0.7500% of net assets up to $500 million
0.7150% of net assets from $500 million to $1 billion
0.7000% of net assets from $1 billion to $1.5 billion
0.6750% of net assets from $1.5 billion to $2 billion
0.6500% of net assets from $2 billion to $2.5 billion
0.6000% of net assets over $2.5 billion

Optimum Large Cap Growth Fund	0.7500% of net assets up to $500 million
0.7000% of net assets from $500 million to $1 billion
0.6500% of net assets from $1 billion to $1.5 billion
0.6250% of net assets from $1.5 billion to $2 billion
0.6000% of net assets from $2 billion to $2.5 billion
0.5750% of net assets from $2.5 billion to $5 billion
0.5500% of net assets over $5 billion

Optimum Large Cap Value Fund	0.7000% of net assets up to $500 million
0.6500% of net assets from $500 million to $1 billion
0.6000% of net assets from $1 billion to $1.5 billion
0.5750% of net assets from $1.5 billion to $2 billion
0.5500% of net assets from $2 billion to $2.5 billion
0.5250% of net assets from 2.5 billion to $5 billion
0.5000% of net assets over $5 billion

(continues	)	149

Notes to financial statements

Optimum Fund Trust

2. Investment Management, Administration Agreements,

and Other Transactions with Affiliates (continued)

Optimum Small-Mid Cap Growth Fund	1.1000% of net assets up to $250 million
1.0000% of net assets from $250 million to $500 million
0.9000% of net assets from $500 million to $750 million
0.8000% of net assets from $750 million to $1 billion
0.7500% of net assets from $1 billion to $1.5 billion
0.7000% of net assets over $1.5 billion

Optimum Small-Mid Cap Value Fund	1.0000% of net assets up to $250 million
0.9000% of net assets from $250 million to $500 million
0.8000% of net assets from $500 million to $750 million
0.7500% of net assets from $750 million to $1 billion
0.7000% of net assets from $1 billion to $1.5 billion
0.6500% of net assets over $1.5 billion

DMC has entered into sub-advisory agreements for the Trust as follows: Optimum Fixed Income Fund – Pacific Investment Management Company, LLC (PIMCO); Optimum International Fund – Acadian Asset Management LLC (Acadian), and EARNEST Partners, LLC (EARNEST); Optimum Large Cap Growth Fund – T. Rowe Price Associates, Inc. (T. Rowe Price) and ClearBridge Investments LLC (ClearBridge); Optimum Large Cap Value Fund – Massachusetts Financial Services Company (MFS) and Rothschild Asset Management Inc. (Rothschild); Optimum Small-Mid Cap Growth Fund – Columbus Circle Investors (CCI) and Peregrine Capital Management LLC (Peregrine); Optimum Small-Mid Cap Value Fund – LSV Asset Management (LSV) and Westwood Management Corp. (Westwood).

For the year ended March 31, 2019, DMC paid the following sub-advisory fees:

Optimum Fixed Income Fund	Optimum International Fund	Optimum Large Cap Growth Fund	Optimum Large Cap Value Fund	Optimum Small-Mid Cap Growth Fund	Optimum Small-Mid Cap Value Fund
$2,665,256	$2,330,570	$5,685,564	$4,564,564	$2,517,164	$2,594,911

DMC has contractually agreed to waive all or a portion, if any, of its management fee and/or pay/reimburse each Fund to the extent necessary to ensure that total annual operating expenses (excluding any distribution and service (12b-1) fees, acquired fund fees and expenses, taxes, interest, short sale and dividend interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) do not exceed the following percentages of each Fund’s average daily net assets. For purposes of these waivers and reimbursements, nonroutine expenses may also include such additional costs and expenses as may be agreed upon from time to time by the Board and DMC. These expense waivers and reimbursements apply only to expenses paid directly by each Fund and may only be terminated by agreement of DMC and each Fund. These waivers and reimbursements are accrued daily and received monthly.

	Optimum	Optimum	Optimum	Optimum	Optimum	Optimum
	Fixed Income	International	Large Cap	Large Cap	Small-Mid Cap	Small-Mid Cap
	Fund	Fund	Growth Fund	Value Fund	Growth Fund	Value Fund
Operating expense limitation as a percentage of average daily net assets (per annum) for the period
July 27, 2018 –
July 29, 2019	0.85%	1.12%	1.02%	0.97%	1.29%	1.21%
Operating expense limitation as a percentage of average daily net assets (per annum) for the period
July 29, 2017 –
July 26, 2018	0.86%	1.13%	1.02%	0.98%	1.29%	1.22%

Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administration oversight services to the Trust. These services include overseeing the Funds’ pricing process, the calculation and payment of Fund expenses, and financial reporting in shareholder reports, registration statements and other regulatory filings. DIFSC also manages the process for the payment of dividends and distribution and dissemination of Funds’ NAV and performance data. For these services the Funds pay DIFSC an asset-based fee, plus certain out-of-pocket expenses and transactional charges. DIFSC’s fees are calculated daily and paid monthly based on the aggregate daily net assets of the Trust at the following annual rates: 0.0075% of the first $3.5 billion; 0.0070% of the next $2 billion; 0.0060% of the next $2 billion; and 0.0050% of aggregate average daily net assets in excess of $7.5 billion. The fees payable to DIFSC under the service agreement described above are allocated among all funds in the Trust on a relative NAV basis. These amounts are included on the “Statements of operations” under “Accounting fees.” For the year ended March 31, 2019, each Fund was charged for these services as follows:

Optimum Fixed Income Fund	Optimum International Fund	Optimum Large Cap Growth Fund	Optimum Large Cap Value Fund	Optimum Small-Mid Cap Growth Fund	Optimum Small-Mid Cap Value Fund

$152,032	$43,378	$116,715	$105,703	$38,784	$37,595

DIFSC provides the Trust with administrative services including: preparation, filing and maintaining governing documents; preparation of materials and reports for the Board; and preparation and filing of registration statements and other regulatory filings. For these administrative services, the Trust pays DIFSC the following fee as a percentage of the Trust’s average daily net assets (plus out-of-pocket expenses): 0.0525% of assets up to $7.5 billion; 0.0475% of assets from $7.5 billion to $10 billion; 0.0425% of assets from $10 billion to $12 billion; 0.0375% of assets from $12 billion to $14 billion and 0.0325% of assets over $14 billion.

DIFSC is also the shareholder servicing, dividend disbursing, and transfer agent for each Fund. For these services, the Trust pays DIFSC a fee at an annual rate of 0.18% of the Trust’s total average daily net assets, subject to a minimum fee of $2,000 per class per fund each month, plus out-of-pocket expenses. The fee is calculated daily and paid monthly. Pursuant to a sub-transfer agency agreement between DIFSC and BNY Mellon Investment Servicing (US) Inc. (BNYMIS), BNYMIS provides certain sub-transfer agency services to the Funds. Sub-transfer agency fees are paid by the Funds and are also included on the “Statements of operations” under “Dividend disbursing and transfer agent fees and expenses.”

DDLP, an affiliate of DMC, serves as the national distributor of each Fund’s shares pursuant to a Distribution Agreement. Pursuant to the Distribution Agreement and Rule 12b-1 plan, each Fund pays DDLP an annual 12b-1 fee of 0.25% of the average daily net assets of the Class A shares and 1.00% of the average daily net assets of the Class C shares. The fees are calculated daily and paid monthly. Institutional Class shares do not pay 12b-1 fees.

For the year ended March 31, 2019, DDLP earned commissions on sales of Class A shares for each Fund as follows:

Optimum Fixed Income Fund	Optimum International Fund	Optimum Large Cap Growth Fund	Optimum Large Cap Value Fund	Optimum Small-Mid Cap Growth Fund	Optimum Small-Mid Cap Value Fund

$23,674	$515	$1,310	$1,741	$210	$242

For the year ended March 31, 2019, DDLP received gross CDSC commissions on redemptions of each Fund’s Class C shares, and these commissions were entirely used to offset upfront commissions previously paid by DDLP to broker/dealers on sales of those shares. The amounts received were as follows:

Optimum Fixed Income Fund	Optimum International Fund	Optimum Large Cap Growth Fund	Optimum Large Cap Value Fund	Optimum Small-Mid Cap Growth Fund	Optimum Small-Mid Cap Value Fund

$3,594	$646	$1,488	$2,062	$220	$224

DMC, DIFSC and DDLP are indirect, wholly owned subsidiaries of Macquarie Management Holdings, Inc. Certain officers of DMC, DIFSC and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Funds.

(continues	)	151

Notes to financial statements

Optimum Fund Trust

2. Investment Management, Administration Agreements, and Other Transactions with Affiliates (continued)

Cross trades for the year ended March 31, 2019, were executed by the Funds pursuant to procedures adopted by the Board designed to ensure compliance with Rule 17a-7 under the 1940 Act. Cross trading is the buying or selling of portfolio securities between funds of investment companies, or between a fund of an investment company and another entity, that are or could be considered affiliates by virtue of having a common investment advisor (or affiliated investment advisors), common directors/trustees and/or common officers. At its regularly scheduled meetings, the Board reviews such transactions for compliance with the procedures adopted by the Board. Optimum Fixed Income Fund, Optimum International Fund, Optimum Large Cap Value Fund, and Optimum Small Cap Value Fund did not engage in Rule 17a-7 securities purchases and/or securities sales for the year ended March 31, 2019. Pursuant to these procedures, for the year ended March 31, 2019, the following Funds engaged in Rule 17a-7 securities purchases and sales, which resulted in net realized losses as follows:

	Optimum Large Cap Growth Fund	Optimum Small-Mid Cap Growth Fund	Optimum Small-Mid Cap Value Fund

Purchases	$ 176,883	$2,062,152	$ 268,080
Sales	1,140,934	1,202,748	970,162
Net realized gain (loss)	322,069	165,828	85,115

3. Investments

For the year ended March 31, 2019, each Fund made purchases and sales of investments securities other than short-term investments as follows:

	Optimum Fixed Income Fund	Optimum International Fund	Optimum Large Cap Growth Fund	Optimum Large Cap Value Fund	Optimum Small-Mid Cap Growth Fund	Optimum Small-Mid Cap Value Fund
Purchases other than US government securities	$911,875,896	$369,574,560	$421,598,828	$381,632,330	$417,892,528	$249,816,664
Purchases of US government securities	10,202,786,966	—	—	—	—	—
Sales other than US government securities	852,812,098	429,112,429	718,548,334	335,432,044	472,339,036	158,884,857
Sales of US government securities	9,900,754,350	—	—	—	—	—

The tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. At March 31, 2019, the cost and unrealized appreciation (depreciation) of investments and derivatives for federal income tax purpose for each Fund were as follows:

	Optimum Fixed Income Fund	Optimum International Fund	Optimum Large Cap Growth Fund	Optimum Large Cap Value Fund	Optimum Small-Mid Cap Growth Fund	Optimum Small-Mid Cap Value Fund
Cost of investments and derivatives	$2,815,171,951	$519,691,650	$1,270,569,050	$1,292,596,937	$425,760,400	$503,741,762

Aggregate unrealized appreciation of investments and derivatives	$43,181,087	$83,643,314	$452,451,665	$312,618,231	$118,004,743	$60,187,309
Aggregate unrealized depreciation of investments and derivatives	(33,706,672)	(45,461,852)	(44,237,759)	(42,178,445)	(23,983,554)	(42,679,540)

Net unrealized appreciation (depreciation) of investments and derivatives	$9,474,415	$38,181,462	$408,213,906	$270,439,786	$94,021,189	$17,507,769

US GAAP defines fair value as the price that each Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the circumstances. Each Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized below.

Level 1	–	Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, exchange-traded options contracts)

Level 2	–

Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, fair valued securities)

Level 3	–	Significant unobservable inputs, including each Fund’s own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities, fair valued securities)

Level 3 investments are valued using significant unobservable inputs. Each Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.

(continues	)	153

Notes to financial statements

Optimum Fund Trust

3. Investments (continued)

The following tables summarize the valuation of each Fund’s investments by fair value hierarchy levels as of March 31, 2019:

		Optimum Fixed Income Fund

	Level 1	Level 2	Level 3	Total
Securities
Assets:
Agency, Asset- & Mortgage-Backed Securities[1]	$—	$865,260,082	$2,027,400	$867,287,482
Corporate Debt	—	909,022,965	—	909,022,965
Foreign Debt	—	108,937,090	—	108,937,090
Municipal Bonds	—	16,204,683	—	16,204,683
Loan Agreements[1]	—	91,494,710	3,106,157	94,600,867
Common Stock	—	—	—	—
Convertible Preferred Stock[1]	4,964,595	1,791,559	—	6,756,154
Preferred Stock	—	2,203,536	—	2,203,536
US Treasury Obligations	—	622,541,987	—	622,541,987
Short-Term Investments[1]	50,488,500	143,860,174	—	194,348,674
Options Purchased	—	—	—	—

Total Value of Securities Before Options Written	$55,453,095	$2,761,316,786	$5,133,557	$2,821,903,438

Liabilities:

Options Written	$—	$(124)	$—	$(124)

Derivatives[2]

Assets:
Foreign Currency Exchange Contracts	$—	$1,747,022	$—	$1,747,022
Futures Contracts	7,127,425	—	—	7,127,425
Swap Contracts	—	4,503,945	—	4,503,945
Liabilities:
Foreign Currency Exchange Contracts	—	(509,861)	—	(509,861)
Futures Contracts	(2,675,470)	—	—	(2,675,470)
Swap Contracts	—	(6,415,731)	—	(6,415,731)

1 Security type is valued across multiple levels. Level 1 investments represent exchange-traded investments, Level 2 investments represent investments with observable inputs or matrix-priced investments, and Level 3 investments represent investments without observable inputs. The amounts attributed to Level 1 investments, Level 2 investments, and Level 3 investments represent the following percentages of the total market value of these security types:

	Level 1	Level 2	Level 3	Total

Agency, Asset & Mortgage-Backed Securities	—	99.77%	0.23%	100.00%
Loan Agreements	—	96.72%	3.28%	100.00%
Convertible Preferred Stock	73.48%	26.52%	—	100.00%
Short-Term Investments	25.98%	74.02%	—	100.00%

2 Foreign currency exchange contracts, futures contracts, and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument at the year end.

		Optimum International Fund

Securities	Level 1	Level 2	Level 3	Total

Assets:
Common Stock
Australia	$2,905,929	$18,152,457	$—	$21,058,386
Austria	—	10,544,125	—	10,544,125
Brazil	18,098,062	—	—	18,098,062
Cambodia	—	378,125	—	378,125
Canada	41,238,802	—	—	41,238,802
Chile	6,031,271	—	—	6,031,271
China/Hong Kong	2,946,309	56,933,722	—	59,880,031
Colombia	4,626,769	—	—	4,626,769
Czech Republic	—	2,015,912	—	2,015,912
Denmark	—	6,584,936	—	6,584,936
Finland	—	2,930,897	—	2,930,897
France	—	26,347,717	—	26,347,717
Germany	1,653,226	20,297,628	—	21,950,854
Greece	91,163	—	—	91,163
Hungary	—	1,742,728	—	1,742,728
India	9,966,994	4,997,747	—	14,964,741
Indonesia	—	2,707,591	—	2,707,591
Israel	8,076,957	13,449,359	—	21,526,316
Italy	327,133	6,855,548	—	7,182,681
Japan	—	57,832,684	—	57,832,684
Malaysia	—	481,779	—	481,779
Mexico	7,184,694	—	—	7,184,694
Netherlands	—	26,564,248	—	26,564,248
New Zealand	—	279,533	—	279,533
Norway	4,634,374	8,624,036	—	13,258,410
Poland	—	924,469	—	924,469
Portugal	—	54,398	—	54,398
Republic of Korea	2,752,013	17,031,298	—	19,783,311
Russia	32,910	319,573	—	352,483
Singapore	—	7,400,485	—	7,400,485
South Africa	605,842	1,985,545	—	2,591,387
Spain	4,741,215	8,993,423	—	13,734,638
Sweden	930,126	1,996,703	—	2,926,829
Switzerland	9,495,206	13,622,333	—	23,117,539
Taiwan	24,934	14,859,259	—	14,884,193
Thailand	889,000	9,216,188	—	10,105,188
Turkey	—	3,122,221	—	3,122,221
United Kingdom	6,721,264	29,459,730	—	36,180,994
United States	31,190,322	1,802,778	444,408	33,437,508
Preferred Stock	1,906,315	—	—	1,906,315
Short-Term Investments	3,630,135	—	—	3,630,135
Securities Lending Collateral	—	8,258,807	—	8,258,807

Total Value of Securities	$170,700,965	$386,767,982	$444,408	$557,913,355

Derivatives[1]
Foreign Currency Exchange Contracts	$—	$922	$—	$922
Liabilities:
Foreign Currency Exchange Contracts	—	(41,165)	—	(41,165)

1 Foreign Currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument at the year end.

(continues	)	155

Notes to financial statements

Optimum Fund Trust

3. Investments (continued)

		Optimum Large Cap Growth Fund
	Level 1	Level 2	Level 3	Total
Securities
Assets:
Common Stock
Communication Services	$238,290,285	$18,896,386	$—	$257,186,671
Consumer Discretionary	287,899,393	—	—	287,899,393
Consumer Staples	57,862,988	—	—	57,862,988
Energy	14,077,140	—	—	14,077,140
Financials	76,917,919	—	45,195	76,963,114
Healthcare	231,732,185	—	—	231,732,185
Industrials	148,785,521	—	—	148,785,521
Information Technology	488,516,269	—	—	488,516,269
Materials	32,662,867	—	—	32,662,867
Real Estate	18,567,577	—	—	18,567,577
Utilities	13,387,315	—	—	13,387,315
Convertible Preferred Stock	—	—	9,580,983	9,580,983
Short-Term Investments	41,560,933	—	—	41,560,933

Total Value of Securities	$1,650,260,392	$18,896,386	$9,626,178	$1,678,782,956

		Optimum Large Cap Value Fund

	Level 1	Level 2	Total
Securities
Assets:
Common Stock
Communication Services	$115,780,995	$—	$115,780,995
Consumer Discretionary	33,769,415	—	33,769,415
Consumer Staples	85,231,177	30,803,498	116,034,675
Energy	111,805,459	—	111,805,459
Financials	381,623,161	—	381,623,161
Healthcare	249,358,701	5,433,039	254,791,740
Industrials	215,968,231	—	215,968,231
Information Technology	152,760,886	—	152,760,886
Materials	40,137,464	—	40,137,464
Real Estate	42,404,223	—	42,404,223
Utilities	75,019,136	—	75,019,136
Short-Term Investments	23,356,030	—	23,356,030

Total Value of Securities	$1,527,214,878	$36,236,537	$1,563,451,415

Liabilities:
Security Sold Short	$(414,692)	$—	$(414,692)

156

		Optimum Small-Mid Cap Growth Fund

	Level 1	Level 3	Total
Securities
Assets:
Common Stock	$501,725,890	$ —	$501,725,890
Convertible Preferred Stock[1]	1,476,973	1,209,536	2,686,509
Short-Term Investments	15,369,190	—	15,369,190

Total Value of Securities	$518,572,053	$1,209,536	$519,781,589

1Security type is valued across multiple levels. Level 1 investments represent exchange-traded investments and Level 3 investments represent investments without observable inputs. The amounts attributed to Level 1 investments and Level 3 investments represent the following percentages of the total market value of this security type:

	Level 1	Level 3	Total
Convertible Preferred Stock	54.98%	45.02%	100.00%

Optimum Small-Mid Cap Value Fund

Securities	Level 1
Assets:
Common Stock	$510,264,466
Short-Term Investments	10,985,065

Total Value of Securities	$521,249,531

Securities valued at zero on the “Schedules of investments” are considered to be Level 3 investments in these tables.

As a result of utilizing international fair value pricing at March 31, 2019, a portion of Optimum International Fund’s common stock investments were categorized as Level 2.

During the year ended March 31, 2019, there were no transfers between Level 1 investments, Level 2 investments, or Level 3 investments that had a significant impact to the Funds. This does not include transfers between Level 1 investments and Level 2 investments due to the Funds utilizing international fair value pricing during the year. In accordance with the fair valuation procedures described in Note 1, international fair value pricing of securities in each Fund occurs when market volatility exceeds an established rolling threshold. If the threshold is exceeded on a given date, then prices of international securities (those that traded on exchanges that close at a different time than the time that the Funds’ NAV is determined) are established using a separate pricing feed from a third party vendor designed to establish a price for each such security as of the time that the Funds’ NAV is determined. Further, international fair value pricing uses other observable market-based inputs in place of the closing exchange price due to the events occurring after the close of the exchange or market on which the investment is principally traded, causing a change in classification between levels. Each Fund’s policy is to recognize transfers between levels based on fair value at the beginning of the reporting period.

A reconciliation of Level 3 investments is presented when each Fund has a significant amount of Level 3 investments at the beginning, interim, or end of the period in relation to each Fund’s net assets. Management has determined not to provide additional disclosure on Level 3 inputs since the Level 3 investments were not considered significant to each Fund’s net assets at the end of the year. There were no Level 3 investments during the year ended March 31, 2019 for Optimum Large Cap Value Fund and Optimum Small-Mid Cap Value Fund.

(continues	)	157

Notes to financial statements

Optimum Fund Trust

4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended March 31, 2019 and 2018 were as follows:

Year ended March 31, 2019

	Optimum Fixed Income Fund	Optimum International Fund	Optimum Large Cap Growth Fund	Optimum Large Cap Value Fund	Optimum Small-Mid Cap Growth Fund	Optimum Small-Mid Cap Value Fund
Ordinary income	$53,756,210	$11,516,874	$14,693,064	$22,094,176	$9,660,035	$5,391,640
Long-term capital gains	—	29,894,421	178,069,913	40,503,856	80,048,529	30,875,465

Total	$53,756,210	$41,411,295	$192,762,977	$62,598,032	$89,708,564	$36,267,105

Year ended March 31, 2018
	Optimum Fixed Income Fund	Optimum International Fund	Optimum Large Cap Growth Fund	Optimum Large Cap Value Fund	Optimum Small-Mid Cap Growth Fund	Optimum Small-Mid Cap Value Fund
Ordinary income	$47,132,743	$6,176,988	$33,279,056	$16,652,898	$—	$3,056,675
Long-term capital gains	—	6,783,636	232,627,130	63,216,601	20,484,133	20,363,748

Total	$47,132,743	$12,960,624	$265,906,186	$79,869,499	$20,484,133	$23,420,423

5. Components of Net Assets on a Tax Basis

As of March 31, 2019, the components of net assets on a tax basis were as follows:

	Optimum Fixed Income Fund	Optimum International Fund	Optimum Large Cap Growth Fund
Shares of beneficial interest	$2,373,496,570	$511,156,124	$1,253,653,531
Undistributed ordinary income	15,711,682	3,177,737	1,269,941
Undistributed long-term capital gains	—	1,447,268	13,029,475
Capital loss carryforwards	(28,892,499)	—	—
Troubled debt litigation*	(970,052)	—	—
Unrealized appreciation of investments, foreign currencies, and derivatives	9,474,415	38,181,462	408,213,906

Net assets	$2,368,820,116	$553,962,591	$1,676,166,853

	Optimum Large Cap Value Fund	Optimum Small-Mid Cap Growth Fund	Optimum Small-Mid Cap Value Fund
Share of beneficial interest	$1,289,752,688	$406,469,630	$490,909,719
Undistributed ordinary income	5,367,822	—	1,568,753
Undistributed long-term capital gains	2,319,857	22,801,295	9,601,453
Qualified late year loss deferral	—	(10,517,632)	—
Unrealized appreciation of investments and foreign currencies	270,439,786	94,021,189	17,507,769

Net assets	$1,567,880,153	$512,774,482	$519,587,694

*See Note 12.

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, tax deferral of losses on straddles, mark-to-market of foreign currency exchange contracts, mark-to-market of futures contracts, tax recognition of unrealized gain on passive foreign investment companies, tax treatment of swap contracts, contingent payment debt instruments, amortization of premium on convertible securities, trust preferred securities, troubled debt, partnership interest and deemed dividend income.

Qualified late year ordinary and capital losses (including currency and specified gain/loss items) represent losses realized from Jan. 1, 2019 through March 31, 2019 and Nov. 1, 2018 through March 31, 2019, respectively, that, in accordance with federal income tax regulations, the Funds have elected to defer and treat as having arisen in the following fiscal year.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of net operating losses, redesignation of dividends and distributions, gain (loss) on foreign currency transactions, tax treatment of partnerships, amortization of premium on convertible securities, treasury inflation protected securities, swap contracts, foreign capital gain tax, deemed dividend income, contingent payment on debt instruments, sale of passive foreign investment companies, and paydown gains (losses) of asset- and mortgage-backed securities. Results of operations and net assets were not affected by these reclassifications. For the year ended March 31, 2019, the Funds recorded the following reclassifications:

	Optimum Fixed Income Fund	Optimum International Fund	Optimum Large Cap Growth Fund	Optimum Large Cap Value Fund	Optimum Small-Mid Cap Growth Fund	Optimum Small-Mid Cap Value Fund
Distributable earnings	$—	$—	$(10,828)	$—	$—	$—
Paid-in capital	—	—	10,828	—	—	—

For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. At March 31, 2019, Optimum Fixed Income Fund utilized $5,524,034 of capital loss carryforwards.

At March 31, 2019, there were no capital loss carryforwards for Optimum International Fund, Optimum Large Cap Growth Fund, Optimum Large Cap Value Fund, Optimum Small-Mid Cap Growth Fund, and Optimum Small-Mid Cap Value Fund. Capital loss carryforwards available to offset future realized capital gains for Optimum Fixed Income Fund at March 31, 2019 were as follows:

	Loss Carryforward Character
	Short-term	Long-term	Total
Optimum Fixed Income Fund	$3,814,689	$25,077,810	$28,892,499

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Notes to financial statements

Optimum Fund Trust

6. Capital Shares

Transactions in capital shares were as follows:

	Optimum		Optimum		Optimum
	Fixed Income		International		Large Cap
	Fund		Fund		Growth Fund

	Year ended		Year ended		Year ended
	3/31/19	3/31/18	3/31/19	3/31/18	3/31/19	3/31/18
Shares sold:
Class A	188,268	282,639	25,079	32,258	38,939	72,689
Class C	630,924	617,287	55,253	59,224	68,870	115,858
Institutional Class	69,792,050	43,178,438	7,608,435	8,390,457	13,680,802	13,467,891
Shares issued upon reinvestment of dividends and distributions:
Class A	61,708	73,931	46,090	11,816	242,655	327,335
Class C	131,714	174,638	129,826	26,637	984,572	1,374,702
Institutional Class	5,726,909	4,744,885	3,309,858	873,668	10,611,468	13,415,414

	76,531,573	49,071,818	11,174,541	9,394,060	25,627,306	28,773,889

Shares redeemed:
Class A	(660,778)	(734,034)	(96,717)	(147,929)	(381,417)	(440,681)
Class C	(2,264,676)	(2,744,699)	(406,128)	(557,855)	(1,664,422)	(1,905,871)
Institutional Class	(38,873,248)	(30,237,929)	(12,886,082)	(8,424,316)	(25,281,543)	(15,378,250)

	(41,798,702)	(33,716,662)	(13,388,927)	(9,130,100)	(27,327,382)	(17,724,802)

Net increase (decrease)	34,732,871	15,355,156	(2,214,386)	263,960	(1,700,076)	11,049,087

	Optimum		Optimum		Optimum
	Large Cap		Small-Mid Cap		Small-Mid Cap
	Value Fund		Growth Fund		Value Fund

	Year ended		Year ended		Year ended
	3/31/19	3/31/18	3/31/19	3/31/18	3/31/19	3/31/18
Shares sold:
Class A	48,020	84,253	10,569	19,248	9,354	16,085
Class C	99,438	133,200	17,897	28,529	18,484	29,509
Institutional Class	16,680,986	15,925,346	5,140,284	5,180,608	11,721,860	5,713,301
Shares issued upon reinvestment of dividends and distributions:
Class A	62,073	91,386	75,976	16,151	21,042	15,411
Class C	146,453	261,551	305,320	66,430	75,223	57,132
Institutional Class	3,968,965	4,536,599	6,429,203	1,240,971	2,886,088	1,524,163

	21,005,935	21,032,335	11,979,249	6,551,937	14,732,051	7,355,601

Shares redeemed:
Class A	(274,476)	(374,848)	(79,117)	(84,133)	(43,747)	(60,100)
Class C	(1,073,369)	(1,393,295)	(284,506)	(337,176)	(193,155)	(253,384)
Institutional Class	(13,848,116)	(13,097,979)	(7,663,370)	(6,285,264)	(5,969,407)	(4,580,915)

	(15,195,961)	(14,866,122)	(8,026,993)	(6,706,573)	(6,206,309)	(4,894,399)

Net increase (decrease)	5,809,974	6,166,213	3,952,256	(154,636)	8,525,742	2,461,202

Certain shareholders may exchange shares of one class for shares of another class in the same Fund. These exchange transactions are included as subscriptions and redemptions in the tables above and on the previous page and the ”Statements of changes in net assets.“ For the years ended March 31, 2019 and 2018 each Fund had the following exchange transactions.

			Year ended
			3/31/19
	Exchange Redemptions			Exchange Subscriptions
	Class A Shares	Class C Shares	Institutional Class Shares	Class A Shares	Institutional Class Shares	Value
Optimum Fixed Income Fund	17,544	717	6,129	6,130	18,239	$225,363
Optimum International Fund	3,044	1,339	4,807	5,856	3,307	124,940
Optimum Large Cap Growth Fund	12,356	3,979	10,350	11,112	14,625	486,113
Optimum Large Cap Value Fund	10,550	3,831	9,927	9,965	14,271	395,302
Optimum Small-Mid Cap Growth Fund	1,640	888	2,596	3,146	1,901	86,651
Optimum Small-Mid Cap Value Fund	1,203	60	2,649	2,807	1,185	54,733

			Year ended
			3/31/18

	Exchange Redemptions Class A Shares		Exchange Subscriptions Institutional Class Shares		Value
Optimum Fixed Income Fund	12,118		12,116		$115,129
Optimum International Fund	2,210		2,193		29,216
Optimum Large Cap Growth Fund	6,256		5,915		111,692
Optimum Large Cap Value Fund	6,186		6,170		96,292
Optimum Small-Mid Cap Growth Fund	1,258		1,179		17,354
Optimum Small-Mid Cap Value Fund	845		800		11,661

7. Derivatives

US GAAP requires disclosures that enable investors to understand: (1) how and why an entity uses derivatives; (2) how they are accounted for; and (3) how they affect an entity’s results of operations and financial position.

Foreign Currency Exchange Contracts — Each Fund may enter into foreign currency exchange contracts and foreign cross currency exchange contracts as a way of managing foreign exchange rate risk. Each Fund may enter into these contracts to fix the US dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. Each Fund may also enter into these contracts to hedge the US dollar value of securities it already owns that are denominated in foreign currencies. In addition, each Fund may enter into these contracts to facilitate or expedite the settlement of portfolio transactions. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts and foreign cross currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts and foreign cross currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, each Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. Each Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Funds and the counterparty and by the posting of collateral by the counterparty to the Funds to cover the Funds’ exposure to the counterparty. During the year ended March 31, 2019, Optimum Small-Mid Cap Growth Fund and Optimum Small-Mid Cap Value Fund did not use foreign currency exchange contracts.

During the year ended March 31, 2019, Optimum Fixed Income Fund used foreign currency exchange contracts to hedge the US dollar value of securities it already owns that are denominated in foreign currencies.

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Notes to financial statements

Optimum Fund Trust

7. Derivatives (continued)

During the year ended March 31, 2019, Optimum International Fund, Optimum Large Cap Growth Fund, and Optimum Large Cap Value Fund each used foreign currency exchange contracts to facilitate or expedite the settlement of portfolio transactions. Optimum International Fund also used foreign currency exchange contracts to fix the US dollar value of a security between trade date and settlement date.

Futures Contracts — A futures contract is an agreement in which the writer (or seller) of the contract agrees to deliver to the buyer an amount of cash or securities equal to a specific dollar amount times the difference between the value of a specific security or index at the close of the last trading day of the contract and the price at which the agreement is made. Optimum Fixed Income Fund may use futures in the normal course of pursuing its investment objective. Optimum Fixed Income Fund may invest in futures contracts to hedge its existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions. Upon entering into a futures contract, the Fund deposits cash or pledges US government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. The Fund posted securities collateral valued at $5,211,332 and $13,000 cash collateral as margin for open futures contracts. Securities collateral are presented on the ”Schedules of investments“.

During the year ended March 31, 2019, Optimum Fixed Income Fund used futures contracts to hedge the Fund’s existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions and to facilitate investments in portfolio securities.

Options Contracts — Optimum Fixed Income Fund may enter into options contracts in the normal course of pursuing its investment objective. The Fund may buy or write options contracts for any number of reasons, including without limitation: to manage the Fund’s exposure to changes in securities prices caused by interest rates or market conditions and foreign currencies; as an efficient means of adjusting the Fund’s overall exposure to certain markets; to protect the value of portfolio securities; and as a cash management tool. The Fund may buy or write call or put options on securities, futures, swaps, swaptions, financial indices, and foreign currencies. When the Fund buys an option, a premium is paid and an asset is recorded and adjusted on a daily basis to reflect the current market value of the option purchased. When the Fund writes an option, a premium is received and a liability is recorded and adjusted on a daily basis to reflect the current market value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. When writing options, the Fund is subject to minimal counterparty risk because the counterparty is only obligated to pay premiums and does not bear the market risk of an unfavorable market change.

During the year ended March 31, 2019, Optimum Fixed Income Fund used options contracts to manage the Fund’s exposure to changes in securities prices caused by interest rates or market conditions, to adjust the Fund’s overall exposure to certain markets, and to receive premiums for writing options.

Swap Contracts — Optimum Fixed Income Fund may enter into currency swap contracts, index swap contracts, inflation swaps, interest rate swap contracts, and CDS contracts in the normal course of pursuing its investment objective. The Fund may invest in interest rate swaps to manage the Fund’s sensitivity to interest rates or to hedge against changes in interest rates. The Fund may use currency swaps to protect against currency fluctuations. The Fund may use inflation swaps to hedge the inflation risk in nominal bonds, thereby creating synthetic inflation-indexed bonds. The Fund may enter into CDS contracts in order to hedge against a credit event, to enhance total return or to gain exposure to certain securities or markets. The Fund will not be permitted to enter into any swap transactions unless, at the time of entering into such transactions, the unsecured long-term debt of the actual counterparty, combined with any credit enhancements, is rated at least BBB- by Standard & Poor’s Financial Services LLC (S&P) or Baa3 by Moody’s Investors Service, Inc. (Moody’s) or is determined to be of equivalent credit quality by DMC.

Interest Rate Swaps. An interest rate swap contract is an exchange of interest rates between counterparties. In one instance, an interest rate swap involves payments received by Optimum Fixed Income Fund from another party based on a variable or floating interest rate, in return for making payments based on a fixed interest rate. An interest rate swap can also work in reverse with the Fund receiving payments based on a fixed interest rate and making payments based on a variable or floating interest rate. Interest rate swaps may be used to adjust the Fund’s sensitivity to interest rates or to hedge against changes in interest rates. Periodic payments on such contracts are accrued daily and recorded as unrealized appreciation (depreciation) on swap contracts. Upon periodic payment (receipt) or termination of the contract, such amounts are recorded as realized gains or losses on swap contracts. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the interest rate swap contract’s remaining life, to the extent that the amount is positive. This risk is mitigated by (1) for bilateral swap contracts, having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty and (2) for cleared swaps, trading these instruments through a central counterparty.

During the year ended March 31, 2019, Optimum Fixed Income Fund used interest rate swap contracts to manage the Fund’s sensitivity to interest rates or to hedge against changes in interest rates.

Credit Default Swaps. A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Fund in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the par (or other agreed-upon) value of the reference security (or basket of securities) to the counterparty. Credit events generally include, among others, bankruptcy, failure to pay, and obligation default.

During the year ended March 31, 2019, Optimum Fixed Income Fund entered into CDS contracts as a purchaser and seller of protection, as a hedge against credit events. Periodic payments (receipts) on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded daily as unrealized appreciation or depreciation. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the agreement. Initial margin and variation margin are posted to central counterparties for centrally cleared CDS basket trades, as determined by the applicable central counterparty.

As disclosed in the footnotes to the “Schedules of investments,” at March 31, 2019, the notional value of the protection sold was EUR800,000 and USD32,855,000, which reflects the maximum potential amount Optimum Fixed Income Fund would have been required to make as a seller of credit protection if a credit event had occurred. In addition to serving as the source of the current value of the securities, the quoted market prices and resulting market values for credit default swap agreements on securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative if the swap agreement has been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement. At March 31, 2019, there were no recourse provisions with third parties to recover any amounts paid under the credit derivative agreement (including any purchased credit protection) nor was any collateral held by the Fund and other third parties which the Fund can obtain in the occurrence of a credit event. At March 31, 2019, net unrealized appreciation of the protection sold was $1,125,561.

CDS contracts may involve greater risks than if Optimum Fixed Income Fund had invested in the reference obligation directly. CDS contracts are subject to general market risk, liquidity risk, counterparty risk, and credit risk. The Fund’s maximum risk of loss from counterparty credit risk, either as the seller of protection or the buyer of protection, is the fair value of the contract. This risk is mitigated by (1) for bilateral swap contracts, having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty, and (2) for cleared swaps, trading these instruments through a central counterparty.

During the year ended March 31, 2019, Optimum Fixed Income Fund used CDS contracts to hedge against credit events, and to gain exposure to certain securities or markets.

Swaps Generally. For centrally cleared swaps, payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded by

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Notes to financial statements

Optimum Fund Trust

7. Derivatives (continued)

Optimum Fixed Income Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, Optimum Fixed Income Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The value of open swaps may differ from that which would be realized in the event Optimum Fixed Income Fund terminated its position in the contract on a given day. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movement in the value of the underlying security, instrument or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown on the “Schedules of investments.”

At March 31, 2019, for bilateral derivative contracts, Optimum Fixed Income Fund posted $740,000 in cash collateral for certain open derivatives, and $1,337,327 cash collateral for certain centrally cleared derivatives, which is included in “Cash collateral due from brokers” on the “Statements of assets and liabilities.” The Fund also posted $4,599,310 in securities collateral comprised of US treasury obligations for certain open centrally cleared derivative contracts and $122,274 in securities collateral comprised of US treasury obligations for bilateral derivative contracts. At March 31, 2019, for bilateral derivative contracts, the Fund received $1,370,000 in cash collateral, which is included in “Cash collateral due to brokers” on the “Statements of assets and liabilities.” Cash collateral is included on the “Statements of assets and liabilities” and securities collateral is presented on the “Schedules of investments.”

Fair values of derivative instruments for Optimum Fixed Income Fund as of March 31, 2019 were as follows:

		Asset Derivatives Fair Value
Statements of Assets and Liabilities Location		Currency Contracts	Interest rate Contracts	Credit Contracts	Total
Unrealized appreciation of foreign currency exchange contracts		$ 1,747,048	$ —	$ —	$ 1,747,048
Variation margin due from broker on futures contracts*		190,492	6,936,933	—	7,127,425
Variation margin due from brokers on centrally cleared credit default swap contracts**		—	—	5,004	5,004
Variation margin due from brokers on centrally cleared interest rate swap contracts**		—	3,308,355	—	3,308,355
Unrealized appreciation of credit default swap contracts		—	—	1,195,590	1,195,590

Total		$ 1,937,540	$10,245,288	$1,200,594	$13,383,422

	Liability Derivatives Fair Value
Statements of Assets and Liabilities Location	Currency Contracts	Interest Contracts	Credit Contracts	Total
Unrealized depreciation of foreign currency exchange contracts	$(509,861)	$—	$—	$(509,861)
Variation margin due from broker on futures contracts*	(1,013,873)	(1,661,597)	—	(2,675,470)
Options written, at value	—	—	(124)	(124)
Variation margin due to brokers on centrally cleared credit default swap contracts**	—	—	(16,441)	(16,441)
Variation margin due to brokers on centrally cleared interest rate swap contracts**	—	(6,329,261)	—	(6,329,261)
Unrealized depreciation of credit default swap contracts	—	—	(86,470)	(86,470)

Total	$(1,523,734)	$(7,990,858)	$(103,035)	$(9,617,627)

*Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through March 31, 2019. Only current day variation margin is reported on Optimum Fixed Income Fund’s “Statements of assets and liabilities.”

**Includes cumulative appreciation (depreciation) of centrally cleared swap contracts from the date the contracts were opened through March 31, 2019. Only current day variation margin is reported on Optimum Fixed Income Fund’s “Statements of assets and liabilities.”

The effect of derivative instruments on Optimum Fixed Income Fund’s “Statements of operations” for the year ended March 31, 2019 was as follows:

	Net Realized Gain (Loss) on:
	Foreign Currency Exchange Contracts	Futures Contracts	Options Purchased	Options Written	Swap Contracts	Total
Currency contracts	$9,003,085	$ 6,856,526	$ —	$ 4,708	$ —	$15,864,319
Equity contracts	—	(1,027,491)	(43,992)	—	—	(1,071,483)
Interest rate contracts	—	11,946,698	(1,084,568)	1,269,294	(1,034,815)	11,096,609
Credit contracts	—	—	—	45,319	(28,743)	16,576

Total	$9,003,085	$17,775,733	$(1,128,560)	$1,319,321	$(1,063,558)	$25,906,021

	Net Change in Unrealized Appreciation (Depreciation) of:
	Foreign Currency Exchange Contracts	Futures Contracts	Options Purchased	Options Written	Swap Contracts	Total
Currency contracts	$1,176,117	$ 209,541	$ —	$ (1,268)	$ —	$ 1,384,390
Equity contracts	—	(144,115)	—	—	—	(144,115)
Interest rate contracts	—	(4,467,242)	824,117	(776,885)	(6,902,811)	(11,322,821)
Credit contracts	—	—	—	5,746	(382,580)	(376,834)

Total	$1,176,117	$(4,401,816)	$824,117	$(772,407)	$(7,285,391)	$(10,459,380)

During the year ended March 31, 2019, Optimum International Fund, Optimum Large Cap Growth Fund, and Optimum Large Cap Value Fund experienced net realized and unrealized gains or losses attributable to foreign currency holdings, which are disclosed on the “Statements of assets and liabilities” and/or “Statements of operations.”

Derivatives Generally. The tables below summarize the average balance of derivative holdings by the Funds during the year ended March 31, 2019:

			Long Derivative Volume
	Optimum Fixed Income Fund		Optimum International Fund		Optimum Large Cap Growth Fund		Optimum Large Cap Value Fund
Foreign currency exchange contracts (average cost)	USD	40,967,301	USD	1,076,438	USD	52,701	USD	10,434
Futures contracts (average notional value)		775,415,210		—		—		—
Options contracts (average notional value)		110,189		—		—		—
CDS contracts (average notional value)*	EUR	204,722		—		—		—
	USD	12,351,012		—		—		—
Interest rate swap contracts (average notional value)**	MXN	4,498,413		—		—		—
	USD	135,044,841		—		—		—

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Notes to financial statements

Optimum Fund Trust

7. Derivatives (continued)

			Short Derivative Volume
	Optimum Fixed Income Fund		Optimum International Fund		Optimum Large Cap Growth Fund		Optimum Large Cap Value Fund
Foreign currency exchange contracts (average cost)	USD	181,068,701	USD	1,239,269	USD	12,090	USD	3,589
Futures contracts (average notional value)		603,792,693		—		—		—
Options contracts (average notional value)		119,807		—		—		—
CDS contracts (average notional value)*	EUR	796,825		—		—		—
	USD	33,716,469		—		—		—
Interest rate swap contracts (average notional value)**	GBP	28,072,619		—		—		—
	JPY	5,254,722,222		—		—		—
	USD	278,971,448		—		—		—

*Long represents buying protection and short represents selling protection.

**Long represents receiving fixed interest payments and short represents paying fixed interest payments.

8. Offsetting

Each Fund entered into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or a similar agreement with certain of its derivative contract counterparties in order to better define its contractual rights and to secure rights that will help each Fund mitigate its counterparty risk. An ISDA Master Agreement is a bilateral agreement between each Fund and a counterparty that governs certain over-the-counter (OTC) derivatives and foreign exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, each Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out), including the bankruptcy or insolvency of the counterparty. However, bankruptcy, or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency, or other events.

For financial reporting purposes, each Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements on the “Statements of assets and liabilities.”

At March 31, 2019, the Funds had the following assets and liabilities subject to offsetting provisions:

Offsetting of Financial Assets and Liabilities and Derivative Assets and Liabilities

	Optimum Fixed Income Fund

	Gross Value of	Gross Value of
Counterparty	Derivative Asset	Derivative Liability	Net Position
Bank of America Merrill Lynch	$165,028	$(111,285)	$53,743
BNP Paribas	1,017,059	(136,253)	880,806
Citigroup Global Markets	244,746	(159,856)	84,890
Deutsche Bank	1,033,371	—	1,033,371
Goldman Sachs	98,654	—	98,654
Hong Kong Shanghai Bank	1,274	(19,474)	(18,200)
JPMorgan Chase Bank	376,005	(68,442)	307,563
Morgan Stanley Capital	8,085	(70,029)	(61,944)
The Bank of New York Mellon	—	(19)	(19)
Toronto Dominion Bank	—	(14,532)	(14,532)

Total	$2,944,222	$(579,890)	$2,364,332

Counterparty	Net Position	Fair Value of Non-Cash Collateral Received	Cash Collateral Received(a)	Fair Value of Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Exposure(b)
Bank of America Merrill Lynch	$53,743	$—	$(53,743)	$—	$—	$—
BNP Paribas	880,806	—	(720,000)	—	—	160,806
Citigroup Global Markets	84,890	—	—	—	—	84,890
Deutsche Bank	1,033,371	—	(190,000)	—	—	843,371
Goldman Sachs	98,654	—	—	—	—	98,654
Hong Kong Shanghai Bank	(18,200)	—	—	—	—	(18,200)
JPMorgan Chase Bank	307,563	—	(307,563)	—	—	—
Morgan Stanley Capital	(61,944)	—	—	—	61,944	—
The Bank of New York Mellon	(19)	—	—	—	—	(19)
Toronto Dominion Bank	(14,532)	—	—	—	14,532	—

Total	$2,364,332	$—	$(1,271,306)	$—	$76,476	$1,169,502

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Notes to financial statements

Optimum Fund Trust

8. Offsetting (continued)

	Optimum International Fund
	Gross Value of	Gross Value of
Counterparty	Derivative Asset	Derivative Liability	Net Position
Bank of New York Mellon	$—	$(3,609)	$(3,609)
Brown Brothers Harriman	922	(37,556)	(36,634)

Total	$922	$(41,165)	$(40,243)

Counterparty	Net Position	Fair Value of Non-Cash Collateral Received	Cash Collateral Received(a)	Fair Value of Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Exposure(b)
Bank of New York Mellon	$(3,609)	$—	$—	$—	$—	$(3,609)
Brown Brothers Harriman	(36,634)	—	—	—	—	(36,634)

Total	$(40,243)	$—	$—	$—	$—	$(40,243)

Master Repurchase Agreements

Repurchase agreements are entered into by each Fund under master repurchase agreements (each, an MRA). The MRA permits each Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables with collateral held by and/or posted to the counterparty. As a result, one single net payment is created. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Based on the terms of the MRA, each Fund receives securities as collateral with a market value in excess of the repurchase price at maturity. Upon a bankruptcy or insolvency of the MRA counterparty, each Fund would recognize a liability with respect to such excess collateral. The liability reflects each Fund’s obligation under bankruptcy law to return the excess to the counterparty. As of March 31, 2019, the following table is a summary of each Fund’s repurchase agreements by counterparty which are subject to offset under an MRA:

		Optimum Fixed Income Fund

Counterparty	Repurchase Agreements	Fair Value of Non-Cash Collateral Received(a)	Cash Collateral Received	Net Collateral Received	Net Exposure(b)

Barclays	$32,200,000	$(32,200,000)	$—	$(32,200,000)	$—
JPMorgan Chase Bank	85,200,000	(85,200,000)	—	(85,200,000)	—

Total	$117,400,000	$(117,400,000)	$—	$(117,400,000)	$—

Master Securities Forward Transaction Agreements

Master Securities Forward Transaction Agreements (MFA) govern certain forward settling transactions, such as TBA securities, delayed-delivery or sale-buyback transactions by and between the Fund and select counterparties. The MFA maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. As of March 31, 2019, the following table is a summary of the Fund’s TBA securities by counterparty which are subject to offsetting under MFA:

	Optimum Fixed Income Fund
Counterparty	TBA at Value	Cash Collateral Received	Cash Collateral Pledged	Net Exposure(b)

Morgan Stanley & Co. LLC	$333,455,930	$(6,770,000)	$—	$326,685,930

Securities Lending

Securities lending transactions are entered into by Optimum International Fund under master securities lending agreements (each, an MSLA) which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral, or, upon an event of default, resell, or re-pledge the collateral (See also Note 9).

As of March 31, 2019, the following table is a summary of Optimum International Fund’s securities lending agreements by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received(a)	Fair value of Non-Cash Collateral Received	Net Exposure(b)

The Bank of New York Mellon	$9,242,284	$(8,017,475)	$(1,224,809)	$—

(a)The value of the related collateral exceeded the value of the derivatives, repurchase agreements and securities lending transactions as of March 31, 2019.

(b)Net exposure represents the receivable (payable) that would be due from (to) the counterparty in the event of default.

9. Securities Lending

Each Fund may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to US securities and foreign securities that are denominated and payable in US dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day, which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon the request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day, may be more or less than the value of the security on loan. The collateral percentage with respect to the market value of the loaned security is determined by the security lending agent.

Cash collateral received by each fund of the Trust is generally invested in a series of individual separate accounts, each corresponding to a fund. The investment guidelines permit each separate account to hold certain securities that would be considered eligible securities for a money market fund. Cash collateral received is generally invested in government securities; certain obligations issued by government sponsored enterprises; repurchase agreements collateralized by US Treasury securities; obligations issued by the central government of any Organization for Economic Cooperation and Development (OECD) country or its agencies, instrumentalities, or establishments; obligations of supranational organizations; commercial paper, notes, bonds, and other debt obligations; certificates of deposit, time deposits, and other bank obligations; and asset-backed securities as disclosed on the “Schedules of investments.” Securities purchased with cash collateral are valued at the market value. A fund can also accept US government securities and letters of credit (non-cash collateral) in connection with securities loans.

In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Funds or, at the discretion of the lending agent, replace the loaned securities. The Funds continue to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. The Funds have

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Notes to financial statements

Optimum Fund Trust

9. Securities Lending (continued)

the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Funds receive loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Funds, the security lending agent, and the borrower. The Funds record security lending income net of allocations to the security lending agent and the borrower.

Each Fund may incur investment losses as a result of investing securities lending collateral. This could occur if an investment in the collateral investment account defaulted or became impaired. Under those circumstances, the value of a Fund’s cash collateral account may be less than the amount a Fund would be required to return to the borrowers of the securities and that Fund would be required to make up for this shortfall.

During the year ended March 31, 2019, Optimum Fixed Income Fund, Optimum Large Cap Growth Fund, Optimum Large Cap Value Fund, Optimum Small-Mid Cap Growth Fund, and Optimum Small-Mid Cap Value Fund had no securities on loan.

The following table reflects a breakdown of transactions in securities lending collateral accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of March 31, 2019 for Optimum International Fund:

Securities Lending Transactions	Overnight and Continuous	Under 30 days	Between 30 & 90 days	Over 90 days	Total

Certificates of Deposit, Repurchase Agreements, and Short-Term Floating Rate Notes	$8,258,807	$—	$—	$—	$8,258,807

At March 31, 2019, the value of securities on loan for Optimum International Fund was $9,242,284, for which the Fund received cash collateral of $8,242,395 and non-cash collateral with a fair value of $1,224,809. At March 31, 2019, the value of invested collateral was $8,258,807. Investments purchased with cash collateral are presented on the “Schedules of investments” under the caption “Securities Lending Collateral.”

10. Credit and Market Risk

Some countries in which the Funds may invest require governmental approval for the repatriation of investment income, capital, or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Funds may be inhibited. In addition, a significant portion of the aggregate market value of securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Funds.

When interest rates rise, fixed income securities (i.e. debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations.

Optimum Fixed Income Fund invests in high yield fixed income securities, which are securities rated lower than BBB by S&P and lower than Baa3 by Moody’s, or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

Optimum Fixed Income Fund invests in bank loans and other securities that may subject it to direct indebtedness risk, the risk that the Fund will not receive payment of principal, interest and other amounts due in connection with these investments and will depend primarily on the financial condition of the borrower. Loans that are fully secured offer the Fund more protection than unsecured loans in the event of nonpayment of scheduled interest or principal, although there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated. Some loans or claims may be in default at the time of purchase. Certain of the loans and the other direct indebtedness acquired by the Fund may involve revolving credit facilities or other standby financing commitments that obligate the Fund to pay additional cash on a certain date or on demand. These commitments may require the Fund to increase its investment in a company at a time when the Fund might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that the Fund is committed to advance additional funds, it will at all times hold and maintain cash or other high grade debt obligations in an amount sufficient to meet such commitments. When a loan agreement is purchased, the Fund may pay an assignment fee. On an ongoing basis, the Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan agreement. Prepayment penalty fees are received upon the prepayment of a loan agreement by the borrower. Prepayment penalty, facility, commitment, consent, and amendment fees are recorded to income as earned or paid. As the Fund may be required to rely upon another lending institution to collect and pass on to the Fund amounts payable with respect to the loan and to enforce the Fund’s rights under the loan and other direct indebtedness, an insolvency, bankruptcy, or reorganization of the lending institution may delay or prevent the Fund from receiving such amounts. The highly leveraged nature of many loans may make them especially vulnerable to adverse changes in economic or market conditions. Investments in such loans and other direct indebtedness may involve additional risk to the Fund.

Optimum Fixed Income Fund invests in certain obligations that may have liquidity protection designed to ensure that the receipt of payments due on the underlying security is timely. Such protection may be provided through guarantees, insurance policies, or letters of credit obtained by the issuer or sponsor through third parties, through various means of structuring the transaction or through a combination of such approaches. The Fund will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

Optimum Fixed Income Fund invests in fixed income securities whose value is derived from an underlying pool of mortgages or consumer loans. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by US government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on the Fund’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

Optimum Small-Mid Cap Growth Fund and Optimum Small-Mid Cap Value Fund invest a significant portion of their assets in small- and mid-sized companies. Investments in small- and mid-sized companies may be more volatile than investments in larger companies for a number of reasons, which include more limited financial resources or a dependence on narrow product lines.

Optimum Large Cap Growth Fund, Optimum Large Cap Value Fund, Optimum Small-Mid Cap Growth Fund, and Optimum Small-Mid Cap Value Fund may invest in REITs and are subject to the risks associated with that industry. If a Fund holds real estate directly as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. There were no direct real estate holdings during the year ended March 31, 2019. The Funds’ REIT holdings are also affected by interest rate changes, particularly if the REITs they hold use floating rate debt to finance their ongoing operations. The Funds also invests in real estate acquired as a result of ownership of securities or other instruments, including issuers that invest, deal, or otherwise engage in transactions in real estate or interests therein. These instruments may include interests in private equity limited partnerships or limited liability companies that hold real estate investments (Real Estate Limited Partnerships). The Funds will limit their investments in Real Estate Limited Partnerships to 5% of their total assets at the time of purchase.

Optimum Large Cap Growth Fund, Optimum Large Cap Value Fund, and Optimum Small-Mid Cap Growth Fund invested in growth stocks (such as those in the technology sector), which reflect projections of future earnings and revenue. These prices may rise or fall dramatically depending on whether those projections are met. These companies’ stock prices may be more volatile, particularly over the short-term.

Each Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A promulgated under the Securities Act of 1933, as amended (1933 Act), and other securities which may not be readily marketable. The Funds may also invest in securities exempt from registration under Section 4(a)(2) of the 1933 Act, which exempts from registration transactions by an issuer not involving any public offering. The relative illiquidity of these securities may impair the Funds from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Trust’s Board has delegated to DMC, the day-to-day functions of determining whether individual securities are liquid for purposes of the Funds’ limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are

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Notes to financial statements

Optimum Fund Trust

10. Credit and Market Risk (continued)

not subject to the Funds’ 15% limit on investments in illiquid securities. Rule 144A, 4(a)(2) and restricted securities have been identified on the “Schedules of investments.” Restricted securities are valued pursuant to the security valuation procedures described in Note 1.

11. Contractual Obligations

Each Fund enters into contracts in the normal course of business that contain a variety of indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. However, each Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Funds’ existing contracts and expects the risk of loss to be remote.

12. General Motors Term Loan Litigation

Optimum Fixed Income Fund received notice of a litigation proceeding related to a General Motors Corporation (G.M.) term loan participation previously held by the Fund in 2009. Because it was believed that the Fund was a secured creditor, the Fund received the full principal on the loans in 2009 after the G.M. bankruptcy. However, based upon a US Court of Appeals ruling, the Motors Liquidation Company Avoidance Action Trust is seeking to recover such amounts arguing that the Fund is an unsecured creditor and, as an unsecured creditor, the Fund should not have received payment in full. Based upon available information related to the litigation and the Fund’s potential exposure, the Fund recorded a contingent liability of $1,385,788 and an asset of $415,736 based on the potential recoveries by the estate that resulted in a net decrease in the Fund’s NAV to reflect this potential recovery.

13. Recent Accounting Pronouncements

In March 2017, the FASB issued an Accounting Standards Update (ASU), ASU 2017-08, Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities which amends the amortization period for certain callable debt securities purchased at a premium, shortening such period to the earliest call date. The ASU 2017-08 does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. The ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after Dec. 15, 2018. At this time, management is evaluating the implications of these changes on the financial statements.

In August 2018, the FASB issued an ASU 2018-13, which changes certain fair value measurement disclosure requirements. ASU 2018-13, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the policy for the timing of transfers between levels and the valuation process for Level 3 fair value measurements. ASU 2018-13 is effective for fiscal years, and interim periods within those fiscal years, beginning after Dec. 15, 2019. At this time, management is evaluating the implications of these changes on the financial statements.

In August 2018, the Securities and Exchange Commission (SEC) adopted amendments to Regulation S-X to update and simplify the disclosure requirements for registered investment companies by eliminating requirements that are redundant or duplicative of US GAAP requirements or other SEC disclosure requirements. The new amendments require the presentation of the total, rather than the components, of distributable earnings on the “Statements of assets and liabilities” and the total, rather than the components, of dividends from net investment income and distributions from net realized gains on the “Statements of changes in net assets.” The amendments also removed the requirement for the parenthetical disclosure of undistributed net investment income on the “Statements of changes in net assets” and certain tax adjustments that were reflected in the “Notes to financial statements.” All of these have been reflected in the Funds’ financial statements.

14. Subsequent Events

Management has determined that no material events or transactions occurred subsequent to March 31, 2019, that would require recognition or disclosure in the Funds’ financial statements.

Report of independent

registered public accounting firm

To the Board of Trustees of Optimum Fund Trust and Shareholders of Optimum Fixed Income Fund, Optimum International Fund, Optimum Large Cap Growth Fund, Optimum Large Cap Value Fund, Optimum Small-Mid Cap Growth Fund and Optimum Small-Mid Cap Value Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Optimum Fixed Income Fund, Optimum International Fund, Optimum Large Cap Growth Fund, Optimum Large Cap Value Fund, Optimum Small-Mid Cap Growth Fund and Optimum Small-Mid Cap Value Fund (constituting Optimum Fund Trust, hereafter collectively referred to as the “Funds”) as of March 31, 2019, the related statements of operations for the year ended March 31, 2019, the statements of changes in net assets for each of the two years in the period ended March 31, 2019, including the related notes, and the financial highlights for each of the five years in the period ended March 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of March 31, 2019, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended March 31, 2019 and each of the financial highlights for each of the five years in the period ended March 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

May 21, 2019

We have served as the auditor of one or more investment companies in Optimum Fund Trust since 2010.

Other Fund information

(Unaudited)

Optimum Fund Trust

Tax Information

The information set forth below is for each Fund’s fiscal year as required by federal income tax laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of the Funds. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

All disclosures are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of the Funds to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the fiscal year ended March 31, 2019, each Fund reports distributions paid during the year as follows:

	(A)	(B)
	Long-Term	Ordinary
	Capital Gains	Income	Total	(C)
	Distributions	Distributions*	Distributions	Qualifying
	(Tax Basis)	(Tax Basis)	(Tax Basis)	Dividends[1]
Optimum Fixed Income Fund	—	100.00%	100.00%	—
Optimum International Fund	72.19%	27.81%	100.00%	—
Optimum Large Cap Growth Fund	92.38%	7.62%	100.00%	28.80%
Optimum Large Cap Value Fund	64.70%	35.30%	100.00%	100.00%
Optimum Small-Mid Cap Growth Fund	89.23%	10.77%	100.00%	—
Optimum Small-Mid Cap Value Fund	85.13%	14.87%	100.00%	100.00%

(A) and (B) are based on a percentage of each Fund’s total distributions.

(C) is based on a percentage of each Fund’s ordinary income distributions.

1Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

*For the fiscal year ended March 31, 2019, certain dividends paid by the Funds may be subject to a maximum tax rate of 20%. The percentage of dividends paid by the Funds from ordinary income reported as qualified income are as reported in the following table. Complete information will be computed and reported in conjunction with your 2019 Form 1099-DIV.

Optimum	Optimum	Optimum	Optimum	Optimum	Optimum
Fixed Income	International	Large Cap	Large Cap	Small-Mid Cap	Small-Mid Cap
Fund	Fund	Growth Fund	Value Fund	Growth Fund	Value Fund
—	100.00%	31.32%	100.00%	—	100.00%

For the fiscal year ended March 31, 2019, certain interest income paid by the Funds, determined to be Qualified Interest Income or Qualified Short-Term Capital Gains may be subject to relief from US tax withholding for foreign shareholders, as provided by the American Jobs Creation Act of 2004; the Tax Relief Unemployment Insurance Reauthorization, and Job Creations Act of 2010; and as extended by the American Taxpayer Relief Act of 2012. For the fiscal year ended March 31, 2019, the Funds have reported maximum distributions of Qualified Interest Income and Qualified Short-Term Capital Gains as follows:

	Qualified Interest Income	Short-Term Capital Gain
Optimum Large Cap Growth Fund	—	1,317,028
Optimum Small-Mid Cap Growth Fund	—	21,444

Optimum International Fund intends to pass through foreign tax credits in the maximum amount of $1,013,857. The gross foreign source income earned during the fiscal year 2019 by the Fund was $17,087,590.

174

Board Consideration of Optimum Fixed Income Fund Sub-Advisory Agreement at a Meeting Held December 13-14, 2018

At a meeting held on Dec. 13-14, 2018, the Board of Trustees of Optimum Fund Trust, including a majority of non-interested or independent Trustees (the “Independent Trustees”), approved a new Sub-Advisory Agreement between Delaware Management Company (“DMC” or “Management”) and Macquarie Investment Management Austria Kapitalanlage (“MIMAK” or “Sub-Advisor”) for Optimum Fixed Income Fund (the “Fund” or “Fixed Income Fund”). MIMAK is an affiliate of DMC.

In reaching the decision to approve the Sub-Advisory Agreement, the Board considered and reviewed information about MIMAK, including its personnel, operations and financial condition, which had been provided by MIMAK. The Board also reviewed material furnished by DMC, including: a memorandum from DMC reviewing the Sub-Advisory Agreement and the various services proposed to be rendered by MIMAK; information concerning MIMAK’s organizational structure and the experience of their key investment management personnel; copies of MIMAK’s Form ADV, financial statements, compliance policies and procedures, and Code of Ethics; relevant performance information provided with respect to MIMAK; and a copy of the Sub-Advisory Agreement.

In considering such information and materials, the Independent Trustees received assistance and advice from and met separately with independent counsel. The materials prepared by Management in connection with the approval of the Sub-Advisory Agreement were sent to the Independent Trustees in advance of the meeting. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s decision. This discussion of the information and factors considered by the Board (as well as the discussion above) is not intended to be exhaustive, but rather summarizes certain factors considered by the Board. In view of the wide variety of factors considered, the Board did not, unless otherwise noted, find it practicable to quantify or otherwise assign relative weights to the following factors. In addition, individual Trustees may have assigned different weights to various factors.

Nature, extent, and quality of services. In considering the nature, extent and quality of the services to be provided by the Sub-Advisor, the Board reviewed the services to be provided by the Sub-Advisor pursuant to the Sub-Advisory Agreement and as described at the meeting. The Board reviewed materials provided by the Sub-Advisor regarding the experience and qualifications of the personnel who will be responsible for providing services to a portion of the Fixed Income Fund. The Board also considered relevant performance information provided with respect to the Sub-Advisor. In discussing the nature of the services proposed to be provided by the Sub-Advisor, it was observed that, unlike traditional sub-advisors who make the investment related decisions with respect to a sub-advised portfolio, the relationship between DMC (the Fund’s investment manager) and the Sub-Advisor as currently contemplated is more of a collaborative effort between DMC and the Sub-Advisor and a cross-pollination of investment ideas. Moreover, the Board noted the stated intention that DMC retain the final decision-making authority with respect to purchases and sales of securities in the Fixed Income Fund. Based upon these considerations, the Board was satisfied with the nature and quality of the overall services to be provided by the Sub-Advisor to the Fund and its shareholders and was confident in the abilities of the Sub-Advisor to provide quality services to the Fund and its shareholders.

Investment performance. In regards to the appointment of the Sub-Advisor for the Fixed Income Fund, the Board reviewed information on prior performance for the Sub-Advisor. In evaluating performance, the Board considered that the Sub-Advisor would provide investment advice and recommendations, including with respect to specific securities, for consideration and evaluation by DMC’s portfolio managers, but that DMC’s portfolio managers for the Fund would retain final portfolio management discretion.
Sub-advisory fees. The Board considered that DMC would not pay the Sub-Advisor any fees in conjunction with the services that would be rendered to the Fixed Income Fund. The Board concluded that, in light of the quality and extent of the services to be provided and the business relationships between DMC and the Sub-Advisor, the proposed fee arrangement was understandable and appropriate.

Profitability, economies of scale and fall out benefits. Information about the Sub-Advisor’s profitability from its relationship with the Fixed Income Fund was not available because it had not begun to provide services to the Fund. It was also noted that the Sub-Advisor would be receiving no fees in connection with its services under the Sub-Advisory Agreement. With regard to potential fall-out benefits derived or to be derived by the Sub-Advisor and its affiliates in connection with their relationship to the Fund, the Board considered the potential benefit to DMC and the Sub-Advisor of marketing a global approach on the portfolio management of their fixed income investment strategies. The Trustees also noted that economies of scale are shared with the Fixed Income Fund and its shareholders through investment management fee breakpoints in DMC’s fee schedule for the Fixed Income Fund so that as the Fund grows in size, its effective investment management fee rate declines.

(continues	)	175

Other Fund information

(Unaudited)

Optimum Fund Trust

Board Consideration of Optimum Fixed Income Fund Sub-Advisory Agreements at a Meeting Held March 27-28, 2019

At a meeting held on March 27-28, 2019, the Board of Trustees of Optimum Fund Trust, including a majority of non-interested or independent Trustees (the “Independent Trustees”), approved a new Sub Advisory Agreement between Delaware Management Company (“DMC” or “Management”) and each of Macquarie Investment Management Europe Limited (“MIMEL”), Macquarie Investment Management Austria Kapitalanlage (“MIMAK”), and Macquarie Investment Management Global Limited (“MIMGL”) for Optimum Fixed Income Fund (the “Fund” or “Fixed Income Fund”). MIMEL, MIMAK and MIMGL may also be referenced as a “Sub-Advisor” or “Sub-Advisor(s)” below. Each Sub-Advisor is an affiliate of DMC.

In reaching the decision to approve the Sub-Advisory Agreements, the Board considered and reviewed information about each of MIMEL, MIMAK and MIMGL, including its personnel, operations and financial condition, which had been provided by MIMEL, MIMAK and MIMGL, respectively. The Board also reviewed material furnished by DMC in advance of the meeting, including: a memorandum from DMC reviewing the Sub-Advisory Agreements and the various services proposed to be rendered by MIMEL, MIMAK and MIMGL; information concerning MIMEL’s, MIMAK’s and MIMGL’s organizational structure and the experience of their key investment management personnel; copies of MIMEL’s, MIMAK’s and MIMGL’s Form ADV, financial statements, compliance policies and procedures, and Codes of Ethics; relevant performance information provided with respect to MIMEL, MIMAK and MIMGL; and a copy of the Sub-Advisory Agreements.

In considering such information and materials, the Independent Trustees received assistance and advice from and met separately with their independent counsel. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s decision to approve the Sub-Advisory Agreements. This discussion of the information and factors considered by the Board (as well as the discussion above) is not intended to be exhaustive, but rather summarizes certain factors considered by the Board. In view of the wide variety of factors considered, the Board did not, unless otherwise noted, find it practicable to quantify or otherwise assign relative weights to the following factors. In addition, individual Trustees may have assigned different weights to various factors.

Nature, extent, and quality of services. In considering the nature, extent and quality of the services to be provided by the Sub-Advisors, the Board reviewed the services to be provided by each Sub-Advisor pursuant to each Sub-Advisory Agreement and as described at the meeting. The Board reviewed materials provided by the Sub-Advisors regarding the experience and qualifications of the personnel who will be responsible for providing services to a portion of the Fixed Income Fund. The Board also considered relevant performance information provided with respect to each Sub-Advisor. In discussing the nature of the services proposed to be provided by the Sub-Advisors, it was observed that, unlike traditional sub-advisors who make all of the investment related decisions with respect to a sub-advised portfolio, the relationship between DMC (the Fund’s investment manager) and the Sub-Advisors as currently contemplated is primarily more of a collaborative effort between DMC and the Sub-Advisors and a cross pollination of investment ideas. The Board further noted the stated intention under the new Sub-Advisory Agreements that DMC would have the sole discretion to delegate portions of the implementation of the Fund’s strategy with respect to the portion of the portfolio managed by DMC to the Sub-Advisors who would be permitted to execute Fund trades and exercise investment discretion pursuant to that delegation and subject to DMC oversight. However, DMC and the Fund’s named portfolio managers will continue to retain principal responsibility for the Fund’s strategy and investment process and be primarily responsible for the day-to-day management of DMC’s portion of the Fund’s portfolio. Based upon these considerations, the Board was satisfied with the nature and quality of the overall services to be provided by the Sub-Advisors to the Fund and its shareholders and was confident in the abilities of the Sub-Advisors to provide quality services to the Fund and its shareholders.

Investment performance. In regards to the appointment of the Sub-Advisors for the Fixed Income Fund, the Board reviewed information on prior performance for the Sub-Advisors. In evaluating performance, the Board considered that the Sub-Advisors would provide investment advice and recommendations, including with respect to specific securities, but that DMC’s portfolio managers for the Fund would retain principal responsibility for the Fund’s strategy as described above. In addition, the Board considered that the Sub-Advisors would also execute Fund security trades on behalf of DMC and be permitted by DMC to exercise investment discretion for securities in certain markets where DMC wanted to utilize a Sub-Advisor’s specialized market knowledge.

Sub-advisory fees. The Board considered that DMC would pay the Sub-Advisors a sub-advisory fee based on the extent to which a Sub-Advisor provides services to the Fund as described in the Sub-Advisory Agreements. In considering the appropriateness of the sub-advisory fees, the Board also reviewed and considered the fees in light of the nature, extent and quality of the sub-advisory services to be provided by each Sub-Advisor, as more fully discussed above. The Board noted that the sub-advisory fees are paid by DMC to each Sub-Advisor and are not additional fees borne by the Fund, and that the management fee paid by the Fund to DMC would stay the same at current asset levels. The Board was provided with information showing an estimate of the sub-advisory fees to be paid to each Sub-Advisor based on a projection of

176

Sub-Advisor allocations given certain historical investment trends, as well as information regarding the expected impact the sub-advisory arrangements would have on the profitability of DMC. The Board also noted that, given the collaborative nature of the services to be provided by the Sub-Advisors to the Fund, there were no comparable accounts and corresponding fees to which the Sub-Advisors were able to compare this arrangement. The Board concluded that, in light of the quality and extent of the services to be provided and the business relationships between DMC and the Sub-Advisors, the proposed fee arrangement was understandable and reasonable.

Profitability, economies of scale and fall out benefits. Information about each Sub-Advisor’s profitability from its relationship with the Fixed Income Fund was not available because it had not begun to provide services to the Fund. With regard to potential fall-out benefits derived or to be derived by the Sub-Advisors and their affiliates in connection with their relationship to the Fund, the Board considered the potential benefit to DMC and the Sub-Advisors of marketing a global approach on the portfolio management of their fixed income investment strategies. The Trustees also noted that economies of scale are shared with the Fixed Income Fund and its shareholders through investment management fee breakpoints in DMC’s fee schedule for the Fixed Income Fund so that as the Fund grows in size, its effective investment management fee rate declines.

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Board of trustees and officers addendum

Optimum Fund Trust

A mutual fund is governed by a Board of Trustees, which has oversight responsibility for the management of a fund’s business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others that perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. The following is a list of the Trustees and Officers of the Trust with certain background and related information.

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex[1]Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
INTERESTED TRUSTEES
Brett W. Wright[2] 2005 Market Street Philadelphia, PA 19103 February 1970	Trustee, President, and Chief Executive Officer	Since March 29, 2019	Co-Head of Client Group — Macquarie Investment Management[3] (2016-Present) Head of Third-Party Distribution — Macquarie Investment Management[3] (2014-2016) Western Division Sales Manager — Delaware Investments (2011-2014)	6	None
Matt Audette[2] 2005 Market Street Philadelphia, PA 19103 May 1974	Trustee	Since Dec.16, 2016	Chief Financial Officer and Managing Director — LPL Financial LLC (2015-Present) Chief Financial Officer — E*TRADE Financial Corporation (2011-2015)	6	None
INDEPENDENT TRUSTEES
Robert J. Christian 2005 Market Street Philadelphia, PA 19103 February 1949	Chairman and Trustee	Chairman since March 19, 2009 Trustee since Nov. 1, 2007	Private Investor (2006-Present)	6	Trustee — FundVantage Trust (34 mutual funds) (2007-Present)
Durant Adams Hunter 2005 Market Street Philadelphia, PA 19103 November 1948	Trustee	Since July 17, 2003	Managing Partner — Ridgeway Partners (Executive recruiting) (2004-Present)	6	None
Pamela J. Moret 2005 Market Street Philadelphia, PA 19103 February 1956	Trustee	Since Oct. 1, 2013	Private Investor (2015–Present) Chief Executive Officer — brightpeak financial (2011-2015) Senior Vice President — Thrivent Financial for Lutherans (2002-2015)	6	Director — Blue Cross Blue Shield of Minnesota (2014-Present)
Stephen P. Mullin 2005 Market Street Philadelphia, PA 19103 February 1956	Trustee	Since July 17, 2003	President — Econsult Solutions, Inc. (2013-Present) Senior Vice President — Econsult Corp. (Economic consulting) (2000-2012)	6	None

Name, Address, and Birth Date	Position(s) Held with Fund(s)	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex[1]Overseen by Trustee or Officer	Other Directorships Held by Trustee or Officer
INDEPENDENT TRUSTEES (continued)
Robert A. Rudell 2005 Market Street Philadelphia, PA 19103 September 1948	Trustee	Since July 17, 2003	Private Investor (2002-Present)	6	Director and Independent Chairman — Heartland Funds (4 mutual funds) (2005-Present)

Jon Socolofsky 2005 Market Street Philadelphia, PA 19103 March 1946	Trustee	Since July 17, 2003	President — H&S Enterprises of Minocqua, LLC (Commercial real estate developer) (2005-Present) Private Investor (2002-Present)	6	None

Susan M. Stalnecker 2005 Market Street Philadelphia, PA 19103 January 1953	Trustee	Since Dec. 14, 2016	Senior Advisor — Boston Consulting Group (2016-Present) Vice President — Productivity & Shared Services — E.I. du Pont de Nemours and Company (2012-2016) Vice President and Treasurer — E.I. du Pont de Nemours and Company (2006-2012)	6	Trustee —Duke University Health System, Audit Committee member (2010-Present) Director — Leidos (2016-Present) Director — Bioventus (2018-present)
OFFICERS

David F. Connor 2005 Market Street Philadelphia, PA 19103 December 1963	Senior Vice President, General Counsel, and Secretary	Senior Vice President since May 2013; General Counsel since May 2015; Secretary since October 2005	David F. Connor has served in various capacities at different times at Macquarie Investment Management[3] .	6	None[4]

Daniel V. Geatens 2005 Market Street Philadelphia, PA 19103 October 1972	Vice President and Treasurer	Since Sept. 20, 2007	Daniel V. Geatens has served in various capacities at different times at Macquarie Investment Management[3] .	6	None[4]

Richard Salus 2005 Market Street Philadelphia, PA 19103 October 1963	Senior Vice President and Chief Financial Officer	Since Jan. 1, 2006	Richard Salus has served in various capacities at different times at Macquarie Investment Management[3] .	6	None[4]

[1]	The term “Fund Complex” refers to the Funds in the Optimum Fund Trust.
[2]	“Interested persons” of the Funds by virtue of their executive and management positions or relationships with the Fund’s service providers or sub-service providers.
[3]

Macquarie Investment Management is the marketing name for Macquarie Management Holdings, Inc. and its subsidiaries, including the Fund’s(s’) investment advisor, principal underwriter, and its transfer agent. Mr. Geatens also serves as the Chief Financial Officer and Treasurer for Macquarie Global Infrastructure Total Return Fund Inc., which has an affiliated investment manager.

[4]

Messr. Connor, Geatens, and Salus also serve in similar capacities for the Delaware Funds® by Macquarie, a fund complex that has the same manager, principal underwriter, and transfer agent as the Trust.

The Statement of Additional Information for the Funds includes additional information about the Trustees and Officers and is available, without charge, upon request by calling your financial advisor or 800 914-0278.

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About the organization

This annual report is for the information of Optimum Fund Trust shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Optimum Fund Trust and the fact sheet for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives, and operating policies of the investment company. You should read the prospectus carefully before you invest. The figures in this report represent past results that are not a guarantee of future results. The return and principal value of an investment in the investment company will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Board of trustees

Matt Audette

Chief Financial Officer and Managing

Director —

LPL Financial LLC

Brett Wright

Co-Head of Client Group —

Macquarie Investment Management

Robert J. Christian

Private Investor

Durant Adams Hunter

Managing Partner — Ridgeway Partners

Pamela J. Moret

Private Investor

Stephen P. Mullin

President — Econsult Solutions, Inc.

Robert A. Rudell

Private Investor

Jon Socolofsky

Private Investor

Susan M. Stalnecker

Senior Advisor — Boston Consulting

Group

Affiliated officers

David F. Connor

Senior Vice President,

General Counsel, and Secretary

Optimum Fund Trust

Philadelphia, PA

Daniel V. Geatens

Vice President and Treasurer

Optimum Fund Trust

Philadelphia, PA

Richard Salus

Senior Vice President and

Chief Financial Officer

Optimum Fund Trust

Philadelphia, PA

Contact information

Investment manager

Delaware Management Company, a series of Macquarie Investment Management

Business Trust, Philadelphia, PA

National distributor

Delaware Distributors, L.P.

Philadelphia, PA

Shareholder servicing, dividend

disbursing, and transfer agent

Delaware Investments Fund

Services Company

2005 Market Street

Philadelphia, PA 19103-7094

For shareholders, securities dealers

and financial institutions

representatives only

800 914-0278

Website

optimummutualfunds.com

Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q or Form N-PORT (available for filings after March 31, 2019). Each Fund’s Forms N-Q or Forms N-PORT, as well as a description of the policies and procedures that the Funds use to determine how to vote proxies (if any) relating to portfolio securities, are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that the Funds use to determine how to vote proxies (if any) relating to portfolio securities and the Schedule of Investments included in the Funds’ most recent Form N-Q or Form N-PORT are available without charge on the Funds’ website at optimummutualfunds.com/literature. Each Fund’s Forms N-Q and Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.; information on the operation of the Public Reference Room may be obtained by calling 800 SEC-0330.

Information (if any) regarding how the Funds voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Funds’ website at optimummutualfunds.com/proxy; and (ii) on the SEC’s website at sec.gov.

Item 2. Code of Ethics

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of the registrant’s Code of Business Ethics has been posted on the Optimum Mutual Funds’ Internet Web site at www.optimummutualfunds.com. Any amendments to the Code of Business Ethics, and information on any waiver from its provisions granted by the registrant, will also be posted on this Web site within five business days of such amendment or waiver and will remain on the Web site for at least 12 months.

Item 3. Audit Committee Financial Expert

The registrant’s Board of Trustees/Directors has determined that certain members of the registrant’s Audit Committee are audit committee financial experts, as defined below. For purposes of this item, an “audit committee financial expert” is a person who has the following attributes:

a. An understanding of generally accepted accounting principles and financial statements;

b. The ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves;

c. Experience preparing, auditing, analyzing, or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements, or experience actively supervising one or more persons engaged in such activities;

d. An understanding of internal controls and procedures for financial reporting; and

e. An understanding of audit committee functions.

An “audit committee financial expert” shall have acquired such attributes through:

a. Education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor or experience in one or more positions that involve the performance of similar functions;

b. Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor, or person performing similar functions;

c. Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements; or

d. Other relevant experience.

The registrant’s Board of Trustees/Directors has also determined that each member of the registrant’s Audit Committee is independent. In order to be “independent” for purposes of this item, the Audit Committee member may not: (i) other than in his or her capacity as a member of the Board of Trustees/Directors or any committee thereof, accept directly or indirectly any consulting, advisory or other compensatory fee from the issuer; or (ii) be an “interested person” of the registrant as defined in Section 2(a)(19) of the Investment Company Act of 1940.

The names of the audit committee financial experts on the registrant’s Audit Committee are set forth below:

Robert J. Christian
Robert A. Rudell
Jon E. Socolofsky
Susan M. Stalnecker

Item 4. Principal Accountant Fees and Services

(a) Audit fees.

The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $156,050 for the fiscal year ended March 31, 2019.

The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $153,000 for the fiscal year ended March 31, 2018.

(b) Audit-related fees.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended March 31, 2019.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $640,000 for the registrant’s fiscal year ended March 31, 2018. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: year-end audit procedures; group reporting and subsidiary statutory audits.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the registrant’s financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended March 31, 2018.

The aggregate fees billed by the registrant’s independent auditors for services relating to the performance of the audit of the financial statements of the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $640,000 for the registrant’s fiscal year ended March 31, 2017. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: year end audit procedures; group reporting and subsidiary statutory audits.

(c) Tax fees.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $29,175 for the fiscal year ended March 31, 2019. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended March 31, 2019.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant were $29,175 for the fiscal year ended March 31, 2018. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

The aggregate fees billed by the registrant’s independent auditors for tax-related services provided to the registrant’s investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended March 31, 2018.

(d) All other fees.

The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended March 31, 2019.

The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended March 31, 2018. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and (c) of this Item were $0 for the fiscal year ended March 31, 2018.

The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant’s independent auditors to the registrant’s adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant’s fiscal year ended March 31, 2017. The percentage of these fees relating to services approved by the registrant’s Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%.

(e) The registrant’s Audit Committee has established pre-approval policies and procedures as permitted by Rule 2-01(c)(7)(i)(B) of Regulation S-X (the “Pre-Approval Policy”) with respect to services provided by the registrant’s independent auditors. Pursuant to the Pre-Approval Policy, the Audit Committee has pre-approved the services set forth in the table below with respect to the registrant up to the specified fee limits. Certain fee limits are based on aggregate fees to the registrant and other registrants within the Optimum Fund Trust.

Service	Range of Fees
Audit Services
Statutory audits or financial audits for new Funds	up to $25,000 per Fund

Services associated with SEC registration statements (e.g., Form N-1A, Form N-14, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters for closed-end Fund offerings, consents), and assistance in responding to SEC comment letters up to $10,000 per Fund

Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit-related services” rather than “audit services”)

up to $25,000 in the aggregate
Audit-Related Services

Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and /or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit services” rather than “audit-related services”)

up to $25,000 in the aggregate
Tax Services
U.S. federal, state and local and international tax planning and advice (e.g., consulting on statutory, regulatory or administrative developments, evaluation of Funds’ tax compliance function, etc.)	up to $25,000 in the aggregate
U.S. federal, state and local tax compliance (e.g., excise distribution reviews, etc.)	up to $5,000 per Fund
Review of federal, state, local and international income, franchise and other tax returns	up to $5,000 per Fund

Under the Pre-Approval Policy, the Audit Committee has also pre-approved the services set forth in the table below with respect to the registrant’s investment adviser and other entities controlling, controlled by or under common control with the investment adviser that provide ongoing services to the registrant (the “Control Affiliates”) up to the specified fee limit. This fee limit is based on aggregate fees to the investment adviser and its Control Affiliates.

Service	Range of Fees
Non-Audit Services
Services associated with periodic reports and other documents filed with the SEC and assistance in responding to SEC comment letters	up to $10,000 in the aggregate

The Pre-Approval Policy requires the registrant’s independent auditors to report to the Audit Committee at each of its regular meetings regarding all services initiated since the last such report was rendered, including those services authorized by the Pre-Approval Policy.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s independent auditors for services rendered to the registrant and to its investment adviser and other service providers under common control with the adviser were $11,748,000 and $11,748,000 for the registrant’s fiscal years ended March 31, 2019 and March 31, 2018, respectively.

(h) In connection with its selection of the independent auditors, the registrant’s Audit Committee has considered the independent auditors’ provision of non-audit services to the registrant’s investment adviser and other service providers under common control with the adviser that were not required to be pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X. The Audit Committee has determined that the independent auditors’ provision of these services is compatible with maintaining the auditors’ independence.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Investments

(a) Included as part of report to shareholders filed under Item 1 of this Form N-CSR.

(b) Divestment of securities in accordance with Section 13(c) of the Investment Company Act of 1940.

Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 180 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the semiannual period covered by the report to stockholders included herein that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable

Item 13. Exhibits

(a) (1) Code of Ethics

Not applicable.

(2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as Exhibit 99.CERT.

(3) Written solicitations to purchase securities pursuant to Rule 23c-1 under the Securities Exchange Act of 1934.

Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf, by the undersigned, thereunto duly authorized.

OPTIMUM FUND TRUST

BRETT W. WRIGHT
By:	Brett W. Wright
Title:	President and Chief Executive Officer
Date:	June 5, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

BRETT W. WRIGHT
By:	Brett W. Wright
Title:	President and Chief Executive Officer
Date:	June 5, 2019

RICHARD SALUS
By:	Richard Salus
Title:	Chief Financial Officer
Date:	June 5, 2019